UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

SUN CAPITAL ADVISERS TRUST

(Exact name of registrant as specified in charter)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Address of principal executive offices) (Zip code)

John T. Donnelly

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 432-1102 x 3330

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

SUN CAPITAL ADVISERS TRUST®

Annual Report December 31, 2010

SCSM AllianceBernstein International Value Fund

SCSM BlackRock International Index Fund

SCSM BlackRock Large Cap Index Fund

SCSM BlackRock Small Cap Index Fund

SCSM Goldman Sachs Mid Cap Value Fund

SCSM Columbia Small Cap Value Fund

SCSM Davis Venture Value Fund

SCSM Invesco Small Cap Growth Fund

SCSM Lord Abbett Growth & Income Fund

SCSM WMC Blue Chip Mid Cap Fund

SCSM WMC Large Cap Growth Fund

Sun Capital Global Real Estate Fund

SCSM Ibbotson Tactical Opportunities Fund

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

SCSM BlackRock Inflation Protected Bond Fund

SCSM Goldman Sachs Short Duration Fund

SCSM PIMCO High Yield Fund

SCSM PIMCO Total Return Fund

SCSM Ibbotson Balanced Fund

SCSM Ibbotson Conservative Fund

SCSM Ibbotson Growth Fund

Sun Capital Advisers Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Its investment adviser is Sun Capital Advisers LLC®, a member of the Sun Life Financial group of companies.

Important Information about this Report:

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Investors should consider the investment objectives, risks, charges and expenses of a Fund before investing. This and other information is contained in a Fund’s prospectus. Please read the prospectus carefully before you invest.

The views and opinions expressed in each Fund’s “Management’s Discussion and Analysis” are those of the portfolio manager(s) of the Fund. The views and opinions expressed, and the portfolio holdings described, are as of December 31, 2010, and are subject to change at any time without notice due to market or other conditions. These should not be construed as investment advice or as a recommendation to buy or sell any security. Any forecasts or other forward looking views may not come to pass. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2010.

An investment in a Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation. It is possible to lose money on an investment in any of the Funds.

Country codes included within each Fund’s Portfolio of Investments are unaudited.

SC ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

(subadvised by AllianceBernstein L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of SC AllianceBernstein International Value Fund (the “Fund”) returned 4.62% and 4.52%, respectively, underperforming the benchmark, the MSCI- EAFE Index (the “Index”), which returned 7.75% for the same period.

What economic and market factors most influenced the global equity markets as a whole during the year ended December 31, 2010?

Equities rose during 2010, but markets were erratic. Concerns about sovereign debt troubles in Europe, Chinese growth and the fears of a second economic slowdown or a “double dip” recession in the U.S. interrupted the global market recovery in the second quarter. Markets did recover in the last four months of the year, led by stocks in the U.S. and emerging markets.

Tough market conditions have created an unprecedented value opportunity in stocks across all market sectors. During 2010, macroeconomic uncertainties prompted a flight to safe assets such as government debt. Strong corporate fundamentals were not rewarded as equity correlation was high, meaning stocks tended to trade in the same direction despite a wide divergence in underlying company performance. High risk aversion led investors to shun the value stocks that the Fund invests in.

How did the country allocations affect relative Fund performance during the year ended December 31, 2010?

The Fund’s country allocations are primarily a result of the bottom-up stock selection process. Overall security selection within countries had a negative impact on the Fund’s performance, detracting the most in Germany, Hong Kong and France. Country selection was a positive contributor to performance due to the Fund’s overweight positions in the United Kingdom (U.K.) and Canada, but a detractor due to underweight positions in Sweden and Hong Kong as compared to the Index. Finally, currency selection in the Fund contributed to performance due to the Fund’s overweight position in the U.S. dollar and the Canadian dollar, but detracted due to underweight positions in the Australian dollar and Japanese yen.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2010?

Holdings in several sectors benefited from signs of improving demand that is likely to continue as the global economic recovery progresses. German automaker Bayerische Motoren Werke (BMW) outperformed as demand recovered and as the company introduced new models, helping it gain market share and outperform its peers. Industrial commodity stocks, such as U.K. companies Xstrata PLC and Rio Tinto PLC, and Canadian company Lundin Mining Corp. benefited from a strong price surge in the commodity sector, driven by the U.S. Federal Reserve’s new quantitative easing initiative (U.S. Treasury Bond purchases) and resulting U.S. dollar weakness.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2010?

Several European holdings suffered from sovereign debt concerns, including UniCredit SpA, the Italian banking group. As the crisis evolved, the Fund trimmed its position in UniCredit SpA.

Japanese company Sharp Corp. weighed on the Fund’s returns in the year. Sharp Corp., which competes with Korean companies, was adversely affected by the appreciation of the Japanese yen versus the Korean won and weaker Liquid Crystal Display (LCD) pricing. Also detracting from performance was the Fund’s position in Portuguese retailer Espirit Holdings Ltd. and French utility Electricié de France.

SC ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

Did the fund experience major changes to its top ten holdings during the year ended December 31, 2010?

There were five positions on the top ten holdings list as of December 31, 2009 that still remained among the Fund’s top ten holdings as of December 31, 2010. The five new additions to the top ten holdings list were AstraZeneca PLC, Nestle SA, Toyota Motor Corp., BHP Billiton PLC and E.ON AG. These securities, except for Toyota Motor Corp., which was a new purchase in 2010, were held by the Fund as of December 31, 2009 but were not in the top ten holdings. However, during 2010, their position size expanded due to market fluctuation and/or additions to the position size such that they were in the top ten holdings as of December 31, 2010. The five top ten holdings as of December 31, 2009 that were no longer on the Fund’s top ten holdings list as of December 31, 2010 remain as holdings by the Fund in reduced positions with the exception of Banco Santander SA which was sold from the Fund after being affected by investor anxiety over the European sovereign debt crisis.

How was the Fund positioned relative to its benchmark index at December 31, 2010?

The Fund is constructed using a bottom-up stock selection process. Relative sector weights are therefore a function of that approach rather than a result of top-down insights. Many of the companies that the Fund holds have massive amounts of cash on their balance sheets and strong cash flow, giving them ability to pay dividends to shareholders in the years ahead. The Fund’s sector weights illustrate where we have found value opportunities created from this environment.

The Fund remains tilted to benefit from the continued economic recovery through its holdings in the Consumer Discretionary, Materials and Energy sectors specifically. There are also attractive opportunities within the Telecommunications sector, where holdings such as U.K. company Vodafone Group PLC have significant cash on the balance sheet, pay sizable dividends, yet trade at very attractive valuations.

The Fund’s underweight positions to the Consumer Staples and Financials sectors are a result of more limited value opportunities and our assessment of risk. The Fund remains underweight in the Consumer Staples sector where valuations are more demanding. The continued risk around sovereign debt issues in Europe has led to underweight positions in the Financial sector, although the Fund continues to own many companies in Europe, Asia and Australia that offer attractive risk/reward profiles.

SC ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

COUNTRY ALLOCATIONS AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each country reflect the value of investments in that country as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Includes 21 countries with an allocation of less than 2% individually.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2010

	% of Net Assets	Industry
Royal Dutch Shell PLC, A Shares	2.2%	Oil, Gas & Consumable Fuels
Rio Tinto PLC	1.8	Metals & Mining
AstraZeneca PLC	1.8	Pharmaceuticals
Vodafone Group PLC	1.7	Wireless Telecommunication Services
BP PLC	1.7	Oil, Gas & Consumable Fuels
Novartis AG	1.5	Pharmaceuticals
Nestle SA	1.5	Food Products
Toyota Motor Corp.	1.5	Automobiles
BHP Billiton PLC	1.2	Metals & Mining
E.ON AG	1.2	Electric Utilities

SC ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC AllianceBernstein International Value Fund – Initial Class and the MSCI-EAFE Index

Comparison of Change in Value of a $10,000 Investment in the SC AllianceBernstein International Value Fund – Service Class and the MSCI-EAFE Index

SC ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

	One Year	Life of Fund***
SC AllianceBernstein International Value Fund-Initial Class Shares	4.62%	3.34%
SC AllianceBernstein International Value Fund-Service Class Shares	4.52%	3.12%
MSCI-EAFE Index*	7.75%	5.85%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The MSCI-EAFE Index (Europe, Australasia, Far East) tracks performance of large cap international equity securities and is widely regarded as the standard for measuring large cap international stock market performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC AllianceBernstein International Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2010.

SC BLACKROCK INTERNATIONAL INDEX FUND

(subadvised by BlackRock Investment Management, LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended December 31, 2010?

For the period from November 15, 2010 (commencement of operations) to December 31, 2010, the Initial and Service Class shares of SC BlackRock International Index Fund (the “Fund”) returned 3.80% and 3.70%, respectively, outperforming the benchmark, the MSCI-EAFE Index (the “Index”), which returned 1.87% for the same period.

What economic and market factors most influenced the global equity markets as a whole during the quarter ended December 31, 2010?

International equity markets continued their climb over the fourth quarter, although the pace of the rally slowed relative to the previous quarter. The Index advanced 6.6% for the quarter, finishing the year with a 7.8% gain. Most countries in the Index posted gains for the quarter with the strongest returns seen in Japan, Norway, Austria and New Zealand, while Greece and Spain declined.

Emerging markets continued to outpace the developed world in terms of economic growth, and continued to post respectable gains despite the surfacing of concerns around the implementation of widespread tightening of monetary policy. While the MSCI Emerging Markets Index marginally outperformed the MSCI-EAFE Index for the quarter with its 7.4% return, it significantly outpaced the Index for the year, with a gain of 19.2%.

In Europe, concerns over the regional debt crisis resurfaced and dominated equity markets. Ireland’s acceptance of a bailout package elevated concerns over further contagion of the crisis to peripheral European nations, with particular focus on Spain and Portugal. Nevertheless, macroeconomic data from core European countries remained solid over the quarter, highlighted by strong industrial production. Germany was the main growth engine in the Eurozone, as German macro data consistently beat expectations.

Despite a weak start to the quarter, Japanese equities posted powerful gains, driven by exchange rate movements, generally improving macroeconomic data, and gross domestic product (“GDP”) growth that exceeded expectations. Elsewhere in Asia, geopolitical tensions in Korea and increasing concerns about overheating in China resulted in mixed performance across the region.

While all of the sectors in the Index advanced over the quarter, cyclical sectors outpaced defensive sectors as investors experienced a renewed confidence and gravitated toward higher risk assets. The Materials sector charged ahead of the Index, followed by the Information Technology, Industrials, and Energy sectors. The Financials sector had the weakest positive return.

How did the country allocations affect Fund performance during the period ended December 31, 2010?

The top contributors to the Fund’s performance were Japan, Australia, United Kingdom and Switzerland while the top detractors were Spain and Italy.

Which sectors contributed most to the Fund’s performance results during the period ended December 31, 2010?

The Fund’s investment in a money market fund during the short period at the Fund’s inception positively contributed to the relative Fund’s performance against the Index that declined during that period. The top contributors to the Fund’s performance were the Materials, Industrials and Consumer Discretionary sectors.

Which sectors detracted most from the Fund’s performance results during the period ended December 31, 2010?

The Telecommunication Services sector was the primary detractor from the Fund’s performance.

SC BLACKROCK INTERNATIONAL INDEX FUND (Continued)

COUNTRY ALLOCATIONS AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each country reflect the value of investments in that country as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Includes 19 countries with an allocation of less than 2% individually.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2010

	% of Net Assets	Industry
Nestle SA	1.8%	Food Products
HSBC Holdings PLC	1.6	Commercial Banks
BHP Billiton Ltd.	1.3	Metals & Mining
BP PLC	1.2	Oil, Gas & Consumable Fuels
Vodafone Group PLC	1.2	Wireless Telecommunication Services
Novartis AG	1.1	Pharmaceuticals
Royal Dutch Shell PLC, Class A	1.0	Oil, Gas & Consumable Fuels
Total SA	1.0	Oil, Gas & Consumable Fuels
Toyota Motor Corp.	0.9	Automobiles
Roche Holding AG	0.9	Pharmaceuticals

SC BLACKROCK INTERNATIONAL INDEX FUND (Continued)

As of the year ended 12/31/10, the Fund did not have six months of performance and therefore line graphs are not presented.

Total Returns for Period Ended December 31, 2010**

Life of Fund***±
SC BlackRock International Index Fund-Initial Class Shares	3.80%
SC BlackRock International Index Fund-Service Class Shares	3.70%
MSCI-EAFE Index*	1.87%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The MSCI-EAFE Index (Europe, Australasia, Far East) tracks performance of large cap international equity securities and is widely regarded as the standard for measuring large cap international stock market performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC BlackRock International Index Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from November 15, 2010 (commencement of operations) to December 31, 2010.

± Returns for period of less than one year are not annualized.

SC BLACKROCK LARGE CAP INDEX FUND

(subadvised by BlackRock Investment Management, LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year and period ended December 31, 2010?

Effective November 15, 2010, BlackRock Investment Management, LLC replaced OppenheimerFunds, Inc. as subadviser to the SC Oppenheimer Large Cap Core Fund, and the name of the fund was changed to SC BlackRock Large Cap Index Fund (the “Fund”). In connection with this change, the Fund changed its investment goal and investment strategy from an active to a passive management approach, and will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Standard & Poor’s (“S&P”) 500 Index (the “Index”).

For the year ended December 31, 2010, the Fund’s Initial and Service Class shares returned 16.76% and 16.45%, respectively, outperforming the benchmark Index, which returned 15.06% for the same period. For the period from November 15, 2010 to December 31, 2010, the Fund’s Initial and Service Class shares returned 5.16% and 5.15%, respectively, underperforming the Index which returned 5.28% for the same period.

What economic and market factors most influenced the equity markets as a whole during the quarter ended December 31, 2010?

Domestic equity markets continued their rally through the fourth quarter as the economic recovery gained traction and accelerated toward year end. During the quarter, the Federal Reserve Board (Fed) launched a second round of quantitative easing (“QE2”) measures consisting of U.S. Treasury Bond purchases, the Republicans won control of the House of Representatives in the November election, and the Bush-era tax cuts were extended and supplemented with some fiscal enhancements. As a result of these market-friendly actions, together with stronger economic data and continued positive surprises on the corporate earnings front, U.S. equity markets posted strong gains for the quarter despite a correction during the month of November due to concerns about the European sovereign debt crisis and heightened geopolitical tensions in Korea.

Although, the corporate sector was an important area of strength for the U.S. economy and consumer spending showed improvement, weakness in the housing and labor markets continued to burden the economy. The housing sector remained plagued with declining home prices and depressed levels of sales, starts, and overall construction activity.

Deflationary risk continued to threaten the momentum of economic growth in the United States, tempering gains in the equity markets as inflation remained muted. The seasonally adjusted Consumer Price Index was up only 0.1% in November, leaving the year-over-year rate at 1.1%. The high degree of excess capacity in labor and manufacturing leaves little potential for widespread inflation taking hold. As noted above, the Fed demonstrated its efforts to combat deflation and unemployment by maintaining an investor-favorable easy monetary policy for eight consecutive quarters. Although QE2 measures have thus far failed to make an impact on the unemployment situation, they have successfully boosted confidence and stimulated equity markets.

Which sectors contributed most to the Fund’s performance results during the period ended December 31, 2010?

The Financials sector was the strongest contributor during the period, followed by the Energy and Industrials sectors. The Utilities sector was the weakest positive contributor to the Fund’s performance during the period.

SC BLACKROCK LARGE CAP INDEX FUND (Continued)

Which sectors detracted most from the Fund’s performance results during the period ended December 31, 2010?

There were no detractors during the period ended December 31, 2010.

SECTOR ALLOCATIONS AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using Global Industry Classification Standards (“GICS”). The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2010

	% of Net Assets	Industry
Exxon Mobil Corp.	3.1%	Oil, Gas & Consumable Fuels
Apple, Inc.	2.5	Computers & Peripherals
Microsoft Corp.	1.8	Software
General Electric Co.	1.7	Industrial Conglomerates
Chevron Corp.	1.6	Oil, Gas & Consumable Fuels
International Business Machines Corp.	1.6	IT Services
The Procter & Gamble Co.	1.5	Household Products
AT&T, Inc.	1.5	Diversified Telecommunication Services
Johnson & Johnson	1.4	Pharmaceuticals
JP Morgan Chase & Co.	1.4	Diversified Financial Services

SC BLACKROCK LARGE CAP INDEX FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock Large Cap Index Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock Large Cap Index Fund – Service Class and the S&P 500 Index

SC BLACKROCK LARGE CAP INDEX FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
SC BlackRock Large Cap Index Fund	16.76%	(3.81)%	0.13%	3.87%
S&P 500 Index*	15.06%	(2.86)%	2.29%	3.84%
Service Class Shares
SC BlackRock Large Cap Index Fund	16.45%	(4.01)%	(0.10)%	1.59%
S&P 500 Index*	15.06%	(2.86)%	2.29%	3.63%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC BlackRock Large Cap Index Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from May 1, 2002 (commencement of operations) to December 31, 2010. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2010.

SC BLACKROCK SMALL CAP INDEX FUND

(subadvised by BlackRock Investment Management, LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year and period ended December 31, 2010?

Effective November 15, 2010, BlackRock Investment Management, LLC replaced OppenheimerFunds, Inc. as subadviser to the SC Oppenheimer Main Street Small Cap Core Fund, and the name of the fund was changed to SC BlackRock Small Cap Index Fund (the “Fund”). In connection with this change, the Fund changed its investment goal and investment strategy from an active to a passive management approach, and will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 Index (the “Index”).

For the year ended December 31, 2010, the Fund’s Initial and Service Class shares returned 24.46% and 24.07%, respectively, underperforming the benchmark Index, which returned 26.86% for the same period. For the period from November 15, 2010 to December 31, 2010, the Fund’s Initial and Service Class shares returned 9.06% and 9.01%, respectively, with the Initial Class outperforming and the Service Class underperforming the benchmark which returned 9.05% for the same period.

What economic and market factors most influenced the equity markets as a whole during the quarter ended December 31, 2010?

Domestic equity markets continued their rally through the fourth quarter as the economic recovery gained traction and accelerated toward year end. During the quarter, the Federal Reserve Board (Fed) launched a second round of quantitative easing (“QE2”) measures consisting of U.S. Treasury Bond purchases, the Republicans won control of the House of Representatives in the November election, and the Bush-era tax cuts were extended and supplemented with some fiscal enhancements. As a result of these market-friendly actions, together with stronger economic data and continued positive surprises on the corporate earnings front, U.S. equity markets posted strong gains for the quarter despite a correction during the month of November due to concerns about the European sovereign debt crisis and heightened geopolitical tensions in Korea.

Although, the corporate sector was an important area of strength for the U.S. economy and consumer spending showed improvement, weakness in the housing and labor markets continued to burden the economy. The housing sector remained plagued with declining home prices and depressed levels of sales, starts, and overall construction activity.

Deflationary risk continued to threaten the momentum of economic growth in the United States, tempering gains in the equity markets as inflation remained muted. The seasonally adjusted Consumer Price Index (“CPI”) was up only 0.1% in November, leaving the year-over-year rate at 1.1%. The high degree of excess capacity in labor and manufacturing leaves little potential for widespread inflation taking hold. As noted above, The Fed demonstrated its efforts to combat deflation and unemployment by maintaining an investor favorable easy monetary policy for eight consecutive quarters. Although QE2 measures have thus far failed to make an impact on the unemployment situation, they have successfully boosted confidence and stimulated equity markets.

Which sectors contributed most to the Fund’s performance results during the period ended December 31, 2010?

The Information Technology sector was the strongest contributor to the Fund’s performance during the period, followed by the Industrials and Financials sectors. The Telecommunication Services sector was the weakest positive contributor for the Fund’s performance during the period.

SC BLACKROCK SMALL CAP INDEX FUND (Continued)

Which sectors detracted most from the Fund’s performance results during the period ended December 31, 2010?

There were no detractors during the period ended December 31, 2010.

SECTOR ALLOCATIONS AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2010

	% of Net Assets	Industry
Riverbed Technology, Inc.	0.4%	Communications Equipment
VeriFone Holdings, Inc.	0.3	IT Services
TIBCO Software, Inc.	0.3	Software
Brigham Exploration Co.	0.3	Oil, Gas & Consumable Fuels
Deckers Outdoor Corp.	0.3	Textiles, Apparel & Luxury Goods
Nordson Corp.	0.2	Machinery
Rackspace Hosting, Inc.	0.2	Internet Software & Services
Sotheby’s	0.2	Diversified Consumer Services
Baldor Electric Co.	0.2	Electrical Equipment
Hecla Mining Co.	0.2	Metals & Mining

SC BLACKROCK SMALL CAP INDEX FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock Small Cap Index Fund – Initial Class and the Russell 2000 Index

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock Small Cap Index Fund – Service Class and the Russell 2000 Index

SC BLACKROCK SMALL CAP INDEX FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
SC BlackRock Small Cap Index Fund	24.46%	1.82%	3.40%	5.98%	7.73%
Russell 2000 Index*	26.86%	2.22%	4.47%	6.33%	4.95%
Service Class Shares
SC BlackRock Small Cap Index Fund	24.07%	1.56%	—	—	0.64%
Russell 2000 Index*	26.86%	2.22%	—	—	1.91%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 2000 Index is comprised of the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC BlackRock Small Cap Index Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2010. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2010.

SC GOLDMAN SACHS MID CAP VALUE FUND

(Subadvised by Goldman Sachs Asset Management, L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of SC Goldman Sachs Mid Cap Value Fund (the “Fund”) returned 22.13% and 21.62%, respectively, underperforming the benchmark, the Russell Mid Cap Value Index (the “Index”), which returned 24.75% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2010?

Some of the most notable events during 2010 that influenced the equity markets included the following: The Flash Crash in May; the sovereign debt crisis in Europe; the Federal Reserve Board’s (Fed) quantitative easing program consisting of U.S. Treasury Bond purchases in the second half of the year; and the mid-term election.

The Flash Crash was characterized by extreme intraday swings in the prices of numerous stocks trading in the U.S., swings that appeared to be driven by the mechanics of trading rather than fundamentals. The Flash Crash heightened investors’ concerns about the structure of the equity markets and the role and impact of electronic trading. In the immediate aftermath of the Flash Crash, market volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX), increased sharply. In addition, the U.S. Securities and Exchange Commission (SEC) and stock exchanges imposed new regulations on trading.

The sovereign debt crisis in Europe began when Greece experienced difficulty rolling over a portion of its substantial debt. The European Union and International Monetary Fund (IMF) provided assistance for Greece and later on, Ireland. The European debt crisis caused a drop in sovereign bond prices (and an increase in yields), along with a drop in the euro. The crisis also led market participants to revise their forecasts of economic growth globally, as well as the likelihood of an additional economic slowdown or a “double-dip” recession in Europe and other developed markets (including the U.S.).

The Fed’s quantitative easing program, informally referred to as QE2, was largely motivated by serious doubts about the strength of the economic recovery in the U.S. The Fed’s stimulus was designed to boost economic growth and lower the chances the economic recovery would stall. QE2 helped trigger a rally in the equity markets and a steady decline in volatility as measured by VIX.

The mid-term election effected a major realignment in Washington as the Republicans took control of the House of Representatives and picked up several seats in the Senate. The Republican gains shifted the political discussion from government stimulus to spending reductions and more business friendly policies. An immediate consequence of the election was the extension of the “Bush tax cuts”, which heightened investors’ concerns about U.S. debt levels and the longer term impact of high debt levels on economic growth.

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the year ended December 31, 2010?

Among sectors, stock selection was negative overall during the year. An overweight position in the Consumer Discretionary sector and an underweight position in Utilities sector, were the Fund’s least successful weightings relative to the Index. In contrast, an underweight position in the Energy sector, and an overweight position in the Industrials sector were the most successful allocations relative to the Index.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2010?

In terms of individual stocks, overweight positions in energy companies Valero Energy Corp. and Cimarex Energy Co. and machinery company The Timken Co. were the largest positive contributors to the Fund’s performance.

SC GOLDMAN SACHS MID CAP VALUE FUND (Continued)

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2010?

Overweight positions in tobacco company Lorillard, Inc., media company DISH Network Corp. and technology company Seagate Technology were among the least successful selections for the year.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2010?

The composition of the Fund’s top ten holdings has changed since December 31, 2009. All of the securities on the top ten holdings list from December 31, 2009 are still held by the Fund with the exception of Seagate Technology. The five new positions within the top ten holdings list at December 31, 2010 are Valero Energy Corp., DISH Network Corp., Class A, Rayonier, Inc., Tesoro Corp. and Suntrust Banks, Inc. The Fund seeks to outperform the Index by overweighting stocks that are expected to outperform the Index, and underweighting those stocks that may lag the Index. The Fund attempts to take active positions such as holding securities with better momentum and valuation characteristics than the Index and, at the same time, the Fund seeks to avoid taking risks in sectors where the risk is not compensated for. Thus, over a given period, top ten holdings will be driven by the Fund’s stock selection signals and proprietary risk model.

How was the Fund positioned relative to its benchmark index at December 31, 2010?

As of December 31, 2010, the Fund was overweight in the Energy, Consumer Discretionary, Healthcare, Information Technology and Materials sectors relative to the Index. In contrast, the Fund was underweight in the Telecommunication Services, Financials, Utilities, Industrials and Consumer Staples sectors.

SECTOR ALLOCATIONS AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SC GOLDMAN SACHS MID CAP VALUE FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2010

	% of Net Assets	Industry
Valero Energy Corp.	3.9%	Oil, Gas & Consumable Fuels
Lorillard, Inc.	3.1	Tobacco
AvalonBay Communities, Inc.	1.8	Real Estate Investment Trusts
Rayonier, Inc.	1.8	Real Estate Investment Trusts
DISH Network Corp., Class A	1.5	Media
Tesoro Corp.	1.5	Oil, Gas & Consumable Fuels
Cimarex Energy Co.	1.5	Oil, Gas & Consumable Fuels
Integrys Energy Group, Inc.	1.4	Multi-Utilities
Unum Group	1.4	Insurance
Suntrust Banks, Inc.	1.4	Commercial Banks

Comparison of Change in Value of a $10,000 Investment in the SC Goldman Sachs Mid Cap Value Fund – Initial Class and the Russell Midcap Value Index

Comparison of Change in Value of a $10,000 Investment in the SC Goldman Sachs Mid Cap Value Fund – Service Class and the Russell Midcap Value Index

SC GOLDMAN SACHS MID CAP VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

	One Year	Life of Fund***
SC Goldman Sachs Mid Cap Value Fund-Initial Class Shares	22.13%	2.54%
SC Goldman Sachs Mid Cap Value Fund-Service Class Shares	21.62%	2.23%
Russell Midcap Value Index*	24.75%	4.38%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Value Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. The value of an investment in the SC Goldman Sachs Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2010.

SC COLUMBIA SMALL CAP VALUE FUND

(subadvised by Columbia Management Investment Advisers, LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year and eight month period ended December 31, 2010?

Effective May 1, 2010, Columbia Management Investment Advisers, LLC replaced Dreman Value Management LLC as subadviser to the SC Dreman Small Cap Value Fund and the name of the fund was changed to SC Columbia Small Cap Value Fund (the “Fund”).

For the year ended December 31, 2010, the Fund’s Initial and Service Class shares returned 21.62% and 21.33%, respectively, underperforming the benchmark, the Russell 2000 Value Index (the “Index”), which returned 24.50% for the same period. For the period from May 1, 2010 to December 31, 2010, the Fund’s Initial and Service Class shares returned 9.46% and 9.29%, respectively, outperforming the Index which returned 5.77% for the same period.

What economic and market factors most influenced the equity markets as a whole during the period ended December 31, 2010?

May 2010 began a brief period of considerable uncertainty. Europe went through a crisis period and stocks retreated globally as contagion fears, or the fear that the sovereign debt crisis would lead to a slowdown of global economic growth, were foremost on investors’ minds. In the U.S., economic data signaled a retrenchment from the pace of growth observed towards the end of 2009 as markets began to worry that there might be a second economic slowdown, or a “double-dip” in economic growth. For most of the second and third quarters, markets either believed that global growth prospects were good and European risks were contained or they believed that growth prospects were deteriorating and risk was increasing. This “risk on-risk off” trading characterized much of 2010. The Federal Reserve (Fed) Chairman Ben Bernanke, in an August speech, announced that the Fed was considering round two of quantitative easing through purchases of U.S. Treasury Bonds. Markets responded positively to this announcement. Yields on U.S. Treasuries remained at historically low levels with continued buying by the Federal Reserve Bank and the 10 year yields fell from 3.8% at the beginning of the year to 3.3% by year end. Fiscal policy also received a boost for 2011, as tax cuts of previous years were extended for another two years. Meanwhile, companies continued to report strong earnings and economic data towards the end of the year which came in slightly better than expected.

The year ended on a stronger note with most economic data pointing to modest but sustainable growth, countering the expectations seen during the summer of growing probabilities of a double dip recession. Personal income measures have strengthened, as the labor market improved and government incentives are still active. This has resulted in better support for consumer spending which accounts for the majority of U.S. Gross Domestic Product (GDP), although consumers continue to delever both through defaults and write-offs. Retail sales have been surprisingly brisk, even on discretionary items and auto sales have increased. It is still expected that consumer deleveraging will be a continuing theme, presenting some resistance to growth. Leading indicators have stabilized and are still pointing to slow but stable growth in the period ahead. Labor market measures have indeed stabilized and are slowly improving, mainly because job cuts are behind us and hiring decisions have edged higher. However, the improvement is still not enough to move the unemployment rate significantly lower. Manufacturing and industrial production seem to have settled down a bit from the brisk pace seen earlier in the year but growth remains at very healthy levels.

Inflation measures have not stabilized as of yet with pervasive weakness still in the pipeline. However, this will keep the Fed in play and policy rates low. Quantitative easing has not had the desired effect on interest rates, with long term rates moving 50 basis points higher in December as the purchases of U.S. Treasury Bonds was re-started. This rise has the potential to short-circuit the recovery if allowed to continue and is counter to the Fed’s objectives.

SC COLUMBIA SMALL CAP VALUE FUND (Continued)

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the period ended December 31, 2010?

During the period from May 1, 2010 to December 31, 2010, the Fund’s strategic underweight positions in the Consumer Discretionary, Financial, and Utility sectors added to relative performance. Within the Consumer Discretionary sector, the avoidance of media stocks added significant positive returns as the media industry posted negative absolute returns overall. Utility stocks trailed in the 4th quarter as the market appreciated from previous lows, adding to relative performance. The Fund’s underweight position in Banks contributed to performance as continued credit pressure and revenue compression lead banks to underperform the Index. The Fund’s strategic overweight in the Industrial, Material and Technology sectors also contributed to relative performance as they all benefit from continued global growth trends. The Fund maintains its current exposure relative to the Index within these sectors. Sector selection contributed more than 35% of the alpha (excess return over the Index) generated during the period. There were no sectors that detracted from relative performance during the period.

Which stocks contributed most to the Fund’s returns during the period ended December 31, 2010?

During the period from May 1, 2010 to December 31, 2010, one of the main contributors to the Fund’s performance was Teletech Holdings, Inc. which is a well-managed, financially-strong provider of business process outsourcing services. The company is gaining share through addition of new capabilities and new customers. While the company remained solidly profitable, results were affected by the recession and the stock declined significantly. The Fund purchased the stock at a very attractive valuation as their business was bottoming. As the company`s outlook stabilized and improved, the stock has rebounded significantly yet remains reasonably valued.

Other strong contributors to the Fund’s performance include OM Group, Inc., a company that was a detractor during the period from May 1, 2010 to June 30, 2010 as the global economic slowdown took its toll on all mineral companies. The Fund accumulated additional shares during this period of weakness, and was rewarded with a significant positive return in the second half of 2010 as double dip fears subsided. Four other companies, Ladish Co., Inc., ADC Telecommunications, Inc., CNA Surety Corp. and Syniverse Holdings, Inc., all posted strong contributions to total returns as they were targeted for acquisition by different suitors. Given the strong movement by Ladish Co., Inc., ADC Telecommunications, Inc., and Syniverse Holdings, Inc., the Fund exited these positions by the end of the period, yet captured significant returns for the shareholders.

Which stocks detracted from the Fund’s performance results during the period ended December 31, 2010?

Bank Mutual Corp. and Home Federal Bancorp, Inc. both companies which are thrifts (financial institutions focused on taking in deposits and home mortgage originations) detracted from the Fund’s overall performance. Credit problems stemming from the U.S. economy have affected most every bank and thrift, these companies included. The low level of absolute interest rates also negatively affected their fundamental performance as excess liquidity could not be reinvested at satisfactory levels to sustain earnings. Overall both companies have been improving their mix of deposits and Home Federal Bancorp, Inc. has been able to acquire two failed banks from the Federal Deposit Insurance Corporation seizures. These actions actually improve the overall intrinsic value of the companies and we maintain our conviction in the future for these companies.

Did the Fund experience major changes to its top ten holdings during the period ended December 31, 2010?

All of the Fund’s top ten holdings changed as a result of the subadviser change that occurred on May 1, 2010.

SC COLUMBIA SMALL CAP VALUE FUND (Continued)

How was the Fund positioned relative to its benchmark index at December 31, 2010?

At the end of the period, the Fund maintained an overweight position in Technology, Industrials and the Commodity sectors (both Energy and Materials). Headwinds due to low interest rates in the Financials and Utilities sectors as well as an over-levered consumer, both in Consumer Discretionary and Consumer Staples, have driven the Fund to maintain underweight positions in these sectors. The Fund continues to have a positive exposure to the Health Care sector, as we have conviction and continue to find selected health care stocks attractive, both on a valuation and a fundamental basis.

SECTOR ALLOCATIONS AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SC COLUMBIA SMALL CAP VALUE FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2010

	% of Net Assets	Industry
OM Group, Inc.	1.1%	Chemicals
Global Indemnity PLC	1.0	Insurance
Greif, Inc., Class B	0.9	Containers & Packaging
Rental-A-Center, Inc.	0.8	Specialty Retail
Healthspring, Inc.	0.7	Health Care Providers & Services
Thompson Creek Metals Co., Inc.	0.7	Metals & Mining
Fresh Del Monte Produce, Inc.	0.7	Food Products
Knight Capital Group, Inc.	0.7	Capital Markets
First Citizens BancShares, Inc.	0.7	Commercial Banks
DiamondRock Hospitality Co.	0.7	Real Estate Investment Trusts

Comparison of Change in Value of a $10,000 Investment in the SC Columbia Small Cap Value Fund – Initial Class and the Russell 2000 Value Index

Comparison of Change in Value of a $10,000 Investment in the SC Columbia Small Cap Value Fund – Service Class and the Russell 2000 Value Index

SC COLUMBIA SMALL CAP VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

	One Year	Life of Fund***
SC Columbia Small Cap Value Fund-Initial Class Shares	21.62%	11.10%
SC Columbia Small Cap Value Fund-Service Class Shares	21.33%	10.78%
Russell 2000 Value Index*	24.50%	5.48%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 2000 Value Index tracks the performance of the small value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Columbia Small Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2010.

SC DAVIS VENTURE VALUE FUND

(subadvised by Davis Selected Advisers, L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of SC Davis Venture Value Fund (the “Fund”) returned 12.92% and 12.68%, respectively, underperforming the benchmark, the S&P 500 Index (the “Index”), which returned 15.06% for the same period.

What economic and market factors most influenced the equity markets as a whole during the period ended December 31, 2010?

During 2010, the employment trend has been mildly positive but still below what is required to keep pace with the growing population and also absorb the current unemployed workers.

All sectors within the Index registered increases over the year. Consumer Discretionary, Industrials, and Materials were the sectors within the Index that increased the most. Health Care and Utilities were the sectors within the Index that increased the least.

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the period ended December 31, 2010?

The Fund benefited when compared to the Index from its underweight position in the weakly performing Information Technology sector. Conversely, the Fund’s relative performance was hurt by its underweight positions in the Industrials and Consumer Discretionary sectors, the two best performing sectors of the Index for the year.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2010?

The Fund benefited the most from its allocation to a Consumer Staples company Costco Wholesale Corp., Financial companies Berkshire Hathaway, Inc. and Wells Fargo & Co., and Energy companies Occidental Petroleum Corp. and Canadian Natural Resources, Ltd.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2010?

The companies which detracted the most from the Fund’s performance were two information technology companies Hewlett-Packard Co. and Microsoft Corp., and three energy companies, EOG Resources, Inc., Transocean, Ltd. and China Coal Energy Co., Ltd.

Did the Fund experience major changes to its top ten holdings during the period ended December 31, 2010?

There were no material changes to the December 31, 2010 top ten holdings list relative to the December 31, 2009 top ten holdings list. This is consistent with the Fund’s low-turnover strategy. The Fund continues to own companies that dropped out of the top ten holdings but in reduced positions. The new additions to the Fund’s top ten holdings were among the Fund’s top twenty holdings at the end of 2009.

How was the Fund positioned relative to its benchmark index at December 31, 2010?

The Fund’s portfolio is positioned using a bottom-up stock selection process rather than a top down sector biased process. As a result, all weighting differentials relative to the Index reflect stock selection rather than sector bets.

SC DAVIS VENTURE VALUE FUND (Continued)

The portfolio manager’s investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term.

As of December 31, 2010, the Fund continued to remain overweight as compared to the Index in the Financials, Consumer Staples and Energy sectors and underweight in the Industrials, Consumer Discretionary, Information Technology, and Utilities sectors.

SECTOR ALLOCATIONS AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2010

	% of Net Assets	Industry
Costco Wholesale Corp.	5.0%	Food & Staples Retailing
Wells Fargo & Co.	4.6	Commercial Banks
American Express Co.	4.4	Consumer Finance
CVS Caremark Corp.	3.8	Food & Staples Retailing
EOG Resources, Inc.	3.4	Oil, Gas & Consumable Fuels
Occidental Petroleum Corp.	3.3	Oil, Gas & Consumable Fuels
Merck & Co., Inc.	3.1	Pharmaceuticals
Loews Corp.	3.0	Insurance
Canadian Natural Resources, Ltd.	2.9	Oil, Gas & Consumable Fuels
Devon Energy Corp.	2.9	Oil, Gas & Consumable Fuels

SC DAVIS VENTURE VALUE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Davis Venture Value Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the SC Davis Venture Value Fund – Service Class and the S&P 500 Index

SC DAVIS VENTURE VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
SC Davis Venture Value Fund	12.92%	(3.14)%	1.68%	2.74%	2.48%
S&P 500 Index*	15.06%	(2.86)%	2.29%	1.41%	0.11%
Service Class Shares
SC Davis Venture Value Fund	12.68%	(3.36)%	—	—	0.60%
S&P 500 Index*	15.06%	(2.86)%	—	—	1.27%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

*** Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2010. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2010.

SC INVESCO SMALL CAP GROWTH FUND

(subadvised by Invesco Advisers, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of SC Invesco Small Cap Growth Fund (the “Fund”) returned 26.08% and 25.86%, respectively, underperforming its benchmark, the Russell 2000 Growth Index (the “Index”), which returned 29.09% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2010?

The U.S. economy exhibited signs of improvement during the year, potentially indicating that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of economic recovery remained modest and the transition from government stimulus-induced growth to the private sector driven economic recovery was uncertain.

The U.S. Federal Reserve’s federal funds target rate remained low, ranging from 0.00% to 0.25%. Real Gross Domestic Product (GDP) registered positive growth during the reporting period with quarterly increases of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively. Inflation, measured by the seasonally-adjusted Consumer Price Index, remained relatively unchanged. While labor markets improved as layoffs moderated, new hiring remained fairly weak. Unemployment, after climbing steadily throughout 2009, declined slightly during 2010 to a rate of 9.4% at the end of 2010.

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the year ended December 31, 2010?

There were no significant sector under/over weights that materially affected Fund performance relative to the Index during the year ended December 31, 2010. Security selection was the primary driver of performance during the year. The most notable changes to the Fund’s positioning consisted of reductions in the Health Care and Financials sectors where a number of holdings were sold. Proceeds from the sale of these holdings were used to purchase positions in more economically sensitive sectors such as the Consumer Discretionary, Materials and Energy sectors. Additionally, within the Information Technology sector, the Fund added exposure to more economically sensitive holdings in the Semiconductor and Hardware industry groups, and sold several Software holdings late in the year.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2010?

The Fund’s top five contributors to absolute performance were F5 Networks, Inc., Informatica Corp., TRW Automotive Holdings Corp., Netflix, Inc., and TransDigm Group, Inc.

Two of the leading contributors to the Fund’s performance during the year were information technology holdings: Network Services provider F5 Networks, Inc. and Enterprise Data Integration Software maker Informatica Corp. Both companies continued to benefit from strong demand for their technology products during the year, which resulted in revenue and earnings growth. The Fund also benefited from strong performance from Consumer Discretionary holdings, including automotive component supplier TRW Automotive Holdings Corp. and movie and television subscription service provider Netflix, Inc. Both companies benefited from the improving consumer spending environment, which resulted in strong growth in revenues and earnings during the year. While the Fund continues to own TRW Automotive Holdings, it sold Netflix, Inc. due to concerns about high valuation levels. Lastly, TransDigm Group, Inc. was a key contributor to performance during the year. This company benefited from solid demand for the aircraft components it manufactures for commercial and military customers.

SC INVESCO SMALL CAP GROWTH FUND (Continued)

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2010?

The Fund’s top five detractors from absolute performance were Arena Resources, Inc., Rehabcare Group, Inc., EnergySolutions Inc., AMAG Pharmaceuticals, Inc. and DreamWorks Animation SKG, Inc.

The leading detractor to the Fund’s performance during the year was Exploration and Production firm Arena Resources, Inc. which had had weak performance given the company’s higher exposure to natural gas. The Fund sold the position in Arena Resources, Inc. due to deteriorating fundamentals. Another key detractor from the Fund’s performance was Environmental Services provider EnergySolutions, Inc., which had weak performance as investors reacted negatively to the resignation of the company’s CEO. The Fund subsequently sold its position in this company. Several holdings in the Health Care sector also detracted from the Fund’s performance, including rehabilitation services provider Rehabcare Group, Inc. and biopharmaceutical holding AMAG Pharmaceuticals, Inc. The Fund sold both positions due to deteriorating fundamentals. Lastly, entertainment firm DreamWorks Animation SKG, Inc. detracted from the Fund’s performance as the latest movie release, Megamind, underperformed relative to investor expectations. The Fund continues to own DreamWorks because we believe the company will continue to produce blockbuster movies and should also benefit from other new lines of business.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2010?

There were four holdings on the top ten holdings list as of December 31, 2009 that remained among the Fund’s top ten holdings as of December 31, 2010: Informatica Corp., TransDigm Group, Inc., SBA Communications Corp. and Polycom, Inc.

Several holdings that were top ten holdings as of December 31, 2009 remain as holdings by the Fund at December 31, 2010, but fell out of the top ten holdings due to market fluctuation and/or a reduction in position size. The securities still held by the Fund but in reduced positions were Quality Systems, Inc., Knight Transportation, Inc., Costar Group, Inc. and Greif, Inc., Class A. Dril Quip, Inc., and Sybase Inc. were two holdings that were top ten holdings as of December 31, 2009 which were sold during 2010.

Several top ten holdings as of December 31, 2010 were held by the Fund as of December 31, 2009 but were not in the top ten holdings. However, during the course of 2010, their position size expanded due to market fluctuation and/or additions to the position size such that they are in the top ten holdings as of December 31, 2010. Ciena Corp. was the one position in the top ten holdings as of December 31, 2010 that was added during the year.

How was the Fund positioned relative to its benchmark index at December 31, 2010?

Sector weights are always a result of the Fund’s bottom up stock selection process. As of December 31, 2010, the Fund had higher exposure to more economically sensitive holdings. The largest overweight industry groups were Energy, Semiconductors/ Semiconductor Equipment, Banks, and Consumer Services. The Fund had lower exposure to more defensive holdings in the Health Care and Consumer Staples sector. Within Health Care, the Fund was underweight the Pharmaceuticals/ Biotechnology/ Life Sciences and the Health Care Equipment & Services industry groups. Within Consumer Staples, the Fund was underweight Food & Staples Retailing and the Food/ Beverage/ Tobacco industry groups. Other underweight positions included Consumer Durables & Apparel, Real Estate, and Commercial & Professional Services.

SC INVESCO SMALL CAP GROWTH FUND (Continued)

SECTOR ALLOCATIONS AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2010

	% of Net Assets	Industry
TransDigm Group, Inc.	1.7%	Aerospace & Defense
TRW Automotive Holdings Corp.	1.5	Auto Components
Informatica Corp.	1.5	Software
Polycom, Inc.	1.4	Communications Equipment
Ciena Corp.	1.2	Communications Equipment
SBA Communications Corp.	1.1	Wireless Telecommunication Services
Regal-Beloit Corp.	1.1	Electrical Equipment
Affiliated Managers Group, Inc.	1.0	Capital Markets
Williams-Sonoma, Inc.	1.0	Specialty Retail
P.F. Chang’s China Bistro, Inc.	1.0	Hotels, Restaurants & Leisure

SC INVESCO SMALL CAP GROWTH FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Invesco Small Cap Growth Fund – Initial Class and the Russell 2000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the SC Invesco Small Cap Growth Fund – Service Class and the Russell 2000 Growth Index

SC INVESCO SMALL CAP GROWTH FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

	One Year	Life of Fund***
SC Invesco Small Cap Growth Fund-Initial Class Shares	26.08%	10.32%
SC Invesco Small Cap Growth Fund-Service Class Shares	25.86%	10.03%
Russell 2000 Growth Index*	29.09%	10.80%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Invesco Small Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2010.

SC LORD ABBETT GROWTH & INCOME FUND

(subadvised by Lord, Abbett & Co. LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of SC Lord Abbett Growth & Income Fund (the “Fund”) returned 17.19% and 16.94%, respectively, outperforming the benchmark, the Russell 1000 Value Index (the “Index”), which returned 15.51% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2010?

Equity markets fluctuated throughout much of the year, before trending upwards in the final months as the economic recovery strengthened and the sovereign debt crisis in Europe was addressed. Government support also contributed to the positive performance.

Uncertainty about the economic recovery persisted for much of the year. The housing market showed further weakness, despite low mortgage rates and a government tax incentive program. This contributed to fears that the economy would experience an additional economic slowdown and slip back into recession. Unemployment also remained high throughout the year. Nevertheless, the U.S. economy continued to expand. Real Gross Domestic Product rose 3.7% in the first quarter, 1.7% in the second, and 2.6% in the third. The manufacturing sector continued to advance, as indicated by the index published by the Institute for Supply Management. The consumer segment of the economy strengthened, with retail sales improving even as consumers continued to save at a higher than normal rate. Government actions in the form of both monetary and fiscal policy contributed heavily to the market’s performance toward the end of the year. A decision by the Federal Reserve to initiate a second round of quantitative easing (U.S. Treasury Bond purchases) helped to boost markets, and an extension of tax cuts implemented in 2003, combined with a temporary reduction in payroll taxes supported returns in December. Exposure to rapidly growing emerging markets also assisted U.S. stocks.

Gains in the stock market occurred across all major sectors of the Index, but Consumer Discretionary, Industrials, Energy, Materials, and Telecommunications outperformed the broader market. Consumer Staples, Financials, Technology, Health Care, and Utilities lagged behind. Growth stocks outperformed value stocks during the year, and small caps outperformed large caps.

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the year ended December 31, 2010?

The Fund’s overweight position within the Materials sector was a large contributor to relative performance for the year. Overweight positions within the Metals & Mining and Chemicals sectors contributed positively as a result of the strong returns within these areas. The overweight positions within the Energy and Consumer Discretionary sectors and the underweight position within the Utilities sector also contributed to the Fund’s relative performance for the period.

The largest decrease in active weight occurred within the Financials sector where the sector moved from an overweight to an underweight position. Within Capital Markets we trimmed select positions, closed one position and initiated another. Within Commercial Banks we terminated a position and trimmed several select others. Profits were taken in a few key positions within Diversified Financial Services.

An underweight position within the Health Care sector detracted from the Fund’s relative performance.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2010?

Favorable stock selection within the Materials sector contributed positively to the Fund’s relative performance. Cliffs Natural Resources, Inc. outperformed as it delivered strong earnings throughout the year. The producer of

SC LORD ABBETT GROWTH & INCOME FUND (Continued)

iron ore pellets and supplier of metallurgical coal benefited from rising iron ore prices which have been driven by strong demand in Asia. The company also made an accretive acquisition of a producer/exporter of coal. Elsewhere within the sector, investors benefited from strong returns from Freeport-McMoRan Copper & Gold, Inc. resulting from a strong second quarter earnings report. The mining company’s results outpaced consensus expectations. While the results were aided by rising gold and copper prices, it was better-than-expected volume for gold and copper that drove the outperformance.

Stock selection within the Consumer Discretionary sector was also a significant contributor to the Fund’s relative performance. Ford Motor Co. was one of the strongest performers for the year as the auto maker continued to effectively execute its strategy, posting its fifth consecutive quarter of profitability in the North American segment, exceeding consensus earnings estimates and posting stronger-than-expected pre-tax profits in its Financial Services operations.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2010?

Within the Health Care sector, unfavorable stock selection detracted from the Fund’s relative performance for the year. Shares of biotechnology firm Gilead Sciences, Inc. tumbled following the release of its first quarter earnings. The company surpassed analysts’ expectations for earnings and revenue, but lowered full-year guidance based upon weaker expectations for its franchise HIV business, negatively affecting fund performance during its holding period in the Fund. Also within the Health Care sector the share price of medical device manufacturer Boston Scientific Corp. declined throughout the year. While the company reported fourth quarter 2009 results that were in line with analysts’ expectations, earnings guidance provided by management for 2010 was less than analysts’ expectations. In addition, the company had to suspend shipments of its implantable cardioverter-defibrillator after the company failed to notify regulators of changes in how the company manufactures the devices. The Fund sold both Gilead Sciences, Inc. and Boston Scientific Corp. during the year.

Stock selection within the Financials sector also detracted from the Fund’s relative performance for the year. Shares of brokerage firm The Charles Schwab Corp. underperformed during the year, as continued low short-term interest rates made it necessary for the firm to subsidize its sizable money market fund businesses. Some of this unfavorable stock selection was offset by solid performance from regional banks Zions Bancorporation., SunTrust Banks, Inc. and Keycorp, all of which outperformed the overall Financials sector in the Index and the Index as a whole.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2010?

There were no material changes to the December 31, 2010 top ten holdings list relative to the December 31, 2009 top ten holdings list.

How was the Fund positioned relative to its benchmark index at December 31, 2010?

The Fund continues to be positioned for a cyclical recovery in the economy, but exposure to the most cyclical parts of the market is down considerably from a year ago. The Fund continues to seek out solid companies with attractive reward-to-risk ratios, while continually monitoring existing positions in the Fund.

The Materials sector remains the largest overweight in the Fund with a continued emphasis in the Metals & Mining, Paper & Forest Products and Chemicals sectors. During the year, we added to a position in a Paper & Packaging company as well as in two gold mining companies.

The Consumer Discretionary sector is the Fund’s second largest overweight relative to the Index, and is concentrated generally within Hotels, Restaurants & Leisure, Automobiles, Internet & Catalog Retail and the Multi-line Retail areas. In this sector we initiated positions in an automobile manufacturer and a media company; we also closed positions in a household durables firm and in a specialty retailer while trimming a position in another multi-line retailer.

SC LORD ABBETT GROWTH & INCOME FUND (Continued)

The positively performing Energy sector is the third largest overweight position for the Fund, with both the Energy Equipment & Services and the Oil, Gas, & Consumable Fuels industries positioned as moderately overweight. We increased our exposure to the Oil, Gas & Consumable Fuels industry by initiating positions in two Exploration & Production companies, adding to two Integrated Oil firms and terminating a position in another Integrated Oil company.

The Utilities sector is the largest underweight sector in the Fund due to a shortage of opportunities here. The Consumer Staples sector remains a large underweight although we increased our exposure here modestly by initiating a position in a food products company.

SECTOR ALLOCATIONS AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SC LORD ABBETT GROWTH & INCOME FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2010

	% of Net Assets	Industry
Wells Fargo & Co.	4.1%	Commercial Banks
Chevron Corp.	3.6	Oil, Gas & Consumable Fuels
JP Morgan Chase & Co.	3.3	Diversified Financial Services
Exxon Mobil Corp.	2.9	Oil, Gas & Consumable Fuels
The Goldman Sachs Group, Inc.	2.7	Capital Markets
Schlumberger, Ltd.	2.4	Energy Equipment & Services
UnitedHealth Group, Inc.	2.2	Health Care Providers & Services
Anadarko Petroleum Corp.	2.2	Oil, Gas & Consumable Fuels
State Street Corp.	2.1	Capital Markets
Citigroup, Inc.	2.1	Diversified Financial Services

Comparison of Change in Value of a $10,000 Investment in the SC Lord Abbett Growth & Income Fund – Initial Class and the Russell 1000 Value Index

Comparison of Change in Value of a $10,000 Investment in the SC Lord Abbett Growth & Income Fund – Service Class and the Russell 1000 Value Index

SC LORD ABBETT GROWTH & INCOME FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

	One Year	Life of Fund***
SC Lord Abbett Growth & Income Fund-Initial Class Shares	17.19%	(0.47)%
SC Lord Abbett Growth & Income Fund-Service Class Shares	16.94%	(0.74)%
Russell 1000 Value Index*	15.51%	(0.91)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratio and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Lord Abbett Growth & Income Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2010.

SC WMC BLUE CHIP MID CAP FUND

(subadvised by Wellington Management Co., LLP)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of SC WMC Blue Chip Mid Cap Fund (the “Fund”) returned 23.17% and 22.78%, respectively, underperforming the benchmark, the S&P Midcap 400 Index (the “Index”), which returned 26.64% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2010?

Global equities had a tumultuous start to 2010. Through late April U.S. equities rose as investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. From late April through the end of August, risk aversion rose and equities fell on concerns that the global economy could slip back into recession. Investors worried about how expanding fiscal deficits across much of Europe, tightening credit conditions in China, and a disinflationary environment would affect the economic recovery and corporate earnings growth. In the third quarter, U.S. equities rebounded as investors shrugged off concerns about the pace of economic growth. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks. U.S. equities continued their ascent in the fourth quarter driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. Overall, improving optimism about the global economy and a surge of global liquidity were positive factors which outweighed investors’ concerns about the sovereign debt troubles in Europe.

Large cap stocks trailed mid and small cap stocks during the year, as measured by the S&P 500, S&P Midcap 400, and Russell 2000 indices, respectively. All ten sectors within the Index returned double digits during the year. Information Technology, Consumer Discretionary, and Industrials advanced the most, while the Telecommunication Services and Utilities sectors gained the least.

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the year ended December 31, 2010?

Sector positioning, driven by bottom-up security selection, contributed positively to benchmark-relative returns during the year, primarily due to the Fund’s underweight positions in the Financials and Utilities sectors, and an overweight position in the Information Technology sector. An underweight to the Materials and an overweight to Telecommunication Services sectors detracted slightly.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2010?

Top contributors to the Fund’s relative performance included Huntington Bancshares, Inc., PACCAR, Inc., and NetApp, Inc. Shares of Ohio-based Diversified Banking and Financials Service company Huntington Bancshares, Inc. rose as investors grew more confident in the new management’s efforts to improve core operations, strengthen the balance sheet, and reduce risk. In April, the company also announced strong earnings along with a better-than-expected outlook for fiscal year 2010 earnings. Shares of PACCAR, Inc., a truck manufacturer, benefitted from signs of improving demand for commercial trucks. Shares of NetApp, Inc. a network data storage equipment and services company, rose after results topped expectations and management raised revenue guidance citing improving customer spending on computer upgrades and data-storage networks.

SC WMC BLUE CHIP MID CAP FUND (Continued)

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2010?

Top detractors from the Fund’s relative performance included Consumer Discretionary holdings DreamWorks Animation SKG, Inc., Class A, Staples, Inc. and Apollo Group, Inc. Computer-generated, animated feature film company DreamWorks Animation SKG, Inc. shares declined after the firm’s 3-D “Shrek” and “Megamind” films disappointed at the box office. Shares of Staples, Inc., an office supplier and retailer, disappointed as weak employment and small business environments pressured top line growth. Shares of for-profit educational services provider Apollo Group, Inc. fell due to regulatory concerns and fears that the firm’s shift away from Associate degree customers may weigh on earnings growth. Not owning F5 Networks, Inc. during the year hurt relative returns. Among the top detractors from absolute performance were also Consumer Discretionary holdings ITT Educational Services, Inc. and Strayer Education, Inc. and Health Care holdings Coventry Health Care, Inc. and Lincare Holdings Inc.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2010?

It is expected that names in the Fund’s top ten holdings will move in and out of the top ten as a result of changes in the investment thesis and/or price performance. Additionally, in times of higher volatility it is not unusual to see a shift in the top ten. As a result, the composition of the Fund’s top ten holdings has changed since December 31, 2009. These are not considered material changes in our investment strategy, but rather a result of our of bottom-up investment approach.

Four of the top ten holdings from December 31, 2009 remained in the top ten holdings as of December 31, 2010 for the Fund. These holdings were Beckman Coulter, Inc., PACCAR, Inc., Watson Pharmaceuticals, Inc., and Southwest Airlines Co. The Fund still holds DreamWorks Animation SKG, Inc., Class A, Lam Research Corp., Unum Group, The Western Union Co., and Rockwell Collins, Inc. The Fund eliminated Massey Energy Co. from its holdings and initiated positions in M&T Bank Corp. and SEI Investments Co. during the year.

How was the Fund positioned relative to its benchmark index at December 31, 2010?

Sector exposure is predominantly a byproduct of stock selection. At the end of the period, the Fund’s largest overweight positions relative to the Index were to the Industrials, Health Care, and Information Technology sectors, while the largest underweight positions were to the Financials, Materials, and Consumer Staples sectors.

SC WMC BLUE CHIP MID CAP FUND (Continued)

SECTOR ALLOCATIONS AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2010

	% of Net Assets	Industry
Watson Pharmaceuticals, Inc.	1.8%	Pharmaceuticals
PACCAR, Inc.	1.8	Machinery
Southwest Airlines Co.	1.8	Airlines
M&T Bank Corp.	1.6	Commercial Banks
Lennox International, Inc.	1.6	Building Products
Beckman Coulter, Inc.	1.6	Health Care Equipment & Supplies
SEI Investments Co.	1.5	Capital Markets
Harley-Davidson, Inc.	1.5	Automobiles
Discovery Communications, Inc., Class A	1.5	Media
VeriSign, Inc.	1.5	Internet Software & Services

SC WMC BLUE CHIP MID CAP FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC WMC Blue Chip Mid Cap Fund – Initial Class and the S&P Midcap 400 Index

Comparison of Change in Value of a $10,000 Investment in the SC WMC Blue Chip Mid Cap Fund – Service Class and the S&P Midcap 400 Index

SC WMC BLUE CHIP MID CAP FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
SC WMC Blue Chip Mid Cap Fund	23.17%	1.29%	5.94%	7.31%	10.86%
S&P Midcap 400 Index*	26.64%	3.52%	5.74%	7.16%	9.00%
Service Class Shares
SC WMC Blue Chip Mid Cap Fund	22.78%	—	—	—	6.04%
S&P Midcap 400 Index*	26.64%	—	—	—	8.20%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P Midcap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC WMC Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to December 31, 2010. Service Class Shares for the period from March 7, 2008 (commencement of operations) to December 31, 2010.

SC WMC LARGE CAP GROWTH FUND

(subadvised by Wellington Management Co., LLP)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of SC WMC Large Cap Growth Fund (the “Fund”) returned 19.50% and 19.19%, respectively, outperforming the benchmark, the Russell 1000 Growth Index (the “Index”), which returned 16.71% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2010?

Equity markets experienced another year of volatile results. Despite the massive $850B Stimulus Bill during the first half of the year, the unemployment rate remained high at 9.7% for the first six months of the year. Record government deficits continued and a new healthcare entitlement bill was enacted, increasing taxes significantly for certain companies and individuals. The sustainable future growth of the global economy remained in question and the record government deficits continued to grow due to increased government spending despite increased taxes during the first half of the year. During the second half of the year, equity markets began to reflect the likelihood of a positive change in the direction of the U.S. economy in 2011 due to less onerous regulation and an improvement in the relationship between business and Congress. The market’s gains reflected the positive change from the election in early November. The election resulted in a significant change in the structure of Congress.

In this environment, nine of the ten sectors in the Index posted positive returns during the year. The Consumer Discretionary and Industrials sectors increased the most, while the Utilities sector was the only sector to post a decline for the year.

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the year ended December 31, 2010?

Sector positioning, driven by bottom-up security selection, detracted slightly from benchmark-relative returns during the period, primarily due to an overweight position in the Information Technology and an underweight position in the Energy and Materials sectors. An underweight position in the Health Care sector and an overweight position in the relatively strong performing Industrials sector contributed positively to returns.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2010?

Top relative contributors included Las Vegas Sands Corp., Riverbed Technology, Inc. and Caterpillar, Inc. Shares of Las Vegas Sands Corp., a leading operator of casino properties in the U.S. and Asia rose as the company beat expectations on strong performance both in its new Singapore resort and in Macau. Shares of Riverbed Technology, Inc., a wide area network (WAN) applications and software company providing optimized telecommunication solutions from remote locations, benefited from low penetration in a rapidly growing market for high response low cost solutions. Shares of construction and mining equipment manufacturer Caterpillar, Inc. rose amid continued momentum in machinery sales driven by a robust recovery in construction activity. Consumer electronics company, Apple, Inc. and network data storage equipment and services company, NetApp, Inc. were among the top contributors to the Fund’s absolute performance.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2010?

Top detractors from the Fund’s relative performance included Cisco Systems, Inc., QLogic Corp., and ITT Educational Services, Inc. Shares of leading supplier of networking equipment, software, and services Cisco Systems, Inc. fell on weaker than expected revenue guidance as state and local government spending slowed

SC WMC LARGE CAP GROWTH FUND (Continued)

sharply due to budget concerns. Shares of QLogic Corp., a networking solutions provider, fell after the company announced disappointing first quarter revenue numbers and issued second quarter guidance below market expectations. Post-secondary degree program provider ITT Educational Services, Inc. stock fell due to slowing enrollment growth, lower placement rates, and concerns about potential regulation/legislation of the for-profit education industry. Global technology giant Microsoft Corp. and Health Care Equipment & Supplier Medtronic, Inc. were among the top detractors from the Fund’s absolute performance. The Fund sold its position in Medtronic, Inc. during the year.

Security selection within the Financials and Consumer Staples sectors detracted from relative returns. Within Financials, the Fund’s holdings in The Goldman Sachs Group, Inc. and Lincoln National Corp. hurt results. In the Consumer Staples sector, stocks The Procter and Gamble Co. and General Mills, Inc. detracted from the Fund’s performance.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2010?

There were no material changes to the December 31, 2010 top ten holdings list relative to the December 31, 2009 top ten holdings list.

How was the Fund positioned relative to its benchmark index at December 31, 2010?

As of December 31, 2010, the Fund’s largest overweight positions relative to the Index were to the Information Technology and Industrials sectors, while the largest underweight positions relative to the Index were to the Consumer Staples, Health Care, and Energy sectors.

SECTOR ALLOCATIONS AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SC WMC LARGE CAP GROWTH FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2010

	% of Net Assets	Industry
Apple, Inc.	4.6%	Computers & Peripherals
International Business Machines Corp.	4.6	IT Services
Cisco Systems, Inc.	4.3	Communications Equipment
Oracle Corp.	3.4	Software
EMC Corp.	3.3	Computers & Peripherals
Caterpillar, Inc.	3.2	Machinery
Microsoft Corp.	3.2	Software
Altera Corp.	3.2	Semiconductors & Semiconductor Equipment
NetApp, Inc.	2.8	Computers & Peripherals
Google, Inc., Class A	2.7	Internet Software & Services

Comparison of Change in Value of a $10,000 Investment in the SC WMC Large Cap Growth Fund – Initial Class and the Russell 1000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the SC WMC Large Cap Growth Fund – Service Class and the Russell 1000 Growth Index

SC WMC LARGE CAP GROWTH FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

Initial Class Shares	One Year	Three Years	Life of Fund***
SC WMC Large Cap Growth Fund	19.50%	(2.87)%	(0.56)%
Russell 1000 Growth Index*	16.71%	(0.47)%	2.22%
Service Class Shares
SC WMC Large Cap Growth Fund	19.19%	(3.09)%	(0.65)%
Russell 1000 Growth Index*	16.71%	(0.47)%	3.38%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics. The Russell 1000 Growth Index includes the largest 1,000 securities in the Russell 3000 Index, based on market cap. The Russell 3000 Index consists of the 3,000 largest and most liquid stocks based and traded in the U.S.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC WMC Large Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from April 2, 2007 (commencement of operations) to December 31, 2010. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2010.

SUN CAPITAL GLOBAL REAL ESTATE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of Sun Capital Global Real Estate Fund (the “Fund”) returned 15.28% and 14.94%, respectively, underperforming the benchmark, FTSE/EPRA NAREIT Developed Real Estate Index (the “Index”), which returned 20.40% for the same period.

What economic and market factors most influenced the global real estate equity markets as a whole during the year ended December 31, 2010?

After the announcement by the Federal Reserve Board (Fed) of the second round of quantitative easing consisting of U.S. Treasury Bond purchases in November, the 10 year U.S. Treasury bond yield rose from 2.39% in early October to end the year at 3.30%, which while substantially higher than the October low, it was still quite low by historic standards, and even less than the 3.84% yield at December 2009. The impact of the Fed’s monetary policy on real estate equities was felt globally as it is a key element of local borrowing rates and foreign exchange rates. The low borrowing rates have been very positive for real estate equities, but even more important have been the re-emergence of commercial real estate lending, and the narrowing of credit spreads. During 2010, the increase in lending and lower spreads helped to offset the slightly higher rates, which led to a recovery by many previously distressed owners of commercial real estate.

How did the Fund’s country allocations affect relative performance during the year ended December 31, 2010?

During the year, the Fund’s large positions in Digital Realty Trust, Inc. and DuPont Fabros Technology, Inc., both U.S. Office and Industrial Real Estate Investment Trusts (REITs), underperformed and contributed most to the negative performance within the U.S. investment allocation. Both companies, which focus on the ownership of datacenter facilities, came under pressure as investors grew concerned about the potential threat from datacenter developments, and worries over the technological obsolescence of the facilities. The negative contribution from Australia (an overweight position for the Fund), was primarily due to the Fund’s position in CFS Retail Property Trust, which was negatively influenced by potential slowing retail sales and the equity raising by a competitor.

The allocation to Brazil (an overweight position for the Fund) positively affected Fund performance. The underweight position in Canada contributed positively to the Fund’s performance during the fourth quarter of 2010, after a long period where the underweight position contributed negatively to the Fund’s performance due to a strong economy and stable real estate sector in Canada.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2010?

BR Malls Participacoes SA (Brazil Malls), Weyerhaeuser Co. (U.S. Timber), Parkway Properties, Inc. (U.S. Office), Tokyo Tatemono Co., Ltd. (Japan Diversified), Lexington Realty Trust (U.S. Office and Industrial) contributed most to the Fund’s performance during the year.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2010?

DuPont Fabros Technology, Inc. (U.S. Industrial), Digital Realty Trust, Inc. (U.S. Office), Capitaland Ltd. (Singapore Diversified), Beni Stabili SpA (Italian Diversified), and Corio NV (Netherlands Retail) detracted most from performance during the year.

Did the Fund experience major changes to its top ten issuers during the year ended December 31, 2010?

There were no material changes to the December 31, 2010 top ten holdings relative to the December 31, 2009 top ten holdings list.

SUN CAPITAL GLOBAL REAL ESTATE FUND (Continued)

How was the Fund positioned relative to its benchmark index at December 31, 2010?

At December 31, 2010, the Fund was most overweight Brazil, the United Kingdom, Australia, France, Italy, the U.S., and the Netherlands. The Fund had the most underweight positions in Canada, Singapore, Sweden, China, Germany, Hong Kong, Belgium, Japan, Finland, and Switzerland. Overall, the Fund had a higher U.S. weight and a lower international weight (ex-U.S.) as compared to the Index. Compared to the benchmark, the Fund’s holdings have a lower enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA) multiple and lower financial leverage.

COUNTRY ALLOCATIONS AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each country reflect the value of investments in that country as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Includes 3 countries with an allocation of less than 2% individually.

SUN CAPITAL GLOBAL REAL ESTATE FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2010

	% of Net Assets	Industry
Sun Hung Kai Properties Ltd.	4.8%	Diversified Real Estate Activities
Simon Property Group, Inc.	3.9	Retail
Westfield Group	2.9	Retail
BR Malls Participacoes SA	2.9	Real Estate Operating Companies
Segro PLC	2.9	Industrial
Mitsui Fudosan Co., Ltd.	2.7	Diversified Real Estate Activities
Atrium European Real Estate Ltd.	2.7	Real Estate Operating Companies
Mitsubishi Estate Co. Ltd.	2.7	Diversified Real Estate Activities
Stockland	2.6	Diversified
Capitaland Ltd.	2.5	Diversified Real Estate Activities

Comparison of Change in Value of a $10,000 Investment in the Sun Capital Global Real Estate Fund – Initial Class and the FTSE/EPRA NAREIT Developed Real Estate Index

Comparison of Change in Value of a $10,000 Investment in the Sun Capital Global Real Estate Fund – Service Class and the FTSE/EPRA NAREIT Developed Real Estate Index

SUN CAPITAL GLOBAL REAL ESTATE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Sun Capital Global Real Estate Fund	15.28%	(6.06)%	0.01%	8.82%	9.27%
FTSE EPRA/NAREIT Developed Real Estate Index*	20.40%	(4.53)%	2.88%	9.82%	9.97%
Service Class Shares
Sun Capital Global Real Estate Fund	14.94%	(6.31)%	(0.24)%	—	4.77%
FTSE EPRA/NAREIT Developed Real Estate Index*	20.40%	(4.53)%	2.88%	—	8.46%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The FTSE EPRA/NAREIT Developed Real Estate Index is a total-return index comprising eight index families covering the world’s largest investment markets in various currencies, and is designed to track the performance of listed real estate companies and REITs worldwide.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Sun Capital Global Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2010. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2010.

SC IBBOTSON TACTICAL OPPORTUNITIES FUND

(subadvised by Ibbotson Associates, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended December 31, 2010?

For the period from November 15, 2010 (commencement of operations) to December 31, 2010, the Initial Class shares of SC Ibbotson Tactical Opportunities (the “Fund”) returned 5.20%, underperforming the benchmark, the S&P 500 Index (the “Index”), which returned 5.28% for the same period.

What key factors influenced management’s tactical opportunities allocation strategy during the period ended December 31, 2010?

The Fund is not available for investment by contract holders but serves exclusively as an investment option designed to implement a tactical strategy for SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund. The Tactical Opportunities strategy (“the Model”) employs a rules-based approach to tactically shift allocations among twelve defined asset classes. As such, a major influence on the Model is price momentum of the market. In general, the strategy over-weights the asset classes that display positive momentum and conversely, under-weights those with negative momentum. At the same time, the Model incorporates the mathematical concept of mean reversion, which argues that all prices eventually move back to their historical averages. The combination of these two factors is used to determine the monthly weighting scheme applied to the twelve defined asset classes within the Model.

Weighting decisions within the Model are relative to the Strategic Asset Allocation Model (“SAA Model”), which represents the neutral position of the Model without any over or under weights. During the period ended December 31, 2010, the Model over-weighted equity by approximately 3% relative to the SAA Model. Within equity, the Model over-weighted Emerging Markets, Real Estate and Small Cap Growth due to positive momentum signals within each asset class. Conversely, the Model under-weighted Large Cap Growth, Large Cap Value, and Mid Cap Value due to negative momentum signals during the period. During the period ended December 31, 2010, the Model under-weighted fixed income by approximately 3% relative to the SAA Model. Within fixed income, the Model over-weighted U.S. Aggregate Bonds, based on a positive momentum signal, and under-weighted U.S. Short-term Bonds and Treasury Inflation Protected Securities due to negative momentum signals within each asset class.

What tactical asset allocation decisions were most responsible for the Fund’s performance during the period ended December 31, 2010?

Performance contributors and detractors in the Model are relative to the SAA Model. Therefore, the under or over weighting of an asset class will either add or detract from the Model’s performance relative to the SAA. During the period ended December 31, 2010, the over-weight in equities relative to fixed income contributed to performance since equities outpaced bonds. Specifically, Mid Cap Growth, Small Cap Growth, and Small Cap Value contributed the most to the Fund’s performance. The greatest detractors from performance, due to the underweight positions based on the market, were Mid Cap Value, Large Cap Growth, and Large Cap Value.

An absolute return refers to the appreciation or depreciation of asset classes over the stated period and does not compare it to the SAA or any other measure. From an absolute return standpoint, Aggregate Bonds was the only asset class that detracted from performance during the period ended December 31, 2010.

Which Exchange Traded Fund (“ETF”) investments contributed most to the Fund’s returns during the period ended December 31, 2010?

The ETFs within the Fund consist of passively managed baskets of stocks and bonds that are designed to deliver the performance of a stated index. Therefore, from an absolute return standpoint, we expect the individual ETF manager’s performance to closely track the Model’s corresponding asset class returns less manager fees and any

SC IBBOTSON TACTICAL OPPORTUNITIES FUND (Continued)

trade-related impact. Based on that, the greatest contributors to the Fund’s performance for the period ended December 31, 2010, were iShares Russell 2000 Index, iShares Russell MidCap Growth Index, and iShares S&P 500 Index. There are two driving factors that are reflected in ETFs with the highest contribution to the Fund’s return. The first factor is determined by the performance of the index that the ETF is tracking; and the second factor is the ETF’s weight within the Fund. Each of the above mentioned ETFs reflected a relatively higher index return and weight within the Fund for the period ended December 31, 2010.

Which ETF investments detracted from the Fund’s performance results during the period ended December 31, 2010?

The ETF that detracted the most from the Fund’s performance during the period ended December 31, 2010 was Vanguard Total Bond Market (BND) which tracks the Barclays Capital U.S. Aggregate Bond Index due to a relatively low index return and a large investment weight of BND within the Fund.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT DECEMBER 31, 2010

	% of Net Assets	Category
Vanguard Emerging Markets ETF	12.1%	International Equity
iShares Russell 2000 Index Fund	11.8	Domestic Equity
iShares Russell Midcap Growth Index Fund	11.7	Domestic Equity
iShares S&P 500 Index Fund	10.9	Domestic Equity
Vanguard Europe Pacific ETF	10.0	International Equity
Vanguard REIT ETF	10.0	Specialty Equity
SPDR S&P 500 ETF Trust	9.9	Domestic Equity
iShares Russell 1000 Value Index Fund	6.5	Domestic Equity
Vanguard Total Bond Market ETF	5.2	Fixed Income
iShares MSCI EAFE Index Fund	3.4	International Equity

SC IBBOTSON TACTICAL OPPORTUNITIES FUND (Continued)

As of the year ended 12/31/10, the Fund did not have six months of performance and therefore line graphs are not presented.

Total Returns for Period Ended December 31, 2010**

Life of Fund***±
SC Ibbotson Tactical Opportunities Fund–Initial Class Shares	5.20%
S&P 500 Index*	5.28%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Ibbotson Tactical Opportunities Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from November 15, 2010 (commencement of operations) to December 31, 2010.

±Returns for period of less than one year are not annualized.

SUN CAPITAL INVESTMENT GRADE BOND FUND

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of Sun Capital Investment Grade Bond Fund (the “Fund”) returned 7.67% and 7.49%, respectively, outperforming the benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which returned 6.54% for the same period.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2010?

Economic data domestically has continued to improve over the most recent quarter despite a stubbornly high unemployment rate and a residential housing market that remains in despair. Discussion of an additional economic slowdown or “double dip” has greatly declined. Globally, economic data remains strong, excluding certain peripheral European countries, with many emerging nations, including China, battling inflationary pressures.

The unemployment rate, which has been above 9% since May 2009, remains a drag on the economy and a concern for all. The Federal Reserve Board (Fed), at its latest Federal Open Market Committee meeting in mid December, where it held its target range for the federal funds rate at 0.00%-0.05%, remarked that high unemployment is constraining economic growth. With approximately 15 million people unemployed, and an “under” employed rate of more than 17%, the Fed expanded its asset purchase plan (U.S. Treasury Bond purchases) in December by $600 billion, after its “Round 1” effort of $1.7 trillion failed to heal the country’s economic woes. While the after effects of the plan are much debated (inflation, weak dollar, etc.), the Fed remains committed to the program which has persuaded investors to increase allocations toward higher risk assets, which in turn has driven prices up and thus consumer balance sheets and optimism.

What key strategies were most responsible for the Fund’s performance during the year ended December 31, 2010?

Positively affecting the Fund’s performance for the year was the Fund’s overweight allocation to the Credit sector which outperformed the Credit allocation within the Index. The Fund’s short duration position also positively affected performance during the year generating an additional 6 basis points of out-performance over the return of the Index. Additionally, the Fund’s yield curve positioning produced out-performance when contrasted to the Index. Negatively affecting performance for the year was the Fund’s U.S. Treasury security selection as well as the Fund’s Mortgage Backed Security (MBS) allocation, both of which lagged the Index.

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2010 and how did these affect performance during the reporting period?

Allocation to the Credit and MBS sectors increased during the year. Supporting the increased investment in these sectors was the utilization of the Fund’s short term investments. The increase in the Credit sector allocation positively affected Fund performance as the Credit portion of the Fund outperformed the Credit portion of the Index. Although the increase in the Fund’s MBS sector allocation added to the Fund’s performance, this sector underperformed the MBS sector in the Index. The Fund’s U.S. Treasury sector allocation also enhanced the Fund’s returns but underperformed the U.S. Treasury sector in the Index. Other sector allocations remained relatively stable over the year.

Did the Fund experience major changes to its top ten issuers during the year ended December 31, 2010?

During the year ended December 31, 2010, six out of the top ten issuers were replaced. The newly added securities were all in the Corporate Credit sector and were purchased as a part of an overall portfolio optimization strategy. Of

SUN CAPITAL INVESTMENT GRADE BOND FUND (Continued)

the six issuers from December 31, 2009 that are no longer among the Fund’s top ten issuers, two remain as holdings by the Fund as of December 31, 2010.

How was the Fund positioned relative to its benchmark index at December 31, 2010?

As of December 31, 2010, the Fund was overweight compared to the Index in Credit, MBS and Commercial Mortgage Backed Securities (CMBS), while underweight in U.S. Treasuries, U.S. Government Agencies and Asset Backed Securities. Premiums over U.S. Treasuries continue to offer attractive alternatives to money markets or risk-free assets and justify overweight positions in Credit, MBS and CMBS relative to the Index. The Fund’s exposure to the high yield corporate sector is a non-Index asset allocation. The high yield corporate sector remains an attractive sector with security selection continuing to be of paramount importance.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Amount is less than 0.05%.

SUN CAPITAL INVESTMENT GRADE BOND FUND (Continued)

TOP TEN ISSUERS AT DECEMBER 31, 2010

	% of Net Assets	Category
Federal National Mortgage Association	22.0%	U.S. Government Agency
Federal Home Loan Mortgage Corp.	11.4	U.S. Government Agency
U.S. Treasury	7.2	U.S. Treasury
ING Bank NV	2.6	Corporate Debt – Banks
PepsiCo, Inc.	2.1	Short Term – Commercial Paper
Philip Morris International, Inc.	1.9	Short Term – Commercial Paper
National Australia Bank Ltd.	1.9	Corporate Debt – Banks
National Credit Union Association	1.6	U.S. Government Guaranteed Notes
Morgan Stanley Capital I	1.6	Commercial Mortgage Backed Securities
Ford Motor Credit Co. LLC	1.4	Corporate Debt – Automotive

Comparison of Change in Value of a $10,000 Investment in the Sun Capital Investment Grade Bond Fund – Initial Class and the Barclays Capital U.S. Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the Sun Capital Investment Grade Bond Fund – Service Class and the Barclays Capital U.S. Aggregate Bond Index

SUN CAPITAL INVESTMENT GRADE BOND FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Sun Capital Investment Grade Bond Fund	7.67%	4.48%	4.51%	5.28%	5.13%
Barclays Capital U.S. Aggregate Bond Index*	6.54%	5.90%	5.80%	5.84%	5.70%
Service Class Shares
Sun Capital Investment Grade Bond Fund	7.49%	4.22%	4.26%	—	4.05%
Barclays Capital U.S. Aggregate Bond Index*	6.54%	5.90%	5.80%	—	5.04%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Barclays Capital U.S. Aggregate Bond Index is composed of U.S. securities in the Treasury, Government-Related, Corporate, and Securitized sectors.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Sun Capital Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2010. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2010.

SUN CAPITAL MONEY MARKET FUND

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of Sun Capital Money Market Fund (the “Fund”) returned 0.19% and 0.00%, respectively, with the Initial Class outperforming and the Service Class underperforming the benchmark, the BofA Merrill Lynch U.S. 3-month Treasury Bill Index (the “Index”), which returned 0.13% for the same period.

What economic and market factors most influenced the money markets as a whole during the year ended December 31, 2010?

Economic data was mixed during the year, but recent signs point to a gradual recovery. The unemployment rate remains elevated at 9.4%, and though eight of the last twelve months have showed modest employment gains, employment numbers on the whole have been weak. Business spending on equipment and software continued to rise over the second half of 2010, and household spending expanded at a moderate pace. Consumer confidence was mixed for the twelve month period, and housing data, which was positive early in the year spurred by the new home buyer tax credit, has been weak since the program’s expiration on April 30, 2010.

The zero interest rate policy of the Federal Reserve Board (Fed), which has been in place for two years, has left the Federal Funds Rate at historically low levels, at the 0.00% to 0.25% range. The Government’s only adjustment came during the first quarter, when the discount rate was raised nominally by 25 basis points (bps) to 0.75%, as part of the government’s effort to remove some of the excess liquidity put in place during 2008. This 0.75% rate remained in place through the end of the year. While the Federal Funds effective rate held near the upper end of its range of 0.25% for most of the year, U.S. Treasury Bills and commercial paper yields remain stubbornly low. Three month-treasury bills traded in a very tight range, beginning the year at 0.05%, reaching a high of 0.18% at mid-year, and then falling modestly to close the twelve month period at 0.13%. Sovereign concerns in Europe that had pushed certain short-term rates higher during the second quarter, including LIBOR to 0.54%, have eased by 24 bps to close the year at 0.30%.

At the November 3rd Federal Open Market Committee (FOMC) meeting, the Fed announced an anticipated second round of quantitative easing (U.S. Treasury Bond Purchases), following earlier statements that it was “prepared to provide additional accommodation if needed to support economic recovery”. The FOMC decided to continue its policy of reinvesting principal U.S. Treasury and Mortgage Backed Securities (MBS) payments, while also expanding its holdings of securities by purchasing $600 billion of longer-term U.S. Treasury Bonds over the next seven months.

Commercial paper issuance dropped as many companies continued to reduce their reliance on short term funding in favor of longer term issuance. At December 15th, commercial paper supply had declined 9.6% to $1.04 trillion on the year, representing a 52% decline since the peak in August 2007. Asset-backed securities and domestic financials posted the greatest declines, down 17.8% to $370 billion and 15.2% to $337 billion, respectively. Industrial commercial paper represented the only sector with increased issuance on a year-to-date basis, rising 43.2% to $136 billion.

Investors have developed a somewhat greater tolerance for risk, and there has been a shift away from money market funds in favor of global stock and fixed income funds. AMG Data Services reported that almost $415 billion was withdrawn from money market funds during 2010. This shift has thus far had little impact in driving yields higher.

SUN CAPITAL MONEY MARKET FUND (Continued)

What key factors were most responsible for the Fund’s performance during the year ended December 31, 2010?

The Fed’s zero interest rate policy and the market’s persistent demand for quality remain the most influential factors on the overall performance of the Fund. Market conditions have continued to force the Fund’s gross portfolio yield below the Fund’s net operating expenses causing the adviser to further subsidize the Fund.

How did you manage the Fund’s weighted average maturity during the year ended December 31, 2010?

On December 31, 2010, the Fund had a weighted average maturity of 36 days, 9 days shorter than the average taxable money market fund maturity of 45 days as reported in the Money Fund Report, published by iMoneyNet Inc. The credit curve between 30 day and 90 day commercial paper has been consistently narrow, averaging 7 bps for the year; offering little compensation to invest in longer dated securities. The Fund’s average maturity ranged from 22 to 49 days during the year, and was typically slightly shorter than the market average.

How was the Fund invested during the year ended December 31, 2010?

The Fund was invested in a diversified portfolio of top tier, short term investments. Holdings in U.S. Treasury Bills increased from 0.0% to 11.8% during the year as a result of new liquidity requirements imposed by the U.S Securities and Exchange Commission (SEC). Holdings in agency discount notes and corporate debt securities decreased during the year due to less attractive yields, which the Fund was able to replace with higher yielding Commercial Paper.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SUN CAPITAL MONEY MARKET FUND (Continued)

TOP TEN ISSUERS AT DECEMBER 31, 2010

	% of Net Assets	Category
U.S. Treasury	11.8%	U.S. Treasury
Goldman Sachs Group, Inc.	6.4	TLGP
Federal National Mortgage Association	6.2	U.S. Government Agency
General Electric Capital Corp.	3.8	TLGP
Province of Ontario	3.8	Foreign Government
Caterpillar Financial Services Corp.	3.8	Commercial Paper
PepsiCo, Inc.	3.8	Commercial Paper
Philip Morris International, Inc.	3.8	Commercial Paper
Province of Quebec	3.8	Foreign Government
Nestle Capital Corp.	3.8	Commercial Paper

Comparison of Change in Value of a $10,000 Investment in the Sun Capital Money Market Fund – Initial Class and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index

Comparison of Change in Value of a $10,000 Investment in the Sun Capital Money Market Fund – Service Class and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index

SUN CAPITAL MONEY MARKET FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Sun Capital Money Market Fund	0.19%	0.89%	2.41%	2.08%	2.61%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index*	0.13%	0.79%	2.43%	2.38%	2.91%
Service Class Shares
Sun Capital Money Market Fund	0.00%	0.67%	2.17%	—	2.25%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index*	0.13%	0.79%	2.43%	—	2.54%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is a single security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond three months from that date. That issue is then held for one month, sold and rolled into the newly selected U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. Although the Fund seeks to maintain a stable net asset value of $1 per share there can be no assurance that it will do so. The value of an investment in the Sun Capital Money Market Fund and the return on the investment may fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2010. Service Class Shares for the period from April 25, 2005 (commencement of operations) to December 31, 2010.

SC BLACKROCK INFLATION PROTECTED BOND FUND

(subadvised by BlackRock Financial Management, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of SC BlackRock Inflation Protected Bond Fund (the “Fund”) returned 5.24% and 4.91%, respectively, underperforming the benchmark, the Barclays Capital Global Real Index: U.S. TIPS (the “Index”), which returned 6.31% for the same period.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2010?

There were many factors that influenced the fixed income markets in 2010, including the Federal Reserve’s decision to leave the Federal Funds Rate target at 0.00%-0.25%, the conclusion of the first round of quantitative easing consisting of U.S. Treasury Bond Purchases, the introduction of an additional round of quantitative easing and economic data that was mixed at best and created periods of heightened volatility. The combination and timing of these various factors created sharp short-term movements in interest rates (lasting days or weeks) as well as longer term moves (lasting months), measured in hundreds of basis points.

What key strategies were most responsible for the Fund’s performance during the year ended December 31, 2010?

As the Fund’s investment mandate requires that 80% of its assets be invested in Inflation-Protected Securities, there are limited opportunities to add value through sector rotation. The Fund’s portfolio management team uses the limited ability it has to own nominal U.S. Treasuries during times when U.S. Treasury Inflation Protected Securities (“TIPS”) appear to be overvalued. Investment value is determined in many ways; however, a commonly used metric looks at the level between the yield on a nominal U.S. Treasury bond and a TIP bond with a similar maturity, known as the breakeven level. Breakeven levels reflect broad expectations of the level of inflation. When the portfolio management team was of the opinion that TIPS had priced in too high a level of inflation expectations, the Fund sold TIPS and bought nominal U.S. Treasuries and vice versa. In addition to monitoring inflation expectations via breakevens, the Fund also establishes overweight and underweight positions in bonds of varying maturities. Holding different positions along the yield curve is an effective means to manage duration (interest rate risk).

During the second and third quarters of 2010, the Fund benefited from holding an underweight position in U.S. TIPS in favor of nominal U.S. Treasuries. At this time, weaker-than-expected economic data along with concerns around the European sovereign debt crisis led to tempered growth expectations, driving investors into nominal U.S. Treasuries. During the fourth quarter, the Fund increased exposure to TIPS as the prospect of the Fed engaging in a second round of quantitative easing became increasingly likely. The anticipation of the pending announcement drove both real and nominal yields lower. Detracting from the Fund’s performance for the year was the decision to overweight longer dated bonds versus bonds with shorter maturities.

The Fund used interest rate derivatives such as futures, options, swaps and swaptions to primarily manage duration and convexity risk within the Fund during the year. These derivatives were used to express a view on the relative performance of bonds with shorter durations versus bonds with longer durations. Finally, derivatives enabled the Fund to be positioned based on the views on inflation expectations described above.

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2010 and how did these affect performance during the reporting period?

As discussed above, single sector funds have limited flexibility to rotate between sectors. While some peer funds may use this limited flexibility to buy higher risk assets such as mortgage-backed securities or corporate bonds, that

SC BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

is not a central tenet of the portfolio management team’s management style. The Fund is mainly limited to TIPS and nominal Treasury and Treasury alternatives such as Treasury futures and options. In some instances, the Fund does make use of higher risk assets, but exposure is minimal.

Did the fund experience major changes to its top ten issuers during the year ended December 31, 2010?

There were no material changes to the December 31, 2010 top ten issuers list relative to the December 31, 2009 top ten issuers list.

How was the Fund positioned relative to its benchmark index at December 31, 2010?

At year end, the Fund’s duration was 7.46, which is in line with the Index. The Fund maintains a yield curve-flattening bias, by holding an underweight to the intermediate portion of the curve and an overweight to the long end expressed in terms of real and nominal yields. It is our view that prices on the long end of the breakeven curve are factoring in the appropriate amount of real yields given the current level of economic growth. In addition, the long end of the TIPS curve is, in our view, priced appropriately for the current levels of inflation expectations. We view the short end as overbought and therefore maintain an underweight position to the short end of the real yield and breakeven curves. The Fund maintains out-of-Index exposure to non-U.S. inflation-protected securities, which we believe are attractive on a relative value basis.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SC BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

TOP TEN ISSUERS AT DECEMBER 31, 2010

	% of Net Assets		Category
U.S. Treasury	51.9%		U.S. Treasury
Government National Mortgage Association	7.8		U.S. Government Agency
Federal Home Loan Mortgage Corp.	7.8		U.S. Government Agency
Federal National Mortgage Association	7.8		U.S. Government Agency
Government of Germany	5.1		Foreign Government
Government of France	5.0		Foreign Government
Bank of America Credit Card Trust	0.2		Asset Backed Securities
Government of Greece	0.1		Foreign Government
Verizon Wireless Capital LLC	0.1		Corporate Debt - Telecommunications
Capital One Auto Finance Trust	0.0	*	Asset Backed Securities
*	Amount is less than 0.05%.

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock Inflation Protected Bond Fund – Initial Class and the Barclays Capital Global Real Index: U.S. TIPS

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock Inflation Protected Bond Fund – Service Class and the Barclays Capital Global Real Index: U.S. TIPS

SC BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

	One Year	Life of Fund***
SC BlackRock Inflation Protected Bond Fund – Initial Class Shares	5.24%	5.72%
SC BlackRock Inflation Protected Bond Fund – Service Class Shares	4.91%	5.39%
Barclays Capital Global Real Index: U.S. TIPS*	6.31%	6.13%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. Barclays Capital Global Real Index: U.S. TIPS is a market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better) that have at least one year to final maturity and at least $250 million par amount outstanding.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC BlackRock Inflation Protected Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2010.

SC GOLDMAN SACHS SHORT DURATION FUND

(Subadvised by Goldman Sachs Asset Management, L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of SC Goldman Sachs Short Duration Fund (the “Fund”) returned 2.41% and 2.16%, respectively, with the Initial Class shares outperforming and the Service Class shares underperforming the benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index (the “Index”), which returned 2.35% for the same period.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2010?

In 2010, the global economy suffered a mid-year slowdown that raised concerns about a second economic slowdown or a “double-dip” recession, but ultimately, the year ended with improved momentum. In the U.S., even though job creation and the housing market remained persistently weak throughout the year, the recovery began to broaden beyond the corporate sector with a modest pickup in consumer demand. Industrial production and business investment picked up in the first half of the year then leveled out, and the manufacturing and services sectors have continued to expand. Further government stimulus, including extensions of tax cuts and jobless benefits, and more quantitative easing consisting of U.S. Treasury Bond Purchases by the Federal Reserve Board (Fed), boosted confidence in the recovery and prompted upward revisions to growth forecasts. Over the year, risk appetite has generally helped spread sectors to outperform U.S. Treasuries. Risk appetite benefited from better-than-expected corporate earnings, strengthening economic indicators and the search for yield in an environment of exceptionally low interest rates.

U.S. Treasury yields ended 2010 lower on the year, driven by concerns mid-year about the global recovery and persistent fears of contagion from peripheral European countries. In the fourth quarter, however, the U.S. Treasuries rally reversed on an improved economic outlook and increased capital flows from bonds to equities. Yields trended higher early in the year before softer data and doubts over the strength of the recovery emerged. Government bonds rallied strongly in May on a flight-to-quality sentiment amid heightened concerns regarding the fiscal strength of Greece and other peripheral European countries, and the prospect of a contagion effect to stronger European economies. Yields continued to move lower through the middle of the year, as anemic economic data and disappointing employment figures in the U.S. provided support to U.S. Treasuries. In the U.S., the 2-year Treasury yield fell to a historic low to approximately 0.5%. The downward trend reversed in October, following the emergence of stronger manufacturing and survey data, as well as the anticipated incentive from further stimulatory measures from the Fed and the extension of Bush-era tax cuts. Yields rose into the end of the year, particularly in November and December, leaving the benchmark 10-year Treasury yield at 3.30%.

What key strategies were most responsible for the Fund’s performance during the year ended December 31, 2010?

A combination of top-down and bottom-up strategies influenced the Fund’s performance in 2010. Tactical management of the Fund’s duration and term structure detracted from returns over the year. Specifically, the Fund’s long position in the short to intermediate portion of the yield curve (particularly in the 5-year portion) detracted in December as U.S. Treasury rates increased sharply. The Fund’s cross-sector positioning relative to the benchmark was a primary contributor to 2010 returns. An overweight exposure to investment grade corporate issues was the primary driver of results, as the sector outperformed on a combination of positive fundamental and technical factors. Fundamentally, company balance sheets continued to improve with high cash balances and declining leverage, while the technical picture was supportive as investors continued to move into risk assets as Treasury yields fell. Exposure to the agency mortgage-backed security (MBS) sector also added to returns as the mortgages were supported by an environment of strong investor demand and low prepayments. The

SC GOLDMAN SACHS SHORT DURATION FUND (Continued)

Fund’s security selection strategies broadly added to performance, including the bias toward short-maturity corporates, the overall selection of spread-product securities, and the selection of agencies, Treasury Inflation Protected Securities, and other government securities.

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2010 and how did these affect performance during the reporting period?

Primary changes in the Fund’s sector allocations over the year included shifting weights of agency debentures (based on valuations at the time), as well as increasing the Fund’s position in agency MBS and covered bonds (securities formed from the public sector or through the use of mortgage loans where the security is backed by a separate pool of loans) in the second half of the year. Covered bonds may offer attractive spread pick-up and high credit quality relative to government bonds and some asset-backed security sectors. This position resulted in relatively flat performance over the year. An increase in the Fund’s exposure to agency MBS over the year added to performance as the sector rallied. As previously noted, the asset class was supported by an environment of strong investor demand and low prepayments.

Did the Fund experience major changes to its top ten issuers during the year ended December 31, 2010?

There were no material changes to the Fund’s top ten issuers over the year.

How was the Fund positioned relative to its benchmark index at December 31, 2010?

At the end of the year, less than 50% of the Fund’s assets were in government securities, versus 100% for the Index, as the Fund continued to favor positions within non-Government sectors including the Investment Grade, Asset Backed and Mortgage Backed sectors, whose strong performance as noted above allowed the Fund’s Initial Class to outperform the benchmark. Though the sector allocations differ, the Index continues to maintain a relatively short duration (+1.96 years), with the Fund just a bit shorter (+1.85 years), though the Fund is moving toward a position of slightly longer duration than the Index.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SC GOLDMAN SACHS SHORT DURATION FUND (Continued)

TOP TEN ISSUERS AT DECEMBER 31, 2010

	% of Net Assets	Category
U.S. Treasury	21.7%	U.S. Treasury
Federal National Mortgage Association	17.6	U.S. Government Agency
General Electric Capital Corp.	3.6	Corporate Debt – Financial & TLGP
Landwirtschaftliche Rentenbank	2.4	Special Purpose Banks
Citigroup, Inc.	2.1	Corporate Debt – Financial & TLGP
Bank of America Corp.	1.5	Corporate Debt – Banks
The Bear Stearns Cos., LLC	1.4	Corporate Debt – Brokerage
Province of Ontario	1.3	Foreign Government Obligations
Brazos Higher Education Authority	1.2	Asset Backed Securities
FIH Erhvervsbank A/S	1.2	Corporate Debt – Investment Company

Comparison of Change in Value of a $10,000 Investment in the SC Goldman Sachs Short Duration Fund – Initial Class and the BofA Merrill Lynch 1-3 Year U.S. Treasury Index

Comparison of Change in Value of a $10,000 Investment in the SC Goldman Sachs Short Duration Fund – Service Class and the BofA Merrill Lynch 1-3 Year U.S. Treasury Index

SC GOLDMAN SACHS SHORT DURATION FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

	One Year	Life of Fund***
SC Goldman Sachs Short Duration Fund – Initial Class Shares	2.41%	3.33%
SC Goldman Sachs Short Duration Fund – Service Class Shares	2.16%	3.08%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index*	2.35%	2.38%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is a subset of the BofA Merrill Lynch U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 years. The BofA Merrill Lynch U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Goldman Sachs Short Duration Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2010.

SC PIMCO HIGH YIELD FUND

(subadvised by Pacific Investment Management Company LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of SC PIMCO High Yield Fund (the “Fund”) returned 12.68% and 12.40%, respectively, underperforming the benchmark, the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index (the “Index”), which returned 14.26% for the same period.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2010?

At the start of 2010, investors sought the relative safety of U.S. bonds amid concern about sovereign debt risk, especially in Greece and other peripheral Eurozone economies as growing budget shortfalls in Greece, Spain and Portugal raised fears that the region might derail the global economic recovery from the crisis that began in 2008. Policymakers wrestled with both the methods and proposed durations of stimulus programs designed to mitigate the global recession but which also threatened to undermine public finances and spur inflation. While the Federal Reserve Board (Fed) kept its main policy rate unchanged, it closed its $1.25 trillion Agency mortgage purchase program in March and also ended the subscription period for purchasing consumer asset-backed securities.

Policy initiatives that aimed to speed up the U.S. recovery and lower the persistently high unemployment rate were the major market drivers during the later part of the year. Utilizing monetary tools, the Fed continued its unconventional efforts to encourage faster growth, launching a second round of quantitative easing (U.S. Treasury Bond purchases) in November. These efforts coupled with the fiscal policy decisions in December by the Obama Administration and Congress where a major compromise was reached on tax policy that included a cut in payroll taxes, an extension of unemployment benefits and a tax credit for business capital expenditures gave a boost to riskier asset markets, despite their limited duration.

In the final months of 2010, most fixed income markets gave back some of their gains from earlier in the year as interest rates rose sharply and investors began to shift toward riskier assets. Signs of economic strength as well as market reaction to expanded fiscal and monetary stimulus drove the yield on the benchmark 10-year U.S. Treasury up 78 basis points during the fourth quarter to close the year at 3.30%. Additionally, the Treasury yield curve steepened during the year as the Fed kept short term yields anchored at low levels.

What key strategies were most responsible for the Fund’s performance during the year ended December 31, 2010?

The following strategies contributed to performance for the year:

•	Security selection in the Consumer Cyclical sector, where automotive bonds outperformed the broader category, enhanced relative returns.

•	An overweight to the Financials sector helped performance, as banking and insurance names were among the top performers for the year.

•	An underweight to Consumer Non-cyclicals added to performance, as these defensive companies fell short of the broader Index returns.

The following strategies detracted from performance for the year:

•	An allocation to Investment Grade bonds detracted from the Fund’s performance, as investment grade fixed income underperformed the high yield market.

•	Security selection within the Financials sector detracted from the Fund’s performance as high grade banks underperformed high yield banks.

SC PIMCO HIGH YIELD FUND (Continued)

•	Security selection in the Media sector detracted from performance, as broadcasting bonds outperformed cable issuers.

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2010 and how did these affect performance during the reporting period?

During 2010, one of the main themes for the Fund was its increased exposure to high yield corporate bonds while reducing its exposure to mortgages, investment grade corporate bonds, and emerging markets. This shift to a higher risk asset mix has helped the Fund’s performance as the high yield sector outperformed U.S. Treasuries, mortgages, emerging market bonds and investment grade bonds. This outperformance was due to improving corporate earnings as global growth began to show signs of improvement which led to increased appetite for risk.

Did the Fund experience major changes to its top ten issuers during the year ended December 31, 2010?

There were five issuers on the top ten issuers list as of December 31, 2009 that were still on the Fund’s top ten issuers list as of December 31, 2010. The U.S. Government was a new issuer and three of the remaining four new issuers were financial services companies CIT Group, Inc., Ally Financial, Inc. and International Lease Finance Corp. Within the Telecommunications sector, the Fund reduced its exposure to those issuers which had appreciated above their fare value. The new Telecommunications issuer Sprint Nextel Corp. moved into the top ten issuers list and is positioned to benefit from accelerating global growth expectations and increased demand from key markets.

These changes were implemented due to the conviction that certain financial institutions are likely to be supported by attractive structural characteristics which include a steep yield curve, stronger balance sheets, and an improved U.S. cyclical outlook. Additionally, the U.S. Government joined the list of top-ten issuers as this exposure is representative of the Fund’s shift to more risk-averse investments.

How was the Fund positioned relative to its benchmark index at December 31, 2010?

At the end of the year, the Fund was positioned with a slight underweight to duration coupled with a slight bias towards a flattening yield curve. The three largest sector overweights (ex-U.S. Treasuries) held by the Fund as of December 31, 2010, were Sovereign, non-agency mortgages, and life insurance issues. The three largest sector underweights by the Fund at the end of the year were to the Retail, Paper Products, and Home Construction corporate debt sectors.

SC PIMCO HIGH YIELD FUND (Continued)

PORTFOLIO COMPOSITION AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Amount is less than 0.05%.

TOP TEN ISSUERS AT DECEMBER 31, 2010

	% of Net Assets	Category
U.S. Treasury	3.8%	U.S. Treasury
Ford Motor Credit Co. LLC	2.9	Corporate Debt – Automotive
HCA, Inc.	2.7	Corporate Debt – Health Care
American International Group, Inc.	2.2	Corporate Debt – Insurance
CIT Group, Inc.	2.2	Corporate Debt – Financials
Ally Financial, Inc.	2.1	Corporate Debt – Banks
Biomet, Inc.	1.8	Corporate Debt – Health Care – Facilities
Sprint Nextel Corp.	1.7	Corporate Debt – Telecommunications
Chesapeake Energy Corp.	1.6	Corporate Debt – Refining
International Lease Finance Corp.	1.5	Corporate Debt – Financials

SC PIMCO HIGH YIELD FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC PIMCO High Yield Fund – Initial Class and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index

Comparison of Change in Value of a $10,000 Investment in the SC PIMCO High Yield Fund – Service Class and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index

SC PIMCO HIGH YIELD FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

	One Year	Life of Fund***
SC PIMCO High Yield Fund – Initial Class Shares	12.68%	8.84%
SC PIMCO High Yield Fund – Service Class Shares	12.40%	8.57%
BofA Merrill Lynch BB-B U.S. High Yield Constrained Index*	14.26%	9.96%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The BofA Merrill Lynch BB-B U.S. High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC PIMCO High Yield Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2010.

SC PIMCO TOTAL RETURN FUND

(subadvised by Pacific Investment Management Company LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of SC PIMCO Total Return Fund (the “Fund”) returned 7.53% and 7.27%, respectively, outperforming the benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which returned 6.54% for the same period

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2010?

At the start of 2010, investors sought the relative safety of U.S. bonds amid concern about sovereign debt risk, especially in Greece and other peripheral Eurozone economies as growing budget shortfalls in Greece, Spain and Portugal raised fears that the region might derail the global economic recovery from the crisis that began in 2008. Policymakers wrestled with both the methods and proposed durations of stimulus programs designed to mitigate the global recession but which threatened to undermine public finances or encourage inflation. While the Federal Reserve Board (Fed) kept its main policy rate unchanged, it concluded its $1.25 trillion Agency mortgage purchase program in March and also ended the subscription period for purchasing consumer asset-backed securities.

Policy initiatives that aimed to speed up the U.S. recovery and lower the persistently high unemployment rate were the major market drivers during the later part of the year. Utilizing monetary tools, the Fed continued its unconventional efforts to encourage faster growth, launching a second round of quantitative easing (U.S. Treasury Bond purchases) in November. These efforts coupled with the fiscal policy decisions in December by the Obama Administration and Congress where a major compromise was reached on tax policy that included a cut in payroll taxes, an extension of unemployment benefits and a tax credit for business capital expenditures gave a boost to riskier asset markets, despite their limited duration.

In the final months of 2010, most fixed income markets gave back some of their gains from earlier in the year as interest rates rose sharply and investors began to shift toward riskier assets. Signs of economic strength as well as market reaction to expanded fiscal and monetary stimulus drove the yield on the benchmark 10-year U.S. Treasury up 78 basis points during the fourth quarter to close the year at 3.30%. Additionally, the Treasury yield curve steepened during the year as the Fed kept short-term yields anchored at low levels.

What key strategies were most responsible for the Fund’s performance during the year ended December 31, 2010?

The following strategies contributed to performance for the year:

•	Tactical duration positioning within the U.S. was positive for the Fund’s performance as rates fell after a volatile year in yields.

•	An overweight to emerging markets, with an emphasis on local rates in Brazil, added to performance as rates declined in the country.

The following strategies detracted from performance for the year:

•

An underweight to Investment-Grade corporate securities detracted from performance as this sector outperformed similar-duration U.S. Treasuries as corporate credit fundamentals improved; however, a focus on the Financials sector more than offset this negative contribution.

•

A modest exposure to Build America Bonds (BAB’s) detracted from the Fund’s performance as taxable municipal bond issues supply spiked amid the rush by local governments to tap the Federal Government subsidy before it expired at the end of the year.

SC PIMCO TOTAL RETURN FUND (Continued)

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2010 and how did these affect performance during the reporting period?

During the year ended December 31, 2010, the Fund increased its exposure to the longer-than-index U.S. duration via U.S. Treasuries. This increase in the Fund’s Treasury holdings was positive for performance as interest rates fell in the U.S. The Fund continued to increase its exposure to Agency mortgages, particularly in the last quarter of 2010 with the expectation for them to be an important source of high quality yield for the Fund. The Fund is targeting an overweight allocation to agency mortgages, to take advantage of relative value opportunities across mortgage coupons. This increased exposure to agency mortgages had a positive impact on returns as this sector outperformed like-duration U.S. Treasuries. Additionally, the Fund has increased its exposure to emerging markets and high yield issues. This increased exposure was positive for returns as these sectors outperformed like-duration U.S. Treasuries. Finally, as noted earlier, the Fund’s investments in Build America Bonds during the middle to late 2010 detracted from returns as taxable municipal supply spiked amid the rush by local governments to tap the Federal Government subsidy before it expired at the end of 2010.

Did the Fund experience major changes to its top ten issuers during the year ended December 31, 2010?

There were no material changes to the December 31, 2010 top ten issuers list relative to the December 31, 2009 top ten issuers list. The issuers which are no longer on the top ten issuer list when compared to the December 31, 2009 top ten issuer list were still held by the Fund as of December 31, 2010. The Fund made a number of tactical shifts during the year, with the end-of-year positioning targeting flat to slightly overweight duration. The duration-weighted exposure of U.S. Government-issued securities as a percentage of the Fund declined over the year. However, as discussed above, the increased allocation to U.S. Treasuries within the December 31, 2010 top ten issuers list was due to the Fund’s increased focus on longer-than-index duration.

How was the Fund positioned relative to its benchmark index at December 31, 2010?

The Fund ended the year with a moderate overweight to duration and a bias towards a steepening yield curve. The Fund was underweight mortgages and Investment Grade credit, however, within the Investment Grade credit allocation, the Fund was overweight in the Banks/Financials sector. The Fund’s emerging markets allocation was also overweight relative to the Index as of December 31, 2010.

The intent of the Fund’s allocation is to tactically reduce U.S. duration exposure, seeking to maintain a flat to slightly overweight duration overall. The Fund is positioned to focus on high quality income producing strategies.

SC PIMCO TOTAL RETURN FUND (Continued)

PORTFOLIO COMPOSITION AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Amount is less than 0.05%.

TOP TEN ISSUERS AT DECEMBER 31, 2010

	% of Net Assets	Category
U.S. Treasury	42.5%	U.S. Treasury
Federal National Mortgage Association	38.9	U.S. Government Agency
Federal Home Loan Mortgage Corp.	3.6	U.S. Government Agency
Government National Mortgage Association	2.6	U.S. Government Agency
Province of Ontario	2.0	Foreign Government
Citigroup, Inc.	2.0	Corporate Debt – Financials & TLGP
Royal Bank of Scotland Group PLC	1.7	Corporate Debt – Financials
International Lease Finance Corp.	1.3	Corporate Debt – Financials
The Goldman Sachs Group, Inc.	1.3	Corporate Debt – Financials
Arkle Master Issuer PLC	1.2	Collaterized Mortgage Obligations

SC PIMCO TOTAL RETURN FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC PIMCO Total Return Fund – Initial Class and the Barclays Capital U.S. Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the SC PIMCO Total Return Fund – Service Class and the Barclays Capital U.S. Aggregate Bond Index

SC PIMCO TOTAL RETURN FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

	One Year	Life of Fund***
SC PIMCO Total Return Fund-Initial Class Shares	7.53%	9.99%
SC PIMCO Total Return Fund-Service Class Shares	7.27%	9.72%
Barclays Capital U.S. Aggregate Bond Index*	6.54%	7.64%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Barclays Capital U.S. Aggregate Bond Index is composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC PIMCO Total Return Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2010.

SC IBBOTSON BALANCED, CONSERVATIVE AND GROWTH FUND

(subadvised by Ibbotson Associates, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Funds perform during the year ended December 31, 2010?

For the year ended December 31, 2010, the Initial and Service Class shares of SC Ibbotson Balanced Fund (the “Balanced Fund”) returned 12.18% and 11.82%, respectively, underperforming the benchmark, the Dow Jones Moderate U.S. Relative Risk Portfolio Index (the “Index”), which returned 15.23% for the same period.

For the year ended December 31, 2010, the Initial and Service Class shares of SC Ibbotson Conservative Fund (the “Conservative Fund”) returned 9.92% and 9.64%, respectively, underperforming the benchmark, the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index (the “Index”), which returned 11.86% for the same period.

For the year ended December 31, 2010, the Initial and Service Class shares of SC Ibbotson Growth Fund (the “Growth Fund”) returned 13.80% and 13.61%, respectively, underperforming the benchmark, the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index (the “Index”), which returned 18.31% for the same period.

What key economic and market factors most influenced management’s tactical asset allocation strategy for the Ibbotson Balanced, Conservative, and Growth Funds (the “Funds”) during the year ended December 31, 2010?

Throughout most of the year, the Funds were positioned defensively due to macroeconomic and equity market valuation concerns. Dramatic swings in market sentiment occurred throughout the year. After trending upward in the first quarter, the equity market (represented by the S&P 500 Index) fell by over 11% following a series of bad economic data releases in the second quarter. The last four months of the year delivered over a 19% gain as fears of a second economic downturn or a “double-dip” recession abated.

At the end of December, the Ibbotson Investment Policy Committee (IPC) decided to remove the overweight of U.S. bonds versus U.S. equities, in effect since March of 2010. The likelihood of bonds outperforming stocks over the near term diminished as business conditions appear to have improved. Earnings growth of the S&P 500 was strong during 2010, exceeding the consensus forecast. Current price to earnings ratios (both trailing and forward-looking) stand at moderate to low levels, relative to the levels seen over the last 20 years. Finally, U.S. government debt yields are near historical lows and a rise in long-term yields would undermine the performance of debt relative to equities.

The Funds also removed their overweight positions of U.S. large-cap equities versus U.S. small-cap equities as the scenario of an additional economic slowdown became less likely. The overweight was implemented in November of 2009 and augmented in June of 2010.

What changes did you make to the Funds’ allocations during the reporting period and how did it affect performance during the year ended December 31, 2010?

As mentioned previously, at the end of December, the IPC decided to remove the overweight of U.S. bonds versus U.S. equities, leaving the equity-bond mix in a neutral position. The SC PIMCO Total Return and Sun Capital Investment Grade Bond Funds’ target allocations were mainly affected by these tactical reductions. The decreased emphasis on large cap equities compared to small cap equities resulted in the increase in holdings of the SC Columbia Small Cap Value and the SC BlackRock Small Cap Index Fund in the Growth Fund.

In November, the Funds also initiated positions in the SC Ibbotson Tactical Opportunities Fund, a rules-based tactical asset allocation fund of Exchange Traded Funds, accomplished by reducing exposure to the majority of

SC IBBOTSON BALANCED, CONSERVATIVE AND GROWTH FUND (Continued)

the existing underlying equity funds in each of the Balanced Fund, Conservative Fund and Growth Fund. The Funds also replaced the MFS Research International Fund with the SC Blackrock International Index Fund.

Across all Funds, the dynamic asset allocation overweight of bonds was the main driver of the tactical asset allocation contributing positively in the first half of the year but, in the end, detracting from year-end performance relative to the strategic targets.

What key factors were responsible for the Funds’ performance during the year ended December 31, 2010?

The strong U.S. equity market rally, particularly in the fourth quarter of 2010, helped boost the Funds’ performance into double-digit or near double-digit returns for the year. Among asset classes, U.S. equities strongly outperformed non-U.S. developed equities in 2010, and small- and mid-cap equities outperformed large cap equities. The Balanced, Conservative and Growth Funds benefitted from their strategic exposures to global REITs, small- and mid-cap equities. Also, diversification into high yields bonds and Treasury Inflation Protected Securities helped enhance performance relative to a basic, blended benchmark of the S&P 500 and Barclays Capital U.S. Aggregate bond indices.

Across all Funds, the tactical asset allocation strategy to overweight bonds and underweight equities detracted from year-end performance due to the equity markets’ strong rally during the second half of the year. Finally, in both equity and fixed income asset classes, underlying fund-level performance detracted from overall performance relative to a weighted-average of indices representing the targeted asset class exposure across all Funds. The MFS Value, SC WMC Blue Chip Mid Cap, SC PIMCO High Yield, SC Columbia Small Cap Value, and SC Goldman Sachs Mid Cap Value Funds experienced the largest underperformance relative to the asset class benchmarks or their respective benchmarks while still contributing to overall Fund performance.

Which underlying funds were the most significant contributors/detractors to the Funds’ performance for the year ended December 31, 2010?

Balanced Fund

The SC WMC Large Cap Growth, SC Ibbotson Tactical Opportunities, SC Goldman Sachs Mid Cap Value, MFS Value and MFS International Growth Funds were the most significant contributors to performance. There were no detractors to performance since all funds achieved positive returns for the year.

Conservative Fund

The SC Goldman Sachs Mid Cap Value, SC PIMCO Total Return, SC WMC Large Cap Growth, Sun Capital Investment Grade Bond and SC BlackRock Inflation Protected Bond Funds were the most significant contributors to performance. There were no detractors to performance since all funds achieved positive returns for the year.

Growth Fund

The SC WMC Large Cap Growth, SC Ibbotson Tactical Opportunities, SC Davis Venture Value, MFS International Growth and MFS Value Funds were the most significant contributors to performance. There were no detractors to performance since all funds achieved positive returns for the year.

SC IBBOTSON BALANCED FUND

PORTFOLIO COMPOSITION AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT DECEMBER 31, 2010

	% of Net Assets	Category
SC Ibbotson Tactical Opportunities Fund	18.6%	Fund of ETFs
SC Goldman Sachs Short Duration Fund	10.5	Fixed Income
SC PIMCO Total Return Fund	9.3	Fixed Income
Sun Capital Investment Grade Bond Fund	7.4	Fixed Income
SC BlackRock Inflation Protected Bond Fund	6.7	Fixed Income
MFS Value Portfolio	5.5	Domestic Equity
SC WMC Large Cap Growth Fund	4.6	Domestic Equity
SC Goldman Sachs Mid Cap Value Fund	4.5	Domestic Equity
SC Davis Venture Value Fund	4.4	Domestic Equity
MFS International Growth Portfolio	4.4	International Equity

SC IBBOTSON BALANCED FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Balanced Fund – Initial Class and the Dow Jones Moderate U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Balanced Fund – Service Class and the Dow Jones Moderate U.S. Relative Risk Portfolio Index

SC IBBOTSON BALANCED FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

	One Year	Life of Fund***
SC Ibbotson Balanced Fund-Initial Class Shares	12.18%	10.84%
SC Ibbotson Balanced Fund-Service Class Shares	11.82%	10.52%
Dow Jones Moderate U.S. Relative Risk Portfolio Index*	15.23%	9.47%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Dow Jones Relative Risk Indices measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indices are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderate U.S. Relative Risk Portfolio Index consists of 60% equities and 40% fixed income.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Ibbotson Balanced Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2010.

SC IBBOTSON CONSERVATIVE FUND

PORTFOLIO COMPOSITION AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT DECEMBER 31, 2010

	% of Net Assets	Category
SC Goldman Sachs Short Duration Fund	18.5%	Fixed Income
SC BlackRock Inflation Protected Bond Fund	12.6	Fixed Income
SC PIMCO Total Return Fund	11.0	Fixed Income
Sun Capital Investment Grade Bond Fund	10.9	Fixed Income
SC Ibbotson Tactical Opportunities Fund	8.8	Fund of ETFs
SC PIMCO High Yield Fund	5.0	Fixed Income
MFS Value Portfolio	4.8	Domestic Equity
SC Goldman Sachs Mid Cap Value Fund	4.5	Domestic Equity
SC WMC Large Cap Growth Fund	4.3	Domestic Equity
MFS International Growth Portfolio	3.3	International Equity

SC IBBOTSON CONSERVATIVE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Conservative Fund – Initial Class and the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Conservative Fund – Service Class and the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index

SC IBBOTSON CONSERVATIVE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

	One Year	Life of Fund***
SC Ibbotson Conservative Fund-Initial Class Shares	9.92%	8.67%
SC Ibbotson Conservative Fund-Service Class Shares	9.64%	8.43%
Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index*	11.86%	8.98%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Dow Jones Relative Risk Indices measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indices are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index consists of 40% equities and 60% fixed income.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Ibbotson Conservative Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2010.

SC IBBOTSON GROWTH FUND

PORTFOLIO COMPOSITION AT DECEMBER 31, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT DECEMBER 31, 2010

	% of Net Assets	Category
SC Ibbotson Tactical Opportunities Fund	20.1%	Fund of ETFs
SC PIMCO Total Return Fund	8.5	Fixed Income
SC Davis Venture Value Fund	8.0	Domestic Equity
MFS Value Portfolio	7.5	Domestic Equity
SC WMC Large Cap Growth Fund	7.1	Domestic Equity
MFS International Growth Portfolio	6.1	International Equity
SC Goldman Sachs Mid Cap Value Fund	4.6	Domestic Equity
Sun Capital Investment Grade Bond Fund	4.6	Fixed Income
SC Lord Abbett Growth & Income Fund	4.1	Domestic Equity
SC BlackRock Large Cap Index Fund	4.0	Domestic Equity

SC IBBOTSON GROWTH FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Growth Fund – Initial Class and the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Growth Fund – Service Class and the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index

SC IBBOTSON GROWTH FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2010**

	One Year	Life of Fund***
SC Ibbotson Growth Fund-Initial Class Shares	13.80%	11.73%
SC Ibbotson Growth Fund-Service Class Shares	13.61%	11.48%
Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index*	18.31%	9.62%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Dow Jones Relative Risk Indices measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indices are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index consists of 80% equities and 20% fixed income.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Ibbotson Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2010.

EXPENSE INFORMATION

December 31, 2010 (Unaudited)

Information About Your Fund’s Expenses

All mutual funds incur ongoing operating expenses, including management fees and administrative services, among others. The following table is intended to increase your understanding of the ongoing costs of investing in each Fund. The following example is based on the investment of $1,000 at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010. Expense information does not include any insurance charges imposed in connection with your variable insurance contract.

Actual Expenses: The table below provides information about actual account values and actual expenses. You may use the actual account values and actual expense information below, together with the amount you invested, to estimate the expenses you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Actual Expenses Paid During Period”. In addition, SC Ibbotson Tactical Opportunities Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in the annualized expense ratios used to calculate the “Net Expense Ratio During Period” for the Funds.

Hypothetical (5% annual return before expenses): The table below also provides information about hypothetical account values and hypothetical expenses for comparison purposes. The hypothetical account values and hypothetical expenses are based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Funds with the hypothetical examples that appear in the shareholder reports of other mutual funds. In addition, SC Ibbotson Tactical Opportunities Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in the annualized expense ratios used to calculate the “Net Expense Ratio During Period” for the Funds.

Expense Information

	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value 12/31/10	Actual Expenses Paid During Period*		Hypothetical Expenses Paid During Period*		Net Expense Ratio During Period
SC AllianceBernstein International Value Fund
Initial Class	$1,000.00	$1,248.30	$1,021.42	$4.25		$3.82		0.75%
Service Class	1,000.00	1,247.40	1,020.16	5.66		5.09		1.00
SC BlackRock International Index Fund
Initial Class	1,000.00	1,038.00	1,005.67	0.79	**	0.77	**	0.60
Service Class	1,000.00	1,037.00	1,005.34	1.11	**	1.10	**	0.85
SC BlackRock Large Cap Index Fund
Initial Class	1,000.00	1,225.50	1,021.07	4.60		4.18		0.82
Service Class	1,000.00	1,225.40	1,019.96	5.83		5.30		1.04
SC BlackRock Small Cap Index Fund
Initial Class	1,000.00	1,262.50	1,020.67	5.13		4.58		0.90
Service Class	1,000.00	1,260.00	1,019.46	6.49		5.80		1.14

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.

**	The SC BlackRock International Index Fund and SC Ibbotson Tactical Opportunities Fund commenced operations on November 15, 2010. For each class of the SC BlackRock International Index Fund and Initial Class of SC Ibbotson Tactical Opportunities Fund, actual expenses are equal to the actual expenses incurred by each class from commencement of operations through December 31, 2010. Hypothetical expenses for each class are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 47/365 to reflect the period from commencement.

EXPENSE INFORMATION

December 31, 2010 (Unaudited) (Continued)

	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value 12/31/10	Actual Expenses Paid During Period*		Hypothetical Expenses Paid During Period*		Net Expense Ratio During Period
SC Goldman Sachs Mid Cap Value Fund
Initial Class	$1,000.00	$1,236.90	$1,019.86	$5.98		$5.40		1.06%
Service Class	1,000.00	1,234.90	1,018.60	7.38		6.67		1.31
SC Columbia Small Cap Value Fund
Initial Class	1,000.00	1,266.50	1,019.41	6.57		5.85		1.15
Service Class	1,000.00	1,264.80	1,018.15	7.99		7.12		1.40
SC Davis Venture Value Fund
Initial Class	1,000.00	1,216.40	1,020.87	4.80		4.38		0.86
Service Class	1,000.00	1,215.20	1,019.61	6.20		5.65		1.11
SC Invesco Small Cap Growth Fund
Initial Class	1,000.00	1,287.60	1,019.41	6.63		5.85		1.15
Service Class	1,000.00	1,285.50	1,018.15	8.06		7.12		1.40
SC Lord Abbett Growth & Income Fund
Initial Class	1,000.00	1,236.00	1,020.82	4.90		4.43		0.87
Service Class	1,000.00	1,233.40	1,019.56	6.30		5.70		1.12
SC WMC Blue Chip Mid Cap Fund
Initial Class	1,000.00	1,245.10	1,020.26	5.55		4.99		0.98
Service Class	1,000.00	1,243.30	1,019.00	6.95		6.26		1.23
SC WMC Large Cap Growth Fund
Initial Class	1,000.00	1,273.10	1,021.12	4.64		4.13		0.81
Service Class	1,000.00	1,272.00	1,019.86	6.07		5.40		1.06
Sun Capital Global Real Estate Fund
Initial Class	1,000.00	1,243.60	1,019.66	6.22		5.60		1.10
Service Class	1,000.00	1,241.70	1,018.40	7.63		6.87		1.35
SC Ibbotson Tactical Opportunities Fund
Initial Class	1,000.00	1,052.00	1,005.79	0.66	**	0.65	**	0.50
Sun Capital Investment Grade Bond Fund
Initial Class	1,000.00	1,033.20	1,021.58	3.69		3.67		0.72
Service Class	1,000.00	1,031.70	1,020.26	5.02		4.99		0.98
Sun Capital Money Market Fund
Initial Class	1,000.00	1,000.70	1,024.95	0.25		0.26		0.05
Service Class	1,000.00	1,000.00	1,024.05	1.16		1.17		0.23
SC BlackRock Inflation Protected Bond Fund
Initial Class	1,000.00	1,017.20	1,021.93	3.30		3.31		0.65
Service Class	1,000.00	1,015.10	1,020.67	4.57		4.58		0.90

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.

**	The SC BlackRock International Index Fund and SC Ibbotson Tactical Opportunities Fund commenced operations on November 15, 2010. For each class of the SC BlackRock International Index Fund and Initial Class of SC Ibbotson Tactical Opportunities Fund, actual expenses are equal to the actual expenses incurred by each class from commencement of operations through December 31, 2010. Hypothetical expenses for each class are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 47/365 to reflect the period from commencement.

EXPENSE INFORMATION

December 31, 2010 (Unaudited) (Continued)

	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value 12/31/10	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
SC Goldman Sachs Short Duration Fund
Initial Class	$1,000.00	$1,005.90	$1,021.93	$3.29	$3.31	0.65%
Service Class	1,000.00	1,005.60	1,020.67	4.55	4.58	0.90
SC PIMCO High Yield Fund
Initial Class	1,000.00	1,085.00	1,021.42	3.94	3.82	0.75
Service Class	1,000.00	1,083.60	1,020.16	5.25	5.09	1.00
SC PIMCO Total Return Fund
Initial Class	1,000.00	1,021.60	1,021.93	3.31	3.31	0.65
Service Class	1,000.00	1,020.30	1,020.67	4.58	4.58	0.90
SC Ibbotson Balanced Fund
Initial Class	1,000.00	1,149.50	1,024.20	1.08	1.02	0.20
Service Class	1,000.00	1,146.90	1,022.94	2.44	2.29	0.45
SC Ibbotson Conservative Fund
Initial Class	1,000.00	1,105.20	1,024.20	1.06	1.02	0.20
Service Class	1,000.00	1,104.50	1,022.94	2.39	2.29	0.45
SC Ibbotson Growth Fund
Initial Class	1,000.00	1,189.80	1,024.20	1.10	1.02	0.20
Service Class	1,000.00	1,189.00	1,022.94	2.48	2.29	0.45

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.

SC ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.3%
AEROSPACE & DEFENSE – 1.0%
BAE Systems PLC	GB	97,500	$501,640
Bombardier, Inc.	CA	41,100	207,092

			708,732

AIRLINES – 0.5%
British Airways PLC*	GB	81,400	345,832

AUTO COMPONENTS – 1.8%
GKN PLC	GB	112,200	388,697
Magna International, Inc.	CA	6,100	318,466
NGK Spark Plug Co., Ltd.	JP	20,000	306,934
Sumitomo Rubber Industries Ltd.	JP	27,900	291,405

			1,305,502

AUTOMOBILES – 3.8%
Daimler AG*	DE	5,800	393,185
Honda Motor Co., Ltd.	JP	6,300	249,470
Nissan Motor Co., Ltd.	JP	58,500	556,971
Renault SA*	FR	8,200	476,658
Toyota Motor Corp.	JP	28,000	1,110,482

			2,786,766

BEVERAGES – 0.5%
Asahi Breweries Ltd.	JP	20,400	395,236

BUILDING PRODUCTS – 0.8%
Asahi Glass Co., Ltd.	JP	53,000	619,497

CAPITAL MARKETS – 2.0%
Credit Suisse Group AG	CH	8,600	346,484
Deutsche Bank AG	DE	6,000	313,496
Macquarie Group Ltd.	AU	9,600	363,397
UBS AG*	CH	27,020	443,590

			1,466,967

CHEMICALS – 4.6%
Agrium, Inc.	CA	5,000	460,123
Air Water, Inc.	JP	25,000	319,313
Arkema SA	FR	4,100	295,144
BASF SE	DE	6,700	534,507
Clariant AG*	CH	15,000	303,850

	Country Code**	Shares	Value

DIC Corp.	JP	80,000	$179,332
Koninklijke DSM NV	NL	7,500	426,998
Linde AG	DE	1,100	166,910
Nippon Shokubai Co., Ltd.	JP	21,000	217,268
Yara International ASA	NO	4,500	260,281
Zeon Corp.	JP	29,000	242,887

			3,406,613

COMMERCIAL BANKS – 13.1%
Australia & New Zealand Banking Group Ltd.	AU	31,300	747,519
Banco Bilbao Vizcaya Argentaria SA	ES	29,000	292,970
Banco do Brasil SA	BR	8,100	153,314
Bank of China Ltd.	CN	182,000	96,236
Bank of Queensland Ltd.	AU	26,511	281,730
Barclays PLC	GB	167,300	682,481
Bendigo and Adelaide Bank Ltd.	AU	22,800	232,032
BNP Paribas	FR	10,519	669,232
Danske Bank A/S*	DK	12,800	328,143
DnB NOR ASA	NO	32,800	460,377
HSBC Holdings PLC	GB	80,125	813,373
Intesa Sanpaolo	IT	120,000	325,523
KB Financial Group, Inc. ADR*	KR	2,247	118,844
KBC GROEP NV*	BE	9,800	333,941
Lloyds Banking Group PLC*	GB	464,800	476,108
Mitsubishi UFJ Financial Group, Inc.	JP	40,100	216,823
National Australia Bank, Ltd.	AU	35,900	870,229
National Bank of Canada	CA	5,000	344,564
Societe Generale	FR	12,354	663,978
Sumitomo Mitsui Financial Group, Inc.	JP	16,000	569,922
Turkiye Garanti Bankasi AS	TR	36,100	182,838
Turkiye Is Bankasi, C Shares	TR	30,700	109,359

See Notes to Financial Statements.

SC ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Turkiye Vakiflar Bankasi T.A.O.	TR	42,900	$108,639
UniCredit SpA	IT	312,868	647,196

			9,725,371

COMMERCIAL SERVICES & SUPPLIES – 0.6%
Rentokil Initial PLC*	GB	176,200	266,197
Toppan Printing Co., Ltd.	JP	22,000	201,059

			467,256

COMMUNICATIONS EQUIPMENT – 0.4%
Nokia OYJ	FI	28,500	294,774

COMPUTERS & PERIPHERALS – 1.4%
Fujitsu Ltd.	JP	46,000	320,113
NEC Corp.	JP	69,000	207,366
Toshiba Corp.	JP	97,000	528,070

			1,055,549

CONSTRUCTION & ENGINEERING – 0.9%
Bouygues SA	FR	16,300	702,568

CONSTRUCTION MATERIALS – 0.4%
Boral Ltd.	AU	59,800	295,419

CONTAINERS & PACKAGING – 0.3%
Smurfit Kappa Group PLC*	IE	20,600	200,953

DISTRIBUTORS – 0.3%
Inchcape PLC*	GB	43,900	244,073

DIVERSIFIED FINANCIAL SERVICES – 1.1%
Challenger Financial Services Group Ltd.	AU	37,800	181,711
ING Groep NV–CVA*	NL	24,200	235,424
Orix Corp.	JP	4,060	399,549

			816,684

DIVERSIFIED TELECOMMUNICATION SERVICES – 4.6%
Deutsche Telekom AG	DE	16,800	216,753
France Telecom SA	FR	26,300	548,081
Nippon Telegraph & Telephone Corp.	JP	13,900	629,172
Telecom Italia SpA	IT	421,200	544,276
Telecom Italia SpA RSP	IT	163,600	177,518

	Country Code**	Shares	Value

Telefonica SA	ES	26,400	$598,497
Telenor ASA	NO	16,500	268,070
Telstra Corp., Ltd.	AU	146,200	417,198

			3,399,565

ELECTRIC UTILITIES – 3.9%
E.ON AG	DE	30,100	922,506
Electricite de France	FR	12,400	508,620
Enel SpA	IT	47,928	239,533
Kyushu Electric Power Co., Inc.	JP	10,500	235,374
The Kansai Electric Power Co., Inc.	JP	11,300	278,916
The Tokyo Electric Power Co., Inc.	JP	28,000	683,877

			2,868,826

ELECTRICAL EQUIPMENT – 1.2%
Furukawa Electric Co., Ltd.	JP	54,000	242,764
Schneider Electric SA	FR	1,600	239,465
Sumitomo Electric Industries Ltd.	JP	32,000	444,587

			926,816

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.4%
AU Optronics Corp. ADR*	TW	7,374	76,837
Hitachi Ltd.	JP	41,000	218,660

			295,497

ENERGY EQUIPMENT & SERVICES – 0.4%
Compagnie Generale de Geophysique-Veritas*	FR	10,200	310,429

FOOD & STAPLES RETAILING – 1.9%
Aeon Co., Ltd.	JP	14,100	176,445
Carrefour SA	FR	3,600	148,410
Delhaize Group	BE	8,435	622,986
Koninklijke Ahold NV	NL	36,600	483,021

			1,430,862

FOOD PRODUCTS – 1.9%
Ajinomoto Co., Inc.	JP	27,000	281,340
Nestle SA	CH	19,286	1,129,314

			1,410,654

See Notes to Financial Statements.

SC ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

GAS UTILITIES – 0.4%
Tokyo Gas Co., Ltd.	JP	61,000	$270,477

HEALTH CARE EQUIPMENT & SUPPLIES – 0.3%
Smith & Nephew PLC	GB	23,500	247,862

HEALTH CARE PROVIDERS & SERVICES – 0.2%
Medipal Holdings Corp.	JP	12,500	137,794

HOTELS, RESTAURANTS & LEISURE – 0.7%
Thomas Cook Group PLC	GB	42,500	125,699
Tui Travel PLC	GB	40,000	153,540
Whitbread PLC	GB	7,800	217,681

			496,920

HOUSEHOLD DURABLES – 1.6%
Sharp Corp.	JP	52,000	536,076
Sony Corp.	JP	18,900	681,368

			1,217,444

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.4%
Drax Group PLC	GB	50,000	287,108

INDUSTRIAL CONGLOMERATES – 1.6%
Cookson Group PLC*	GB	24,900	255,640
Koninklijke Philips Electronics NV	NL	6,820	208,883
SembCorp Industries Ltd.	SG	67,000	268,345
Siemens AG	DE	3,700	458,337

			1,191,205

INSURANCE – 3.8%
Allianz SE	DE	7,150	849,686
Aviva PLC	GB	79,300	485,892
Insurance Australia Group Ltd.	AU	44,800	177,787
Legal & General Group PLC	GB	257,200	387,968
Muenchener Rueckversicherungs AG	DE	3,850	583,672
Old Mutual PLC	GB	193,600	371,567

			2,856,572

	Country Code**	Shares	Value

IT SERVICES – 1.1%
Cap Gemini SA	FR	9,800	$457,434
Logica PLC	GB	171,500	350,275

			807,709

LEISURE EQUIPMENT & PRODUCTS – 0.2%
Namco Bandai Holdings, Inc.	JP	10,600	113,846

MACHINERY – 0.6%
Cargotec Oyj, B Shares	FI	3,500	182,545
Charter International PLC	JE	18,000	236,999

			419,544

MEDIA – 1.6%
Informa PLC	JE	49,200	312,584
Lagardere SCA	FR	5,200	214,230
Vivendi	FR	24,310	656,206

			1,183,020

METALS & MINING – 6.6%
BHP Billiton Ltd.	AU	5,000	231,409
BHP Billiton PLC	GB	23,200	922,725
JFE Holdings, Inc.	JP	13,700	477,197
KGHM Polska Miedz SA	PL	3,000	175,314
Lundin Mining Corp.*	CA	42,300	308,858
New Gold, Inc.*	CA	25,300	246,308
Rio Tinto PLC	GB	19,100	1,336,026
ThyssenKrupp AG	DE	9,800	405,771
Vale SA ADR	BR	4,100	123,902
Xstrata PLC	GB	30,137	707,383

			4,934,893

MULTI-LINE RETAIL – 0.8%
Marks & Spencer Group PLC	GB	24,471	140,784
PPR	FR	2,700	429,353

			570,137

MULTI-UTILITIES – 0.9%
Centrica PLC	GB	33,700	174,228
GDF Suez	FR	8,300	297,801
RWE AG	DE	2,670	178,004

			650,033

See Notes to Financial Statements.

SC ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

OFFICE ELECTRONICS – 0.4%
Konica Minolta Holdings, Inc.	JP	29,500	$306,663

OIL, GAS & CONSUMABLE FUELS – 8.7%
BP PLC	GB	169,700	1,231,748
China Petroleum & Chemical Corp.	CN	142,000	135,920
Eni SpA	IT	16,500	360,280
Gazprom OAO ADR	RU	3,700	94,128
JX Holdings, Inc.	JP	51,400	348,829
Lukoil ADR	RU	2,100	120,162
Nexen, Inc.	CA	22,508	516,124
OMV AG	AT	10,900	452,992
Penn West Energy Trust	CA	18,350	439,972
Royal Dutch Shell PLC, A Shares	GB	49,316	1,629,731
Suncor Energy, Inc.	CA	11,696	450,289
Total SA	FR	13,000	688,796

			6,468,971

PAPER & FOREST PRODUCTS – 0.7%
Mondi PLC	GB	33,200	265,798
Oji Paper Co., Ltd.	JP	55,000	266,228

			532,026

PHARMACEUTICALS – 7.5%
AstraZeneca PLC	GB	28,600	1,302,927
Bayer AG	DE	10,500	775,923
GlaxoSmithKline PLC	GB	39,700	767,513
Novartis AG	CH	19,390	1,139,551
Novo Nordisk AS	DK	2,750	310,100
Roche Holding AG	CH	4,500	659,358
Sanofi-Aventis SA	FR	9,200	588,266

			5,543,638

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.8%
Cheung Kong Holdings Ltd.	HK	14,000	215,778
Mitsui Fudosan Co., Ltd.	JP	22,000	438,699
New World Development, Ltd.	HK	188,939	355,379
NTT Urban Development Corp.	JP	314	309,398

			1,319,254

	Country Code**	Shares	Value

ROAD & RAIL – 1.1%
East Japan Railway Co.	JP	5,200	$338,170
FirstGroup PLC	GB	43,700	271,372
West Japan Railway Co.	JP	63	235,503

			845,045

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.2%
Samsung Electronics Co., Ltd. GDR	KR	300	126,570

SPECIALTY RETAIL – 0.5%
Esprit Holdings Ltd.	BM	83,207	395,011

TEXTILES, APPAREL & LUXURY GOODS – 0.6%
Compagnie Financiere Richemont SA	CH	3,500	205,882
LVMH Moet Hennessy Louis Vuitton SA	FR	1,600	263,198

			469,080

TOBACCO – 2.1%
British American Tobacco PLC	GB	4,500	172,838
Imperial Tobacco Group PLC	GB	21,800	668,891
Japan Tobacco, Inc.	JP	196	725,434

			1,567,163

TRADING COMPANIES & DISTRIBUTORS – 3.0%
ITOCHU Corp.	JP	33,700	341,192
Mitsubishi Corp.	JP	24,500	663,271
Mitsui & Co., Ltd.	JP	35,900	592,954
Rexel SA*	FR	18,500	401,849
Sumitomo Corp.	JP	18,900	267,473

			2,266,739

WIRELESS TELECOMMUNICATION SERVICES – 2.1%
KDDI Corp.	JP	58	335,041
Vodafone Group PLC	GB	478,400	1,236,658

			1,571,699

Total Common Stocks (Cost $64,913,159)			72,276,864

See Notes to Financial Statements.

SC ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

EQUITY LINKED SECURITIES – 0.4%
COMMERCIAL BANKS – 0.2%
Hana Financial Group, Inc. (Deutsche Bank AG), expires 11/18/19*(1)	DE	3,400	$130,746

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.0% +
AU Optronics Corp., (Credit Suisse Group AG), expires 2/17/12*(1)	CH	19,947	20,685

METALS & MINING – 0.2%
Tata Steel Ltd., (Merrill Lynch & Co., Inc.), expires 12/23/14*(1)		7,300	111,106

Total Equity Linked Securities (Cost $210,047)			262,537

Country Code**		Shares	Value

PREFERRED STOCKS – 0.3%
AUTOMOBILES – 0.3%
Volkswagen AG (Cost $176,760)	DE	1,100	$178,449

SHORT TERM INVESTMENTS – 1.9%
MUTUAL FUNDS – 1.9%
AllianceBernstein Government Short Term Investment Fund (Cost $1,423,435)		1,423,435	1,423,435

TOTAL INVESTMENTS – 99.9%
(Cost $66,723,401)			74,141,285
Other assets less liabilities – 0.1%			110,550

NET ASSETS – 100.0%			$74,251,835

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

AT	Austria
AU	Australia
BE	Belgium
BM	Bermuda
BR	Brazil
CA	Canada
CH	Switzerland
CN	China
DE	Germany
DK	Denmark
ES	Spain
FI	Finland
FR	France
GB	Great Britain
HK	Hong Kong
IE	Ireland
IT	Italy
JE	Jersey
JP	Japan
KR	Korea, Republic of
NL	Netherlands
NO	Norway
PL	Poland
RU	Russia
SG	Singapore
TR	Turkey
TW	Taiwan, Province of China

See Notes to Financial Statements.

Distribution of investments by country of issuer, as a percentage of net assets, is as follows. Figures may not total to 100% due to the exclusion of the Fund’s other assets and liabilities. (Unaudited)

Japan	23.5%
Great Britain	23.3
France	11.4
Germany	8.4
Switzerland	5.7
Australia	5.2
Canada	4.5
Italy	3.0
Other (individually less than 2%)	14.9

SC ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $262,537, representing 0.4% of net assets.
(2)	At the period end, cash of $25,514 has been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Depreciation ($)
Long	DJ Euro Stoxx 50 Index March Futures	3/18/11	9	342,626	336,026	(6,600)

(3)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Aerospace & Defense	$207,092	$501,640	$—	$708,732
Airlines	—	345,832	—	345,832
Auto Components	318,466	987,036	—	1,305,502
Automobiles	—	2,786,766	—	2,786,766
Beverages	—	395,236	—	395,236
Building Products	—	619,497	—	619,497
Capital Markets	—	1,466,967	—	1,466,967
Chemicals	460,123	2,946,490	—	3,406,613
Commercial Banks	463,408	9,261,963	—	9,725,371
Commercial Services & Supplies	—	467,256	—	467,256
Communications Equipment	—	294,774	—	294,774
Computers & Peripherals	—	1,055,549	—	1,055,549
Construction & Engineering	—	702,568	—	702,568
Construction Materials	—	295,419	—	295,419
Containers & Packaging	—	200,953	—	200,953
Distributors	—	244,073	—	244,073
Diversified Financial Services	—	816,684	—	816,684
Diversified Telecommunication Services	—	3,399,565	—	3,399,565
Electric Utilities	—	2,868,826	—	2,868,826
Electrical Equipment	—	926,816	—	926,816
Electronic Equipment, Instruments & Components	76,837	218,660	—	295,497

See Notes to Financial Statements.

SC ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Energy Equipment & Services	$—	$310,429	$—	$310,429
Food & Staples Retailing	—	1,430,862	—	1,430,862
Food Products	—	1,410,654	—	1,410,654
Gas Utilities	—	270,477	—	270,477
Health Care Equipment & Supplies	—	247,862	—	247,862
Health Care Providers & Services	—	137,794	—	137,794
Hotels, Restaurants & Leisure	—	496,920	—	496,920
Household Durables	—	1,217,444	—	1,217,444
Independent Power Producers & Energy Traders	—	287,108	—	287,108
Industrial Conglomerates	—	1,191,205	—	1,191,205
Insurance	—	2,856,572	—	2,856,572
IT Services	—	807,709	—	807,709
Leisure Equipment & Products	—	113,846	—	113,846
Machinery	—	419,544	—	419,544
Media	—	1,183,020	—	1,183,020
Metals & Mining	679,068	4,255,825	—	4,934,893
Multi-Line Retail	—	570,137	—	570,137
Multi-Utilities	—	650,033	—	650,033
Office Electronics	—	306,663	—	306,663
Oil, Gas & Consumable Fuels	1,500,513	4,968,458	—	6,468,971
Paper & Forest Products	—	532,026	—	532,026
Pharmaceuticals	—	5,543,638	—	5,543,638
Real Estate Management & Development	—	1,319,254	—	1,319,254
Road & Rail	—	845,045	—	845,045
Semiconductors & Semiconductor Equipment	—	126,570	—	126,570
Specialty Retail	—	395,011	—	395,011
Textiles, Apparel & Luxury Goods	—	469,080	—	469,080
Tobacco	—	1,567,163	—	1,567,163
Trading Companies & Distributors	—	2,266,739	—	2,266,739
Wireless Telecommunication Services	—	1,571,699	—	1,571,699

Total Common Stocks	3,705,507	68,571,357	—	72,276,864

Equity Linked Securities (a)	—	262,537	—	262,537
Preferred Stocks (a)	—	178,449	—	178,449
Short Term Investments
Mutual Funds	1,423,435	—	—	1,423,435

Total Investments	$5,128,942	$69,012,343	$—	$74,141,285

Liabilities
Financial Derivative Instruments
Futures Contracts	$(6,600)	$—	$—	$(6,600)

Total Financial Derivative Instruments	$(6,600)	$—	$—	$(6,600)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 95.9%
AEROSPACE & DEFENSE – 0.6%
BAE Systems PLC	GB	16,318	$83,957
Cobham PLC	GB	5,527	17,536
Elbit Systems Ltd.	IL	112	5,975
European Aeronautic Defense and Space Co., NV*	NL	1,954	45,538
Finmeccanica SpA	IT	1,938	22,026
Rolls-Royce Group PLC*	GB	8,879	86,243
Safran SA	FR	799	28,294
Singapore Technologies Engineering Ltd.	SG	8,000	21,319
Thales SA	FR	429	15,011

			325,899

AIR FREIGHT & LOGISTICS – 0.3%
Deutsche Post AG	DE	4,053	68,784
TNT NV	NL	1,802	47,558
Toll Holdings Ltd.	AU	3,198	18,742
Yamato Holdings Co., Ltd.	JP	1,900	27,053

			162,137

AIRLINES – 0.3%
Air France-KLM*	FR	647	11,784
All Nippon Airways Co., Ltd.*	JP	4,000	14,928
British Airways PLC*	GB	2,762	11,735
Cathay Pacific Airways Ltd.	HK	6,000	16,558
Deutsche Luftansa AG*	DE	1,096	23,953
Iberia Lineas Aereas de Espana SA*	ES	2,282	9,743
Qantas Airways Ltd.*	AU	5,315	13,808
Ryanair Holdings PLC ADR	IE	303	9,320
Singapore Airlines Ltd.	SG	3,000	36,280

			148,109

AUTO COMPONENTS – 0.7%
Aisin Seiki Co., Ltd.	JP	900	31,847
Bridgestone Corp.	JP	3,100	59,908
Compagnie Generale Des Etablissements Michelin	FR	845	60,637
Continental AG*	DE	239	18,888
Denso Corp.	JP	2,300	79,377

	Country Code**	Shares	Value

NGK Spark Plug Co., Ltd.	JP	1,000	$15,347
NHK Spring Co., Ltd.	JP	1,000	10,876
NOK Corp.	JP	500	10,420
Nokian Renkaat OYJ	FI	518	19,001
Pirelli & C. SpA	IT	1,139	9,208
Stanley Electric Co., Ltd.	JP	700	13,079
Sumitomo Rubber Industries Ltd.	JP	800	8,356
Toyoda Gosei Co., Ltd.	JP	300	7,046
Toyota Boshoku Corp.	JP	300	5,295
Toyota Industries Corp.	JP	900	27,945

			377,230

AUTOMOBILES – 3.1%
Bayerische Motoren Werke AG	DE	1,586	124,725
Daihatsu Motor Co., Ltd.	JP	1,000	15,347
Daimler AG*	DE	4,320	292,855
Fiat SpA	IT	3,661	75,486
Fuji Heavy Industries Ltd.	JP	3,000	23,279
Honda Motor Co., Ltd.	JP	7,800	308,868
Isuzu Motors Ltd.	JP	6,000	27,269
Mazda Motor Corp.	JP	7,000	20,089
Mitsubishi Motors Corp.*	JP	19,000	27,614
Nissan Motor Co., Ltd.	JP	11,900	113,298
Peugeot SA*	FR	729	27,676
Renault SA*	FR	920	53,479
Suzuki Motor Corp.	JP	1,600	39,414
Toyota Motor Corp.	JP	13,200	523,513
Volkswagen AG	DE	141	19,953
Yamaha Motor Co., Ltd.*	JP	1,300	21,184

			1,714,049

BEVERAGES – 1.9%
Anheuser-Busch Inbev NV	BE	3,458	197,776
Asahi Breweries Ltd.	JP	1,900	36,811
Carlsberg AS, Class B	DK	512	51,264
Coca-Cola Amatil Ltd.	AU	2,710	30,102
Coca-Cola Hellenic Bottling Co. SA	GR	876	22,663
Coca-Cola West Co., Ltd.	JP	300	5,435
Diageo PLC	GB	11,998	221,667
Foster’s Group Ltd.	AU	9,244	53,703
Heineken Holding NV	NL	552	23,992

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Heineken NV	NL	1,241	$60,845
Ito En Ltd.	JP	300	4,988
Kirin Holdings Co., Ltd.	JP	4,000	56,115
Pernod-Ricard SA	FR	949	89,227
SABMiller PLC	GB	4,551	160,109
Sapporo Holdings Ltd.	JP	1,000	4,532

			1,019,229

BIOTECHNOLOGY – 0.2%
Actelion Ltd.*	CH	488	26,723
CSL Ltd.	AU	2,633	97,730
Grifols SA	ES	663	9,037

			133,490

BUILDING PRODUCTS – 0.6%
Asahi Glass Co., Ltd.	JP	5,000	58,443
Assa Abloy AB	SE	1,494	42,094
Compagnie de Saint-Gobain	FR	1,906	98,059
Daikin Industries Ltd.	JP	1,100	39,020
Geberit AG	CH	186	43,009
JS Group Corp.	JP	1,200	26,412
Nippon Sheet Glass Co., Ltd.	JP	4,000	10,789
TOTO Ltd.	JP	1,000	7,255

			325,081

CAPITAL MARKETS – 2.2%
3i Group PLC	GB	4,648	23,805
Credit Suisse Group AG	CH	5,394	217,318
Daiwa Securities Group, Inc.	JP	8,000	41,187
Deutsche Bank AG	DE	4,460	233,032
GAM Holding AG*	CH	989	16,342
ICAP PLC	GB	2,686	22,404
Investec PLC	GB	2,315	19,021
Julius Baer Group, Ltd.	CH	989	46,330
Macquarie Group Ltd.	AU	1,655	62,648
Man Group PLC	GB	8,533	39,379
Matsui Securities Co., Ltd.	JP	600	4,272
Mediobanca SpA	IT	2,268	20,185
Mizuho Securities Co., Ltd.	JP	3,000	8,610
Nomura Holdings, Inc.	JP	16,900	107,199
Ratos AB	SE	487	18,030
SBI Holdings, Inc.	JP	95	14,416
Schroders PLC	GB	541	15,646
UBS AG*	CH	17,427	286,101

			1,195,925

	Country Code**	Shares	Value

CHEMICALS – 3.4%
Air Liquide SA	FR	1,355	$171,363
Air Water, Inc.	JP	1,000	12,772
Akzo Nobel NV	NL	1,109	68,889
Asahi Kasei Corp.	JP	6,000	39,167
BASF SE	DE	4,398	350,860
Daicel Chemical Industries Ltd.	JP	1,000	7,304
Denki Kagaku Kogyo KK	JP	2,000	9,509
Givaudan SA	CH	40	43,166
Hitachi Chemical Co., Ltd.	JP	500	10,352
Incitec Pivot Ltd.	AU	7,800	31,592
Israel Chemicals Ltd.	IL	2,123	36,393
Johnson Matthey PLC	GB	1,028	32,664
JSR Corp.	JP	900	16,794
K+S AG	DE	687	51,741
Kaneka Corp.	JP	1,000	6,934
Kansai Paint Co., Ltd.	JP	1,000	9,681
Koninklijke DSM NV	NL	738	42,017
Kuraray Co., Ltd.	JP	1,600	22,939
Lanxess AG	DE	398	31,432
Linde AG	DE	810	122,907
Makhteshim-Agan Industries Ltd.*	IL	1,100	5,639
Mitsubishi Chemical Holdings Corp.	JP	6,000	40,719
Mitsubishi Gas Chemical Co., Inc.	JP	2,000	14,214
Mitsui Chemicals, Inc.	JP	4,000	14,337
Nissan Chemical Industries Ltd.	JP	700	9,079
Nitto Denko Corp.	JP	800	37,689
Novozymes A/S, Class B	DK	221	30,784
Orica Ltd.	AU	1,734	44,161
Shin-Etsu Chemical Co., Ltd.	JP	2,000	108,388
Showa Denko KK	JP	7,000	15,778
Sika AG	CH	10	21,936
Solvay SA	BE	284	30,266
Sumitomo Chemical Co., Ltd.	JP	8,000	39,414
Syngenta AG	CH	453	132,509
Taiyo Nippon Sanso Corp.	JP	1,000	8,831
Teijin Ltd.	JP	4,000	17,096
The Israel Corporation Ltd.*	IL	11	13,345
Tokuyama Corp.	JP	2,000	10,346

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Toray Industries Inc.	JP	7,000	$41,815
Tosoh Corp.	JP	2,000	6,503
Ube Industries Ltd.	JP	5,000	15,026
Umicore	BE	546	28,397
Wacker Chemie AG	DE	75	13,089
Yara International ASA	NO	908	52,519

			1,870,356

COMMERCIAL BANKS – 12.3%
Alpha Bank AE*	GR	2,430	12,339
Aozora Bank Ltd.	JP	2,000	4,138
Australia & New Zealand Banking Group Ltd.	AU	12,256	292,703
Banca Carige SpA	IT	2,708	5,674
Banca Monte dei Paschi di Siena SpA*	IT	10,623	12,080
Banco Bilbao Vizcaya Argentaria SA	ES	20,461	206,706
Banco Comercial Portugues, SA	PT	13,489	10,491
Banco De Sabadell SA	ES	4,956	19,537
Banco De Valencia SA, Class A	ES	1,041	4,563
Banco Espirito Santo SA	PT	2,514	9,675
Banco Popolare SC	IT	3,067	13,894
Banco Popular Espanol SA	ES	4,150	21,295
Banco Santander SA	ES	39,406	417,475
Bank Hapoalim BM*	IL	4,748	24,713
Bank Leumi Le-Israel	IL	5,645	28,905
Bank of Cyprus Public Co., Ltd.	CY	4,078	14,060
Bankinter SA	ES	1,360	7,553
Barclays PLC	GB	54,805	223,571
Bendigo and Adelaide Bank Ltd.	AU	1,748	17,789
BNP Paribas	FR	4,590	292,022
BOC Hong Kong Holdings Ltd.	HK	17,500	59,888
Chuo Mitsui Trust Holdings, Inc.	JP	5,000	20,754
Commerzbank AG*	DE	3,394	25,190
Commonwealth Bank of Australia	AU	7,417	385,147
Credit Agricole SA	FR	4,600	58,421
Danske Bank A/S*	DK	2,175	55,759
DBS Group Holdings Ltd.	SG	8,000	89,266
Dexia SA*	BE	2,653	9,218

	Country Code**	Shares	Value

DnB NOR ASA	NO	4,680	$65,688
EFG Eurobank Ergasias SA*	GR	1,548	7,757
Erste Group Bank AG	AT	905	42,497
Fukuoka Financial Group, Inc.	JP	4,000	17,391
Hang Seng Bank Ltd.	HK	3,700	60,740
Hokuhoku Financial Group, Inc.	JP	6,000	12,194
HSBC Holdings PLC	GB	84,321	855,967
Intesa Sanpaolo	IT	36,883	100,052
Intesa Sanpaolo RSP	IT	4,465	10,638
Israel Discount Bank, Class A*	IL	3,663	8,356
KBC GROEP NV*	BE	771	26,272
Lloyds Banking Group PLC*	GB	195,592	200,350
Mitsubishi UFJ Financial Group, Inc.	JP	61,000	329,831
Mizrahi Tefahot Bank Ltd.	IL	588	6,462
Mizuho Financial Group, Inc.	JP	97,900	184,489
Mizuho Trust & Banking Co., Ltd.*	JP	7,000	7,242
National Australia Bank, Ltd.	AU	10,216	247,640
National Bank of Greece SA*	GR	4,580	37,028
Natixis*	FR	4,178	19,541
Nordea Bank AB	SE	15,487	168,441
Oversea-Chinese Banking Corp., Ltd.	SG	12,000	92,383
Raiffeisen Bank International AG	AT	234	12,820
Resona Holdings, Inc.	JP	2,900	17,395
Royal Bank of Scotland Group PLC*	GB	83,288	50,734
Sapporo Hokuyo Holdings, Inc.	JP	1,500	7,021
Senshu Ikeda Holdings, Inc.	JP	3,100	4,429
Seven Bank Ltd.	JP	3	6,352
Shinsei Bank Ltd.*	JP	4,000	5,222
Skandinaviska Enskilda Banken AB, Class A	SE	6,755	56,345
Societe Generale	FR	3,038	163,280
Standard Chartered PLC	GB	11,170	300,498
Sumitomo Mitsui Financial Group, Inc.	JP	6,400	227,969

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Suncorp Group Ltd.	AU	6,136	$54,036
Suruga Bank Ltd.	JP	1,000	9,312
Svenska Handelsbanken AB	SE	2,343	74,864
Swedbank AB, Class A*	SE	3,420	47,697
The 77 Bank Ltd.	JP	2,000	10,617
The Bank of East Asia Ltd.	HK	7,400	31,322
The Bank of Kyoto Ltd.	JP	2,000	18,968
The Bank of Yokohama Ltd.	JP	6,000	31,112
The Chiba Bank Ltd.	JP	4,000	26,013
The Chugoku Bank Ltd.	JP	1,000	12,107
The Governor & Co. of the Bank Of Ireland*	IE	16,271	8,697
The Gunma Bank Ltd.	JP	2,000	10,987
The Hachijuni Bank Ltd.	JP	2,000	11,184
The Hiroshima Bank Ltd.	JP	2,000	8,425
The Iyo Bank Ltd.	JP	1,000	8,006
The Joyo Bank Ltd.	JP	3,000	13,191
The Nishi-Nippon City Bank Ltd.	JP	3,000	9,127
The Shizuoka Bank Ltd.	JP	3,000	27,676
The Sumitomo Trust & Banking Co., Ltd.	JP	7,000	44,143
UniCredit SpA	IT	64,606	133,644
Unione Di Banche Italiane SCPA	IT	2,908	25,453
United Overseas Bank Ltd.	SG	6,000	85,090
Westpac Banking Corp.	AU	14,314	325,162
Wing Hang Bank Ltd.	HK	1,000	13,830
Yamaguchi Financial Group, Inc.	JP	1,000	10,124

			6,746,637

COMMERCIAL SERVICES & SUPPLIES – 0.5%
Aggreko PLC	GB	1,247	28,813
Babcock International Group PLC	GB	1,716	15,277
Brambles Ltd.	AU	6,812	49,607
Dai Nippon Printing Co., Ltd.	JP	3,000	40,867
Edenred*	FR	757	17,920
G4S PLC	GB	6,755	26,814
Secom Co., Ltd.	JP	1,000	47,358
Securitas AB	SE	1,499	17,529
Serco Group PLC	GB	2,360	20,440
Societe BIC SA	FR	128	11,002

	Country Code**	Shares	Value

Toppan Printing Co., Ltd.	JP	3,000	$27,417

			303,044

COMMUNICATIONS EQUIPMENT – 0.7%
Alcatel-lucent*	FR	11,101	32,339
Nokia OYJ	FI	17,934	185,491
Telefonaktiebolaget LM Ericsson	SE	14,422	167,579

			385,409

COMPUTERS & PERIPHERALS – 0.4%
Fujitsu Ltd.	JP	9,000	62,631
Logitech International SA*	CH	872	16,601
NEC Corp.	JP	12,000	36,064
Seiko Epson Corp.	JP	600	10,937
Toshiba Corp.	JP	19,000	103,436

			229,669

CONSTRUCTION & ENGINEERING – 0.8%
Acs Actividades De Construccion Y Servicios SA	ES	678	31,778
Balfour Beatty PLC	GB	3,285	16,026
Bouygues SA	FR	1,107	47,714
Chiyoda Corp.	JP	1,000	9,952
Eiffage SA	FR	194	8,556
Ferrovial SA	ES	2,108	20,944
Fomento de Construcciones y Contratas SA	ES	244	6,410
Hochtief AG	DE	218	18,510
JGC Corp.	JP	1,000	21,764
Kajima Corp.	JP	4,000	10,642
Kinden Corp.	JP	1,000	9,238
Koninklijke Boskalis Westminster NV	NL	338	16,125
Leighton Holdings Ltd.	AU	648	20,400
Obayashi Corp.	JP	3,000	13,819
Shimizu Corp.	JP	3,000	12,822
Skanska AB, Class B	SE	1,912	37,895
Taisei Corp.	JP	5,000	11,701
Vinci SA	FR	2,106	114,483

			428,779

CONSTRUCTION MATERIALS – 0.6%
Boral Ltd.	AU	3,442	17,004
Cimpor Cimentos de Portugal SGPS SA	PT	965	6,538
CRH PLC	IE	3,391	70,916

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Fletcher Building Ltd.	NZ	2,927	$17,470
HeidelbergCement AG	DE	673	42,178
Holcim Ltd.	CH	1,175	88,785
Imerys SA	FR	181	12,066
James Hardie Industries SE*	IE	2,085	14,459
Lafarge SA	FR	960	60,191

			329,607

CONSUMER FINANCE – 0.0% +
Aeon Credit Service Co., Ltd.	JP	400	5,656
Credit Saison Co., Ltd.	JP	700	11,510

			17,166

CONTAINERS & PACKAGING – 0.1%
Amcor Ltd.	AU	5,851	40,395
Rexam PLC	GB	4,199	21,781
Toyo Seikan Kaisha Ltd.	JP	700	13,320

			75,496

DISTRIBUTORS – 0.2%
Canon Marketing Japan, Inc.	JP	300	4,272
Jardine Cycle & Carriage Ltd.	SG	1,000	28,519
Li & Fung Ltd.	BM	10,000	58,473

			91,264

DIVERSIFIED CONSUMER SERVICES – 0.0% +
Benesse Holdings, Inc.	JP	300	13,819

DIVERSIFIED FINANCIAL SERVICES – 1.2%
ASX Ltd.	AU	831	32,026
Cie Nationale a Portefeuille	BE	129	6,309
Criteria Caixacorp SA	ES	4,026	21,423
Deutsche Boerse AG	DE	934	64,652
Eurazeo	FR	139	10,307
Exor SpA	IT	250	8,245
Groupe Bruxelles Lambert SA	BE	386	32,460
Hong Kong Exchanges and Clearing Ltd.	HK	4,900	111,140
Industrivarden AB	SE	564	9,895
ING Groep NV – CVA*	NL	18,344	178,455
Investor AB	SE	2,181	46,664
Kinnevik Investment AB, Class B	SE	1,039	21,164
London Stock Exchange Group PLC	GB	714	9,329

	Country Code**	Shares	Value

Mitsubishi UFJ Lease & Finance Co., Ltd.	JP	280	$11,105
Orix Corp.	JP	500	49,205
Pargesa Holding SA	CH	129	10,955
Pohjola Bank PLC	FI	662	7,935
Singapore Exchange Ltd.	SG	4,000	26,244

			657,513

DIVERSIFIED TELECOMMUNICATION SERVICES – 3.3%
Belgacom SA	BE	728	24,442
Bezeq Israeli Telecommunication Corp Ltd.	IL	8,334	25,412
BT Group PLC	GB	37,158	104,743
Cable & Wireless Worldwide PLC	GB	12,653	12,961
Deutsche Telekom AG	DE	13,575	175,144
Elisa OYJ	FI	637	13,849
France Telecom SA	FR	8,879	185,035
Hellenic Telecommunications Organization SA	GR	1,170	9,553
Iliad SA	FR	78	8,484
Inmarsat PLC	GB	2,095	21,999
Koninklijke KPN NV	NL	7,531	109,895
Nippon Telegraph & Telephone Corp.	JP	2,500	113,161
PCCW Ltd.	HK	19,000	8,409
Portugal Telecom SGPS SA	PT	2,791	31,254
Singapore Telecommunications Ltd.	SG	38,000	90,903
Swisscom AG	CH	112	49,244
Tele2 AB, Class B	SE	1,508	31,301
Telecom Corp. of New Zealand Ltd.	NZ	9,198	15,553
Telecom Italia SpA	IT	44,945	58,078
Telecom Italia SpA RSP	IT	28,857	31,312
Telefonica SA	ES	19,670	445,925
Telekom Austria AG	AT	1,591	22,366
Telenor ASA	NO	3,970	64,499
TeliaSonera AB	SE	10,752	85,208
Telstra Corp., Ltd.	AU	20,855	59,512

			1,798,242

ELECTRIC UTILITIES – 2.8%
Acciona S.A	ES	122	8,641
Cheung Kong Infrastructure Holdings Ltd.	BM	2,000	9,160

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Chubu Electric Power Co., Inc.	JP	3,100	$76,211
CLP Holdings Ltd.	HK	9,000	73,294
Contact Energy Ltd.*	NZ	1,484	7,204
E.ON AG	DE	8,624	264,309
EDP – Energias de Portugal SA	PT	9,139	30,421
Electricite de France	FR	1,240	50,862
Enel SpA	IT	31,521	157,534
Fortum OYJ	FI	2,127	64,037
Hokkaido Electric Power Co.	JP	900	18,401
Hokuriku Electric Power Co.	JP	800	19,658
Hongkong Electric Holdings Ltd.	HK	6,500	40,976
Iberdrola SA	ES	19,329	148,984
Kyushu Electric Power Co., Inc.	JP	1,800	40,350
Public Power Corp. SA	GR	560	8,067
Red Electrica Corp. SA	ES	518	24,366
Scottish & Southern Energy PLC	GB	4,421	84,437
Shikoku Electric Power Co., Inc.	JP	800	23,530
SP Ausnet	AU	6,581	5,856
Terna Rete Elettrica Nazionale SpA	IT	6,239	26,345
The Chugoku Electric Power Co., Inc.	JP	1,400	28,452
The Kansai Electric Power Co., Inc.	JP	3,600	88,858
The Tokyo Electric Power Co., Inc.	JP	6,800	166,084
Tohoku Electric Power Co., Inc.	JP	2,000	44,587
Verbund AG	AT	362	13,487

			1,524,111

ELECTRICAL EQUIPMENT – 1.4%
ABB Ltd.*	CH	10,494	233,786
Alstom SA	FR	986	47,183
Bekaert NV	BE	186	21,351
Fuji Electric Holdings Co., Ltd.	JP	3,000	9,348
Furukawa Electric Co., Ltd.	JP	3,000	13,487
GS Yuasa Corp.	JP	2,000	13,844
Legrand SA	FR	756	30,787
Mabuchi Motor Co., Ltd.	JP	100	5,155

	Country Code**	Shares	Value

Mitsubishi Electric Corp.	JP	9,000	$94,445
Nidec Corp.	JP	500	50,560
Prysmian SpA	IT	872	14,857
Schneider Electric SA	FR	1,164	174,211
Sumitomo Electric Industries Ltd.	JP	3,600	50,016
Ushio, Inc.	JP	500	9,533
Vestas Wind Systems A/S*	DK	975	30,781

			799,344

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.2%
Citizen Holdings Co., Ltd.	JP	1,200	8,277
Foxconn International Holdings Ltd.*	KY	10,000	6,973
FUJIFILM Holdings Corp.	JP	2,200	79,557
Hamamatsu Photonics KK	JP	300	10,967
Hirose Electric Co., Ltd.	JP	200	22,540
Hitachi High-Technologies Corp.	JP	300	7,013
Hitachi Ltd.	JP	22,000	117,330
Hoya Corp.	JP	2,100	51,006
Ibiden Co., Ltd.	JP	600	18,933
Keyence Corp.	JP	200	57,938
Kyocera Corp.	JP	800	81,685
Mitsumi Electric Co., Ltd.	JP	400	7,360
Murata Manufacturing Co., Ltd.	JP	1,000	70,083
Nippon Electric Glass Co., Ltd.	JP	2,000	28,871
Omron Corp.	JP	1,000	26,493
Shimadzu Corp	JP	1,000	7,772
TDK Corp.	JP	600	41,754
Yaskawa Electric Corp.	JP	1,000	9,459
Yokogawa Electric Corp.	JP	1,000	7,957

			661,968

ENERGY EQUIPMENT & SERVICES – 0.9%
Aker Solutions ASA	NO	787	13,386
Amec PLC	GB	1,585	28,418
Compagnie Generale de Geophysique-Veritas*	FR	689	20,969
Fugro NV	NL	327	26,874
Petrofac Ltd.	JE	1,242	30,731
Saipem SpA	IT	1,268	62,423

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

SBM Offshore NV	NL	803	$17,990
Seadrill Ltd.	BM	1,327	44,847
Technip SA	FR	471	43,491
Tenaris SA	LU	2,261	55,442
Transocean Ltd.*	CH	1,532	104,946
Worleyparsons Ltd.	AU	918	25,107

			474,624

FOOD & STAPLES RETAILING – 2.2%
Aeon Co., Ltd.	JP	2,900	36,290
Carrefour SA	FR	2,869	118,274
Casino Guichard-Perrachon SA	FR	264	25,735
Colruyt SA	BE	361	18,355
Delhaize Group	BE	486	35,895
FamilyMart Co., Ltd.	JP	300	11,307
J Sainsbury PLC	GB	5,806	34,063
Jeronimo Martins SGPS SA	PT	1,055	16,072
Kesko OYJ, Class B	FI	320	14,937
Koninklijke Ahold NV	NL	5,708	75,330
Lawson, Inc.	JP	300	14,836
Metcash Ltd.	AU	3,673	15,440
Metro AG	DE	621	44,712
Olam International Ltd.	SG	6,000	14,680
Seven & I Holdings Co., Ltd.	JP	3,600	96,219
Tesco PLC	GB	38,435	254,677
UNY Co., Ltd.	JP	900	9,101
Wesfarmers Ltd.	AU	4,813	157,528
Wesfarmers Ltd. PPS	AU	727	24,017
William Morrison Supermarkets PLC	GB	10,179	42,468
Woolworths Ltd.	AU	5,896	162,641

			1,222,577

FOOD PRODUCTS – 3.5%
Ajinomoto Co., Inc.	JP	3,000	31,260
Aryzta AG*	CH	405	18,691
Associated British Foods PLC	GB	1,706	31,413
Golden Agri-resources Ltd.	MU	32,000	19,948
Goodman Fielder Ltd.	AU	6,610	9,093
Groupe Danone	FR	2,792	175,429
Kerry Group PLC, Class A	IE	671	22,345
Kikkoman Corp.	JP	1,000	11,208
Lindt & Spruengli AG	CH	5	44,282

	Country Code**	Shares	Value

MEIJI Holdings Co., Ltd.	JP	300	$13,561
Nestle SA	CH	16,593	971,622
Nippon Meat Packers, Inc.	JP	1,000	13,068
Nisshin Seifun Group Inc.	JP	1,000	12,699
Nissin Foods Holdings Co., Ltd.	JP	300	10,753
Parmalat SpA	IT	8,297	22,729
Suedzucker AG	DE	317	8,440
Unilever NV	NL	7,801	242,890
Unilever PLC	GB	6,146	188,099
Wilmar International Ltd.	SG	9,000	39,483
Yakult Honsha Co., Ltd.	JP	500	14,404
Yamazaki Baking Co., Ltd.	JP	1,000	12,058

			1,913,475

GAS UTILITIES – 0.4%
Enagas	ES	857	17,081
Gas Natural SDG SA	ES	1,545	23,722
Hong Kong & China Gas Co., Ltd.	HK	21,000	49,874
Osaka Gas Co., Ltd.	JP	9,000	34,918
Snam Rete Gas SpA	IT	6,840	34,002
Toho Gas Co., Ltd.	JP	2,000	10,001
Tokyo Gas Co., Ltd.	JP	12,000	53,209

			222,807

HEALTH CARE EQUIPMENT & SUPPLIES – 0.6%
Biomerieux	FR	57	5,623
Cochlear Ltd.	AU	271	22,288
Coloplast A/S, Class B	DK	109	14,812
Essilor International SA	FR	968	62,316
Getinge AB, Class B	SE	958	20,070
Olympus Corp.	JP	1,000	30,275
Smith & Nephew PLC	GB	4,256	44,889
Sonova Holding AG	CH	220	28,400
Straumann Holding AG	CH	37	8,468
Synthes, Inc.		284	38,363
Sysmex Corp.	JP	200	13,869
Terumo Corp.	JP	800	45,030
William Demant Holding A/S*	DK	112	8,272

			342,675

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HEALTH CARE PROVIDERS & SERVICES – 0.3%
Alfresa Holdings Corp.	JP	200	$8,880
Celesio AG	DE	367	9,122
Fresenius Medical Care AG & Co.	DE	921	53,205
Fresenius SE	DE	135	11,320
Medipal Holdings Corp.	JP	700	7,716
Miraca Holdings, Inc.	JP	300	12,083
Ramsay Health Care Ltd.	AU	629	11,451
Sonic Healthcare Ltd.	AU	1,767	20,965
Suzuken Co., Ltd.	JP	300	9,164

			143,906

HOTELS, RESTAURANTS & LEISURE – 0.9%
Accor SA	FR	708	31,505
Autogrill SpA*	IT	548	7,740
Carnival PLC	GB	860	39,983
Compass Group PLC	GB	9,025	81,752
Crown Ltd.	AU	2,165	18,268
Genting Singapore PLC*	IM	29,000	49,488
Intercontinental Hotels Group PLC	GB	1,383	26,802
McDonald’s Holdings Co. Japan Ltd.	JP	300	7,523
OPAP SA	GR	1,070	18,516
Oriental Land Co., Ltd.	JP	200	18,524
Sands China Ltd.*	KY	11,600	25,669
Shangri-La Asia Ltd.	BM	6,000	16,288
SJM Holdings Ltd.	HK	8,000	12,701
Sky City Entertainment Group Ltd.	NZ	2,754	6,953
Sodexo	FR	451	31,080
Tabcorp Holdings Ltd.	AU	3,260	23,707
Tatts Group Ltd.	AU	6,139	16,200
Thomas Cook Group PLC	GB	4,110	12,156
Tui AG*	DE	663	9,303
Tui Travel PLC	GB	2,677	10,276
Whitbread PLC	GB	844	23,554
Wynn Macau Ltd.	KY	7,600	16,974

			504,962

HOUSEHOLD DURABLES – 0.9%
Casio Computer Co., Ltd.	JP	1,100	8,874
Electrolux AB, Series B	SE	1,149	32,630
Husqvarna AB	SE	1,970	16,447
Panosonic Corp.	JP	9,400	133,492
Rinnai Corp.	JP	200	12,218

	Country Code**	Shares	Value

Sekisui Chemical Co., Ltd.	JP	2,000	$14,362
Sekisui House Ltd.	JP	3,000	30,336
Sharp Corp.	JP	5,000	51,546
Sony Corp.	JP	4,800	173,046

			472,951

HOUSEHOLD PRODUCTS – 0.4%
Henkel AG & Co. KGaA	DE	622	32,096
Reckitt Benckiser Group PLC	GB	2,952	162,237
Unicharm Corp.	JP	600	23,870

			218,203

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
EDP Renovaveis SA*	ES	1,044	6,051
Electric Power Development Co., Ltd.	JP	600	18,822
Enel Green Power SPA*	IT	7,183	15,175
Iberdrola Renovables SA	ES	4,046	14,360
International Power PLC	GB	7,297	49,785

			104,193

INDUSTRIAL CONGLOMERATES – 1.7%
CSR Ltd.	AU	7,255	12,466
Delek Group Ltd.	IL	19	4,894
Fraser and Neave Ltd.	SG	5,000	24,974
Hankyu Hanshin Holdings, Inc.	JP	5,000	23,217
Hutchison Whampoa Ltd.	HK	10,000	103,180
Keppel Corp Ltd.	SG	6,000	52,924
Koninklijke Philips Electronics NV	NL	4,722	144,625
NWS Holdings Ltd.	BM	6,000	9,093
Orkla ASA	NO	3,695	35,905
SembCorp Industries Ltd.	SG	5,000	20,026
Siemens AG	DE	3,940	488,068
Smiths Group PLC	GB	1,872	36,337

			955,709

INSURANCE – 4.1%
Admiral Group PLC	GB	964	22,770
Aegon NV*	NL	7,482	45,752
Ageas	BE	10,698	24,446
AIA Group Ltd.*	HK	37,400	105,135
Allianz SE	DE	2,174	258,352
AMP Ltd.	AU	9,922	53,684

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Assicurazioni Generali SpA	IT	5,592	$106,186
Aviva PLC	GB	13,435	82,320
AXA Asia Pacific Holdings Ltd.	AU	4,949	31,940
AXA SA	FR	8,225	136,839
Baloise Holding AG	CH	239	23,261
CNP Assurances	FR	711	12,831
Delta Lloyd NV	NL	359	7,237
Hannover Rueckversicherung AG	DE	289	15,500
Insurance Australia Group Ltd.	AU	9,956	39,510
Legal & General Group PLC	GB	28,091	42,373
Mapfre SA	ES	3,606	10,013
MS&AD Insurance Group Holdings, Inc.	JP	2,600	65,168
Muenchener Rueckversicherungs AG	DE	903	136,898
NKSJ Holdings, Inc.*	JP	7,000	51,558
Old Mutual PLC	GB	26,061	50,018
Prudential PLC	GB	12,160	126,644
QBE Insurance Group Ltd.	AU	4,957	92,021
Resolution Ltd.	GG	6,948	25,359
Rsa Insurance Group PLC	GB	16,519	32,245
Sampo OYJ, Class A	FI	2,012	53,907
SCOR SE	FR	809	20,540
Sony Financial Holdings, Inc.	JP	4	16,184
Standard Life PLC	GB	10,822	36,445
Swiss Life Holding AG*	CH	146	21,111
Swiss Reinsurance	CH	1,686	90,701
T&D Holdings, Inc.	JP	1,300	32,984
The Dai-ichi Life Insurance Co., Ltd.	JP	38	61,734
Tokio Marine Holdings, Inc.	JP	3,500	104,625
Tryg A/S	DK	122	5,632
Vienna Insurance Group AG Wiener Versicherung Gruppe	AT	184	9,563
Zurich Financial Services AG	CH	697	180,549

			2,232,035

	Country Code**	Shares	Value

INTERNET & CATALOG RETAIL – 0.1%
CDON Group AB*	SE	242	$1,119
Dena Co., Ltd.	JP	400	14,347
Home Retail Group PLC	GB	3,987	11,717
Rakuten, Inc.	JP	35	29,314

			56,497

INTERNET SOFTWARE & SERVICES – 0.1%
Gree, Inc.	JP	400	5,089
United Internet AG	DE	575	9,347
Yahoo Japan Corp.	JP	70	27,159

			41,595

IT SERVICES – 0.3%
Amadeus IT Holding SA, Class A*	ES	965	20,220
Atos Origin SA*	FR	217	11,553
Cap Gemini SA	FR	705	32,907
Computershare Ltd.	AU	2,129	23,474
Indra Sistemas SA	ES	432	7,381
Itochu Techno-Solutions Corp.	JP	100	3,750
Nomura Research Institute Ltd.	JP	500	11,134
NTT Data Corp.	JP	6	20,773
Obic Co., Ltd.	JP	30	6,178
Otsuka Corp.	JP	100	6,824

			144,194

LEISURE EQUIPMENT & PRODUCTS – 0.2%
Namco Bandai Holdings, Inc.	JP	900	9,666
Nikon Corp.	JP	1,500	30,429
Sankyo Co., Ltd.	JP	300	16,942
Sega Sammy Holdings, Inc.	JP	900	17,126
Shimano, Inc.	JP	300	15,261
Yamaha Corp.	JP	800	9,932

			99,356

LIFE SCIENCES TOOLS & SERVICES – 0.1%
Lonza Group AG	CH	228	18,276
QIAGEN NV*	NL	1,114	21,779

			40,055

MACHINERY – 2.8%
Alfa Laval AB	SE	1,617	34,068
Amada Co., Ltd.	JP	2,000	16,283
Atlas Copco AB, Shares A	SE	3,216	81,145

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Atlas Copco AB, Shares B	SE	1,869	$42,267
Cosco Corp. Singapore Ltd.	SG	5,000	8,338
FANUC Corp.	JP	900	138,231
GEA Group AG	DE	792	22,892
Hexagon AB	SE	297	6,368
Hexagon AB, Class B	SE	891	19,103
Hino Motors Ltd.	JP	1,000	5,419
Hitachi Construction Machinery Co., Ltd.	JP	500	11,984
IHI Corp.	JP	6,000	13,376
Invensys PLC	GB	3,870	21,371
JTEKT Corp.	JP	1,100	12,980
Kawasaki Heavy Industries Ltd.	JP	7,000	23,537
Komatsu Ltd.	JP	4,500	136,181
Kone OYJ, Class B	FI	746	41,470
Kubota Corp.	JP	6,000	56,830
Kurita Water Industries Ltd.	JP	500	15,753
Makita Corp.	JP	500	20,446
Man AG	DE	506	60,172
Metso Corp.	FI	612	34,185
Minebea Co., Ltd.	JP	2,000	12,612
Mitsubishi Heavy Industries, Ltd.	JP	15,000	56,349
Mitsui Engineering & Shipbuilding Co., Ltd.	JP	3,000	7,944
Nabtesco Corp.	JP	500	10,666
NGK Insulators Ltd.	JP	1,000	16,320
NSK Ltd.	JP	2,000	18,081
NTN Corp.	JP	2,000	10,617
Sandvik AB	SE	4,829	94,130
Scania AB, Class A	SE	1,532	35,238
Schindler Holding AG	CH	336	39,888
Sembcorp Marine Ltd.	SG	4,000	16,738
SKF AB, Class B	SE	1,867	53,187
SMC Corp.	JP	300	51,398
Sumitomo Heavy Industries Ltd.	JP	3,000	19,288
The Japan Steel Works Ltd.	JP	2,000	20,889
The Weir Group PLC	GB	1,009	28,002
THK Co., Ltd.	JP	600	13,797
Vallourec SA	FR	530	55,668
Volvo AB*	SE	6,600	116,286
Wartsila OYJ	FI	378	28,843
Yangzijiang Shipbuilding Holdings Ltd.	SG	7,000	10,418

	Country Code**	Shares	Value

Zardoya Otis SA	ES	669	$9,423

			1,548,181

MARINE – 0.4%
AP Moller – Maersk A/S, Class A	DK	3	26,429
AP Moller – Maersk A/S, Class B	DK	6	54,331
Kawasaki Kisen Kaisha Ltd.	JP	3,000	13,191
Kuehne & Nagel International AG	CH	259	36,011
Mitsui Osk Lines Ltd.	JP	5,000	34,117
Neptune Orient Lines Ltd.*	SG	4,000	6,795
Nippon Yusen KK	JP	7,000	31,038
Orient Overseas International Ltd.	BM	1,000	9,694

			211,606

MEDIA – 1.4%
Axel Springer AG	DE	71	11,575
British Sky Broadcasting Group PLC	GB	5,456	62,607
Dentsu, Inc.	JP	800	24,841
Eutelsat Communications	FR	474	17,349
Fairfax Media Ltd.	AU	10,137	14,515
Fuji Media Holdings, Inc.	JP	2	3,163
Gestevision Telecinco SA	ES	636	6,995
Hakuhodo Dy Holdings, Inc.	JP	110	6,307
ITV PLC*	GB	17,693	19,323
JC Decaux SA*	FR	318	9,784
Jupiter Telecommunications Co., Ltd.	JP	12	12,622
Kabel Deutschland Holding AG*	DE	259	12,070
Lagardere SCA	FR	565	23,277
Mediaset SpA	IT	3,394	20,534
Metropole Television SA	FR	309	7,474
Modern Times Group, Class B	SE	242	16,012
Pagesjaunes Groupe	FR	606	5,507
Pearson PLC	GB	3,890	61,134
Publicis Groupe SA	FR	592	30,853
Reed Elsevier NV	NL	3,292	40,722
Reed Elsevier PLC	GB	5,815	49,093

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Sanoma OYJ	FI	387	$8,388
SES SA	LU	1,435	34,162
Societe Television Francaise 1	FR	562	9,763
Toho Co., Ltd.	JP	500	8,031
Vivendi	FR	5,921	159,827
Wolters Kluwer NV	NL	1,430	31,339
WPP PLC	JE	6,016	74,052

			781,319

METALS & MINING – 6.6%
Acerinox SA	ES	478	8,384
Alumina Ltd.	AU	11,685	29,640
Anglo American PLC	GB	6,318	328,560
Antofagasta PLC	GB	1,888	47,451
ArcelorMittal	LU	4,111	155,906
BHP Billiton Ltd.	AU	16,082	744,302
BHP Billiton PLC	GB	10,569	420,357
BlueScope Steel Ltd.	AU	8,731	20,093
Boliden AB	SE	1,310	26,626
Daido Steel Co., Ltd.	JP	1,000	5,875
Dowa Holdings Co., Ltd.	JP	1,000	6,565
Eramet	FR	25	8,569
Eurasian Natural Resources Corp.	GB	1,233	20,146
Fortescue Metals Group Ltd.*	AU	5,953	39,820
Fresnillo PLC	GB	859	22,339
Hitachi Metals Ltd.	JP	1,000	12,009
JFE Holdings, Inc.	JP	2,200	76,630
Kazakhmys PLC	GB	1,025	25,793
Kobe Steel Ltd.	JP	12,000	30,447
Lonmin PLC*	GB	775	23,755
Macarthur Coal Ltd.	AU	840	10,997
Maruichi Steel Tube Ltd.	JP	200	4,249
Mitsubishi Materials Corp.*	JP	5,000	15,950
Mitsui Mining & Smelting Co., Ltd.	JP	3,000	9,903
Newcrest Mining Ltd.	AU	3,661	151,426
Nippon Steel Corp.	JP	24,000	86,316
Nisshin Steel Co., Ltd.	JP	3,000	6,688
Norsk Hydro ASA	NO	4,270	31,181
OneSteel Ltd.	AU	6,377	16,893
Outokumpu OYJ	FI	613	11,370
OZ Minerals Ltd.	AU	14,947	26,295
Randgold Resources Ltd.	JE	435	35,775
Rautaruukki OYJ	FI	403	9,430
Rio Tinto Ltd.	AU	2,087	182,443
Rio Tinto PLC	GB	6,942	485,586

	Country Code**	Shares	Value

Salzgitter AG	DE	201	$15,517
Sims Metal Management Ltd.	AU	781	17,230
SSAB AB, Class A	SE	865	14,533
Sumitomo Metal Industries Ltd.	JP	16,000	39,414
Sumitomo Metal Mining Co., Ltd.	JP	3,000	52,433
ThyssenKrupp AG	DE	1,601	66,290
Tokyo Steel Manufacturing Co., Ltd.	JP	500	5,456
Vedanta Resources PLC	GB	571	22,407
Voestalpine AG	AT	526	25,058
Xstrata PLC	GB	9,852	231,249
Yamato Kogyo Co., Ltd.	JP	200	6,048

			3,633,404

MULTI-LINE RETAIL – 0.3%
Harvey Norman Holdings Ltd.	AU	2,544	7,650
Isetan Mitsukoshi Holdings Ltd.	JP	1,800	20,929
J Front Retailing Co., Ltd.	JP	2,000	10,937
Lifestyle International Holdings Ltd.	KY	3,000	7,372
Marks & Spencer Group PLC	GB	7,580	43,608
Marui Group Co., Ltd.	JP	1,100	8,969
Next PLC	GB	878	27,036
PPR	FR	364	57,883
Takashimaya Co., Ltd.	JP	1,000	8,572

			192,956

MULTI-UTILITIES – 1.4%
A2A SpA	IT	5,251	7,221
AGL Energy Ltd.	AU	2,155	33,569
Centrica PLC	GB	24,674	127,564
GDF Suez	FR	5,924	212,551
National Grid PLC	GB	16,740	144,329
RWE AG	DE	2,005	133,669
Suez Environnement Co.	FR	1,290	26,633
United Utilities Group PLC	GB	3,264	30,126
Veolia Environnement	FR	1,667	48,718

			764,380

OFFICE ELECTRONICS – 0.7%
Brother Industries Ltd.	JP	1,100	16,312
Canon, Inc.	JP	5,400	280,010

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Konica Minolta Holdings, Inc.	JP	2,500	$25,989
Neopost SA	FR	152	13,243
Ricoh Co., Ltd.	JP	3,000	43,971

			379,525

OIL, GAS & CONSUMABLE FUELS – 6.7%
BG Group PLC	GB	16,196	327,255
BP PLC	GB	89,984	653,139
Cairn Energy PLC*	GB	6,700	43,873
Caltex Australia Ltd.	AU	646	9,495
Cosmo Oil Co., Ltd.	JP	3,000	9,829
Eni SpA	IT	12,467	272,219
Essar Energy Ltd.*	GB	1,560	14,107
Galp Energia SGPS SA	PT	1,108	21,232
Idemitsu Kosan Co., Ltd.	JP	100	10,617
Inpex Corp.	JP	10	58,566
Japan Petroleum Exploration Co.,Ltd.	JP	100	3,806
JX Holdings, Inc.	JP	10,800	73,295
Mongolia Energy Corp., Ltd.*	BM	15,000	4,496
Neste Oil OYJ	FI	614	9,805
OMV AG	AT	718	29,839
Origin Energy Ltd.	AU	4,221	71,925
Paladin Energy Ltd.*	AU	3,268	16,479
Repsol YPF SA	ES	3,508	97,739
Royal Dutch Shell PLC, Class A	GB	16,979	566,103
Royal Dutch Shell PLC, Class B	GB	12,909	425,674
Santos Ltd.	AU	3,987	53,624
Showa Shell Sekiyu KK	JP	900	8,247
Statoilhydro ASA	NO	5,344	126,936
Tonengeneral Sekiyu KK	JP	1,000	10,937
Total SA	FR	10,121	536,254
Tullow Oil PLC	GB	4,250	83,556
Woodside Petroleum Ltd.	AU	2,989	130,112

			3,669,159

PAPER & FOREST PRODUCTS – 0.3%
Holmen AB, Class B	SE	253	8,329
Nippon Paper Group, Inc.	JP	500	13,117
Oji Paper Co., Ltd.	JP	4,000	19,362
Stora Enso OYJ	FI	2,786	28,611
Svenska Cellulosa AB, Class A	SE	2,745	43,344

	Country Code**	Shares	Value

UPM-Kymmene OYJ	FI	2,490	$43,988

			156,751

PERSONAL PRODUCTS – 0.5%
Beiersdorf AG	DE	483	26,801
Kao Corp.	JP	2,600	70,068
L’oreal SA	FR	1,148	127,451
Shiseido Co., Ltd.	JP	1,600	34,960

			259,280

PHARMACEUTICALS – 6.6%
Astellas Pharma, Inc.	JP	2,100	80,053
AstraZeneca PLC	GB	6,863	312,657
Bayer AG	DE	3,960	292,634
Chugai Pharmaceutical Co., Ltd.	JP	1,100	20,187
Daiichi Sankyo Co., Ltd.	JP	3,200	70,038
Dainippon Sumitomo Pharma Co., Ltd.	JP	800	7,272
Eisai Co., Ltd.	JP	1,200	43,454
Elan Corp. PLC*	IE	2,381	13,204
GlaxoSmithKline PLC	GB	24,867	480,750
Hisamitsu Pharmaceutical Co., Inc.	JP	300	12,637
Kyowa Hakko Kirin Co., Ltd.	JP	1,000	10,297
Merck KGaA	DE	309	24,713
Mitsubishi Tanabe Pharma Corp.	JP	1,000	16,886
Novartis AG	CH	10,105	593,871
Novo Nordisk AS	DK	2,005	226,091
Ono Pharmaceutical Co., Ltd.	JP	400	18,672
Orion OYJ, Class B	FI	445	9,735
Otsuka Holdings Co., Ltd.*	JP	1,200	29,560
Roche Holding AG	CH	3,364	492,907
Sanofi-Aventis SA	FR	5,022	321,117
Santen Pharmaceutical Co., Ltd.	JP	400	13,893
Shionogi & Co.	JP	1,400	27,641
Shire PLC	JE	2,692	64,761
Taisho Pharmaceutical Co., Ltd.	JP	1,000	21,887
Takeda Pharmaceutical Co., Ltd.	JP	3,600	177,140
Teva Pharmaceutical Industries Ltd.	IL	4,482	234,931
Tsumura & Co.	JP	300	9,714

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

UCB SA	BE	483	$16,568

			3,643,270

PROFESSIONAL SERVICES – 0.4%
Adecco SA	CH	589	38,584
Bureau Veritas SA	FR	235	17,812
Capita Group PLC	GB	2,937	31,893
Experian PLC	JE	4,876	60,665
Intertek Group PLC	GB	764	21,143
Randstad Holding NV*	NL	528	27,870
SGS SA	CH	26	43,630

			241,597

REAL ESTATE INVESTMENT TRUSTS – 1.3%
Ascendas Real Estate Investment Trust	SG	7,000	11,291
British Land Co. PLC	GB	4,211	34,435
Capital Shopping Centres Group PLC	GB	2,257	14,695
CapitaMall Trust	SG	11,000	16,714
CFS Retail Property Trust	AU	10,130	18,235
Corio NV	NL	283	18,158
Dexus Property Group	AU	23,173	18,843
Fonciere Des Regions	FR	128	12,384
Gecina SA	FR	90	9,899
Goodman Group	AU	30,503	20,279
GPT Group	AU	8,441	25,382
Hammerson PLC	GB	3,388	22,037
ICADE	FR	111	11,325
Japan Prime Realty Investment Corp.	JP	3	9,238
Japan Real Estate Investment Corp.	JP	2	20,741
Japan Retail Fund Investment Corp.	JP	8	15,342
Klepierre	FR	454	16,377
Land Securities Group PLC	GB	3,658	38,440
Mirvac Group	AU	16,357	20,494
Nippon Building Fund, Inc.	JP	2	20,520
Nomura Real Estate Office Fund, Inc.	JP	1	7,218
Segro PLC	GB	3,551	15,856
Stockland	AU	11,412	42,020
The Link REIT	HK	10,500	32,623
Unibail-Rodamco	FR	438	86,624
Westfield Group	AU	10,499	102,874

	Country Code**	Shares	Value

Westfield Retail Trust*	AU	10,499	$27,598

			689,642

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.9%
Aeon Mall Co., Ltd.	JP	400	10,740
Capitaland Ltd.	SG	12,000	34,690
CapitaMalls Asia Ltd.	SG	7,000	10,582
Cheung Kong Holdings Ltd.	HK	7,000	107,889
City Developments Ltd.	SG	3,000	29,361
Daito Trust Construction Co., Ltd.	JP	400	27,393
Daiwa House Industry Co., Ltd.	JP	2,000	24,584
Global Logistic Properties Ltd.*	SG	8,000	13,465
Hang Lung Group, Ltd.	HK	4,000	26,348
Hang Lung Properties Ltd.	HK	12,000	55,810
Henderson Land Development Co., Ltd.	HK	5,000	34,061
Hopewell Holdings Ltd.	HK	2,500	7,848
Hysan Development Co., Ltd.	HK	3,000	14,165
Immofinanz AG*	AT	4,750	20,242
Keppel Land Ltd.	SG	3,000	11,221
Kerry Properties Ltd.	BM	3,500	18,147
Lend Lease Group	AU	2,573	22,711
Mitsubishi Estate Co. Ltd.	JP	6,000	111,294
Mitsui Fudosan Co., Ltd.	JP	4,000	79,764
New World Development, Ltd.	HK	12,000	22,571
Nomura Real Estate Holdings, Inc.	JP	500	9,108
NTT Urban Development Corp.	JP	6	5,912
Sino Land Co., Ltd.	HK	8,000	14,986
Sumitomo Realty & Development Co., Ltd.	JP	2,000	47,764
Sun Hung Kai Properties Ltd.	HK	7,000	115,814
Swire Pacific Ltd., Class A	HK	3,500	57,547
Tokyo Tatemono Co., Ltd.	JP	2,000	9,262
Tokyu Land Corp.	JP	2,000	10,050
UOL Group Ltd.	SG	2,000	7,403
Wharf Holdings Ltd.	HK	7,000	53,854

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Wheelock & Co., Ltd.	HK	4,000	$16,159

			1,030,745

ROAD & RAIL – 0.9%
Asciano Group*	AU	14,012	22,859
Central Japan Railway Co.	JP	7	58,628
ComfortDelGro Corp., Ltd.	SG	9,000	10,870
DSV A/S	DK	1,002	22,149
East Japan Railway Co.	JP	1,600	104,052
FirstGroup PLC	GB	2,304	14,308
Keikyu Corp.	JP	2,000	17,662
Keio Corp.	JP	3,000	20,470
Keisei Electric Railway Co., Ltd.	JP	1,000	6,676
Kintetsu Corp.	JP	8,000	25,028
MTR Corp.	HK	7,000	25,486
Nippon Express Co., Ltd.	JP	4,000	18,032
Odakyu Electric Railway Co., Ltd.	JP	3,000	27,934
QR National Ltd.*	AU	8,179	23,005
Tobu Railway Co., Ltd.	JP	4,000	22,466
Tokyu Corp.	JP	5,000	22,909
West Japan Railway Co.	JP	8	29,905

			472,439

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.6%
Advantest Corp.	JP	800	18,101
ARM Holdings PLC	GB	6,315	41,677
Asm Pacific Technology Ltd.	KY	900	11,405
Asml Holding NV	NL	2,065	79,748
Elpida Memory, Inc.*	JP	900	10,475
Infineon Technologies AG*	DE	5,204	48,421
Renewable Energy Corp ASA*	NO	2,388	7,281
Rohm Co., Ltd.	JP	500	32,640
Shinko Electric Industries Co., Ltd.	JP	300	3,362
STMicroelectronics NV	NL	3,052	31,563
Sumco Corp.*	JP	600	8,572
Tokyo Electron Ltd.	JP	800	50,647

			343,892

SOFTWARE – 0.9%
Autonomy Corp. PLC*	GB	1,043	24,473
Dassault Systemes SA	FR	284	21,412
Konami Corp.	JP	400	8,503

	Country Code**	Shares	Value

NICE Systems Ltd.*	IL	300	$10,568
Nintendo Co., Ltd.	JP	500	146,754
Oracle Corp.	JP	200	9,829
SAP AG	DE	4,110	209,253
Square Enix Holdings Co., Ltd.	JP	300	5,321
The Sage Group PLC	GB	6,304	26,871
Trend Micro, Inc.	JP	500	16,511

			479,495

SPECIALTY RETAIL – 0.8%
ABC-Mart, Inc.	JP	100	3,572
Esprit Holdings Ltd.	BM	5,600	26,585
Fast Retailing Co., Ltd.	JP	300	47,777
Hennes & Mauritz AB	SE	4,896	163,063
Industria de Diseno Textil SA	ES	1,045	78,242
Kingfisher PLC	GB	11,311	46,450
Nitori Holdings Co., Ltd.	JP	200	17,490
Shimamura Co., Ltd.	JP	100	9,275
USS Co., Ltd.	JP	100	8,178
Yamada Denki Co., Ltd.	JP	390	26,612

			427,244

TEXTILES, APPAREL & LUXURY GOODS – 1.2%
Adidas AG	DE	1,002	65,462
Asics Corp.	JP	1,000	12,859
Billabong International Ltd.	AU	970	8,086
Burberry Group PLC	GB	2,085	36,538
Christian Dior SA	FR	305	43,569
Compagnie Financiere Richemont SA	CH	2,500	147,059
Hermes International	FR	51	10,683
Luxottica Group SpA	IT	557	16,970
LVMH Moet Hennessy Louis Vuitton SA	FR	1,173	192,957
Nisshinbo Holdings, Inc.	JP	1,000	10,962
Puma AG Rudolf Dassler Sport	DE	25	8,285
Swatch Group AG	CH	356	82,748
Yue Yuen Industrial Holdings Ltd.	BM	3,500	12,563

			648,741

TOBACCO – 1.1%
British American Tobacco PLC	GB	9,562	367,261
Imperial Tobacco Group PLC	GB	4,876	149,611

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Japan Tobacco, Inc.	JP	22	$81,426
Swedish Match AB	SE	1,106	32,018

			630,316

TRADING COMPANIES & DISTRIBUTORS – 1.2%
Brenntag AG*	DE	136	13,866
Bunzl PLC	GB	1,576	17,667
ITOCHU Corp.	JP	7,200	72,896
Marubeni Corp.	JP	8,000	56,263
Mitsubishi Corp.	JP	6,500	175,970
Mitsui & Co., Ltd.	JP	8,300	137,090
Noble Group Ltd.	BM	14,000	23,672
Sojitz Corp.	JP	6,000	13,154
Sumitomo Corp.	JP	5,400	76,421
Toyota Tsusho Corp.	JP	1,000	17,613
Wolseley PLC*	JE	1,332	42,490

			647,102

TRANSPORTATION INFRASTRUCTURE – 0.3%
Abertis Infraestructuras SA	ES	1,416	25,460
Aeroports de Paris (ADP)	FR	142	11,209
Atlantia SpA	IT	1,150	23,466
Auckland International Airport Ltd.	NZ	4,393	7,462
Brisa Auto-estradas de Portugal SA	PT	862	6,012
Fraport AG	DE	176	11,091
Groupe Eurotunnel SA	FR	2,286	20,100
Kamigumi Co., Ltd.	JP	1,000	8,400
Koninklijke Vopak NV	NL	337	15,919
MAP Group	AU	1,783	5,453
Mitsubishi Logistics Corp.	JP	1,000	13,327
Transurban Group	AU	6,212	32,531

			180,430

WATER UTILITIES – 0.0% +
Severn Trent PLC	GB	1,135	26,154

WIRELESS TELECOMMUNICATION SERVICES – 1.9%
Cellcom Israel Ltd.	IL	237	7,694
KDDI Corp.	JP	14	80,872
Millicom International Cellular SA	LU	364	34,962
Mobistar SA	BE	129	8,362

	Country Code**	Shares	Value

NTT DoCoMo, Inc.	JP	73	$127,496
Partner Communications Company Ltd.	IL	408	8,278
Softbank Corp.	JP	3,900	135,028
StarHub Ltd.	SG	3,000	6,148
Vodafone Group PLC	GB	252,593	652,950

			1,061,790

Total Common Stocks (Cost $50,678,065)			52,642,805

PREFERRED STOCKS – 0.5%
AUTOMOBILES – 0.3%
Bayerische Motoren Werke AG	DE	250	12,862
Porsche Automobil Holding SE	DE	419	33,404
Volkswagen AG	DE	815	132,215

			178,481

HEALTH CARE PROVIDERS & SERVICES – 0.1%
Fresenius SE	DE	386	33,048

HOUSEHOLD PRODUCTS – 0.1%
Henkel AG & Co. KGaA	DE	853	53,044

MEDIA – 0.0% +
ProSiebenSat.1 Media AG	DE	367	11,034

MULTI-UTILITIES – 0.0%+
RWE AG	DE	187	11,992

Total Preferred Stocks (Cost $273,947)			287,599

SHORT TERM INVESTMENTS – 2.2%
MUTUAL FUNDS – 2.2%
State Street Institutional U.S. Government Money Market Fund (Cost $1,184,300)		1,184,300	1,184,300

TOTAL INVESTMENTS – 98.6%
(Cost $52,136,312)			54,114,704
Other assets less liabilities – 1.4%			775,100

NET ASSETS – 100.0%			$54,889,804

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

ADR	American Depositary Receipt
PPS	Price Protected Share
REIT	Real Estate Investment Trust

AT	Austria
AU	Australia
BE	Belgium
BM	Bermuda
CH	Switzerland
CY	Cyprus
DE	Germany
DK	Denmark
ES	Spain
FI	Finland
FR	France
GB	Great Britain
GG	Guernsey
GR	Greece
HK	Hong Kong
IE	Ireland
IL	Israel
IM	Isle of Man
IT	Italy
JE	Jersey
JP	Japan
KY	Cayman Islands
LU	Luxembourg
MU	Mauritius
NL	Netherlands
NO	Norway
NZ	New Zealand
PT	Portugal
SE	Sweden
SG	Singapore

Distribution of investments by country of issuer, as a percentage of net assets, is as follows. Figures may not total to 100% due to the exclusion of the Fund’s other assets and liabilities. (Unaudited)

Great Britain	20.7%
Japan	20.4
Australia	8.7
France	8.5
Germany	7.7
Switzerland	7.6
Sweden	3.2
Spain	3.1
Italy	2.7
Netherlands	2.6
Hong Kong	2.4
United States	2.3
Other (individually less than 2%)	8.7

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	At the period end, cash of $145,000 has been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Long	DJ Euro Stoxx 50 Index March Futures	3/18/11	5	190,381	186,681	(3,700)
Long	FTSE 100 Index March Futures	3/18/11	2	181,834	183,756	1,922
Long	MSCI EAFE E-Mini Index March Futures	3/18/11	16	1,312,939	1,328,800	15,861
Long	Topix Index March Futures	3/11/11	1	108,565	110,358	1,793

Net unrealized appreciation						15,876

See Notes to Financial Statements.

SC BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

(2)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$9,320	$52,633,485	$—	$52,642,805
Preferred Stocks (b)	—	287,599	—	287,599
Short Term Investments
Mutual Funds	1,184,300	—	—	1,184,300

Total Investments	1,193,620	52,921,084	—	54,114,704

Financial Derivative Instruments
Futures Contracts	19,576	—	—	19,576

Total Financial Derivative Instruments	$19,576	$—	$—	$19,576

Liabilities
Financial Derivative Instruments
Futures Contracts	$(3,700)	$—	$—	$(3,700)

Total Financial Derivative Instruments	$(3,700)	$—	$—	$(3,700)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations of Level 2 Securities. The Level 1 security is within the Airlines industry in the Portfolio of Investments.
(b)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC BLACKROCK LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.4%
AEROSPACE & DEFENSE – 2.6%
General Dynamics Corp.		3,446	$244,528
Goodrich Corp.		1,169	102,954
Honeywell International, Inc.		7,090	376,904
ITT Corp.		1,627	84,783
L-3 Communications Holdings, Inc.		1,015	71,547
Lockheed Martin Corp.		2,709	189,386
Northrop Grumman Corp.		2,688	174,129
Precision Castparts Corp.		1,313	182,783
Raytheon Co.		3,318	153,756
Rockwell Collins, Inc.		1,394	81,215
The Boeing Co.		6,666	435,023
United Technologies Corp.		8,389	660,382

			2,757,390

AIR FREIGHT & LOGISTICS – 1.1%
C.H. Robinson Worldwide, Inc.		1,535	123,091
Expeditors International of Washington, Inc.		1,970	107,562
FedEx Corp.		2,866	266,567
United Parcel Services, Inc., Class B		8,984	652,059

			1,149,279

AIRLINES – 0.1%
Southwest Airlines Co.		6,617	85,889

AUTO COMPONENTS – 0.2%
Johnson Controls, Inc.		6,159	235,274
The Goodyear Tire & Rubber Co.*		2,155	25,537

			260,811

AUTOMOBILES – 0.6%
Ford Motor Co.*		34,038	571,498
Harley-Davidson, Inc.		2,089	72,426

			643,924

BEVERAGES – 2.5%
Brown-Forman Corp., Class B		921	64,120

	Country Code**	Shares	Value

Coca-Cola Enterprises, Inc.		3,056	$76,492
Constellation Brands, Inc., Class A*		1,572	34,820
Dr Pepper Snapple Group, Inc.		2,119	74,504
Molson Coors Brewing Co., Class B		1,402	70,366
PepsiCo, Inc.		14,395	940,425
The Coca-Cola Co.		21,089	1,387,024

			2,647,751

BIOTECHNOLOGY – 1.3%
Amgen, Inc.*		8,584	471,262
Biogen Idec, Inc.*		2,181	146,236
Celgene Corp.*		4,293	253,888
Cephalon, Inc.*		667	41,167
Genzyme Corp.*		2,392	170,310
Gilead Sciences, Inc.*		7,387	267,705

			1,350,568

BUILDING PRODUCTS – 0.0% +
Masco Corp.		3,180	40,259

CAPITAL MARKETS – 2.5%
Ameriprise Financial, Inc.		2,280	131,214
Bank of New York Mellon Corp.		11,274	340,475
E*TRADE Financial Corp.*		1,762	28,192
Federated Investors, Inc., Class B		814	21,303
Franklin Resources, Inc.		1,343	149,355
Invesco, Ltd.	BM	4,152	99,897
Janus Capital Group, Inc.		1,629	21,128
Legg Mason, Inc.		1,370	49,690
Morgan Stanley		13,749	374,110
Northern Trust Corp.		2,239	124,063
State Street Corp.		4,565	211,542
T Rowe Price Group, Inc.		2,354	151,927
The Charles Schwab Corp.		9,085	155,444
The Goldman Sachs Group, Inc.		4,645	781,103

			2,639,443

See Notes to Financial Statements.

SC BLACKROCK LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

CHEMICALS – 2.1%
Air Products & Chemicals, Inc.		1,976	$179,717
Airgas, Inc.		661	41,286
CF Industries Holdings, Inc.		631	85,280
E.I. du Pont de Nemours & Co.		8,295	413,755
Eastman Chemical Co.		641	53,895
Ecolab, Inc.		2,069	104,319
FMC Corp.		643	51,369
International Flavors & Fragrances, Inc.		708	39,358
Monsanto Co.		4,875	339,495
PPG Industries, Inc.		1,501	126,189
Praxair, Inc.		2,792	266,552
Sigma-Aldrich Corp.		1,076	71,618
The Dow Chemical Co.		10,548	360,109
The Sherwin-Williams Co.		801	67,084

			2,200,026

COMMERCIAL BANKS – 2.9%
BB&T Corp.		6,337	166,600
Comerica, Inc.		1,564	66,063
Fifth Third Bancorp		7,424	108,984
First Horizon National Corp.*		2,101	24,755
Huntington Bancshares, Inc.		7,835	53,826
Keycorp		7,808	69,101
M&T Bank Corp.		1,118	97,322
Marshall & Ilsley Corp.		4,680	32,386
PNC Financial Services Group, Inc.		4,785	290,545
Regions Financial Corp.		11,141	77,987
Suntrust Banks, Inc.		4,629	136,602
U.S. Bancorp		17,430	470,087
Wells Fargo & Co.		47,670	1,477,293
Zions Bancorporation		1,629	39,471

			3,111,022

COMMERCIAL SERVICES & SUPPLIES – 0.5%
Avery Dennison Corp.		975	41,282
Cintas Corp.		1,091	30,504
Iron Mountain, Inc.		1,787	44,693
Pitney Bowes, Inc.		1,833	44,322
R.R. Donnelley & Sons Co.		1,830	31,970

	Country Code**	Shares	Value

Republic Services, Inc.		2,718	$81,159
Stericycle, Inc.*		757	61,256
Waste Management, Inc.		4,373	161,233

			496,419

COMMUNICATIONS EQUIPMENT – 2.2%
Cisco Systems, Inc.*		50,344	1,018,459
F5 Networks, Inc.*		727	94,626
Harris Corp.		1,145	51,868
JDS Uniphase Corp.*		1,966	28,468
Juniper Networks, Inc.*		4,823	178,065
Motorola, Inc.*		21,596	195,876
QUALCOMM, Inc.		14,695	727,256
Tellabs, Inc.		3,383	22,937

			2,317,555

COMPUTERS & PERIPHERALS – 4.3%
Apple, Inc.*		8,331	2,687,247
Dell, Inc.*		15,383	208,440
EMC Corp.*		18,722	428,734
Hewlett-Packard Co.		20,599	867,218
Lexmark International, Inc., Class A*		697	24,269
NetApp, Inc.*		3,330	183,017
QLogic Corp.*		969	16,492
SanDisk Corp.*		2,108	105,105
Western Digital Corp.*		2,034	68,953

			4,589,475

CONSTRUCTION & ENGINEERING – 0.2%
Fluor Corp.		1,666	110,389
Jacobs Engineering Group, Inc.*		1,115	51,123
Quanta Services, Inc.*		1,871	37,270

			198,782

CONSTRUCTION MATERIALS – 0.0% +
Vulcan Materials Co.		1,138	50,482

CONSUMER FINANCE – 0.7%
American Express Co.		9,516	408,426
Capital One Financial Corp.		4,175	177,688
Discover Financial Services		5,096	94,429
SLM Corp.*		4,308	54,238

			734,781

See Notes to Financial Statements.

SC BLACKROCK LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

CONTAINERS & PACKAGING – 0.2%
Ball Corp.		772	$52,534
Bemis Co.		968	31,615
Owens-Ilinois, Inc.*		1,451	44,546
Sealed Air Corp.		1,416	36,037

			164,732

DISTRIBUTORS – 0.1%
Genuine Parts Co.		1,398	71,773

DIVERSIFIED CONSUMER SERVICES – 0.1%
Apollo Group Inc., Class A*		1,125	44,426
DeVry, Inc.		558	26,773
H&R Block, Inc.		2,737	32,598

			103,797

DIVERSIFIED FINANCIAL SERVICES – 4.2%
Bank of America Corp.		91,599	1,221,931
Citigroup, Inc.*		263,846	1,247,991
CME Group, Inc.		612	196,911
IntercontinentalExchange, Inc.*		657	78,281
JP Morgan Chase & Co.		35,503	1,506,037
Leucadia National Corp.		1,748	51,007
Moody’s Corp.		1,808	47,984
Nasdaq Stock Market, Inc.*		1,277	30,278
NYSE Euronext		2,311	69,284

			4,449,704

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.7%
AT&T, Inc.		53,674	1,576,942
CenturyLink, Inc.		2,722	125,675
Frontier Communications Corp.		8,799	85,614
Qwest Communications International, Inc.		16,097	122,498
Verizon Communications, Inc.		25,676	918,687
Windstream Corp.		4,286	59,747

			2,889,163

ELECTRIC UTILITIES – 1.7%
Allegheny Energy, Inc.		1,505	36,481
American Electric Power Co., Inc.		4,392	158,024

	Country Code**	Shares	Value

Duke Energy Corp.		12,134	$216,107
Edison International		3,021	116,611
Entergy Corp.		1,657	117,365
Exelon Corp.		6,036	251,339
FirstEnergy Corp.		2,843	105,248
NextEra Energy, Inc.		3,787	196,886
Northeast Utilities		1,563	49,828
Pepco Holdings, Inc.		1,986	36,244
Pinnacle West Capital Corp.		964	39,958
PPL Corp.		4,477	117,835
Progress Energy, Inc.		2,710	117,831
Southern Co.		7,627	291,580

			1,851,337

ELECTRICAL EQUIPMENT – 0.5%
Emerson Electric Co.		6,839	390,986
Rockwell Automation, Inc.		1,258	90,211
Roper Industries, Inc.		835	63,819

			545,016

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.4%
Amphenol Corp., Class A		1,636	86,348
Corning, Inc.		14,237	275,059
Flir Systems, Inc.*		1,403	41,740
Jabil Circuit, Inc.		1,736	34,876
Molex, Inc.		1,221	27,741

			465,764

ENERGY EQUIPMENT & SERVICES – 2.1%
Baker Hughes, Inc.		3,922	224,221
Cameron International Corp.*		2,249	114,092
Diamond Offshore Drilling, Inc.		617	41,259
FMC Technologies, Inc.*		1,064	94,600
Halliburton Co.		8,266	337,501
Helmerich & Payne, Inc.		939	45,523
Nabors Industries, Ltd.*	BM	2,530	59,354
National-Oilwell Varco, Inc.		3,832	257,702
Rowan Cos., Inc.*		1,153	40,251
Schlumberger, Ltd.	AN	12,393	1,034,815

			2,249,318

See Notes to Financial Statements.

SC BLACKROCK LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FOOD & STAPLES RETAILING – 2.3%
Costco Wholesale Corp.		3,930	$283,785
CVS Caremark Corp.		12,347	429,305
Kroger Co.		5,695	127,340
Safeway, Inc.		3,506	78,850
SUPERVALU, Inc.		1,882	18,124
Sysco Corp.		5,390	158,466
Wal-Mart Stores, Inc.		17,794	959,630
Walgreen Co.		8,414	327,810
Whole Foods Market, Inc.*		1,296	65,565

			2,448,875

FOOD PRODUCTS – 1.7%
Archer-Daniels-Midland Co.		5,836	175,547
Campbell Soup Co.		1,717	59,666
ConAgra Foods, Inc.		3,900	88,062
Dean Foods Co.*		1,616	14,285
General Mills, Inc.		5,834	207,632
H.J. Heinz Co.		2,875	142,197
Hormel Foods Corp.		614	31,474
Kellogg Co.		2,341	119,578
Kraft Foods, Inc., Class A		15,871	500,095
McCormick & Co., Inc.		1,182	54,998
Mead Johnson Nutrition Co., Class A		1,895	117,964
Sara Lee Corp.		5,937	103,957
The Hershey Co.		1,370	64,596
The J. M. Smucker Co.		1,060	69,589
Tyson Foods, Inc., Class A		2,645	45,547

			1,795,187

GAS UTILITIES – 0.1%
Nicor, Inc.		404	20,168
ONEOK, Inc.		944	52,363

			72,531

HEALTH CARE EQUIPMENT & SUPPLIES – 1.6%
Bard (C.R.), Inc.		831	76,261
Baxter International, Inc.		5,297	268,134
Becton, Dickinson & Co.		2,118	179,013
Boston Scientific Corp.*		14,148	107,100
CareFusion Corp.*		1,972	50,681

	Country Code**	Shares	Value

Dentsply International, Inc.		1,267	$43,293
Intuitive Surgical, Inc.*		349	89,955
Medtronic, Inc.		9,814	364,001
St. Jude Medical, Inc.*		3,076	131,499
Stryker Corp.		3,120	167,544
Varian Medical Systems, Inc.*		1,117	77,386
Zimmer Holdings, Inc.*		1,833	98,396

			1,653,263

HEALTH CARE PROVIDERS & SERVICES – 1.9%
Aetna, Inc.		3,702	112,948
AmerisourceBergen Corp.		2,473	84,379
Cardinal Health, Inc.		3,115	119,336
CIGNA Corp.		2,414	88,497
Coventry Health Care, Inc.*		1,316	34,742
DaVita, Inc.*		910	63,236
Express Scripts, Inc.*		4,811	260,034
Humana, Inc.*		1,501	82,165
Laboratory Corp. of America Holdings*		912	80,183
McKesson Corp.		2,319	163,211
Medco Health Solutions, Inc.*		3,847	235,706
Patterson Cos., Inc.		858	26,280
Quest Diagnostics, Inc.		1,334	71,996
Tenet Healthcare Corp.*		4,304	28,794
UnitedHealth Group, Inc.		9,972	360,089
WellPoint, Inc.*		3,579	203,502

			2,015,098

HEALTH CARE TECHNOLOGY – 0.1%
Cerner Corp.*		629	59,591

HOTELS, RESTAURANTS & LEISURE – 1.7%
Carnival Corp.	PA	3,974	183,241
Darden Restaurants, Inc.		1,228	57,028
International Game Technology		2,644	46,772
Marriott International, Inc., Class A		2,664	110,662
McDonald’s Corp.		9,597	736,666
Starbucks Corp.		6,783	217,938
Starwood Hotels & Resorts Worldwide, Inc.		1,770	107,581

See Notes to Financial Statements.

SC BLACKROCK LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Wyndham Worldwide Corp.		1,585	$47,487
Wynn Resorts, Ltd.		668	69,365
Yum! Brands, Inc.		4,292	210,523

			1,787,263

HOUSEHOLD DURABLES – 0.4%
D.R. Horton, Inc.		2,485	29,646
Fortune Brands, Inc.		1,351	81,398
Harman International Industries, Inc.*		617	28,567
Leggett & Platt, Inc.		1,299	29,565
Lennar Corp., Class A		1,411	26,456
Newell Rubbermaid, Inc.		2,528	45,959
Pulte Homes, Inc.*		2,988	22,470
Stanley Black & Decker, Inc.		1,550	103,649
Whirlpool Corp.		674	59,871

			427,581

HOUSEHOLD PRODUCTS – 2.2%
Clorox Co.		1,232	77,961
Colgate-Palmolive Co.		4,387	352,583
Kimberly-Clark Corp.		3,712	234,005
The Procter & Gamble Co.		25,422	1,635,397

			2,299,946

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
AES Corp.*		5,916	72,057
Constellation Energy Group		1,791	54,858
NRG Energy, Inc.*		2,246	43,887

			170,802

INDUSTRIAL CONGLOMERATES – 2.4%
3m Co.		6,495	560,519
General Electric Co.		96,763	1,769,795
Textron, Inc.		2,432	57,493
Tyco International Ltd.	CH	4,453	184,532

			2,572,339

INSURANCE – 3.8%
ACE, Ltd.	CH	3,088	192,228
Aflac, Inc.		4,305	242,931
American International Group, Inc.*		1,266	72,947
Aon Corp.		2,960	136,190

	Country Code**	Shares	Value

Assurant, Inc.		945	$36,401
Berkshire Hathaway, Inc., Class B*		15,716	1,259,009
Cincinnati Financial Corp.		1,443	45,729
Genworth Financial Inc., Class A*		4,341	57,041
Lincoln National Corp.		2,810	78,146
Loews Corp.		2,820	109,726
Marsh & McLennan Cos., Inc.		4,999	136,673
MetLife, Inc.		8,236	366,008
Prudential Financial, Inc.		4,427	259,909
The Allstate Corp.		4,934	157,296
The Chubb Corp.		2,790	166,396
The Hartford Financial Services Group, Inc.		4,135	109,536
The Principal Financial Group, Inc.		2,841	92,503
The Progressive Corp.		5,922	117,670
Torchmark Corp.		717	42,833
Travelers Cos., Inc.		4,169	232,255
Unum Group		2,993	72,490
XL Group PLC	IE	3,034	66,202

			4,050,119

INTERNET & CATALOG RETAIL – 0.8%
Amazon.com, Inc.*		3,221	579,780
Expedia, Inc.		1,762	44,208
Netflix, Inc.*		391	68,699
Priceline.com, Inc.*		452	180,597

			873,284

INTERNET SOFTWARE & SERVICES – 1.9%
Akamai Technologies, Inc.*		1,711	80,503
eBay, Inc.*		10,428	290,211
Google, Inc., Class A*		2,266	1,345,936
Monster Worldwide, Inc.*		1,152	27,222
VeriSign, Inc.		1,545	50,475
Yahoo!, Inc.*		11,854	197,132

			1,991,479

IT SERVICES – 2.9%
Automatic Data Processing, Inc.		4,520	209,186
Cognizant Technology Solutions Corp., Class A*		2,788	204,333

See Notes to Financial Statements.

SC BLACKROCK LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Computer Sciences Corp.		1,369	$67,902
Fidelity National Information Services, Inc.		2,339	64,065
Fiserv, Inc.*		1,331	77,943
International Business Machines Corp.		11,283	1,655,893
Mastercard, Inc., Class A		882	197,665
Paychex, Inc.		2,854	88,217
SAIC, Inc.*		2,605	41,315
Teradata Corp.*		1,484	61,082
The Western Union Co.		5,855	108,727
Total System Services, Inc.		1,471	22,624
Visa, Inc., Class A		4,429	311,713

			3,110,665

LEISURE EQUIPMENT & PRODUCTS – 0.1%
Hasbro, Inc.		1,294	61,051
Mattel, Inc.		3,191	81,147

			142,198

LIFE SCIENCES TOOLS & SERVICES – 0.5%
Agilent Technologies, Inc.*		3,198	132,493
Life Technologies Corp.*		1,680	93,240
PerkinElmer, Inc.		1,046	27,008
Thermo Fisher Scientific, Inc.*		3,614	200,071
Waters Corp.*		816	63,411

			516,223

MACHINERY – 2.2%
Caterpillar, Inc.		5,766	540,044
Cummins, Inc.		1,810	199,118
Danaher Corp.		4,903	231,274
Deere & Co.		3,852	319,909
Dover Corp.		1,743	101,878
Eaton Corp.		1,508	153,077
Flowserve Corp.		496	59,133
Illinois Tool Works, Inc.		4,509	240,781
Ingersoll-Rand PLC	IE	2,906	136,843
PACCAR, Inc.		3,321	190,692
Pall Corp.		1,035	51,315
Parker Hannifin Corp.		1,489	128,501

	Country Code**	Shares	Value

Snap-On, Inc.		515	$29,139

			2,381,704

MEDIA – 3.0%
Cablevision Systems Corp., Class A		2,166	73,297
CBS Corp., Class B		6,316	120,320
Comcast Corp., Class A		25,349	556,918
DIRECTV, Class A*		7,578	302,590
Discovery Communications, Inc., Class A*		2,644	110,255
Gannett Co., Inc.		2,116	31,930
Meredith Corp.		322	11,157
News Corp., Class A		20,757	302,222
Omnicom Group, Inc.		2,782	127,416
Scripps Networks Interactive, Inc., Class A		797	41,245
The Interpublic Group of Cos., Inc.*		4,336	46,048
The McGraw-Hill Cos., Inc.		2,742	99,836
The Walt Disney Co.		17,202	645,247
The Washington Post Co., Class B		49	21,535
Time Warner Cable, Inc.		3,235	213,607
Time Warner, Inc.		10,082	324,338
Viacom, Inc.		5,524	218,806

			3,246,767

METALS & MINING – 1.2%
AK Steel Holding Corp.		976	15,977
Alcoa, Inc.		9,404	144,728
Allegheny Technologies, Inc.		874	48,227
Cliffs Natural Resources, Inc.		1,202	93,768
Freeport-McMoRan Copper & Gold, Inc.		4,278	513,745
Newmont Mining Corp.		4,491	275,882
Nucor Corp.		2,912	127,604
Titanium Metals Corp.*		799	13,727
United States Steel Corp.		1,273	74,369

			1,308,027

MULTI-LINE RETAIL – 0.8%
Big Lots, Inc.*		670	20,408

See Notes to Financial Statements.

SC BLACKROCK LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Family Dollar Stores, Inc.		1,117	$55,526
J.C. Penney Co., Inc.		2,097	67,754
Kohl’s Corp.*		2,825	153,510
Macy’s, Inc.		3,944	99,783
Nordstrom, Inc.		1,497	63,443
Sears Holdings Corp.*		393	28,984
Target Corp.		6,435	386,937

			876,345

MULTI-UTILITIES – 1.3%
Ameren Corp.		2,122	59,819
Centerpoint Energy, Inc.		3,741	58,809
CMS Energy Corp.		2,170	40,362
Consolidated Edison, Inc.		2,607	129,229
Dominion Resources, Inc.		5,278	225,476
DTE Energy Co.		1,497	67,844
Integrys Energy Group, Inc.		685	33,229
NiSource, Inc.		2,466	43,451
PG&E Corp.		3,617	173,037
Public Service Enterprise Group, Inc.		4,645	147,757
SCANA Corp.		1,000	40,600
Sempra Energy		2,199	115,404
TECO Energy, Inc.		1,904	33,891
Wisconsin Energy Corp.		1,037	61,038
Xcel Energy, Inc.		4,289	101,006

			1,330,952

OFFICE ELECTRONICS – 0.1%
Xerox Corp.		12,692	146,212

OIL, GAS & CONSUMABLE FUELS – 9.6%
Anadarko Petroleum Corp.		4,505	343,101
Apache Corp.		3,473	414,086
Cabot Oil & Gas Corp.		924	34,973
Chesapeake Energy Corp.		6,017	155,900
Chevron Corp.		18,277	1,667,776
ConocoPhillips		13,345	908,794
Consol Energy, Inc.		2,003	97,626
Denbury Resources, Inc.*		3,542	67,617
Devon Energy Corp.		3,927	308,309
El Paso Corp.		6,245	85,931

	Country Code**	Shares	Value

EOG Resources, Inc.		2,328	$212,802
EQT Corp.		1,323	59,323
Exxon Mobil Corp.		45,791	3,348,238
Hess Corp.		2,753	210,715
Marathon Oil Corp.		6,455	239,029
Massey Energy Co.		906	48,607
Murphy Oil Corp.		1,772	132,103
Newfield Exploration Co.*		1,206	86,965
Noble Energy, Inc.		1,611	138,675
Occidental Petroleum Corp.		7,382	724,174
Peabody Energy Corp.		2,471	158,094
Pioneer Natural Resources Co.		1,029	89,338
QEP Resources, Inc.		1,554	56,426
Range Resources Corp.		1,420	63,872
Southwestern Energy Co.*		3,211	120,188
Spectra Energy Corp.		5,953	148,765
Sunoco, Inc.		1,070	43,132
Tesoro Corp.*		1,266	23,472
The Williams Cos., Inc.		5,398	133,438
Valero Energy Corp.		5,258	121,565

			10,243,034

PAPER & FOREST PRODUCTS – 0.1%
International Paper Co.		4,074	110,976
MeadWestvaco Corp.		1,515	39,632

			150,608

PERSONAL PRODUCTS – 0.2%
Avon Products, Inc.		3,979	115,630
The Estee Lauder Cos., Inc., Class A		1,013	81,749

			197,379

PHARMACEUTICALS – 5.4%
Abbott Laboratories		14,042	672,752
Allergan, Inc.		2,799	192,207
Bristol-Myers Squibb Co.		15,554	411,870
Eli Lilly & Co.		9,223	323,174
Forest Laboratories, Inc.*		2,533	81,005
Hospira, Inc.*		1,484	82,644
Johnson & Johnson		24,941	1,542,601
King Pharmaceuticals, Inc.*		2,215	31,121
Merck & Co., Inc.		27,983	1,008,507

See Notes to Financial Statements.

SC BLACKROCK LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Mylan, Inc.*		3,857	$81,499
Pfizer, Inc.		72,749	1,273,835
Watson Pharmaceuticals, Inc.*		1,108	57,228

			5,758,443

PROFESSIONAL SERVICES – 0.1%
Equifax, Inc.		1,109	39,480
Robert Half International, Inc.		1,309	40,056
The Dun & Bradstreet Corp.		444	36,448

			115,984

REAL ESTATE INVESTMENT TRUSTS – 1.4%
Apartment Investment & Management Co.		1,038	26,822
AvalonBay Communities, Inc.		755	84,975
Boston Properties, Inc.		1,297	111,672
Equity Residential		2,616	135,901
HCP, Inc.		3,307	121,665
Health Care REIT, Inc.		1,314	62,599
Host Hotels & Resorts, Inc.		5,989	107,023
Kimco Realty Corp.		3,600	64,944
Plum Creek Timber Co., Inc.		1,433	53,666
ProLogis		5,139	74,207
Public Storage		1,289	130,730
Simon Property Group, Inc.		2,671	265,738
Ventas, Inc.		1,393	73,105
Vornado Realty Trust		1,502	125,162
Weyerhaeuser Co.		4,751	89,936

			1,528,145

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
CB Richard Ellis Group, Inc., Class A*		2,569	52,613

ROAD & RAIL – 0.8%
CSX Corp.		3,402	219,803
Norfolk Southern Corp.		3,304	207,557
Ryder System, Inc.		465	24,478
Union Pacific Corp.		4,481	415,210

			867,048

	Country Code**	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.4%
Advanced Micro Devices, Inc.*		5,026	$41,113
Altera Corp.		2,810	99,980
Analog Devices, Inc.		2,779	104,685
Applied Materials, Inc.		12,225	171,761
Broadcom Corp., Class A		4,190	182,475
First Solar, Inc.*		478	62,207
Intel Corp.		50,663	1,065,443
Kla-Tencor Corp.		1,489	57,535
Linear Technology Corp.		1,991	68,869
LSI Corp.*		5,322	31,879
MEMC Electronic Materials, Inc.*		2,017	22,711
Microchip Technology, Inc.		1,649	56,412
Micron Technology, Inc.*		7,584	60,824
National Semiconductor Corp.		2,125	29,240
Novellus Systems, Inc.*		815	26,341
NVIDIA Corp.*		5,243	80,742
Teradyne, Inc.*		1,609	22,590
Texas Instruments, Inc.		10,671	346,807
Xilinx, Inc.		2,296	66,538

			2,598,152

SOFTWARE – 3.9%
Adobe Systems, Inc.*		4,659	143,404
Autodesk, Inc.*		2,016	77,011
BMC Software, Inc.*		1,584	74,670
CA, Inc.		3,433	83,903
Citrix Systems, Inc.*		1,731	118,418
Compuware Corp.*		1,980	23,107
Electronic Arts, Inc.*		2,930	47,993
Intuit, Inc.*		2,508	123,644
McAfee, Inc.*		1,394	64,556
Microsoft Corp.		68,374	1,909,002
Novell, Inc.*		3,116	18,447
Oracle Corp.		35,158	1,100,445
Red Hat, Inc.*		1,717	78,381
Salesforce.com, Inc.*		1,060	139,920
Symantec Corp.*		7,144	119,591

			4,122,492

See Notes to Financial Statements.

SC BLACKROCK LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

SPECIALTY RETAIL – 1.9%
Abercrombie & Fitch Co., Class A		783	$45,124
Autonation, Inc.*		558	15,736
AutoZone, Inc.*		241	65,694
Bed Bath & Beyond, Inc.*		2,391	117,518
Best Buy Co., Inc.		3,070	105,270
CarMax, Inc.*		1,985	63,282
GameStop Corp., Class A*		1,334	30,522
Limited Brands, Inc.		2,348	72,154
Lowe’s Cos., Inc.		12,543	314,578
O’Reilly Automotive, Inc.*		1,311	79,211
RadioShack Corp.		1,010	18,675
Ross Stores, Inc.		1,068	67,551
Staples, Inc.		6,476	147,459
The Gap, Inc.		3,898	86,302
The Home Depot, Inc.		14,889	522,008
Tiffany & Co.		1,120	69,742
TJX Cos., Inc.		3,616	160,514
Urban Outfitters, Inc.*		1,142	40,895

			2,022,235

TEXTILES, APPAREL & LUXURY GOODS – 0.5%
Coach, Inc.		2,725	150,720
Nike, Inc., Class B		3,475	296,834
Polo Ralph Lauren Corp.		578	64,112
VF Corp.		766	66,014

			577,680

THRIFT & MORTGAGE FINANCE – 0.1%
Hudson City Bancorp, Inc.		4,671	59,508
People’s United Financial, Inc.		3,290	46,093

			105,601

Country Code**	Shares	Value

TOBACCO – 1.5%
Altria Group, Inc.	18,970	$467,041
Lorillard, Inc.	1,381	113,325
Philip Morris International, Inc.	16,480	964,574
Reynolds American, Inc.	3,156	102,949

		1,647,889

TRADING COMPANIES & DISTRIBUTORS – 0.1%
Fastenal Co.	1,308	78,362
W.W. Grainger, Inc.	546	75,408

		153,770

WIRELESS TELECOMMUNICATION SERVICES – 0.3%
American Tower Corp., Class A*	3,659	188,951
MetroPCS Communications, Inc.*	2,323	29,339
Sprint Nextel Corp.*	27,673	117,057

		335,347

Total Common Stocks (Cost $97,692,161)		103,817,331

SHORT TERM INVESTMENTS – 2.1%
MUTUAL FUNDS – 2.1%
State Street Institutional Treasury Plus Money Market Fund (Cost $2,279,251)	2,279,251	2,279,251

TOTAL INVESTMENTS – 99.5%
(Cost $99,971,412)		106,096,582
Other assets less liabilities – 0.5%		479,836

NET ASSETS – 100.0%		$106,576,418

REIT	Real Estate Investment Trust

AN	Netherlands Antilles
BM	Bermuda
CH	Switzerland
IE	Ireland
PA	Panama

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.

See Notes to Financial Statements.

SC BLACKROCK LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

(1)	At the period end, cash of $368,000 has been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation ($)
Long	S&P 500 E-Mini Index March Futures	3/18/11	44	2,701,834	2,756,600	54,766

(2)	Fair Value Measurements

All investments and financial derivative instruments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.2%
AEROSPACE & DEFENSE – 1.8%
AAR Corp.*		5,781	$158,804
AeroVironment, Inc.*		2,676	71,797
American Science & Engineering, Inc.		1,371	116,850
Applied Signal Technology, Inc.		2,049	77,637
Astronics Corp.*		1,701	35,721
Ceradyne, Inc.*		3,796	119,688
Cubic Corp.		2,247	105,946
Curtiss-Wright Corp.		6,730	223,436
DigitalGlobe, Inc.*		3,903	123,764
Ducommun, Inc.		2,147	46,762
Esterline Technologies Corp.*		4,367	299,532
GenCorp, Inc.*		9,975	51,571
Geoeye, Inc.*		3,441	145,864
Heico Corp.		4,331	221,011
Herley Industries, Inc.*		2,744	47,526
Hexcel Corp.*		14,297	258,633
Kratos Defense & Security Solutions, Inc.*		3,989	52,535
Ladish Co., Inc.*		2,394	116,372
Moog, Inc.*		6,351	252,770
National Presto Industries, Inc.		704	91,527
Orbital Sciences Corp.*		8,498	145,571
Taser International, Inc.*		11,898	55,921
Teledyne Technologies, Inc.*		5,265	231,502
Triumph Group, Inc.		2,355	210,560

			3,261,300

AIR FREIGHT & LOGISTICS – 0.4%
Air Transport Services Group, Inc.*		8,490	67,071
Atlas Air Worldwide Holdings, Inc.*		3,870	216,062
Dynamex, Inc.*		1,781	44,098
Forward Air Corp.		4,317	122,516
HUB Group, Inc.*		5,656	198,752
Pacer International, Inc.*		7,500	51,300

			699,799

AIRLINES – 0.7%
AirTran Holdings, Inc.*		20,412	150,845
Alaska Air Group, Inc.*		5,225	296,205

	Country Code**	Shares	Value

Allegiant Travel Co.		2,326	$114,532
Hawaiian Holdings, Inc.*		8,583	67,291
JetBlue Airways Corp.*		36,732	242,799
Republic Airways Holdings, Inc.*		7,247	53,048
SkyWest, Inc.		8,702	135,925
US Airways Group, Inc.*		23,997	240,210

			1,300,855

AUTO COMPONENTS – 1.0%
American Axle & Manufacturing Holdings, Inc.*		9,273	119,251
Amerigon, Inc.*		3,767	40,985
Cooper Tire & Rubber Co.		9,160	215,993
Dana Holding Corp.*		20,800	357,968
Dorman Products, Inc.*		1,739	63,021
Drew Industries, Inc.		3,037	69,001
Exide Technologies*		11,660	109,721
Fuel Systems Solutions, Inc.*		2,458	72,216
Modine Manufacturing Co.*		7,372	114,266
Spartan Motors, Inc.		6,660	40,559
Standard Motor Products, Inc.		3,254	44,580
Stoneridge, Inc.*		2,519	39,775
Superior Industries International, Inc.		3,937	83,543
Tenneco, Inc.*		8,841	363,895

			1,734,774

AUTOMOBILES – 0.0%+
Winnebago Industries, Inc.*		4,783	72,702

BEVERAGES – 0.1%
Boston Beer Co., Inc.*		1,242	118,102
Coca-Cola Bottling Co. Consolidated		754	41,907
Heckmann Corp.*		15,144	76,174

			236,183

BIOTECHNOLOGY – 3.2%
Acorda Therapeutics, Inc.*		5,814	158,490
Alkermes, Inc.*		14,345	176,157

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Allos Therapeutics, Inc.*		13,547	$62,452
Alnylam Pharmaceuticals, Inc.*		6,032	59,476
AMAG Pharmaceuticals, Inc.*		3,659	66,228
Arena Pharmaceuticals, Inc.*		23,093	39,720
Ariad Pharmaceuticals, Inc.*		19,901	101,495
ArQule, Inc.*		7,290	42,792
Array Biopharma, Inc.*		10,267	30,698
Aveo Pharmaceuticals, Inc.*		1,890	27,632
AVI Biopharma, Inc.*		19,363	41,050
BioCryst Pharmaceuticals, Inc.*		6,077	31,418
Celera Corp.*		13,315	83,885
Celldex Therapeutics, Inc.*		7,135	29,396
Cepheid, Inc.*		8,994	204,614
Chelsea Therapeutics International, Ltd.*		6,866	51,495
Clinical Data, Inc.*		2,529	40,236
Codexis, Inc.*		1,112	11,787
Cubist Pharmaceuticals, Inc.*		8,600	184,040
Cytori Therapeutics, Inc.*		7,625	39,574
Dyax Corp.*		17,978	38,473
Dynavax Technologies Corp.*		15,048	48,154
Emergent Biosolutions, Inc.*		3,093	72,562
Enzon Pharmaceuticals, Inc.*		7,629	92,845
Exact Sciences Corp.*		7,584	45,352
Exelixis, Inc.*		17,154	140,834
Genomic Health, Inc.*		2,167	46,352
Geron Corp.*		19,211	99,321
Halozyme Therapeutics, Inc.*		11,994	94,992
Idenix Pharmaceuticals, Inc.*		6,453	32,523
ImmunoGen, Inc.*		10,633	98,462
Immunomedics, Inc.*		11,942	42,752
Incyte Corp.*		13,283	219,966
InterMune, Inc.*		6,949	252,944
Ironwood Pharmaceuticals, Inc.*		3,259	33,731

	Country Code**	Shares	Value

Isis Pharmaceuticals, Inc.*		14,323	$144,949
Keryx Biopharmaceuticals, Inc.*		8,400	38,472
Lexicon Genetics, Inc.*		34,801	50,113
Ligand Pharmaceuticals, Inc.*		4,844	43,208
Mannkind Corp.*		10,725	86,444
Martek Biosciences Corp.*		4,787	149,833
Medivation, Inc.*		5,387	81,721
Metabolix, Inc.*		4,671	56,846
Micromet, Inc.*		14,135	114,776
Momenta Pharmaceuticals, Inc.*		6,851	102,559
Nabi Biopharmaceuticals*		8,427	48,792
Neurocrine Biosciences, Inc.*		7,644	58,400
Novavax, Inc.*		18,169	44,151
NPS Pharmaceuticals, Inc.*		10,804	85,352
Omeros Corp.*		3,880	31,971
Onyx Pharmaceuticals, Inc.*		9,320	343,628
Opko Health, Inc.*		15,204	55,799
Orexigen Therapeutics, Inc.*		5,115	41,329
PDL BioPharma, Inc.		20,983	130,724
Pharmacyclics, Inc.*		7,366	44,785
Pharmasset Inc*		4,491	194,954
Rigel Pharmaceuticals, Inc.*		8,495	63,967
Sangamo BioSciences, Inc.*		7,475	49,634
Savient Pharmaceuticals, Inc.*		10,470	116,636
Seattle Genetics, Inc.*		12,517	187,129
Siga Technologies, Inc.*		5,638	78,932
Spectrum Pharmaceuticals, Inc.*		8,478	58,244
Targacept, Inc.*		3,798	100,647
Theravance, Inc.*		9,528	238,867
Vanda Pharmaceuticals, Inc.*		4,954	46,865
Vical, Inc.*		17,111	34,564
Ziopharm Oncology, Inc.*		8,847	41,227

			5,807,416

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

BUILDING PRODUCTS – 0.6%
Aaon, Inc.		2,063	$58,197
Ameron International Corp.		1,409	107,605
Apogee Enterprises, Inc.		4,933	66,447
Gibraltar Industries, Inc.*		4,952	67,199
Griffon Corp.*		7,092	90,352
Insteel Industries, Inc.		3,697	46,176
NCI Building Systems, Inc.*		3,842	53,750
Quanex Building Products Corp.		6,167	116,988
Simpson Manufacturing Co., Inc.		5,910	182,678
Smith A O Corp.		5,087	193,713
Trex Co., Inc.*		2,733	65,483
Universal Forest Products, Inc.		3,097	120,473

			1,169,061

CAPITAL MARKETS – 2.2%
American Capital, Ltd.*		50,457	381,455
Apollo Investment Corp.		31,278	346,247
Artio Global Investors, Inc.		4,910	72,423
BGC Partners, Inc.		9,672	80,374
BlackRock Kelso Capital Corp.		11,335	125,365
Calamos Asset Management, Inc.		3,373	47,222
Capital Southwest Corp.		458	47,540
Cohen & Steers, Inc.		2,686	70,105
Cowen Group, Inc., Class A*		8,352	38,920
Diamond Hill Investment Group		420	30,383
Duff & Phelps Corp., Class A		4,675	78,821
Epoch Holding Corp		2,241	34,803
Evercore Partners, Inc.		2,405	81,770
FBR Capital Markets Corp.*		9,882	37,749
Fifth Street Finance Corp.		9,010	109,381
Financial Engines, Inc.*		2,263	44,875
GAMCO Investors, Inc.		1,217	58,428

	Country Code**	Shares	Value

GFI Group, Inc.		11,361	$53,283
Gladstone Capital Corp.		3,855	44,410
Gladstone Investment Corp.		4,481	34,280
Gleacher & Co., Inc.*		13,412	31,786
Harris & Harris Group, Inc.*		8,190	35,872
Hercules Technology Growth Capital, Inc.		6,060	62,782
HFF, Inc. Class A*		3,633	35,095
International Assets Holding Corp.*		1,917	45,241
Internet Capital Group, Inc.*		5,959	84,737
Investment Technology Group, Inc.*		6,769	110,809
Kayne Anderson Energy Development Co.		2,261	40,721
KBW, Inc.		5,392	150,545
Knight Capital Group, Inc.*		13,597	187,503
Main Street Capital Corp.		2,773	50,441
MCG Capital Corp.		12,690	88,449
MF Global Holdings Ltd.*		17,309	144,703
MVC Capital, Inc.		4,496	65,642
NGP Capital Resources Co.		4,720	43,424
Oppenheimer Holdings, Inc., Class A		1,787	46,837
optionsXpress Holdings, Inc.		6,105	95,665
PennantPark Investment Corp.		6,403	78,373
Piper Jaffray Cos., Inc.*		2,428	85,004
Prospect Capital Corp.		13,338	144,050
Safeguard Scientifics, Inc.*		3,354	57,286
Stifel Financial Corp.*		4,980	308,959
SWS Group, Inc.		6,420	32,421
TICC Capital Corp.		5,367	60,164
Tradestation Group, Inc.*		6,805	45,934
Triangle Capital Corp.		2,767	52,573
Virtus Investment Partners, Inc.*		824	37,385

			4,040,235

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

CHEMICALS – 2.4%
Arch Chemicals, Inc.		3,424	$129,872
Balchem Corp.		4,311	145,755
Calgon Carbon Corp.*		8,590	129,881
Ferro Corp.*		12,862	188,300
Fuller H B Co.		7,182	147,375
Georgia Gulf Corp.*		5,328	128,192
Hawkins, Inc.		1,419	63,004
Innophos Holdings, Inc.		3,340	120,507
Koppers Holdings, Inc.		3,301	118,110
Kraton Performance Polymers, Inc.*		1,700	52,615
Landec Corp.*		5,399	32,286
LSB Industries, Inc.*		2,617	63,488
Minerals Technologies, Inc.		2,607	170,524
NewMarket Corp.		1,474	181,847
Olin Corp.		11,557	237,150
OM Group, Inc.*		4,525	174,258
Omnova Solutions, Inc.*		7,417	62,006
PolyOne Corp.*		13,882	173,386
Quaker Chemical Corp.		1,739	72,464
Rockwood Holdings, Inc.*		7,653	299,385
Schulman A, Inc.		5,008	114,633
Senomyx, Inc.*		6,853	48,862
Sensient Technologies Corp.		7,089	260,379
Solutia, Inc.*		17,947	414,217
Spartech Corp.*		5,792	54,213
Stepan Co.		1,192	90,914
STR Holdings, Inc.*		4,303	86,060
TPC Group, Inc.*		1,267	38,415
W.R. Grace & Co.*		10,594	372,167
Westlake Chemical Corp.		2,864	124,498
Zep, Inc.		3,745	74,451
Zoltek Cos., Inc,*		5,066	58,512

			4,427,726

COMMERCIAL BANKS – 5.6%
1st Source Corp.		2,736	55,377
Ameris Bancorp*		4,961	52,289
Arrow Financial Corp.		1,737	47,785
Bancfirst Corp.		1,131	46,586
Banco Latinoamericano de Comercio Exterior SA, Class E	PA	4,575	84,454
Bank of Marin Bancorp		1,165	40,775

	Country Code**	Shares	Value

Bank Of The Ozarks, Inc.		1,891	$81,975
Boston Private Financial Holdings, Inc.		13,550	88,752
Bryn Mawr Bank Corp.		2,467	43,049
Camden National Corp.		1,342	48,621
Cardinal Financial Corp.		5,141	59,790
Cathay General Bancorp		11,840	197,728
Center Financial Corp.*		6,404	48,542
Centerstate Banks, Inc.		5,583	44,217
Chemical Financial Corp.		3,839	85,034
Citizens & Northern Corp.		2,552	37,923
Citizens Republic Bancorp, Inc.*		76,002	46,741
City Holding Co.		2,532	91,734
Cobiz Financial, Inc.		7,258	44,129
Columbia Banking System, Inc.		6,063	127,687
Community Banking Systems, Inc.		4,915	136,490
Community Trust Bancorp, Inc.		2,234	64,697
CVB Financial Corp.		14,048	121,796
Danvers Bancorp, Inc.		3,352	59,230
Eagle Bancorp, Inc.*		2,818	40,664
Enterprise Financial Services Corp.		3,263	34,131
F.N.B. Corp.		17,211	169,012
Financial Institutions, Inc.		1,974	37,447
First Bancorp		2,738	41,919
First Busey Corp.		10,470	49,209
First Commonwealth Financial Corp.		16,516	116,933
First Community Bancshares, Inc.		3,409	50,930
First Financial Bancorp.		8,623	159,353
First Financial Bankshares, Inc.		2,949	150,930
First Financial Corp.		1,911	67,153
First Interstate BancSystem, Inc.		2,854	43,495
First Merchants Corp.		5,535	49,040
First Midwest Bancorp, Inc.		11,643	134,127
FirstMerit Corp.		15,678	310,268

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Glacier Bancorp, Inc.		10,875	$164,321
Great Southern Bancorp, Inc.		2,003	47,251
Hancock Holding Co.		4,373	152,443
Heartland Financial USA, Inc.		2,345	40,944
Home Bancshares, Inc.		3,366	74,153
Hudson Valley Holding Corp.		2,347	58,112
IBERIABANK Corp.		3,865	228,537
Independent Bank Corp. Massachusetts		3,440	93,052
International Bancshares Corp.		7,928	158,798
Investors Bancorp, Inc.*		6,590	86,461
Lakeland Bancorp, Inc.		3,464	38,000
Lakeland Financial Corp.		2,951	63,328
MainSource Financial Group, Inc.		4,362	45,408
MB Financial, Inc.		8,335	144,362
Nara Bancorp, Inc.*		6,334	62,200
National Penn Bancshares, Inc.		19,670	157,950
NBT Bancorp, Inc.		5,308	128,188
Northfield Bancorp, Inc.		3,240	43,157
Old National Bancorp		13,282	157,923
Oriental Financial Group	PR	7,438	92,901
Orrstown Financial Services, Inc.		1,609	44,103
Pacific Continental Corp.		4,469	44,958
PacWest Bancorp		5,132	109,722
Park National Corp.		1,768	128,481
Peoples Bancorp, Inc.		2,466	38,593
Pinnacle Financial Partners, Inc.*		5,789	78,615
PrivateBancorp, Inc.		8,265	118,851
Prosperity Bancshares, Inc.		6,792	266,790
Renasant Corp.		4,224	71,428
Republic Bancorp, Inc.		1,631	38,736
S&T Bancorp, Inc.		3,987	90,066
S.Y. Bancorp, Inc.		1,929	47,357
Sandy Spring Bancorp, Inc.		3,774	69,555
SCBT Financial Corp.		1,976	64,714

	Country Code**	Shares	Value

Signature Bank*		5,784	$289,200
Simmons First National Corp., Class A		2,697	76,864
Southside Bancshares, Inc.		2,961	62,388
Southwest Bancorp, Inc.*		3,427	42,495
State Bancorp, Inc.		3,951	36,547
Stellarone Corp.		3,824	55,601
Sterling Bancorp		4,938	51,701
Sterling Bancshares, Inc.		14,952	104,963
Suffolk Bancorp		2,011	49,631
Susquehanna Bancshares, Inc.		19,559	189,331
SVB Financial Group*		6,034	320,104
Texas Capital Bancshares Inc*		5,384	114,518
The Bancorp, Inc.*		4,827	49,091
The First of Long Island Corp.		1,599	46,227
Tompkins Financial Corp.		1,364	53,414
TowneBank		3,678	58,443
Trico Bancshares		2,473	39,939
Trustmark Corp.		9,169	227,758
UMB Financial Corp.		4,420	183,076
Umpqua Holdings Corp.		17,605	214,429
Union First Market Bankshares Corp.		3,169	46,838
United Bankshares, Inc.		5,576	162,819
United Community Banks, Inc.*		19,370	37,771
Univest Corp. Of Pennsylvania		2,944	56,436
Washington Banking Co.		2,947	40,403
Washington Trust Bancorp, Inc.		2,520	55,138
Webster Financial Corp.		9,856	194,163
WesBanco, Inc.		3,893	73,811
Westamerica Bancorporation		4,085	226,595
Western Alliance Bancorp*		10,967	80,717
Whitney Holding Corp.		14,802	209,448
Wintrust Financial Corp.		5,108	168,717

			10,078,046

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMERCIAL SERVICES & SUPPLIES – 2.5%
ABM Industries, Inc.		7,680	$201,984
Acco Brands Corp.*		8,847	75,377
American Reprographics Co.*		6,424	48,758
APAC Customer Services, Inc.*		6,058	36,772
Cenveo, Inc.*		9,976	53,272
Clean Harbors, Inc.*		3,326	279,650
Consolidated Graphics, Inc.*		1,402	67,899
Courier Corp.		2,268	35,199
Deluxe Corp.		7,646	176,011
EnergySolutions, Inc.		15,340	85,444
Enernoc, Inc.*		3,037	72,615
Ennis, Inc.		4,533	77,514
G&K Services, Inc.		3,025	93,503
Geo Group, Inc.*		8,997	221,866
Healthcare Services Group, Inc.		9,817	159,723
Herman Miller, Inc.		8,578	217,023
Higher One Holdings, Inc.*		2,072	41,917
HNI Corp.		6,862	214,094
Innerworkings, Inc.*		4,571	29,940
Interface, Inc.		7,672	120,067
Kimball International, Inc.		6,254	43,153
Knoll, Inc.		7,492	125,341
M&F Worldwide Corp.*		1,912	44,167
McGrath Rentcorp.		3,781	99,138
Metalico, Inc.*		6,980	41,042
Mine Safety Appliances Co.		3,923	122,123
Mobile Mini, Inc.*		5,573	109,732
Multi-color Corp.		2,231	43,415
Rollins, Inc.		9,131	180,337
Schawk, Inc.		1,860	38,279
Standard Parking Corp.*		2,796	52,816
Steelcase, Inc., Class A		11,752	124,219
SYKES Enterprises, Inc.*		6,467	131,021
Team, Inc.*		3,094	74,875
Tetra Tech, Inc.*		9,268	232,256
The Brink’s Co.		7,141	191,950
UniFirst Corp.		2,076	114,284
United Stationers, Inc.*		3,553	226,717

	Country Code**	Shares	Value

US Ecology, Inc.		3,565	$61,960
Viad Corp.		3,427	87,286

			4,452,739

COMMUNICATIONS EQUIPMENT – 2.9%
Acme Packet, Inc.*		6,360	338,097
ADTRAN, Inc.		9,070	328,425
Anaren, Inc.*		2,452	51,124
Arris Group, Inc.*		18,876	211,789
Aruba Networks, Inc.*		11,559	241,352
Aviat Networks, Inc.*		10,550	53,488
Bel Fuse, Inc., Class B		1,770	42,303
Bigband Networks*		11,997	33,592
Black Box Corp.		2,775	106,255
Blue Coat Systems, Inc.*		6,239	186,359
Comtech Telecommunications Corp.		4,390	121,735
DG Fastchannel, Inc.*		3,885	112,199
Digi International, Inc.*		4,335	48,118
EMS Technologies, Inc.*		1,687	33,369
Emulex Corp.*		12,915	150,589
Extreme Networks, Inc.*		16,427	50,759
Finisar Corp.*		11,240	333,715
Globecomm Systems Inc*		4,276	42,760
Harmonic, Inc.*		16,702	143,136
Infinera Corp*		13,421	138,639
Interdigital, Inc.*		6,400	266,496
Ixia*		5,118	85,880
KVH Industries, Inc.*		3,108	37,141
Loral Space & Communications, Inc.*		1,681	128,596
NETGEAR, Inc.*		5,257	177,056
Oclaro, Inc.*		7,803	102,609
Oplink Communications, Inc.*		3,104	57,331
Plantronics, Inc.		7,044	262,178
Powerwave Technologies, Inc.*		22,670	57,582
Riverbed Technology, Inc.*		18,711	658,066
Seachange International, Inc.*		5,240	44,802
Shoretel, Inc.*		7,644	59,700
Sonus Networks, Inc.*		31,279	83,515

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Sycamore Networks, Inc.		3,019	$62,161
Symmetricom, Inc.*		7,499	53,168
Tekelec, Inc.*		10,554	125,698
UTStarcom, Inc.*		23,430	48,266
Viasat, Inc.*		4,918	218,408

			5,296,456

COMPUTERS & PERIPHERALS – 0.7%
Avid Technology, Inc.*		4,732	82,621
Compellent Technologies, Inc.*		3,561	98,248
Cray, Inc.*		5,854	41,856
Eletronics for Imaging, Inc.*		7,347	105,136
Hypercom Corp.*		7,219	60,423
Imation Corp.*		5,535	57,066
Immersion Corp*		6,116	41,038
Intermec, Inc.*		7,787	98,583
Intevac, Inc.*		3,577	50,114
Novatel Wireless, Inc.*		4,786	45,706
Quantum Corp.*		33,703	125,375
Silicon Graphics International Corp.*		5,781	52,202
STEC, Inc.*		6,212	109,642
Stratasys, Inc.*		3,048	99,487
Super Micro Computer, Inc.*		2,419	27,915
Synaptics, Inc.*		5,017	147,400
Xyratex, Ltd.*	BM	4,854	79,169

			1,321,981

CONSTRUCTION & ENGINEERING – 0.8%
Comfort Systems USA, Inc.		6,296	82,918
Dycom Industries, Inc.*		5,090	75,078
EMCOR Group, Inc.*		9,634	279,193
Furmanite Corp.*		6,577	45,447
Granite Construction, Inc.		5,279	144,803
Great Lakes Dredge & Dock Co.		9,910	73,037
Insituform Technologies, Inc., Class A*		5,872	155,667
Layne Christensen Co.*		2,983	102,675
Mastec, Inc.*		8,094	118,091
Michael Baker Corp.*		1,246	38,751
Myr Group, Inc.*		3,392	71,232
Northwest Pipe Co.*		1,730	41,572

	Country Code**	Shares	Value

Orion Marine Group, Inc.*		4,268	$49,509
Primoris Services Corp.		3,997	38,131
Sterling Construction Co., Inc.*		2,813	36,682
Tutor Perini Corp.		3,996	85,554

			1,438,340

CONSTRUCTION MATERIALS – 0.1%
Headwaters, Inc.*		10,628	48,676
Texas Industries, Inc.		3,170	145,123

			193,799

CONSUMER FINANCE – 0.6%
Advance America Cash Advance Centers, Inc.		9,737	54,917
Cash America International, Inc.		4,464	164,856
Credit Acceptance Corp.*		777	48,772
Dollar Financial Corp.*		4,078	116,753
EZCORP, Inc., Class A*		6,962	188,879
First Cash Financial Services, Inc.*		4,643	143,887
Nelnet, Inc., Class A		4,219	99,948
Netspend Holdings, Inc.*		5,300	67,946
World Acceptance Corp.*		2,524	133,267

			1,019,225

CONTAINERS & PACKAGING – 0.5%
Boise, Inc.		11,026	87,436
Graham Packaging Co., Inc.*		2,939	38,325
Graphic Packaging Holding Co.*		16,593	64,547
Myers Industries, Inc.		5,916	57,622
Rock-Tenn Co.		5,643	304,440
Silgan Holdings, Inc.		7,609	272,478

			824,848

DISTRIBUTORS – 0.1%
Core-Mark Holding Co., Inc.*		1,728	61,500
Pool Corp.		7,593	171,146

			232,646

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

DIVERSIFIED CONSUMER SERVICES – 1.1%
American Public Education, Inc.*		2,832	$105,464
Bridgepoint Education, Inc.*		3,010	57,190
Capella Education Co.*		2,585	172,109
Coinstar, Inc.*		4,679	264,083
Corinthian Colleges, Inc.*		14,023	73,060
Grand Canyon Education, Inc.*		5,032	98,577
K12, Inc.*		3,969	113,752
Lincoln Educational Services Corp.		2,231	34,603
Matthews International Corp.		4,531	158,494
Pre-Paid Legal Services, Inc.*		1,190	71,697
Regis Corp.		8,591	142,611
Sotheby’s		9,897	445,365
Steiner Leisure, Ltd.*	BS	2,500	116,750
Stewart Enterprises, Inc., Class A		13,077	87,485
Universal Technical Institute, Inc.		3,356	73,899

			2,015,139

DIVERSIFIED FINANCIAL SERVICES – 0.4%
Encore Capital Group, Inc.*		2,338	54,826
Marketaxess Holdings, Inc.		4,390	91,356
Newstar Financial, Inc.*		5,031	53,178
PHH Corp.*		8,417	194,853
Pico Holdings, Inc.*		3,671	116,738
Portfolio Recovery Associates, Inc.*		2,617	196,798

			707,749

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.7%
AboveNet, Inc.		3,132	183,097
Alaska Communications Systems, Inc.		7,270	80,697
Atlantic Tele-network, Inc.		1,449	55,555
Cbeyond, Inc.*		4,056	61,976
Cincinnati Bell, Inc.*		32,425	90,790

	Country Code**	Shares	Value

Cogent Communications Group, Inc.*		7,325	$103,575
Consolidated Communications Holdings, Inc.		3,815	73,629
General Communication, Inc. Class A*		5,646	71,478
Global Crossing Ltd*	BM	4,725	61,047
Hughes Communications, Inc.*		1,716	69,395
IDT Corp., Class B		2,090	53,609
Iridium Communications, Inc.*		5,387	44,443
Neutral Tandem, Inc.*		5,235	75,593
PAETEC Holding Corp.*		20,395	76,277
Premiere Global Services, Inc.*		10,196	69,333
Vonage Holdings Corp.*		16,929	37,921

			1,208,415

ELECTRIC UTILITIES – 1.2%
ALLETE, Inc.		4,406	164,168
Central Vermont Public Service Corp.		3,411	74,564
Cleco Corp.		8,255	253,924
El Paso Electric Co.*		6,377	175,559
IDACORP, Inc.		6,558	242,515
MGE Energy, Inc.		3,377	144,400
Otter Tail Corp.		5,728	129,109
PNM Resources, Inc.		14,156	184,311
Portland General Electric Co.		11,170	242,389
The Empire District Electric Co.		6,307	140,015
UIL Holdings Corp.		7,075	211,967
Unisource Energy Corp.		5,132	183,931
Unitil Corp.		3,070	69,812

			2,216,664

ELECTRICAL EQUIPMENT – 2.0%
A123 Systems, Inc.*		11,206	106,905
Acuity Brands, Inc.		6,159	355,190
Advanced Battery Technologies, Inc.*		11,320	43,582
American Superconductor Corp.*		7,285	208,278
AZZ, Inc.		1,907	76,299
Baldor Electric Co.		6,886	434,093
Belden, Inc.		6,997	257,630

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Brady Corp., Class A		7,161	$233,520
Broadwind Energy, Inc.*		19,625	45,334
Capstone Turbine Corp.*		46,102	44,249
Encore Wire Corp.		2,908	72,933
Ener1, Inc.*		9,586	36,331
EnerSys*		7,052	226,510
Franklin Electric Co., Inc.		3,509	136,570
FuelCell Energy, Inc.*		19,446	44,920
Generac Holdings, Inc.*		2,869	46,392
GrafTech International Ltd.*		17,590	348,986
II-VI, Inc.*		3,691	171,115
Louisiana Barge, Inc.*		2,138	33,588
LSI Industries, Inc.		3,651	30,887
Polypore International, Inc.*		3,236	131,802
Powell Industries, Inc.*		1,445	47,512
Powersecure International, Inc.*		3,673	28,576
Satcon Technology Corp.*		18,732	84,294
Vicor Corp.		3,018	49,495
Woodward Governor Co.		8,900	334,284

			3,629,275

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 2.4%
Anixter International, Inc.		4,106	245,251
Benchmark Electronics, Inc.*		9,457	171,739
Brightpoint, Inc.*		11,515	100,526
Checkpoint Systems, Inc.*		6,039	124,101
Cognex Corp.		5,920	174,166
Coherent, Inc.*		3,753	169,410
Comverge Inc*		5,671	39,187
CTS Corp.		6,086	67,311
Daktronics, Inc.		5,435	86,525
DTS, Inc.*		2,595	127,285
Echelon Corp.*		5,608	57,146
Electro Rent Corp.		2,764	44,666
Electro Scientific Industries, Inc.*		4,374	70,115
Fabrinet*	KY	1,695	36,442

	Country Code**	Shares	Value

FARO Technologies, Inc.*		2,634	$86,501
Gerber Scientific, Inc.*		4,271	33,613
Insight Enterprises, Inc.*		7,224	95,068
IPG Photonics Corp.*		3,871	122,401
L-1 Identity Solutions, Inc.*		11,565	137,739
Littelfuse, Inc.		3,228	151,910
Maxwell Technologies, Inc.*		4,436	83,796
Measurement Specialties, Inc.*		2,254	66,155
Mercury Computer Systems, Inc.*		3,816	70,138
Methode Electronics, Inc.		6,169	80,012
Microvision, Inc.*		21,477	39,947
MTS Systems Corp.		2,097	78,554
Multi Fineline Electronix, Inc.*		1,361	36,053
Newport Corp.*		5,723	99,408
OSI Systems, Inc.*		2,407	87,518
Park Electrochemical Corp.		3,286	98,580
Plexus Corp.*		6,141	190,003
Power-One, Inc.*		10,386	105,937
Pulse Electronics Corp.		9,081	48,311
RadiSys Corp.*		4,805	42,764
Richardson Electronics, Ltd.		3,568	41,710
Rofin-Sinar Technologies, Inc.*		4,225	149,734
Rogers Corp.*		2,488	95,166
Sanmina-SCI Corp.*		12,147	139,448
ScanSource, Inc.*		4,154	132,513
SMART Modular Technologies, Inc.*	KY	8,685	50,026
Spectrum Control, Inc.*		2,299	34,462
SYNNEX Corp.*		3,069	95,753
TTM Technologies, Inc.*		12,088	180,232
Universal Display Corp.*		4,756	145,771
Zygo Corp.*		3,381	41,350

			4,374,443

ENERGY EQUIPMENT & SERVICES – 2.1%
Allis-Chalmers Energy, Inc.*		6,115	43,355

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Basic Energy Services, Inc.*		3,536	$58,273
Bristow Group, Inc.*		5,196	246,031
Cal Dive International, Inc.*		15,634	88,645
CARBO Ceramics, Inc.		2,667	276,141
Complete Production Services, Inc.*		11,475	339,086
Dawson Geophysical Co.*		1,600	51,040
Dril-Quip, Inc.*		4,895	380,439
Global Industries, Ltd.*		16,272	112,765
Gulf Island Fabrication, Inc.		2,224	62,672
Gulfmark Offshore, Inc., Class A*		3,513	106,795
Helix Energy Solutions Group, Inc.*		15,503	188,207
Hercules Offshore, Inc.*		19,310	66,813
Hornbeck Offshore Services, Inc.*		3,573	74,604
Ion Geophysical Corp.*		19,214	162,935
Key Energy Services, Inc.*		18,443	239,390
Lufkin Industries, Inc.		4,324	269,774
Matrix Service Co.*		4,499	54,798
Natural Gas Services Group, Inc.*		2,078	39,295
Newpark Resources*		13,943	85,889
OYO Geospace Corp.*		653	64,719
Parker Drilling Co.*		19,349	88,425
Phi, Inc.*		2,348	44,236
Pioneer Drilling Co.*		8,966	78,991
RPC, Inc.		5,843	105,866
T-3 Energy Services, Inc.*		1,997	79,541
Tesco Corp.*	CA	4,770	75,748
TETRA Technologies, Inc.*		11,266	133,727
Vantage Drilling Co.*	KY	26,494	53,783
Willbros Group, Inc.*		7,772	76,321

			3,748,304

FOOD & STAPLES RETAILING – 0.9%
Casey’s General Stores, Inc.		5,462	232,190
Ingles Markets, Inc.		2,629	50,477
Nash Finch Co.		2,027	86,168
PriceSmart, Inc.		2,364	89,903

	Country Code**	Shares	Value

Rite Aid Corp.*		91,380	$80,707
Ruddick Corp.		6,253	230,360
Spartan Stores, Inc.		3,834	64,986
The Andersons, Inc.		2,751	99,999
The Fresh Market, Inc.*		2,296	94,595
The Pantry, Inc.*		3,914	77,732
United Natural Foods, Inc.*		7,065	259,144
Village Super Market, Inc.		1,382	45,606
Weis Markets, Inc.		1,735	69,972
Winn-Dixie Stores, Inc.*		9,522	68,273

			1,550,112

FOOD PRODUCTS – 1.2%
B&G Foods, Inc., Class A		7,782	106,847
Cal-Maine Foods, Inc.		2,216	69,981
Calavo Growers, Inc.		1,923	44,325
Chiquita Brands International, Inc.*		7,399	103,734
Darling International, Inc.*		12,289	163,198
Diamond Foods, Inc.		3,209	170,655
Dole Food Co., Inc.*		6,188	83,600
Fresh Del Monte Produce, Inc.	KY	5,926	147,854
Hain Celestial Group, Inc.*		6,047	163,632
Imperial Sugar Co.		2,790	37,302
J & J Snack Foods Corp.		2,229	107,527
Lancaster Colony Corp.		2,755	157,586
Limoneira Co.		1,677	48,130
Pilgrim’s Pride Corp.*		7,944	56,323
Sanderson Farms, Inc.		3,448	134,989
Seneca Foods Corp.*		1,726	46,567
Smart Balance, Inc.*		12,525	54,233
Snyders-Lance, Inc.		4,038	94,651
Tootsie Roll Industries, Inc.		3,424	99,193
TreeHouse Foods, Inc.*		5,012	256,063

			2,146,390

GAS UTILITIES – 1.0%
Chesapeake Utilities Corp.		1,813	75,276
New Jersey Resources Corp.		5,664	244,175
Nicor, Inc.		6,278	313,398

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Northwest Natural Gas Co.		3,570	$165,898
Piedmont Natural Gas Co.		9,632	269,311
South Jersey Industries, Inc.		3,947	208,480
Southwest Gas Corp.		6,223	228,197
The Laclede Group, Inc.		3,390	123,870
WGL Holdings, Inc.		6,945	248,423

			1,877,028

HEALTH CARE EQUIPMENT & SUPPLIES – 3.1%
Abaxis, Inc.*		3,466	93,062
ABIOMED, Inc.*		5,402	51,913
Accuray, Inc.*		8,575	57,881
Align Technology, Inc.*		8,900	173,906
American Medical Systems Holdings, Inc.*		11,255	212,269
Analogic Corp.		2,074	102,684
Angiodynamics, Inc.*		4,409	67,766
Arthrocare Corp.*		4,213	130,856
Cantel Medical Corp.		2,245	52,533
Conceptus, Inc.*		5,161	71,222
Conmed Corp.*		4,688	123,904
Cryolife, Inc.*		5,599	30,347
Cyberonics, Inc.*		4,435	137,574
Delcath Systems, Inc.*		6,748	66,130
Dexcom, Inc.*		9,703	132,446
Endologix, Inc.*		8,733	62,441
Greatbatch, Inc.*		3,754	90,659
Haemonetics Corp.*		3,632	229,470
Heartware International, Inc.*		1,425	124,787
ICU Medical, Inc.*		1,855	67,707
Immucor, Inc.*		10,483	207,878
Insulet Corp.*		7,264	112,592
Integra Lifesciences Holdings Corp.*		3,062	144,833
Invacare Corp.		4,470	134,815
Iris International, Inc.*		3,372	34,495
Kensey Nash Corp.*		1,424	39,630
Mako Surgical Corp.*		5,104	77,683
Masimo Corp.		7,743	225,089
Meridian Bioscience, Inc.		6,199	143,569
Merit Medical Systems, Inc.*		4,667	73,879

	Country Code**	Shares	Value

Natus Med, Inc.*		4,695	$66,575
Neogen Corp.*		3,474	142,538
NuVasive, Inc.*		6,084	156,055
Nxstage Medical, Inc.*		4,312	107,282
OraSure Technologies, Inc.*		8,613	49,525
Orthofix International*	AN	3,018	87,522
Palomar Medical Technologies, Inc.*		3,476	49,394
Quidel Corp.*		3,542	51,182
Sirona Dental Systems, Inc.*		4,887	204,179
Sonosite, Inc.*		2,047	64,685
Spectranetics Corp.*		6,898	35,594
Staar Surgical Co.*		7,411	45,207
STERIS Corp.		8,624	314,431
Surmodics, Inc.*		3,575	42,435
Symmetry Medical, Inc.*		6,094	56,369
Syneron Medical, Ltd.*		6,185	63,025
Synovis Life Technologies, Inc.*		2,228	35,893
Tomotherapy Inc*		9,460	34,151
Unilife Corp.*		8,073	42,787
Vascular Solutions, Inc.*		3,026	35,465
Volcano Corp.*		7,529	205,617
West Pharmaceutical Services, Inc.		4,853	199,944
Wright Medical Group, Inc.*		6,406	99,485
Young Innovations, Inc.		1,105	35,371
Zoll Medical Corp.*		3,344	124,497

			5,623,228

HEALTH CARE PROVIDERS & SERVICES – 2.9%
Air Methods Corp.*		1,710	96,222
Almost Family, Inc.*		1,199	46,066
Amedisys, Inc.*		4,299	144,016
America Service Group, Inc.		2,544	38,516
American Dental Partners, Inc.*		3,126	42,232
AMERIGROUP Corp.*		7,401	325,052
AMN Healthcare Services, Inc.*		7,230	44,392
AmSurg Corp.*		4,817	100,916
Assisted Living Concepts, Inc., Class A*		1,558	50,682

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Bio-Reference Labs, Inc.*		3,619	$80,269
Bioscrip, Inc.*		7,650	40,009
Capital Senior Living Corp.*		4,641	31,095
Centene Corp.*		7,268	184,171
Chemed Corp.		3,254	206,662
Chindex International, Inc.*		2,245	37,020
Corvel Corp.*		1,167	56,424
Cross Country Healthcare, Inc.*		6,078	51,481
Emeritus Corp.*		3,538	69,734
ExamWorks Group, Inc.*		2,047	37,829
Five Star Quality Care, Inc.*		4,739	33,505
Genoptix, Inc.*		2,872	54,625
Gentiva Health Services, Inc.*		4,493	119,514
Hanger Orthopedic Group, Inc.*		3,864	81,878
Healthextras, Inc.*		5,501	255,741
HEALTHSOUTH Corp.*		13,847	286,771
Healthspring, Inc.*		8,520	226,036
Healthways, Inc.*		5,573	62,195
HMS Holdings Corp.*		3,978	257,655
IPC The Hospitalist Co.*		2,504	97,681
Kindred Healthcare, Inc.*		5,972	109,706
Landauer, Inc.		1,521	91,214
LHC Group, Inc.*		2,272	68,160
Magellan Health Services, Inc.*		4,654	220,041
Medcath Corp.*		3,367	46,970
Metropolitan Health Networks, Inc.*		7,637	34,137
Molina Healthcare, Inc.*		2,063	57,455
MWI Veterinary Supply, Inc.*		1,885	119,038
National Healthcare Corp.		1,198	55,431
Owens & Minor, Inc.		9,267	272,728
Pharmerica Corp.*		5,255	60,170
Providence Service Corp.*		2,401	38,584

	Country Code**	Shares	Value

PSS World Medical, Inc.*		8,521	$192,575
Rehabcare Group, Inc.*		3,841	91,032
Rural/Metro Corp.*		2,714	39,570
Select Medical Holdings Corp.*		7,725	56,470
Sun Healthcare Group, Inc.*		4,271	54,071
Sunrise Senior Living, Inc.*		9,003	49,066
Team Health Holdings, Inc.*		2,802	43,543
The Ensign Group, Inc.		2,377	59,116
Triple-S Management Corp., Class B*	PR	3,340	63,727
U.S. Physical Therapy, Inc.*		1,529	30,305
Universal American Financial Corp.		4,790	97,955
WellCare Health Plans, Inc.*		6,247	188,784

			5,298,237

HEALTH CARE TECHNOLOGY – 0.5%
athenahealth, Inc.*		5,116	209,654
Computer Programs and Systems, Inc.		1,682	78,785
MedAssets, Inc.*		6,638	134,021
Medidata Solutions, Inc.*		2,984	71,258
Merge Healthcare, Inc.*		9,088	33,898
Omnicell, Inc.*		5,155	74,490
Quality Systems, Inc.		2,787	194,588
Transcend Services, Inc.*		1,687	33,048
Vital Images, Inc.*		2,814	39,340

			869,082

HOTELS, RESTAURANTS & LEISURE – 2.4%
AFC Enterprises, Inc.*		4,507	62,647
Ambassadors Group, Inc.		3,611	41,527
Ameristar Casinos, Inc.		5,005	78,228
Biglari Holdings, Inc.*		215	88,195
BJ’s Restaurants, Inc.*		3,314	117,415
Bob Evans Farms, Inc.		4,640	152,934
Boyd Gaming Corp.*		8,997	95,368
Bravo Brio Restaurant Group, Inc.*		2,269	43,497

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Buffalo Wild Wings, Inc.*		2,713	$118,965
California Pizza Kitchen, Inc.*		3,109	53,724
CEC Entertainment, Inc.*		2,912	113,073
Churchill Downs, Inc.		1,813	78,684
Cracker Barrel Old Country Store, Inc.		3,334	182,603
Dennys Corp.*		16,869	60,391
DineEquity, Inc.*		2,672	131,943
Domino’s Pizza, Inc.*		5,720	91,234
Gaylord Entertainment Co.*		5,387	193,609
Interval Leisure Group, Inc.*		6,327	102,118
Isle of Capri Casinos, Inc.*		3,687	37,681
Jack In The Box, Inc.*		8,197	173,203
Jamba, Inc.*		11,972	27,177
Krispy Kreme Doughnuts, Inc.*		9,762	68,139
LIFE TIME FITNESS, Inc.*		6,177	253,195
Marcus Corp.		4,190	55,601
Monarch Casino & Resort, Inc.*		2,531	31,638
Morgans Hotel Group*		5,202	47,182
Orient-Express Hotels, Ltd.*	BM	15,924	206,853
P.F. Chang’s China Bistro, Inc.		3,402	164,861
Papa John’s International, Inc.*		3,140	86,978
Peet’s Coffee & Tea, Inc.*		1,883	78,596
Red Robin Gourmet Burgers, Inc.*		2,537	54,469
Ruby Tuesday, Inc.*		9,953	129,986
Ruth’s Chris Steak House, Inc.*		6,099	28,238
Scientific Games Corp., Class A*		10,619	105,765
Shuffle Master, Inc.*		8,756	100,256
Sonic Corp.*		9,552	96,666
Speedway Motorsports, Inc.		2,417	37,029
Texas Roadhouse, Inc., Class A*		8,493	145,825

	Country Code**	Shares	Value

The Cheesecake Factory, Inc.*		8,825	$270,575
Vail Resorts, Inc.*		5,430	282,577

			4,288,645

HOUSEHOLD DURABLES – 0.7%
American Greetings Corp.		5,977	132,450
Beazer Homes USA, Inc.*		12,097	65,203
Blyth, Inc.		950	32,756
Cavco Industries, Inc.*		1,252	58,456
Ethan Allen Interiors, Inc.		4,093	81,901
Furniture Brands International, Inc.*		9,317	47,889
Helen of Troy, Ltd.*	BM	4,801	142,782
Hovnanian Enterprises, Inc., Class A*		9,133	37,354
Irobot Corp.*		3,412	84,891
La-Z-Boy, Inc.*		8,152	73,531
Libbey, Inc.*		3,378	52,258
M/I Homes, Inc.*		3,769	57,967
Meritage Homes Corp.*		5,009	111,200
Ryland Group, Inc.		6,879	117,149
Standard Pacific Corp.*		17,104	78,678
Universal Electronics, Inc.*		2,175	61,705

			1,236,170

HOUSEHOLD PRODUCTS – 0.2%
Central Garden And Pet Co., Class A*		9,632	95,164
Spectrum Brands Holdings, Inc.*		2,562	79,858
WD-40 Co.		2,615	105,332

			280,354

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.1%
Dynegy, Inc.*		17,124	96,237

INDUSTRIAL CONGLOMERATES – 0.2%
Raven Industries, Inc.		2,537	120,989
Seaboard Corp.		42	83,622
Standex International Corp.		2,099	62,781
Tredegar Corp.		3,865	74,904

			342,296

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

INSURANCE – 2.6%
Alterra Capital Holdings, Ltd.	BM	14,293	$309,301
American Equity Investment Life Holding Co.		8,642	108,457
American Safety Insurance Holdings, Ltd.*	BM	2,332	49,858
AMERISAFE, Inc.*		3,203	56,053
Amtrust Financial Services, Inc.		3,415	59,763
Argo Group International Holdings, Inc.	BM	4,744	177,663
Baldwin & Lyons, Inc., Class B		1,855	43,648
Citizens, Inc.*		5,969	44,469
CNA Surety Corp.*		2,662	63,036
CNO Financial Group, Inc.*		33,630	228,011
Delphi Financial Group, Inc.		7,031	202,774
Donegal Group, Inc.		2,269	32,855
eHealth, Inc.*		4,141	58,761
EMC Insurance Group, Inc.		1,173	26,557
Enstar Group, Ltd.*	BM	970	82,043
FBL Financial Group, Inc.		1,941	55,648
First American Financial Corp.		15,666	234,050
First Mercury Financial Corp.		2,639	43,280
Flagstone Reinsurance Holdings SA	LU	8,314	104,756
FPIC Insurance Group, Inc.*		1,385	51,190
Global Indemnity PLC*	IE	2,601	53,190
Greenlight Capital Re, Ltd., Class A*	KY	4,393	117,776
Harleysville Group, Inc.		1,713	62,936
Hilltop Holdings, Inc.*		7,625	75,640
Horace Mann Educators Corp.		5,962	107,554
Infinity Property & Casualty Corp.		1,818	112,352
Maiden Holdings Ltd.	BM	8,423	66,205
Meadowbrook Insurance Group, Inc.		8,730	89,483
Montpelier Re Holdings Ltd.	BM	9,830	196,010

	Country Code**	Shares	Value

National Financial Partners Corp.*		6,613	$88,614
National Interstate Corp.		1,486	31,800
National Western Life Insurance Co.		321	53,517
Navigators Group, Inc.*		1,770	89,120
Phoenix Cos., Inc.*		20,311	51,590
Platinum Underwriters Holdings, Ltd.	BM	5,917	266,087
Presidential Life Corp.		4,738	47,048
Primerica, Inc.		3,562	86,379
ProAssurance Corp.*		4,212	255,247
RLI Corp.		2,496	131,215
Safety Insurance Group, Inc.		1,963	93,380
SeaBright Insurance Holdings, Inc.		5,048	46,543
Selective Insurance Group, Inc.		8,130	147,559
State Auto Financial Corp.		2,466	42,958
Stewart Information Services Corp.		3,766	43,422
Tower Group, Inc.		5,512	140,997
United Fire & Casualty Co.		3,785	84,481

			4,613,276

INTERNET & CATALOG RETAIL – 0.4%
Blue Nile, Inc.*		1,916	109,327
Drugstore.com*		18,811	41,572
HSN, Inc.*		5,810	178,018
NutriSystem, Inc.		4,316	90,766
Overstock.com, Inc.*		2,332	38,431
PetMed Express Common, Inc.		3,865	68,836
Shutterfly, Inc.*		4,127	144,569

			671,519

INTERNET SOFTWARE & SERVICES – 2.1%
Ancestry.com, Inc.*		2,695	76,322
Art Technology Group, Inc.*		24,478	146,379
ComScore, Inc.*		3,628	80,941
Constant Contact, Inc.*		4,509	139,734
DealerTrack Holdings, Inc.*		6,087	122,166
Dice Holdings, Inc.*		2,634	37,798
Digital River, Inc.*		5,834	200,806

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Earthlink, Inc.		16,293	$140,120
GSI Commerce, Inc.*		9,902	229,726
InfoSpace, Inc.*		5,758	47,791
Internap Network Services Corp.*		8,184	49,759
Intralinks Holdings, Inc.*		1,892	35,399
j2 Global Communications, Inc.*		6,676	193,270
Kit Digital, Inc.*		4,303	69,020
Limelight Networks, Inc.*		7,168	41,646
Liquidity Services, Inc.*		2,728	38,328
LivePerson Inc*		7,294	82,422
Logmein, Inc.*		2,305	102,204
Loopnet, Inc.*		3,842	42,685
Moduslink Global Solutions, Inc.*		8,207	54,987
Move, Inc.*		26,559	68,257
NIC, Inc.		8,342	81,001
Opentable, Inc.*		2,382	167,883
Openwave Systems, Inc.*		16,767	35,546
Perficient, Inc.*		3,050	38,125
Quinstreet, Inc.*		1,563	30,025
Rackspace Hosting, Inc.*		14,325	449,948
RealNetworks, Inc.*		14,874	62,471
Rightnow Technologies, Inc.*		3,362	79,579
Saba Software, Inc.*		5,795	35,465
SAVVIS, Inc.*		5,776	147,404
Support.com, Inc.*		8,388	54,354
Terremark Worldwide, Inc.*		9,244	119,710
The Knot, Inc.*		5,127	50,655
Travelzoo, Inc.*		914	37,675
United Online, Inc.		14,700	97,020
ValueClick, Inc.*		12,231	196,063
Vocus, Inc.*		2,712	75,014
Zix Corp.*		10,266	43,836

			3,801,534

IT SERVICES – 1.9%
Lionbridge Technologies, Inc.*		11,146	41,129
Acxiom Corp.*		10,209	175,084

	Country Code**	Shares	Value

CACI International, Inc., Class A*		4,484	$239,446
Cardtronics, Inc.*		4,298	76,075
Cass Information Systems, Inc.		1,366	51,826
Ciber, Inc.*		12,323	57,672
CSG Systems International, Inc.*		5,516	104,473
Euronet Worldwide, Inc.*		7,917	138,073
Exlservice Holdings, Inc.*		2,266	48,674
Forrester Research, Inc.		2,303	81,273
Heartland Payment Systems, Inc.		6,170	95,141
iGATE Corp.		3,703	72,986
Integral Systems, Inc.*		3,368	33,377
Jack Henry & Associates, Inc.		12,456	363,092
Mantech International Corp., Class A*		3,324	137,381
MAXIMUS, Inc.		2,626	172,213
Moneygram International, Inc.*		18,556	50,287
Sapient Corp.		15,299	185,118
SRA International, Inc.*		6,412	131,125
Syntel, Inc.		1,932	92,330
Teletech Holdings, Inc.*		4,808	98,997
TNS, Inc.*		4,323	89,918
Unisys Corp.*		6,470	167,508
VeriFone Holdings, Inc.*		12,693	489,442
Virtusa Corp.*		2,640	43,190
Wright Express Corp.*		5,731	263,626

			3,499,456

LEISURE EQUIPMENT & PRODUCTS – 0.7%
Arctic Cat, Inc.*		2,243	32,837
Brunswick Corp.		13,355	250,273
Callaway Golf Co.		10,983	88,633
Eastman Kodak Co.*		40,551	217,353
Jakks Pacific, Inc.*		4,629	84,340
Leapfrog Enterprises, Inc.*		6,378	35,398
Polaris Industries, Inc.		4,542	354,367
RC2 Corp.*		3,510	76,413
Smith & Wesson Holding Corp.*		11,200	41,888

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Sturm Ruger & Co., Inc.		2,663	$40,717

			1,222,219

LIFE SCIENCES TOOLS & SERVICES – 0.7%
Accelrys, Inc.*		9,196	76,327
Affymetrix, Inc.*		12,651	63,635
Albany Molecular Research, Inc.*		4,516	25,380
Bruker Corp.*		10,551	175,147
Caliper Life Sciences, Inc.*		7,642	48,450
Dionex Corp.*		2,549	300,807
Enzo Biochem, Inc.*		6,596	34,827
eResearchTechnology, Inc.*		7,868	57,830
Luminex Corp.*		5,831	106,591
Pacific Biosciences Of California, Inc.*		2,679	42,623
Parexel International Corp.*		8,754	185,847
Sequenom, Inc.*		13,317	106,802

			1,224,266

MACHINERY – 3.2%
3d Systems Corp.*		2,890	91,006
Actuant Corp., Class A		9,795	260,743
Albany International Corp.		4,587	108,666
Altra Holdings, Inc.*		4,444	88,258
Ampco-Pittsburgh Corp.		1,546	43,365
ArvinMeritor, Inc.*		13,931	285,864
Astec Industries, Inc.*		2,917	94,540
Badger Meter, Inc.		2,314	102,325
Barnes Group, Inc.		7,212	149,072
Blount International, Inc.*		7,397	116,577
Briggs & Stratton Corp.		7,460	146,887
Cascade Bancorp		1,383	65,388
Chart Industries, Inc.*		4,367	147,517
CIRCOR International, Inc.		2,549	107,772
Clarcor, Inc.		7,211	309,280
Colfax Corp.*		3,759	69,203
Columbus Mckinnon Corp.*		3,223	65,491
Commercial Vehicle Group, Inc.*		3,880	63,050
Douglas Dynamics, Inc.		2,011	30,467

	Country Code**	Shares	Value

Dynamic Materials Corp.		2,338	$52,769
Energy Recovery, Inc.*		9,794	35,846
EnPro Industries, Inc.*		2,824	117,365
Esco Technologies, Inc.		3,905	147,765
Federal Signal Corp.		10,027	68,785
Flow International Corp.*		9,045	36,994
Force Protection, Inc.*		11,516	63,453
FreightCar America, Inc.		2,233	64,623
Gorman-rupp Co.		1,960	63,347
Graham Corp.		1,870	37,400
John Bean Technologies Corp.		4,510	90,786
Kadant, Inc.*		1,853	43,675
Kaydon Corp.		4,721	192,239
LB Foster Co.*		1,601	65,545
Lindsay Corp.		1,735	103,111
Met-Pro Corp.		3,237	38,229
Middleby Corp.*		2,398	202,439
Mueller Industries, Inc.		5,579	182,433
Mueller Water Products, Inc., Class A		25,710	107,211
NACCO Industries, Inc., Class A		937	101,543
Nordson Corp.		4,939	453,795
Pmfg, Inc.*		2,260	37,064
RBC Bearings, Inc.*		3,300	128,964
Robbins & Myers, Inc.		3,847	137,646
Sauer- Danfoss, Inc.*		1,787	50,483
Sun Hydraulics, Inc.		2,009	75,940
Tecumseh Products Co.*		3,495	45,610
Tennant Co.		2,753	105,743
The Greenbrier Cos., Inc*		3,054	64,104
Titan International, Inc.		5,311	103,777
Trimas Corp.*		2,326	47,590
Twin Disc, Inc.		1,425	42,551
Wabash National Corp.*		10,534	124,828
Watts Water Technologies, Inc., Class A		4,235	154,959

			5,734,083

MARINE – 0.1%
Baltic Trading, Ltd.	MH	3,598	36,735
Eagle Bulk Shipping, Inc.*	MH	11,256	56,055

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Excel Maritime Carriers Ltd.*	LR	7,960	$44,815
Genco Shipping & Trading Ltd.*	MH	4,629	66,658
International Shipholding Corp.		1,521	38,633

			242,896

MEDIA – 1.2%
AH Belo Corp.*		3,472	30,206
Arbitron, Inc.		4,082	169,485
Ascent Media Corp., Class A*		2,717	105,311
Belo Corp., Class A*		15,365	108,784
Cinemark Holdings Inc		8,614	148,505
CKX, Inc.*		9,025	36,371
Dex One Corp.*		8,090	60,351
Entercom Communications Corp., Class A*		4,253	49,250
Global Sources Ltd.*	BM	3,623	34,491
Harte-Hanks, Inc.		6,276	80,144
Journal Communications, Inc., Class A*		9,235	46,637
Knology, Inc.*		4,667	72,945
Lions Gate Entertainment Corp.*	CA	11,688	76,089
Live Nation, Inc.*		21,393	244,308
McClatchy Co., Class A*		10,121	47,265
Mediacom Communications Corp., Class A*		7,147	60,464
National CineMedia, Inc.		8,460	168,439
Rentrak Corp.*		1,675	50,518
Scholastic Corp.		4,615	136,327
Sinclair Broadcast Group, Inc.		8,091	66,184
The E.W. Scripps Co., Class A*		5,563	56,464
Valassis Communications, Inc.*		7,399	239,358
Warner Music Group Corp.*		7,831	44,089
World Wrestling Entertainment, Inc.		4,492	63,966

			2,195,951

	Country Code**	Shares	Value

METALS & MINING – 1.9%
Allied Nevada Gold Corp.*		11,070	$291,252
AMCOL International Corp.		3,583	111,073
Brush Engineered Materials, Inc.*		2,822	109,042
Capital Gold Corp.*		9,767	49,519
Castle AM Co.*		2,871	52,855
Century Aluminum Co.*		9,820	152,505
Coeur D’Alene Mines Corp.*		12,948	353,739
Contango ORE, Inc.*		233	2,446
General Moly Inc*		9,866	63,932
Globe Specialty Metals, Inc.		9,230	157,741
Golden Star Resources Ltd*	CA	38,739	177,812
Haynes International, Inc.		2,061	86,212
Hecla Mining Co.*		37,723	424,761
Horsehead Holding Corp.*		6,914	90,159
Jaguar Mining, Inc.*	CA	13,711	97,759
Kaiser Aluminum Corp.		2,371	118,763
Molycorp, Inc.*		3,844	191,816
Olympic Steel, Inc.		1,701	48,785
Redcorp Ventures Ltd.*(1)	CA	91,400	—
RTI International Metals, Inc.*		4,430	119,521
Stillwater Mining Co.*		6,573	140,333
Thompson Creek Metals Co., Inc.*	CA	24,324	358,049
Universal Stainless & Alloy*		1,211	37,880
US Gold Corp.*		13,100	105,717
Worthington Industries, Inc.		8,466	155,774

			3,497,445

MULTI-LINE RETAIL – 0.4%
99 Cents Only Stores*		6,738	107,404
Bon-Ton Stores, Inc.*		2,353	29,789
Dillard’s, Inc.		5,698	216,182
Fred’s, Inc.		6,488	89,275
Retail Ventures, Inc.*		3,575	58,272
Saks, Inc.*		20,131	215,402

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Tuesday Morning Corp.*		5,556	$29,336

			745,660

MULTI-UTILITIES – 0.3%
Avista Corp.		8,091	182,209
Black Hills Corp.		5,754	172,620
CH Energy Group, Inc.		2,505	122,469
NorthWestern Corp.		5,315	153,232

			630,530

OIL, GAS & CONSUMABLE FUELS – 4.2%
Abraxas Petroleum Corp.*		11,873	54,260
Apco Oil And Gas International, Inc.	KY	1,395	80,213
Approach Resources, Inc.*		2,867	66,228
ATP Oil & Gas Corp.*		6,734	112,727
Berry Petroleum Co.		7,461	326,046
Bill Barrett Corp.*		6,570	270,224
BPZ Resources, Inc.*		14,779	70,348
Brigham Exploration Co.*		17,236	469,509
Callon Petroleum Co.*		4,896	28,984
Carrizo Oil & Gas, Inc.*		4,823	166,345
Cheniere Energy, Inc.*		9,464	52,241
Clayton Williams Energy, Inc.*		879	73,810
Clean Energy Fuels Corp.*		7,101	98,278
Cloud Peak Energy, Inc.*		4,872	113,177
Contango Oil & Gas Co.*		1,693	98,075
Crosstex Energy, Inc.		7,408	65,635
CVR Energy, Inc.*		4,943	75,035
Delta Petroleum Corp.*		43,370	32,961
DHT Maritime, Inc.		11,320	52,638
Endeavour International Corp.*		3,706	51,143
Energy Partners, Ltd.*		4,708	69,961
Energy XXi Bermuda, Ltd.*	BM	10,178	281,625
FX Energy, Inc.*		7,956	48,929
Gastar Exploration, Ltd.*	CA	9,148	39,336
General Maritime Corp.	MH	14,112	45,864
Georesources, Inc.*		2,017	44,798

	Country Code**	Shares	Value

Golar Lng, Ltd.		5,947	$89,264
Goodrich Petroleum Corp.*		3,832	67,596
Green Plains Renewable Energy, Inc.*		3,221	36,268
Gulfport Energy Corp.*		4,289	92,857
Harvest Natural Resources, Inc.*		5,211	63,418
Houston American Energy Corp.		2,791	50,489
International Coal Group, Inc.*		20,167	156,093
James River Coal Co.*		4,246	107,551
Knightsbridge Tankers Ltd.	BM	3,947	87,900
Kodiak Oil & Gas Corp.*	CA	26,410	174,306
L&L Energy, Inc.*		3,489	37,681
Magnum Hunter Resources Corp.*		8,373	60,286
McMoRan Exploration Co.*		14,111	241,863
Nordic American Tanker Shipping, Ltd.	BM	7,160	186,303
Northern Oil And Gas, Inc.*		7,885	214,551
Oasis Petroleum, Inc.*		7,188	194,939
Overseas Shipholding Group, Inc.		3,749	132,790
Patriot Coal Corp.*		11,574	224,188
Penn Virginia Corp.		7,241	121,794
Petroleum Development Corp.*		3,397	143,387
PetroQuest Energy, Inc.*		8,788	66,174
Rentech, Inc.*		38,665	47,171
Resolute Energy Corp.*		6,275	92,619
Rex Energy Corp*		5,045	68,864
Rosetta Resources, Inc.*		7,882	296,678
Ship Finance International Ltd.	BM	6,734	144,916
Stone Energy Corp.*		6,734	150,101
Swift Energy Co.*		6,094	238,580
Teekay Tankers Ltd., Class A	MH	5,366	66,216
Transatlantic Petroleum, Ltd.*	BM	23,520	78,322
Uranium Energy Corp.*		9,757	58,932
USEC, Inc.*		17,925	107,908

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Vaalco Energy, Inc.*		7,875	$56,385
Venoco, Inc.*		3,189	58,837
W&T Offshore, Inc.		5,259	93,978
Warren Resources, Inc.*		13,594	61,445
Western Refining, Inc.*		8,175	86,492
World Fuel Services Corp.		10,228	369,844

			7,515,376

PAPER & FOREST PRODUCTS – 0.6%
Buckeye Technologies, Inc.		5,818	122,236
Clearwater Paper Corp.*		1,682	131,701
Deltic Timber Corp.		1,673	94,257
Glatfelter		7,164	87,902
KapStone Paper and Packaging Corp.*		5,721	87,531
Louisiana-Pacific Corp.*		19,365	183,193
Neenah Paper, Inc.		2,518	49,554
Schweitzer-Mauduit International, Inc.		2,676	168,374
Wausau Paper Corp.		8,233	70,886

			995,634

PERSONAL PRODUCTS – 0.3%
Elizabeth Arden, Inc.*		3,912	90,015
Inter Parfums, Inc.		2,383	44,919
Medifast, Inc.*		2,155	62,236
Nu Skin Enterprises, Inc.		7,166	216,843
Prestige Brands Holdings, Inc.*		6,788	81,117
Synutra International, Inc.*		2,979	40,068
USANA Health Sciences, Inc.*		924	40,148

			575,346

PHARMACEUTICALS – 1.6%
Akorn, Inc.*		8,339	50,618
Ardea Biosciences, Inc.*		2,411	62,686
Auxilium Pharmaceuticals, Inc.*		6,420	135,462
Avanir Pharmaceuticals, Inc., Class A*		13,892	56,679

	Country Code**	Shares	Value

BioMimetic Therapeutics, Inc.*		3,530	$44,831
Bmp Sunstone Corp.*		4,714	46,716
Cadence Pharmaceuticals, Inc.*		5,444	41,102
Cypress Bioscience, Inc.*		6,686	43,325
Depomed, Inc.*		9,243	58,785
Durect Corp.*		16,840	58,098
Eurand NV*	NL	3,403	40,258
Hi-Tech Pharmacal Co., Inc.*		1,768	44,112
Impax Laboratories, Inc.*		9,272	186,460
Inspire Pharmaceuticals, Inc.*		9,631	80,900
Jazz Pharmaceuticals, Inc.*		2,629	51,739
Map Pharmaceuticals, Inc.*		2,711	45,382
Medicis Pharmaceutical Corp., Class A		8,949	239,744
Nektar Therapeutics*		14,693	188,805
Obagi Medical Products, Inc.*		3,407	39,351
Optimer Pharmaceuticals, Inc.*		6,070	68,652
Pain Therapeutics, Inc.*		7,300	49,275
Par Pharmaceutical Cos., Inc.*		5,220	201,022
Pozen, Inc.*		5,276	35,085
Questcor Pharmaceuticals, Inc.*		8,336	122,789
Salix Pharmaceuticals Ltd.*		8,475	397,986
Santarus Inc*		11,761	38,458
SuperGen, Inc.*		11,199	29,341
The Medicines Co.*		8,491	119,978
Viropharma, Inc.*		11,458	198,453
Vivus, Inc.*		12,852	120,423
Xenoport, Inc.*		5,832	49,689

			2,946,204

PROFESSIONAL SERVICES – 1.2%
Acacia Research – Acacia Technologies*		5,247	136,107
Administaff, Inc.		3,101	90,859
CBIZ, Inc.*		5,869	36,623
CDI Corp.		2,391	44,449
Costar Group, Inc.*		3,115	179,299

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

CRA International, Inc.*		2,015	$47,373
Dolan Co.*		4,842	67,401
Exponent, Inc.*		2,278	85,493
Heidrick & Struggles International, Inc.		3,053	87,468
Huron Consulting Group, Inc.*		3,308	87,497
ICF International, Inc.*		2,888	74,279
Kelly Services, Inc., Class A*		4,390	82,532
Kforce, Inc.*		5,079	82,178
Korn / Ferry International*		6,944	160,476
Mistras Group, Inc.*		2,819	38,000
Navigant Consulting, Inc.*		8,436	77,611
On Assignment, Inc.*		6,475	52,771
Resources Connection, Inc.		7,389	137,362
School Specialty, Inc.*		3,304	46,025
SFN Group, Inc.*		8,570	83,643
The Advisory Board Co.*		2,400	114,312
The Corporate Executive Board Co.		5,151	193,420
Trueblue, Inc.*		6,955	125,121

			2,130,299

REAL ESTATE INVESTMENT TRUSTS – 7.0%
Acadia Realty Trust		6,527	119,053
Agree Realty Corp.		2,103	55,078
Alexander’s, Inc.		249	102,658
American Campus Communities, Inc.		9,547	303,213
American Capital Agency Corp.		7,088	203,709
Anworth Mortgage Asset Corp.		16,347	114,429
Apollo Commercial Real Estate Finance, Inc.		4,761	77,842
Ashford Hospitality Trust, Inc.*		7,346	70,889
Associated Estates Realty Corp.		7,307	111,724
BioMed Realty Trust, Inc.		18,979	353,958
CapLease, Inc.		10,864	63,229
Capstead Mortgage Corp.		10,103	127,197

	Country Code**	Shares	Value

CBL & Associates Properties, Inc.		20,546	$359,555
Cedar Shopping Centers, Inc.		11,011	69,259
Chatham Lodging Trust		2,437	42,038
Chesapeake Lodging Trust		3,096	58,236
Cogdell Spencer, Inc.		11,124	64,519
Colonial Properties Trust		11,647	210,228
Colony Financial, Inc.		3,459	69,249
Commercial Net Lease Realty		11,512	305,068
Cousins Properties, Inc.		16,313	136,050
CreXus Investment Corp.		4,538	59,448
Cypress Sharpridge Investments, Inc.		6,458	83,373
DCT Industrial Trust, Inc.		34,562	183,524
DiamondRock Hospitality Co.*		22,968	275,616
DuPont Fabros Technology, Inc.		6,229	132,491
EastGroup Properties, Inc.		4,006	169,534
Education Realty Trust, Inc.		11,409	88,648
Entertainment Properties Trust		6,525	301,781
Equity Lifestyle Properties, Inc.		3,585	200,509
Equity One, Inc.		5,580	101,444
Excel Trust, Inc.		4,352	52,659
Extra Space Storage, Inc.		12,439	216,439
FelCor Lodging Trust, Inc.*		16,092	113,288
First Industrial Realty Trust, Inc.*		10,689	93,636
First Potomac Realty Trust		7,696	129,447
Franklin Street Properties Corp.		11,011	156,907
Getty Realty Corp.		3,278	102,536
Gladstone Commercial Corp.		3,281	61,781
Glimcher Realty Trust		13,821	116,096
Government Properties Income Trust		4,360	116,804

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Hatteras Financial Corp.		6,188	$187,311
Healthcare Realty Trust, Inc.		9,533	201,814
Hersha Hospitality Trust		21,321	140,719
Home Properties, Inc.		5,161	286,384
Inland Real Estate Corp.		13,580	119,504
Invesco Mortgage Capital, Inc.		5,410	118,154
Investors Real Estate Trust		13,457	120,709
iStar Financial, Inc.*		15,230	119,099
Kilroy Realty Corp.		7,690	280,454
Kite Realty Group Trust		11,658	63,070
LaSalle Hotel Properties		10,320	272,448
Lexington Realty Trust		16,354	130,014
LTC Properties, Inc.		4,144	116,364
Medical Properties Trust, Inc.		17,087	185,052
MFA Financial, Inc.		37,389	305,094
Mid-America Apartment Communities, Inc.		4,431	281,324
Mission West Properties, Inc.		8,735	58,437
Monmouth Real Estate Investment Corp., Class A		7,550	64,175
MPG Office Trust, Inc.*		11,507	31,644
National Health Investors, Inc.		3,414	153,698
Northstar Realty Finance Corp.		14,579	69,250
Omega Healthcare Investors, Inc.		13,935	312,701
One Liberty Properties, Inc.		2,200	36,740
Parkway Properties, Inc.		4,411	77,281
Pebblebrook Hotel Trust		5,998	121,879
Pennsylvania Real Estate Investment		9,090	132,078
Pennymac Mortgage Investment Trust		3,536	64,178
Post Properties, Inc.		7,248	263,102
Potlatch Corp.		5,838	190,027

	Country Code**	Shares	Value

PS Business Parks, Inc.		2,702	$150,556
RAIT Investment Trust*		19,313	42,296
Ramco-Gershenson Properties Trust		7,283	90,673
Redwood Trust, Inc.		12,810	191,253
Resource Capital Corp.		7,969	58,811
Retail Opportunity Investments Corp.		6,929	68,666
Sabra Health Care REIT, Inc.		3,997	73,545
Saul Centers, Inc.		1,242	58,809
Sovran Self Storage, Inc.		4,213	155,081
Starwood Property Trust, Inc.		7,732	166,083
Strategic Hotels & Resorts, Inc.*		22,919	121,242
Sun Communities, Inc.		3,366	112,122
Sunstone Hotel Investors, Inc.*		17,508	180,858
Tanger Factory Outlet Centers, Inc.		5,489	280,982
Terreno Realty Corp.*		2,869	51,441
Two Harbors Investment Corp.		6,161	60,316
U-Store-It Trust		15,336	146,152
Walter Investment Management Corp.		4,376	78,505
Washington Real Estate Investment Trust		8,911	276,152
Winthrop Realty Trust		4,895	62,607

			12,701,996

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.3%
Avatar Holdings, Inc.*		2,192	43,446
Campus Crest Communities, Inc.		5,048	70,773
Consolidated-Tomoka Land Co.		1,396	40,344
Coresite Realty Corp.		3,351	45,708
Forestar Group, Inc.*		5,747	110,917
Hudson Pacific Properties, Inc.		3,075	46,279
Kennedy-wilson Holdings, Inc.*		4,261	42,567
Tejon Ranch Co.*		2,258	62,208

			462,242

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

ROAD & RAIL – 1.0%
Amerco*		1,251	$120,146
Arkansas Best Corp.		4,024	110,338
Avis Budget Group, Inc.*		15,437	240,200
Celadon Group, Inc.*		3,472	51,351
Dollar Thrifty Automotive Group*		4,253	200,997
Genesee & Wyoming, Inc., Class A*		5,700	301,815
Heartland Express, Inc.		7,484	119,894
Knight Transportation, Inc.		8,540	162,260
Marten Transport Ltd.		2,243	47,955
Old Dominion Freight Line, Inc.*		6,186	197,890
Railamerica, Inc.*		4,018	52,033
Saia, Inc.*		2,960	49,106
Werner Enterprises, Inc.		6,256	141,386

			1,795,371

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.8%
Advanced Analogic Technologies, Inc.*		9,101	36,495
Advanced Energy Industries, Inc.*		5,656	77,148
Amkor Technology, Inc.*		15,753	116,415
Anadigics, Inc.*		10,427	72,259
Applied Micro Circuits Corp.*		10,393	110,997
ATMI, Inc.*		4,989	99,481
Axcelis Technologies, Inc.*		17,407	60,228
AXT, Inc.*		5,234	54,643
Brooks Automation, Inc.*		10,784	97,811
Cabot Microelectronics Corp.*		3,445	142,795
Cavium Networks, Inc.*		6,639	250,158
Ceva, Inc.*		3,259	66,810
Cirrus Logic, Inc.*		10,125	161,798
Cohu, Inc.		3,957	65,607
Cymer, Inc.*		4,392	197,947
Diodes, Inc.*		5,053	136,380
DSP Group, Inc.*		4,732	38,519

	Country Code**	Shares	Value

Energy Conversion Devices, Inc.*		8,040	$36,984
Entegris, Inc.*		19,909	148,720
Entropic Communications, Inc.*		10,123	122,286
Evergreen Solar Inc*		40,563	23,648
Exar Corp.*		6,851	47,820
FEI Co.*		5,903	155,898
Formfactor, Inc.*		7,965	70,729
GT Solar International, Inc.*		9,640	87,917
Hittite Microwave Corp.*		3,978	242,817
Integrated Device Technology, Inc.*		22,011	146,593
Integrated Silicon Solution, Inc.*		4,566	36,665
IXYS Corp.*		4,180	48,572
Kopin Corp.*		11,911	49,550
Kulicke & Soffa Industries, Inc.*		11,059	79,625
Lattice Semiconductor Corp.*		18,569	112,528
LTX-Credence Corp.*		7,528	55,707
Micrel, Inc.		7,874	102,283
Microsemi Corp.*		12,226	279,975
Mindspeed Technologies, Inc.*		6,443	39,302
MIPS Technologies, Inc.*		7,637	115,777
MKS Instruments, Inc.*		7,657	187,520
Monolithic Power Systems, Inc.*		5,155	85,161
Nanometrics, Inc.*		3,033	38,913
Netlogic Microsystems, Inc.*		9,295	291,956
Nve Corp.*		648	37,474
Omnivision Technologies, Inc.*		8,040	238,064
Pericom Semiconductor Corp.*		4,616	50,684
Photronics, Inc.*		8,465	50,028
Power Integrations, Inc.		3,612	144,986
RF Micro Devices, Inc.*		40,002	294,015
Rubicon Technology, Inc.*		2,414	50,887
Rudolph Technologies, Inc.*		5,768	47,471
Semtech Corp.*		9,120	206,477

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Sigma Designs, Inc.*		4,873	$69,050
Silicon Image, Inc.*		12,152	89,317
Spansion, Inc. Class A*		2,058	42,601
Standard Microsystems Corp.*		3,488	100,559
Supertex, Inc.*		1,716	41,493
Tessera Technologies, Inc.*		7,496	166,036
Triquint Semiconductor, Inc.*		22,916	267,888
Ultra Clean Holdings*		4,241	39,484
Ultratech, Inc.*		3,778	75,107
Veeco Instruments, Inc.*		6,017	258,490
Volterra Semiconductor Corp.*		3,865	89,513
Zoran Corp.*		8,413	74,034

			6,826,095

SOFTWARE – 4.1%
ACI Worldwide, Inc.*		5,083	136,580
Actuate Corp.*		8,083	46,073
Advent Software, Inc.*		2,291	132,695
Ariba, Inc.*		13,386	314,437
Aspen Technology, Inc.*		9,919	125,971
Blackbaud, Inc.		6,767	175,265
Blackboard, Inc.*		5,069	209,350
Bottomline Technologies, Inc.*		5,090	110,504
Commvault Systems, Inc.*		6,580	188,320
Concur Technologies, Inc.*		5,894	306,075
DemandTec, Inc.*		3,394	36,791
Digimarc Corp.*		1,296	38,893
Ebix, Inc.*		4,078	96,526
Epicor Software Corp.*		7,801	78,790
Epiq Systems, Inc.		5,060	69,474
Fair Issac Corp.		6,286	146,904
Fortinet, Inc.*		6,182	199,988
Interactive Intelligence, Inc.*		2,151	56,270
JDA Software Group, Inc.*		6,566	183,848
Kenexa Corp.*		3,857	84,044
Lawson Software, Inc.*		20,702	191,493
Magma Design Automation, Inc.*		11,976	60,000

	Country Code**	Shares	Value

Manhattan Associates, Inc.*		3,541	$108,142
Mentor Graphics Corp.*		16,102	193,224
Microstrategy, Inc.*		1,220	104,273
Monotype Imaging Holdings, Inc.*		3,602	39,982
Motricity, Inc.*		407	7,558
Netscout Systems, Inc.*		4,720	108,607
Netsuite, Inc.*		2,699	67,475
Opnet Technologies, Inc.		2,153	57,636
Parametric Technology Corp.*		16,960	382,109
Pegasystems, Inc.		2,371	86,850
Progress Software Corp.*		6,153	260,395
PROS Holdings, Inc.*		3,136	35,719
Qlik Technologies, Inc.*		2,024	52,239
Quest Software, Inc.*		8,694	241,172
Radiant Systems, Inc.*		5,188	101,529
Reald, Inc.*		2,465	63,893
Realpage, Inc.*		2,339	72,345
Renaissance Learning, Inc.		2,470	29,245
Rosetta Stone, Inc.*		1,821	38,642
S1 Corp.*		8,800	60,720
Smith Micro Software, Inc.*		4,655	73,270
Solarwinds, Inc.*		5,375	103,469
Sonic Solutions*		6,475	97,125
Sourcefire, Inc.*		4,245	110,073
SS&C Technologies Holdings, Inc.*		1,895	38,866
SuccessFactors, Inc.*		9,400	272,224
Synchronoss Technologies, Inc.*		3,481	92,977
Take-Two Interactive Software, Inc.*		10,727	131,298
Taleo Corp.*		6,021	166,481
Telecommunication Systems, Inc.*		7,916	36,968
TIBCO Software, Inc.*		24,408	481,082
Tivo, Inc.*		17,948	154,891
Tyler Technologies, Inc.*		3,938	81,753
Ultimate Software Group, Inc.*		3,730	181,390

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Vasco Data Security International*		4,813	$39,130
Virnetx Holding Corp.		5,625	83,531
Wave Systems Corp.*		15,022	59,187
Websense, Inc.*		6,473	131,078

			7,434,839

SPECIALTY RETAIL – 3.2%
America’s Car-mart, Inc.*		1,654	44,790
AnnTaylor Stores Corp.*		8,747	239,580
Asbury Automotive Group, Inc.*		4,786	88,445
Barnes & Noble, Inc.		6,009	85,027
Bebe Stores, Inc.		5,570	33,197
Big 5 Sporting Goods Corp.		3,964	60,530
Brown Shoe Co., Inc.		6,852	95,448
Cabela’s, Inc.*		5,924	128,847
Casual Male Retail Group, Inc.*		7,286	34,536
Charming Shoppes, Inc.*		18,610	66,066
Childrens Place Retail Stores, Inc.*		3,688	183,072
Christopher & Banks Corp.		6,394	39,323
Citi Trends, Inc.*		2,356	57,840
Coldwater Creek, Inc.*		12,200	38,674
Collective Brands, Inc.*		9,703	204,733
Destination Maternity Corp.*		976	37,020
Dress Barn, Inc.*		8,725	230,515
DSW, Inc., Class A*		2,140	83,674
Express, Inc.		2,058	38,690
Finish Line, Inc., Class A		7,576	130,231
Genesco, Inc.*		3,602	135,039
Group 1 Automotive, Inc.		3,727	155,640
Haverty Furniture Cos., Inc.		3,315	43,029
hhgregg, Inc.*		1,932	40,475
Hibbett Sports, Inc.*		4,326	159,629
Hot Topic, Inc.		7,898	49,521
Jo-Ann Stores, Inc.*		3,963	238,652
JOS A Bank Clothiers, Inc.*		4,000	161,280
Kirkland’s, Inc.*		2,898	40,659

	Country Code**	Shares	Value

Lithia Motors, Inc.		3,762	$53,759
Lumber Liquidators Holdings, Inc.*		3,522	87,733
Marinemax, Inc.*		4,822	45,086
Monro Muffler, Inc.		4,406	152,386
OfficeMax, Inc.*		12,778	226,171
Pacific Sunwear of California, Inc.*		10,134	54,926
Penske Automotive Group, Inc.*		6,770	117,933
Pier 1 Imports, Inc.*		15,603	163,832
Rental-A-Center, Inc.		9,673	312,244
Rue21, Inc.*		2,358	69,113
Sally Beauty Holdings, Inc.*		14,120	205,164
Select Comfort Corp.*		8,420	76,875
Shoe Carnival, Inc.*		1,414	38,178
Sonic Automotive, Inc., Class A		6,340	83,942
Stage Stores, Inc.		5,343	92,648
Stein Mart, Inc.		4,501	41,634
Talbots, Inc.*		10,778	91,829
The Buckle, Inc.		3,865	145,981
The Cato Corp.		4,105	112,518
The Men’s Wearhouse, Inc.		7,728	193,045
The Pep Boys – Manny, Moe & Jack		8,198	110,099
The Wet Seal, Inc., Class A*		16,960	62,752
Ulta Salon Cosmetics & Fragrance, Inc.*		4,648	158,032
Vitamin Shoppe, Inc.*		2,509	84,403
Zumiez, Inc.*		3,115	83,700

			5,808,145

TEXTILES, APPAREL & LUXURY GOODS – 2.0%
Carter’s, Inc.*		8,801	259,718
Cherokee, Inc.		2,165	40,724
Columbia Sportswear Co.		1,475	88,942
Crocs, Inc.*		12,881	220,523
Deckers Outdoor Corp.*		5,716	455,794
G-III Apparel Group Ltd*		2,362	83,024
Iconix Brand Group, Inc.*		10,838	209,282
Jones Group, Inc.		13,352	207,490
K-Swiss, Inc., Class A*		4,946	61,677

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Liz Claiborne, Inc.*		15,096	$108,087
Maidenform Brands, Inc.*		3,606	85,715
Movado Group, Inc.*		2,988	48,226
Oxford Industries, Inc.		2,499	63,999
Perry Ellis International, Inc.*		1,781	48,924
Quiksilver, Inc.*		20,846	105,689
Skechers U.S.A., Inc., Class A*		5,212	104,240
Steven Madden Ltd.*		3,735	155,824
Timberland Co., Class A*		5,645	138,811
True Religion Apparel, Inc.*		4,101	91,288
Under Armour, Inc.*		5,202	285,278
Unifi, Inc.*		2,588	43,815
Vera Bradley, Inc.*		1,917	63,261
Volcom, Inc.		3,245	61,233
Warnaco Group, Inc.*		6,548	360,598
Wolverine World Wide, Inc.		7,423	236,645

			3,628,807

THRIFT & MORTGAGE FINANCE – 1.4%
Abington Bancorp, Inc.		4,029	48,066
Astoria Financial Corp.		12,537	174,390
Bank Mutual Corp.		10,542	50,391
BankFinancial Corp.		4,724	46,059
Beneficial Mutual Bancorp, Inc.*		5,920	52,274
Berkshire Hills Bancorp, Inc.		2,939	64,952
Brookline Bancorp, Inc.		9,040	98,084
Dime Community Bancshares		4,342	63,350
ESSA Bancorp, Inc.		3,764	49,760
First Financial Corp.		3,510	40,400
Flushing Financial Corp.		5,261	73,654
Home Federal Bancorp, Inc.		3,712	45,546
MGIC Investment Corp.*		30,182	307,554
NewAlliance Bancshares, Inc.		14,680	219,906
Northwest Bancshares, Inc.		15,882	186,772
Oceanfirst Financial Corp.		3,141	40,425

	Country Code**	Shares	Value

Ocwen Financial Corp.*		11,476	$109,481
Oritani Financial Corp.		8,950	109,548
Provident Financial Services		8,923	135,005
Provident New York Bancorp		6,534	68,542
Radian Group, Inc.		20,194	162,966
Territorial Bancorp, Inc.		2,281	45,415
TrustCo Bank Corp NY		13,515	85,685
United Financial Bancorp, Inc.		3,556	54,300
Viewpoint Financial Group		3,347	39,126
Westfield Financial, Inc.		5,988	55,389
WSFS Financial Corp.		1,008	47,819

			2,474,859

TOBACCO – 0.2%
Alliance One International, Inc.*		15,384	65,228
Star Scientific, Inc.*		16,925	33,004
Universal Corp.		3,562	144,973
Vector Group, Ltd.		6,446	111,645

			354,850

TRADING COMPANIES & DISTRIBUTORS – 0.9%
Aceto Corp.		4,399	39,591
Aircastle Ltd.	BM	8,324	86,986
Applied Industrial Technologies, Inc.		6,148	199,687
Beacon Roofing Supply, Inc.*		7,069	126,323
Cai International, Inc.*		1,833	35,927
DXP Enterprises, Inc.*		1,481	35,544
H & E Equipment Services, Inc.*		4,387	50,758
Houston Wire & Cable Co.		3,578	48,088
Interline Brands, Inc.*		5,053	115,057
Kaman Corp.		3,963	115,205
RSC Holdings, Inc.*		8,114	79,030
Rush Enterprises, Inc.*		5,150	105,266
TAL International Group, Inc.		2,567	79,243
Textainer Group Holdings Ltd.	BM	1,445	41,168

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Titan Machinery, Inc.*		2,141	$41,321
United Rentals, Inc.*		9,064	206,206
Watsco, Inc.		3,936	248,283

			1,653,683

WATER UTILITIES – 0.3%
American States Water Co.		2,940	101,342
California Water Service Group		2,896	107,934
Connecticut Water Service, Inc.		2,344	65,351
Consolidated Water Co Inc		4,048	37,120
Middlesex Water Co.		3,684	67,601
SJW Corp.		2,290	60,616
York Water Co.		3,221	55,691

			495,655

WIRELESS TELECOMMUNICATION SERVICES – 0.3%
FiberTower Corp.*		8,327	37,138
ICO Global Communications (Holdings), Ltd.*		17,601	26,402
NTELOS Holdings Corp.		4,679	89,135
Shenandoah Telecommunications Co.		3,375	63,214
Syniverse Holdings, Inc.*		9,813	302,731
USA Mobility, Inc.		3,837	68,183

			586,803

Total Common Stocks (Cost $157,590,155)			175,580,938

Country Code**	Principal Amount (000)	Value

CORPORATE DEBT OBLIGATIONS – 0.0% +
CAPITAL MARKETS – 0.0%+
GAMCO Investors, Inc. 0.00%, 12/31/15 (2) (Cost $3,894)	$4	$3,894

	Shares
SHORT TERM INVESTMENTS – 2.6%
MUTUAL FUNDS – 2.6%
State Street Institutional Treasury Plus Money Market Fund (Cost $4,714,399)	4,714,399	4,714,399

TOTAL INVESTMENTS – 99.8%
(Cost $162,308,448)		180,299,231
Other assets less liabilities – 0.2%		378,944

NET ASSETS – 100.0%		$180,678,175

REIT	Real Estate Investment Trust

AN	Netherlands Antilles
BM	Bermuda
BS	Bahamas
CA	Canada
IE	Ireland
KY	Cayman Islands
LR	Liberia
LU	Luxembourg
MH	Marshall Islands
NL	Netherlands
PA	Panama
PR	Puerto Rico

See Notes to Financial Statements.

SC BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of this security amounted to $0, representing less than 0.05% of net assets.
(2)	Zero-coupon bond.
(3)	At the period end, cash of $379,000 has been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation ($)
Long	Russell 2000 Mini Index March Futures	3/18/11	67	5,192,192	5,241,410	49,218

(4)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$175,580,938	$—	$—	$175,580,938
Corporate Debt Obligations (a)	—	3,894	—	3,894
Short Term Investments
Mutual Funds	4,714,399	—	—	4,714,399

Total Investments	180,295,337	3,894	—	180,299,231

Financial Derivative Instruments
Futures Contracts	49,218	—	—	49,218

Total Financial Derivative Instruments	$49,218	$—	$—	$49,218

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.5%
AEROSPACE & DEFENSE – 0.7%
L-3 Communications Holdings, Inc.		15,055	$1,061,227
Rockwell Collins, Inc.		15,774	918,993

			1,980,220

AIR FREIGHT & LOGISTICS – 0.3%
UTI Worldwide, Inc.	VG	33,849	717,599

AIRLINES – 1.6%
Alaska Air Group, Inc.*		39,614	2,245,717
Copa Holdings SA	PA	5,227	307,557
JetBlue Airways Corp.*		258,946	1,711,633

			4,264,907

AUTO COMPONENTS – 2.0%
Autoliv, Inc.		36,399	2,873,337
BorgWarner, Inc.*		4,250	307,530
Federal-Mogul Corp.*		10,371	214,161
Lear Corp.*		2,049	202,257
TRW Automotive Holdings Corp.*		37,053	1,952,693

			5,549,978

BEVERAGES – 0.1%
Molson Coors Brewing Co., Class B		4,705	236,144

BIOTECHNOLOGY – 0.5%
Cephalon, Inc.*		21,558	1,330,560

BUILDING PRODUCTS – 0.4%
Armstrong World Industries, Inc.		24,214	1,041,202

CAPITAL MARKETS – 0.8%
Federated Investors, Inc., Class B		52,816	1,382,195
Legg Mason, Inc.		18,015	653,404
Raymond James Financial, Inc.		6,663	217,880

			2,253,479

CHEMICALS – 2.5%
Ashland, Inc.		6,764	344,017
Cabot Corp.		26,979	1,015,759
Cytec Industries, Inc.		4,170	221,260
Eastman Chemical Co.		23,773	1,998,834
Huntsman Corp.		117,312	1,831,240

	Country Code**	Shares	Value

PPG Industries, Inc.		6,630	$557,384
Scotts Miracle-Gro Co., Class A		4,163	211,356
The Sherwin-Williams Co.		7,022	588,093

			6,767,943

COMMERCIAL BANKS – 5.1%
Bank of Hawaii Corp.		3,659	172,741
CIT Group, Inc.*		10,699	503,923
Comerica, Inc.		26,652	1,125,780
Commerce Bancshares, Inc.		1,835	72,905
Cullen/Frost Bankers, Inc.		1,515	92,597
Fifth Third Bancorp		152,732	2,242,106
Fulton Financial Corp.		130,578	1,350,177
Keycorp		110,979	982,164
M&T Bank Corp.		20,103	1,749,966
Popular, Inc.*	PR	305,621	959,650
Suntrust Banks, Inc.		125,660	3,708,227
TCF Financial Corp.		69,356	1,027,162

			13,987,398

COMMERCIAL SERVICES & SUPPLIES – 0.6%
Cintas Corp.		13,520	378,019
R.R. Donnelley & Sons Co.		66,874	1,168,289

			1,546,308

COMMUNICATIONS EQUIPMENT – 0.4%
EchoStar Corp., Class A*		12,497	312,050
Tellabs, Inc.		116,784	791,796

			1,103,846

COMPUTERS & PERIPHERALS – 0.3%
Lexmark International, Inc., Class A*		6,177	215,083
Western Digital Corp.*		14,584	494,398

			709,481

CONSTRUCTION & ENGINEERING – 0.6%
Fluor Corp.		4,250	281,605
KBR, Inc.		25,078	764,126
URS Corp.*		11,434	475,769

			1,521,500

CONTAINERS & PACKAGING – 0.2%
Sealed Air Corp.		7,807	198,688

See Notes to Financial Statements.

SC GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Sonoco Products Co.		13,643	$459,360

			658,048

DISTRIBUTORS – 0.3%
Genuine Parts Co.		15,579	799,826

DIVERSIFIED FINANCIAL SERVICES – 0.1%
Leucadia National Corp.		5,635	164,429
Moody’s Corp.		6,540	173,572

			338,001

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.8%
CenturyLink, Inc.		15,359	709,125
Qwest Communications International, Inc.		192,262	1,463,114

			2,172,239

ELECTRIC UTILITIES – 3.2%
DPL, Inc.		46,282	1,189,910
Edison International (1)		40,815	1,575,459
FirstEnergy Corp.		15,611	577,919
Great Plains Energy, Inc.		12,617	244,644
Northeast Utilities		10,364	330,405
Pepco Holdings, Inc.		37,521	684,758
Pinnacle West Capital Corp.		49,376	2,046,635
PPL Corp.		15,922	419,067
Progress Energy, Inc.		32,025	1,392,447
Westar Energy, Inc.		5,601	140,921

			8,602,165

ELECTRICAL EQUIPMENT – 1.0%
General Cable Corp.*		14,738	517,156
Rockwell Automation, Inc.		28,457	2,040,652
Thomas & Betts Corp.*		5,360	258,888

			2,816,696

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 2.0%
Arrow Electronics, Inc.*		17,837	610,917
Avnet, Inc.*		14,613	482,667
Ingram Micro, Inc., Class A*		80,963	1,545,584

	Country Code**	Shares	Value

National Instruments Corp.		4,798	$180,597
Tech Data Corp.*		2,071	91,165
Vishay Intertechnology, Inc.*		156,345	2,295,145
Vishay Precision Group, Inc.*		9,044	170,389

			5,376,464

ENERGY EQUIPMENT & SERVICES – 2.3%
Dresser-Rand Group, Inc.*		7,697	327,815
Exterran Holdings, Inc.*		91,176	2,183,665
Nabors Industries, Ltd.*	BM	53,389	1,252,506
Oil States International, Inc.*		22,758	1,458,560
SEACOR Holdings, Inc.		10,082	1,019,190

			6,241,736

FOOD PRODUCTS – 3.3%
Bunge, Ltd.	BM	18,418	1,206,747
Campbell Soup Co.		21,993	764,257
Corn Products International, Inc.		13,179	606,234
Hormel Foods Corp.		42,194	2,162,865
Lancaster Colony Corp.		8,283	473,788
Smithfield Foods, Inc.*		23,505	484,908
Tyson Foods, Inc., Class A		192,538	3,315,504

			9,014,303

GAS UTILITIES – 0.7%
Atmos Energy Corp.		11,981	373,807
Energen Corp.		30,197	1,457,307

			1,831,114

HEALTH CARE EQUIPMENT & SUPPLIES – 1.4%
Boston Scientific Corp.*		218,085	1,650,903
CareFusion Corp.*		29,905	768,559
Hill-Rom Holdings, Inc.		33,625	1,323,816

			3,743,278

See Notes to Financial Statements.

SC GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HEALTH CARE PROVIDERS & SERVICES – 2.4%
Coventry Health Care, Inc.*		83,330	$2,199,912
Health Net, Inc.*		45,537	1,242,705
Humana, Inc.*		56,338	3,083,942

			6,526,559

HOTELS, RESTAURANTS & LEISURE – 0.5%
Chipotle Mexican Grill, Inc., Class A*		1,177	250,301
Choice Hotels International, Inc.		13,916	532,565
Panera Bread Co., Class A*		3,218	325,694
Wendy’s/Arby’s Group, Inc., Class A		26,735	123,516

			1,232,076

HOUSEHOLD DURABLES – 3.5%
Garmin Ltd.	CH	69,277	2,146,894
Harman International Industries, Inc.*		41,786	1,934,692
Leggett & Platt, Inc.		58,738	1,336,877
Mohawk Industries, Inc.*		54,265	3,080,081
Whirlpool Corp. (1)		11,637	1,033,715

			9,532,259

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 1.0%
Constellation Energy Group		27,643	846,705
NRG Energy, Inc.*		90,007	1,758,737

			2,605,442

INSURANCE – 8.5%
Allied World Assurance Co. Holdings, Ltd.	CH	7,200	427,968
American National Insurance		2,361	202,149
Aon Corp.		3,404	156,618
Aspen Insurance Holdings, Ltd.	BM	63,879	1,828,217
Assurant, Inc.		30,519	1,175,592
Axis Capital Holdings, Ltd.	BM	17,806	638,879
Cincinnati Financial Corp.		3,034	96,147
CNA Financial Corp.*		31,051	839,930

	Country Code**	Shares	Value

Endurance Specialty Holdings, Ltd.	BM	30,871	$1,422,227
Everest Re Group, Ltd.	BM	24,552	2,082,501
Lincoln National Corp.		40,399	1,123,496
Mercury General Corp.		17,092	735,127
Old Republic International Corp.		10,307	140,484
PartnerRe, Ltd.	BM	10,114	812,660
Protective Life Corp.		5,533	147,399
Reinsurance Group of America, Inc.		4,524	242,984
RenaissanceRe Holdings Ltd.	BM	3,802	242,149
StanCorp Financial Group, Inc.		2,241	101,159
Symetra Financial Corp.		29,851	408,959
The Progressive Corp. (1)		75,326	1,496,728
Torchmark Corp.		1,665	99,467
Transatlantic Holdings, Inc.		14,536	750,348
Unum Group (1)		156,686	3,794,935
W.R. Berkley Corp.		64,410	1,763,546
White Mountains Insurance Group, Ltd.	BM	4,171	1,399,788
XL Group PLC	IE	44,588	972,910

			23,102,367

INTERNET & CATALOG RETAIL – 1.5%
Expedia, Inc.		97,438	2,444,719
Liberty Media Corp. – Interactive, Series A*		108,850	1,716,565

			4,161,284

INTERNET SOFTWARE & SERVICES – 0.4%
AOL, Inc.*		42,158	999,566
VeriSign, Inc.		6,046	197,523

			1,197,089

IT SERVICES – 1.1%
Amdocs, Ltd.*	GG	28,681	787,867
Computer Sciences Corp.		7,864	390,054
Teradata Corp.*		42,304	1,741,233

			2,919,154

See Notes to Financial Statements.

SC GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

LEISURE EQUIPMENT & PRODUCTS – 0.0% +
Polaris Industries, Inc.		1,552	$121,087

MACHINERY – 3.7%
AGCO Corp.*		38,092	1,929,741
CNH Global NV*	NL	5,710	272,595
Cummins, Inc.		5,309	584,043
Eaton Corp.		23,863	2,422,333
Harsco Corp.		2,865	81,137
Kennametal, Inc.		2,784	109,857
Lincoln Electric Holdings, Inc.		3,167	206,710
Oshkosh Corp.*		14,179	499,668
Parker Hannifin Corp.		11,868	1,024,208
The Timken Co.		56,151	2,680,087
Trinity Industries, Inc.		4,718	125,546
WABCO Holdings, Inc.*		1,885	114,853

			10,050,778

MEDIA – 2.6%
CBS Corp., Class B (1)		25,997	495,243
Clear Channel Outdoor Holdings, Inc., Class A*		12,827	180,091
DISH Network Corp., Class A*		214,803	4,223,027
Liberty Global, Inc., Class A*		10,233	362,044
Liberty Media-Starz, Series A*		4,724	314,052
Scripps Networks Interactive, Inc., Class A		2,658	137,551
Virgin Media, Inc.		47,889	1,304,496

			7,016,504

METALS & MINING – 1.2%
Reliance Steel & Aluminum Co.		35,404	1,809,144
Schnitzer Steel Industries, Inc., Class A		9,086	603,220
Titanium Metals Corp.*		12,889	221,433
Walter Industries, Inc.		5,324	680,620

			3,314,417

MULTI-LINE RETAIL – 0.1%
Dollar Tree, Inc.*		4,050	227,124

	Country Code**	Shares	Value

MULTI-UTILITIES – 5.9%
Ameren Corp.		112,005	$3,157,421
Consolidated Edison, Inc.		5,574	276,303
DTE Energy Co.		30,622	1,387,789
Integrys Energy Group, Inc.		79,244	3,844,127
MDU Resources Group, Inc.		84,077	1,704,241
NiSource, Inc.		196,457	3,461,572
Sempra Energy		21,380	1,122,022
TECO Energy, Inc.		62,976	1,120,973

			16,074,448

OIL, GAS & CONSUMABLE FUELS – 10.1%
Cimarex Energy Co.		44,739	3,960,744
Frontier Oil Corp.*		35,721	643,335
Murphy Oil Corp.		24,907	1,856,817
QEP Resources, Inc.		27,418	995,547
SM Energy Co.		29,572	1,742,678
Sunoco, Inc.		88,169	3,554,092
Tesoro Corp.*		216,398	4,012,019
Valero Energy Corp.		463,589	10,718,178

			27,483,410

PAPER & FOREST PRODUCTS – 1.3%
Domtar Corp.		14,305	1,086,036
International Paper Co.		47,867	1,303,897
MeadWestvaco Corp.		48,071	1,257,537

			3,647,470

PHARMACEUTICALS – 1.4%
Forest Laboratories, Inc.*		74,566	2,384,620
King Pharmaceuticals, Inc.*		91,856	1,290,577

			3,675,197

PROFESSIONAL SERVICES – 0.8%
Manpower, Inc.		34,605	2,171,810

REAL ESTATE INVESTMENT TRUSTS – 11.4%
AMB Property Corp.		21,258	674,091
Annaly Capital Management, Inc.		25,857	463,357
AvalonBay Communities, Inc.		43,427	4,887,709
Boston Properties, Inc.		14,710	1,266,531
BRE Properties, Inc.		66,761	2,904,104
Equity Residential		16,985	882,371

See Notes to Financial Statements.

SC GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Federal Realty Investment Trust		21,017	$1,637,855
HCP, Inc.		60,182	2,214,096
Hospitality Properties Trust		4,105	94,579
Host Hotels & Resorts, Inc.		13,357	238,690
Liberty Property Trust		67,852	2,165,836
Mack-Cali Realty Corp.		11,754	388,587
Nationwide Health Properties, Inc.		59,708	2,172,177
Plum Creek Timber Co., Inc.		45,983	1,722,063
Rayonier, Inc.		91,002	4,779,425
Realty Income Corp.		34,515	1,180,413
Regency Centers Corp.		28,456	1,201,981
Senior Housing Properties Trust		63,598	1,395,340
Weyerhaeuser Co.		36,328	687,689

			30,956,894

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.2%
Howard Hughes Corp.*		9,488	516,337

ROAD & RAIL – 0.1%
Ryder System, Inc.		3,813	200,716
Werner Enterprises, Inc.		4,744	107,215

			307,931

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.6%
Advanced Micro Devices, Inc.*		30,349	248,255
Fairchild Semiconductor International, Inc.*		77,921	1,216,347
Integrated Device Technology, Inc.*		160,607	1,069,642
LSI Corp.*		98,115	587,709
Micron Technology, Inc.*		168,940	1,354,899

			4,476,852

SOFTWARE – 0.7%
Citrix Systems, Inc.*		4,775	326,658
Novell, Inc.*		43,641	258,355

	Country Code**	Shares	Value

Parametric Technology Corp.*		4,483	$101,002
Quest Software, Inc.*		3,445	95,564
Salesforce.com, Inc.*		3,865	510,180
Synopsys, Inc.*		26,333	708,621

			2,000,380

SPECIALTY RETAIL – 0.8%
Autonation, Inc.*		60,580	1,708,356
Foot Locker, Inc.		6,191	121,467
Limited Brands, Inc.		7,406	227,586
Urban Outfitters, Inc.*		5,250	188,003

			2,245,412

TEXTILES, APPAREL & LUXURY GOODS – 0.1%
Timberland Co., Class A*		4,355	107,089
Under Armour, Inc.*		1,727	94,709

			201,798

THRIFT & MORTGAGE FINANCE – 1.6%
Hudson City Bancorp, Inc.		149,365	1,902,910
New York Community Bancorp, Inc.		88,005	1,658,894
Washington Federal, Inc.		45,248	765,596

			4,327,400

TOBACCO – 3.1%
Lorillard, Inc.		104,124	8,544,415

TRADING COMPANIES & DISTRIBUTORS – 0.3%
Watsco, Inc.		1,614	101,811
WESCO International, Inc.*		12,390	654,192

			756,003

WIRELESS TELECOMMUNICATION SERVICES – 0.4%
Telephone & Data Systems, Inc.		5,263	192,363
US Cellular Corp.*		17,844	891,129

			1,083,492

Total Common Stocks (Cost $206,112,651)			265,079,824

See Notes to Financial Statements.

SC GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Shares	Value

SHORT TERM INVESTMENTS – 2.6%
MUTUAL FUNDS – 2.6%
State Street Institutional Liquid Reserves Fund (Cost $7,085,546)	7,085,546	$7,085,546

TOTAL INVESTMENTS – 100.1%
(Cost $213,198,197)		272,165,370
Liabilities in excess of other assets – (0.1)%		(366,435)

NET ASSETS – 100.0%		$271,798,935

BM	Bermuda
CH	Switzerland
GG	Guernsey
IE	Ireland
NL	Netherlands
PA	Panama
PR	Puerto Rico
VG	British Virgin Islands

+	Amount is less than 0.05%.
*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

(1)	At the period end, securities (or portions thereof) with an aggregate market value of $1,417,955 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Depreciation ($)
Long	S&P Midcap 400 E-Mini Index March Futures	3/18/11	73	6,614,612	6,608,690	(5,922)

(2)	Fair Value Measurements

All investments and financial derivative instruments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.8%
AEROSPACE & DEFENSE – 0.9%
AAR Corp.*		8,740	$240,088
Ceradyne, Inc.*		10,150	320,029

			560,117

AIR FREIGHT & LOGISTICS – 0.3%
Pacer International, Inc.*		25,260	172,778

AIRLINES – 0.3%
SkyWest, Inc.		11,710	182,910

BUILDING PRODUCTS – 1.3%
Ameron International Corp.		3,960	302,425
Smith A O Corp.		5,770	219,722
Universal Forest Products, Inc.		6,420	249,738

			771,885

CAPITAL MARKETS – 3.4%
Federated Investors, Inc., Class B		5,600	146,552
GFI Group, Inc.		50,050	234,734
International Assets Holding Corp.*		14,080	332,288
Investment Technology Group, Inc.*		19,969	326,893
Knight Capital Group, Inc.*		29,510	406,943
Medallion Financial Corp.		15,850	129,970
optionsXpress Holdings, Inc.		13,131	205,763
Piper Jaffray Cos., Inc.*		7,830	274,128

			2,057,271

CHEMICALS – 2.2%
Fuller H B Co.		16,950	347,814
Minerals Technologies, Inc.		4,710	308,081
OM Group, Inc.*		17,972	692,102

			1,347,997

COMMERCIAL BANKS – 7.2%
Ameris Bancorp*		22,123	233,176
Bancfirst Corp.		6,160	253,730
BancTrust Financial Group, Inc.*		16,227	43,326
Bryn Mawr Bank Corp.		12,756	222,592

	Country Code**	Shares	Value

Chemical Financial Corp.		15,150	$335,573
Columbia Banking System, Inc.		16,100	339,066
Community Trust Bancorp, Inc.		9,850	285,256
First Citizens BancShares, Inc.		2,150	406,458
First Commonwealth Financial Corp.		52,300	370,284
First Financial Corp.		11,002	386,610
First National Bank Alaska		100	180,000
Hancock Holding Co.		8,113	282,819
Investors Bancorp, Inc.*		15,500	203,360
Merchants Bancshares, Inc.		9,930	273,671
Northfield Bancorp, Inc.		14,702	195,831
Northrim Bancorp, Inc.		11,788	227,744
West Coast Bancorp*		65,453	184,578

			4,424,074

COMMERCIAL SERVICES & SUPPLIES – 2.0%
ABM Industries, Inc.		9,630	253,269
Consolidated Graphics, Inc.*		5,090	246,508
Ennis, Inc.		10,850	185,535
G&K Services, Inc.		7,636	236,029
United Stationers, Inc.*		4,400	280,764

			1,202,105

COMMUNICATIONS EQUIPMENT – 2.2%
Anaren, Inc.*		11,538	240,567
Bel Fuse, Inc., Class B		7,280	173,992
Black Box Corp.		7,300	279,517
Plantronics, Inc.		5,030	187,217
Symmetricom, Inc.*		28,250	200,293
Tekelec, Inc.*		22,030	262,377

			1,343,963

CONSTRUCTION & ENGINEERING – 3.1%
Comfort Systems USA, Inc.		15,870	209,008
Dycom Industries, Inc.*		21,850	322,287
EMCOR Group, Inc.*		12,200	353,556
KBR, Inc.		9,370	285,504
KHD Humboldt Wedag International AG	DE	12,389	115,011
Layne Christensen Co.*		7,350	252,987
Pike Electric Corp.*		21,540	184,813

See Notes to Financial Statements.

SC COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Sterling Construction Co., Inc.*		12,950	$168,868

			1,892,034

CONSTRUCTION MATERIALS – 0.2%
Eagle Materials, Inc.		4,680	132,210

CONSUMER FINANCE – 0.6%
Cash America International, Inc.		9,790	361,545

CONTAINERS & PACKAGING – 2.1%
Greif, Inc., Class A		3,500	216,650
Greif, Inc., Class B		9,148	558,028
Packaging Corp of America		8,330	215,247
Silgan Holdings, Inc.		8,110	290,419

			1,280,344

DIVERSIFIED CONSUMER SERVICES – 0.6%
Lincoln Educational Services Corp.		9,511	147,516
Regis Corp.		13,150	218,290

			365,806

DIVERSIFIED FINANCIAL SERVICES – 0.2%
Pico Holdings, Inc.*		4,784	152,131

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.6%
Neutral Tandem, Inc.*		14,756	213,076
Warwick Valley Telephone Co.		11,762	162,904

			375,980

ELECTRIC UTILITIES – 1.1%
ALLETE, Inc.		9,330	347,636
MGE Energy, Inc.		7,400	316,424

			664,060

ELECTRICAL EQUIPMENT – 1.7%
Belden, Inc.		7,310	269,154
Broadwind Energy, Inc.*		116,450	269,000
GrafTech International Ltd.*		14,630	290,259
Powell Industries, Inc.*		5,700	187,416

			1,015,829

	Country Code**	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 3.6%
Anixter International, Inc.		5,289	$315,912
Benchmark Electronics, Inc.*		17,350	315,076
Brightpoint, Inc.*		24,545	214,278
CTS Corp.		18,450	204,057
Electro Scientific Industries, Inc.*		12,250	196,368
Littelfuse, Inc.		5,450	256,477
Methode Electronics, Inc.		17,850	231,514
MTS Systems Corp.		6,250	234,125
Nam Tai Electronics, Inc.	VG	35,810	229,184

			2,196,991

ENERGY EQUIPMENT & SERVICES – 3.6%
Cal Dive International, Inc.*		41,760	236,779
Dawson Geophysical Co.*		6,720	214,368
Gulf Island Fabrication, Inc.		12,760	359,577
Matrix Service Co.*		17,670	215,221
Patterson-UTI Energy, Inc.		13,980	301,269
T-3 Energy Services, Inc.*		7,400	294,742
TGC Industries, Inc.*		27,141	103,136
Tidewater, Inc.		4,700	253,048
Union Drilling, Inc.*		31,176	226,961

			2,205,101

FOOD & STAPLES RETAILING – 1.3%
Ruddick Corp.		7,700	283,668
Spartan Stores, Inc.		13,090	221,876
The Andersons, Inc.		7,350	267,172

			772,716

FOOD PRODUCTS – 0.7%
Fresh Del Monte Produce, Inc.	KY	16,430	409,928

GAS UTILITIES – 0.5%
The Laclede Group, Inc.		8,190	299,263

HEALTH CARE EQUIPMENT & SUPPLIES – 2.9%
Analogic Corp.		3,450	170,810
Angiodynamics, Inc.*		12,953	199,088

See Notes to Financial Statements.

SC COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Cantel Medical Corp.		11,450	$267,930
ICU Medical, Inc.*		5,025	183,412
Kensey Nash Corp.*		8,984	250,025
Medical Action Industries, Inc.*		20,155	193,085
Quidel Corp.*		11,623	167,952
Symmetry Medical, Inc.*		19,590	181,207
Young Innovations, Inc.		5,250	168,053

			1,781,562

HEALTH CARE PROVIDERS & SERVICES – 4.1%
AmSurg Corp.*		11,840	248,048
Centene Corp.*		6,920	175,353
Healthspring, Inc.*		16,950	449,684
Kindred Healthcare, Inc.*		17,030	312,841
Magellan Health Services, Inc.*		5,800	274,224
Medcath Corp.*		20,810	290,300
NovaMed, Inc.*		11,976	138,083
Owens & Minor, Inc.		7,910	232,791
Triple-S Management Corp., Class B*	PR	9,450	180,306
U.S. Physical Therapy, Inc.*		9,670	191,659

			2,493,289

HOTELS, RESTAURANTS & LEISURE – 1.7%
Benihana, Inc.*		23,925	194,510
Bob Evans Farms, Inc.		9,240	304,550
CEC Entertainment, Inc.*		4,900	190,267
Jack In The Box, Inc.*		7,350	155,306
Red Robin Gourmet Burgers, Inc.*		8,100	173,907

			1,018,540

HOUSEHOLD DURABLES – 1.1%
American Greetings Corp.		9,270	205,423
Cavco Industries, Inc.*		5,257	245,449
CSS Industries, Inc.		10,319	212,675

			663,547

INSURANCE – 8.8%
Allied World Assurance Co. Holdings, Ltd.	CH	3,320	197,341
American Safety Insurance Holdings, Ltd.*	BM	13,970	298,679

	Country Code**	Shares	Value

Argo Group International Holdings, Inc.	BM	8,990	$336,675
Baldwin & Lyons, Inc., Class B		9,585	225,535
CNA Surety Corp.*		16,420	388,826
eHealth, Inc.*		25,754	365,449
EMC Insurance Group, Inc.		10,750	243,380
FBL Financial Group, Inc.		10,850	311,069
Global Indemnity PLC*	IE	29,318	599,553
Hanover Insurance Group, Inc.		5,641	263,548
Harleysville Group, Inc.		5,600	205,744
Horace Mann Educators Corp.		21,250	383,350
National Western Life Insurance Co.		1,140	190,061
Navigators Group, Inc.*		7,850	395,247
Safety Insurance Group, Inc.		8,260	392,928
Stewart Information Services Corp.		16,198	186,763
United Fire & Casualty Co.		16,950	378,324

			5,362,472

INTERNET SOFTWARE & SERVICES – 1.0%
InfoSpace, Inc.*		22,886	189,954
United Online, Inc.		34,490	227,634
ValueClick, Inc.*		13,530	216,886

			634,474

IT SERVICES – 3.1%
Acxiom Corp.*		12,840	220,206
CACI International, Inc., Class A*		5,890	314,526
CSG Systems International, Inc.*		11,620	220,083
Global Cash Access Holdings, Inc.*		66,413	211,857
Jack Henry & Associates, Inc.		5,400	157,410
MAXIMUS, Inc.		3,200	209,856
Moneygram International, Inc.*		89,000	241,190
Teletech Holdings, Inc.*		16,990	349,824

			1,924,952

See Notes to Financial Statements.

SC COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

LEISURE EQUIPMENT & PRODUCTS – 0.4%
Jakks Pacific, Inc.*		14,440	$263,097

MACHINERY – 3.5%
Astec Industries, Inc.*		6,650	215,526
CIRCOR International, Inc.		6,200	262,136
EnPro Industries, Inc.*		7,850	326,246
FreightCar America, Inc.		7,000	202,580
Harsco Corp.		6,590	186,629
Kadant, Inc.*		11,900	280,483
LB Foster Co.*		5,770	236,224
Mueller Industries, Inc.		9,700	317,190
Robbins & Myers, Inc.		2,660	95,175

			2,122,189

MARINE – 0.3%
Diana Shipping, Inc.*	MH	15,690	188,594

METALS & MINING – 2.5%
Carpenter Technology Corp.		3,880	156,131
Haynes International, Inc.		7,000	292,810
Olympic Steel, Inc.		9,830	281,924
RTI International Metals, Inc.*		6,720	181,306
Terra Nova Royalty Corp.*	CA	21,630	168,930
Thompson Creek Metals Co., Inc.*	CA	29,730	437,626

			1,518,727

MULTI-UTILITIES – 1.5%
Avista Corp.		15,420	347,258
CH Energy Group, Inc.		5,450	266,451
NorthWestern Corp.		10,150	292,624

			906,333

OIL, GAS & CONSUMABLE FUELS – 5.1%
Berry Petroleum Co.		6,840	298,908
Bill Barrett Corp.*		7,790	320,403
Forest Oil Corp.*		5,950	225,922
Holly Corp.		6,100	248,697
International Coal Group, Inc.*		33,976	262,974
James River Coal Co.*		9,470	239,875
Nordic American Tanker Shipping, Ltd.	BM	12,160	316,403
Stone Energy Corp.*		15,225	339,365
Swift Energy Co.*		9,800	383,670

	Country Code**	Shares	Value

Vaalco Energy, Inc.*		28,922	$207,082
World Fuel Services Corp.		7,670	277,347

			3,120,646

PHARMACEUTICALS – 0.5%
Medicis Pharmaceutical Corp., Class A		10,750	287,993

PROFESSIONAL SERVICES – 1.4%
CDI Corp.		11,300	210,067
FTI Consulting, Inc.*		5,850	218,088
Korn / Ferry International*		11,650	269,231
Navigant Consulting, Inc.*		18,320	168,544

			865,930

REAL ESTATE INVESTMENT TRUSTS – 5.4%
Chesapeake Lodging Trust		11,826	222,447
DCT Industrial Trust, Inc.		54,560	289,714
DiamondRock Hospitality Co.*		33,300	399,600
Franklin Street Properties Corp.		17,750	252,937
Getty Realty Corp.		7,910	247,425
National Health Investors, Inc.		6,000	270,120
Potlatch Corp.		10,350	336,892
Starwood Property Trust, Inc.		16,630	357,212
Sunstone Hotel Investors, Inc.*		19,450	200,919
Terreno Realty Corp.*		11,900	213,367
Universal Health Realty Income Trust		6,400	233,792
Urstadt Biddle Properties, Inc., Class A		13,700	266,465

			3,290,890

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.3%
Avatar Holdings, Inc.*		10,256	203,274

ROAD & RAIL – 1.3%
Heartland Express, Inc.		11,750	188,235
Ryder System, Inc.		4,700	247,408
Werner Enterprises, Inc.		15,800	357,080

			792,723

See Notes to Financial Statements.

SC COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.1%
Amkor Technology, Inc.*		25,570	$188,962
ATMI, Inc.*		10,350	206,379
Integrated Device Technology, Inc.*		29,200	194,472
MKS Instruments, Inc.*		7,170	175,593
Tessera Technologies, Inc.*		7,720	170,998
Varian Semiconductor Equipment Associates, Inc.*		4,450	164,517
Zoran Corp.*		21,260	187,088

			1,288,009

SOFTWARE – 1.4%
Compuware Corp.*		18,250	212,978
Monotype Imaging Holdings, Inc.*		16,750	185,925
Parametric Technology Corp.*		8,540	192,406
Progress Software Corp.*		7,000	296,240

			887,549

SPECIALTY RETAIL – 4.8%
Aaron’s, Inc.		9,240	188,404
America’s Car-mart, Inc.*		7,400	200,392
Finish Line, Inc., Class A		15,640	268,851
Foot Locker, Inc.		16,550	324,711
GameStop Corp., Class A*		11,381	260,397
OfficeMax, Inc.*		15,550	275,235
Pacific Sunwear of California, Inc.*		61,857	335,265
Rental-A-Center, Inc.		15,900	513,252
Shoe Carnival, Inc.*		11,985	323,595
The Men’s Wearhouse, Inc.		10,300	257,294

			2,947,396

TEXTILES, APPAREL & LUXURY GOODS – 0.4%
Movado Group, Inc.*		15,778	254,657

THRIFT & MORTGAGE FINANCE – 4.8%
Bank Mutual Corp.		49,912	238,579
BankFinancial Corp.		28,938	282,145

	Country Code**	Shares	Value

Beneficial Mutual Bancorp, Inc.*		34,220	$302,163
Brookline Bancorp, Inc.		34,983	379,565
Clifton Savings Bancorp, Inc.		17,595	190,202
ESSA Bancorp, Inc.		15,519	205,161
Home Federal Bancorp, Inc.		22,926	281,302
TrustCo Bank Corp NY		33,581	212,904
United Financial Bancorp, Inc.		14,229	217,277
Washington Federal, Inc.		18,410	311,497
Westfield Financial, Inc.		30,760	284,530

			2,905,325

TRADING COMPANIES & DISTRIBUTORS – 0.8%
Applied Industrial Technologies, Inc.		7,400	240,352
Kaman Corp.		8,850	257,270

			497,622

WIRELESS TELECOMMUNICATION SERVICES – 0.9%
NTELOS Holdings Corp.		16,870	321,374
Shenandoah Telecommunications Co.		10,978	205,618

			526,992

Total Common Stocks (Cost $55,974,464)			60,933,820

		Principal Amount (000)
SHORT TERM INVESTMENTS – 0.4%
REPURCHASE AGREEMENTS – 0.4%
State Street Bank and Trust Company, 0.01%, dated 12/31/10, due 1/3/11 (collateralized by $275,000 FHLMC, 0.172%, 6/20/11, with a value of $274,725, total to be received $265,198) (Amortized cost $265,198)		$265	265,198

See Notes to Financial Statements.

SC COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Value

TOTAL INVESTMENTS – 100.2%
(Cost $56,239,662)	$61,199,018
Liabilities in excess of other assets – (0.2)%	(124,580)

NET ASSETS – 100.0%	$61,074,438

FHLMC	Federal Home Loan Mortgage Corporation

BM	Bermuda
CA	Canada
CH	Switzerland
DE	Germany
IE	Ireland
KY	Cayman Islands
MH	Marshall Islands
PR	Puerto Rico
VG	British Virgin Islands

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$60,818,809	$115,011	$—	$60,933,820
Short Term Investments Repurchase Agreements	—	265,198	—	265,198

Total Investments	$60,818,809	$380,209	$—	$61,199,018

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations of Level 1 Securities. The Level 2 security is within the Construction & Engineering industry in the Portfolio of Investments.

See Notes to Financial Statements.

SC DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.0%
AEROSPACE & DEFENSE – 0.7%
Lockheed Martin Corp.		43,640	$3,050,872

AUTOMOBILES – 1.6%
Harley-Davidson, Inc.		194,686	6,749,764

BEVERAGES – 4.0%
Diageo PLC ADR	GB	73,497	5,463,032
Heineken Holding NV	NL	131,759	5,726,662
The Coca-Cola Co.		87,440	5,750,929

			16,940,623

CAPITAL MARKETS – 7.2%
Ameriprise Financial, Inc.		76,705	4,414,373
Bank of New York Mellon Corp.		396,520	11,974,904
GAM Holding AG*	CH	108,800	1,797,818
Julius Baer Group, Ltd.	CH	204,200	9,565,733
The Charles Schwab Corp.		15,400	263,494
The Goldman Sachs Group, Inc.		16,121	2,710,907

			30,727,229

CHEMICALS – 1.9%
Air Products & Chemicals, Inc.		10,190	926,780
Monsanto Co.		66,740	4,647,774
Potash Corp. of Saskatchewan, Inc.	CA	10,185	1,576,944
Praxair, Inc.		9,500	906,965

			8,058,463

COMMERCIAL BANKS – 4.6%
Wells Fargo & Co.		625,723	19,391,156

COMMERCIAL SERVICES & SUPPLIES – 1.6%
Iron Mountain, Inc.		278,224	6,958,382

COMPUTERS & PERIPHERALS – 0.9%
Hewlett-Packard Co.		87,080	3,666,068

CONSTRUCTION MATERIALS – 0.4%
Martin Marietta Materials, Inc.		4,800	442,752
Vulcan Materials Co.		26,974	1,196,567

			1,639,319

	Country Code**	Shares	Value

CONSUMER FINANCE – 4.4%
American Express Co.		430,175	$18,463,111

CONTAINERS & PACKAGING – 2.2%
Sealed Air Corp.		361,303	9,195,161

DIVERSIFIED FINANCIAL SERVICES – 0.5%
JP Morgan Chase & Co.		10,136	429,969
Moody’s Corp.		64,596	1,714,378

			2,144,347

ENERGY EQUIPMENT & SERVICES – 1.0%
Schlumberger, Ltd.	AN	11,600	968,600
Transocean, Ltd.*	CH	48,582	3,376,935

			4,345,535

FOOD & STAPLES RETAILING – 8.8%
Costco Wholesale Corp.		293,335	21,181,720
CVS Caremark Corp.		458,722	15,949,764

			37,131,484

FOOD PRODUCTS – 1.6%
Kraft Foods, Inc., Class A		39,500	1,244,645
Mead Johnson Nutrition Co., Class A		31,716	1,974,321
Nestle SA	CH	15,300	895,909
The Hershey Co.		10,750	506,863
Unilever NV	NL	63,750	2,001,750

			6,623,488

HEALTH CARE EQUIPMENT & SUPPLIES – 1.7%
Baxter International, Inc.		53,060	2,685,897
Becton, Dickinson & Co.		54,400	4,597,888

			7,283,785

HEALTH CARE PROVIDERS & SERVICES – 1.8%
Express Scripts, Inc.*		139,311	7,529,759

HOUSEHOLD DURABLES – 0.2%
Hunter Douglas NV	AN	14,850	785,229

HOUSEHOLD PRODUCTS – 1.0%
The Procter & Gamble Co.		62,905	4,046,679

See Notes to Financial Statements.

SC DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

INDUSTRIAL CONGLOMERATES – 0.3%
Tyco International Ltd.	CH	35,322	$1,463,744

INSURANCE – 9.0%
Aon Corp.		11,690	537,857
Berkshire Hathaway, Inc., Class A*		56	6,745,200
Fairfax Financial Holdings Ltd.	CA	5,200	2,129,712
Fairfax Financial Holdings Ltd. (1)	CA	1,960	806,216
Loews Corp.		331,870	12,913,062
Markel Corp.*		1,263	477,578
The Progressive Corp.		506,819	10,070,493
Transatlantic Holdings, Inc.		85,620	4,419,704

			38,099,822

INTERNET & CATALOG RETAIL – 0.4%
Liberty Media Corp. – Interactive, Series A*		101,282	1,597,217

INTERNET SOFTWARE & SERVICES – 1.1%
Google, Inc., Class A*		7,650	4,543,870

IT SERVICES – 0.3%
Visa, Inc., Class A		17,010	1,197,164

LIFE SCIENCES TOOLS & SERVICES – 1.0%
Agilent Technologies, Inc.*		100,748	4,173,990

MARINE – 1.4%
China Shipping Development Co., Ltd.	CN	1,173,800	1,564,503
Kuehne & Nagel International AG	CH	32,086	4,461,155

			6,025,658

MEDIA – 0.6%
Grupo Televisa SA ADR*	MX	82,656	2,143,270
Liberty Media-Starz, Series A*		8,177	543,607

			2,686,877

	Country Code**	Shares	Value

METALS & MINING – 1.6%
BHP Billiton PLC	GB	85,600	$3,404,537
Rio Tinto PLC	GB	46,472	3,250,669

			6,655,206

OIL, GAS & CONSUMABLE FUELS – 14.2%
Canadian Natural Resources, Ltd.	CA	281,102	12,486,551
China Coal Energy Co., Ltd.	CN	2,419,300	3,778,600
Devon Energy Corp.		158,721	12,461,185
EOG Resources, Inc.		157,353	14,383,638
Occidental Petroleum Corp.		142,650	13,993,965
OGX Petroleo e Gas Participacoes SA*	BR	246,100	2,965,060

			60,068,999

PAPER & FOREST PRODUCTS – 1.5%
Sino-Forest Corp.* (1)	CA	6,300	147,568
Sino-Forest Corp.*	CA	269,730	6,318,025

			6,465,593

PERSONAL PRODUCTS – 0.2%
Natura Cosmeticos SA	BR	28,600	821,647

PHARMACEUTICALS – 8.5%
Johnson & Johnson		180,690	11,175,676
Merck & Co., Inc.		360,333	12,986,401
Pfizer, Inc.		449,000	7,861,990
Roche Holding AG	CH	28,700	4,205,241

			36,229,308

PROFESSIONAL SERVICES – 0.2%
The Dun & Bradstreet Corp.		9,300	763,437

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.8%
Brookfield Asset Management, Inc.	CA	102,900	3,425,541
Hang Lung Group, Ltd.	HK	669,900	4,412,680

			7,838,221

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.7%
Texas Instruments, Inc.		225,155	7,317,537

See Notes to Financial Statements.

SC DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

SOFTWARE – 1.4%
Activision Blizzard, Inc.		198,820	$2,473,321
Microsoft Corp.		125,560	3,505,635

			5,978,956

SPECIALTY RETAIL – 2.6%
Bed Bath & Beyond, Inc.*		148,880	7,317,452
CarMax, Inc.*		122,587	3,908,074

			11,225,526

TOBACCO – 1.1%
Philip Morris International, Inc.		81,528	4,771,834

TRANSPORTATION INFRASTRUCTURE – 1.6%
China Merchants Holdings International Co., Ltd.	HK	1,622,335	6,407,689
LLX Logistica SA*	BR	58,500	166,690
PortX Operacoes Portuarias SA*	BR	58,500	130,744

			6,705,123

	Country Code**	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES – 0.4%
America Movil SAB de C.V. ADR, Series L	MX	26,150	$1,499,441

Total Common Stocks (Cost $328,612,400)			410,859,624

		Principal Amount (000)
SHORT TERM INVESTMENTS – 3.1%
COMMERCIAL PAPER (2) – 3.1%
Intesa Funding LLC 0.20%, 1/3/11 (Amortized cost $13,148,854)		$13,149	13,148,854

TOTAL INVESTMENTS – 100.1%
(Cost $341,761,254)			424,008,478
Liabilities in excess of other assets – (0.1)%			(244,084)

NET ASSETS – 100.0%			$423,764,394

ADR	American Depositary Receipt

AN	Netherlands Antilles
BR	Brazil
CA	Canada
CH	Switzerland
CN	China
GB	Great Britain
HK	Hong Kong
MX	Mexico
NL	Netherlands

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $953,784, representing 0.2% of net assets.
(2)	Interest rates represent annualized yield at date of purchase.

See Notes to Financial Statements.

SC DAVIS VENTURE VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

(3)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Aerospace & Defense	$3,050,872	$—	$—	$3,050,872
Automobiles	6,749,764	—	—	6,749,764
Beverages	11,213,961	5,726,662	—	16,940,623
Capital Markets	19,363,678	11,363,551	—	30,727,229
Chemicals	8,058,463	—	—	8,058,463
Commercial Banks	19,391,156	—	—	19,391,156
Commercial Services & Supplies	6,958,382	—	—	6,958,382
Computers & Peripherals	3,666,068	—	—	3,666,068
Construction Materials	1,639,319	—	—	1,639,319
Consumer Finance	18,463,111	—	—	18,463,111
Containers & Packaging	9,195,161	—	—	9,195,161
Diversified Financial Services	2,144,347	—	—	2,144,347
Energy Equipment & Services	4,345,535	—	—	4,345,535
Food & Staples Retailing	37,131,484	—	—	37,131,484
Food Products	5,727,579	895,909	—	6,623,488
Health Care Equipment & Supplies	7,283,785	—	—	7,283,785
Health Care Providers & Services	7,529,759	—	—	7,529,759
Household Durables	—	785,229	—	785,229
Household Products	4,046,679	—	—	4,046,679
Industrial Conglomerates	1,463,744	—	—	1,463,744
Insurance	38,099,822	—	—	38,099,822
Internet & Catalog Retail	1,597,217	—	—	1,597,217
Internet Software & Services	4,543,870	—	—	4,543,870
IT Services	1,197,164	—	—	1,197,164
Life Sciences Tools & Services	4,173,990	—	—	4,173,990
Marine	—	6,025,658	—	6,025,658
Media	2,686,877	—	—	2,686,877
Metals & Mining	—	6,655,206	—	6,655,206
Oil, Gas & Consumable Fuels	53,325,339	6,743,660	—	60,068,999
Paper & Forest Products	6,318,025	147,568	—	6,465,593
Personal Products	—	821,647	—	821,647
Pharmaceuticals	32,024,067	4,205,241	—	36,229,308
Professional Services	763,437	—	—	763,437
Real Estate Management & Development	3,425,541	4,412,680	—	7,838,221
Semiconductors & Semiconductor Equipment	7,317,537	—	—	7,317,537
Software	5,978,956	—	—	5,978,956
Specialty Retail	11,225,526	—	—	11,225,526
Tobacco	4,771,834	—	—	4,771,834

See Notes to Financial Statements.

SC DAVIS VENTURE VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Transportation Infrastructure	$—	$6,705,123	$—	$6,705,123
Wireless Telecommunication Services	1,499,441	—	—	1,499,441

Total Common Stocks	356,371,490	54,488,134	—	410,859,624

Short Term Investments Commercial Paper	—	13,148,854	—	13,148,854

Total Investments	$356,371,490	$67,636,988	$—	$424,008,478

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC INVESCO SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 98.9%
AEROSPACE & DEFENSE – 2.4%
Hexcel Corp.*		12,362	$223,629
TransDigm Group, Inc.*		7,457	536,978

			760,607

AIR FREIGHT & LOGISTICS – 1.5%
Forward Air Corp.		7,632	216,596
HUB Group, Inc.*		7,632	268,189

			484,785

AUTO COMPONENTS – 2.3%
Tenneco, Inc.*		6,359	261,737
TRW Automotive Holdings Corp.*		8,739	460,545

			722,282

BIOTECHNOLOGY – 2.7%
Acorda Therapeutics, Inc.*		5,731	156,227
BioMarin Pharmaceutical, Inc.*		10,928	294,291
Martek Biosciences Corp.*		5,023	157,220
United Therapeutics Corp.*		3,547	224,241

			831,979

CAPITAL MARKETS – 2.4%
Affiliated Managers Group, Inc.*		3,335	330,899
Greenhill & Co., Inc.		2,896	236,545
Stifel Financial Corp.*		3,072	190,587

			758,031

CHEMICALS – 3.0%
Calgon Carbon Corp.*		10,928	165,231
Intrepid Potash, Inc.*		7,068	263,566
Olin Corp.		12,174	249,810
Rockwood Holdings, Inc.*		6,340	248,021

			926,628

COMMERCIAL BANKS – 2.4%
City National Corp.		3,738	229,364
Huntington Bancshares, Inc.		32,234	221,448
SVB Financial Group*		5,589	296,496

			747,308

	Country Code**	Shares	Value

COMMERCIAL SERVICES & SUPPLIES – 1.9%
Corrections Corp of America*		9,984	$250,199
Fuel Tech, Inc.*		11,806	114,636
Tetra Tech, Inc.*		9,475	237,444

			602,279

COMMUNICATIONS EQUIPMENT – 6.0%
Ciena Corp.*		17,542	369,259
F5 Networks, Inc.*		2,085	271,384
Finisar Corp.*		10,718	318,217
Harmonic, Inc.*		27,100	232,247
NETGEAR, Inc.*		7,387	248,794
Polycom, Inc.*		11,042	430,417

			1,870,318

CONTAINERS & PACKAGING – 1.0%
Greif, Inc., Class A		5,070	313,833

DISTRIBUTORS – 0.6%
Pool Corp.		7,978	179,824

ELECTRIC UTILITIES – 0.7%
ITC Holdings Corp.		3,769	233,603

ELECTRICAL EQUIPMENT – 1.8%
Regal-Beloit Corp.		4,959	331,063
Thomas & Betts Corp.*		4,690	226,527

			557,590

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.9%
Coherent, Inc.*		4,201	189,633
Littelfuse, Inc.		4,864	228,900
Tech Data Corp.*		4,338	190,959

			609,492

ENERGY EQUIPMENT & SERVICES – 3.9%
Dresser-Rand Group, Inc.*		5,853	249,279
Dril-Quip, Inc.*		3,461	268,989
FMC Technologies, Inc.*		3,346	297,493
Lufkin Industries, Inc.		2,659	165,895
Patterson-UTI Energy, Inc.		11,648	251,014

			1,232,670

See Notes to Financial Statements.

SC INVESCO SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FOOD PRODUCTS – 1.2%
Diamond Foods, Inc.		4,205	$223,622
Ralcorp Holdings, Inc.*		2,381	154,789

			378,411

HEALTH CARE EQUIPMENT & SUPPLIES – 2.5%
Insulet Corp.*		9,667	149,838
Meridian Bioscience, Inc.		8,474	196,258
Sirona Dental Systems, Inc.*		5,583	233,258
Zoll Medical Corp.*		5,733	213,440

			792,794

HEALTH CARE PROVIDERS & SERVICES – 3.7%
Chemed Corp.		4,669	296,528
Health Management Associates, Inc., Class A*		22,956	219,000
MEDNAX, Inc.*		3,464	233,093
PSS World Medical, Inc.*		8,859	200,214
VCA Antech, Inc.*		8,477	197,429

			1,146,264

HEALTH CARE TECHNOLOGY – 1.6%
Allscripts Healthcare Solutions, Inc.*		14,272	275,022
Quality Systems, Inc.		3,271	228,381

			503,403

HOTELS, RESTAURANTS & LEISURE – 6.2%
Brinker International, Inc.		11,139	232,582
Buffalo Wild Wings, Inc.*		4,173	182,986
Choice Hotels International, Inc.		5,908	226,099
Darden Restaurants, Inc.		4,914	228,206
Jack In The Box, Inc.*		10,928	230,909
P.F. Chang’s China Bistro, Inc.		6,769	328,026
Penn National Gaming, Inc.*		8,245	289,812
WMS Industries, Inc.*		5,172	233,981

			1,952,601

	Country Code**	Shares	Value

INSURANCE – 1.3%
Brown & Brown, Inc.		6,631	$158,746
ProAssurance Corp.*		4,070	246,642

			405,388

INTERNET SOFTWARE & SERVICES – 2.3%
Open Text Corp.*	CA	4,684	215,745
ValueClick, Inc.*		5,331	85,456
VistaPrint NV*	NL	4,139	190,394
WebMD Health Corp., Class A*		4,219	215,422

			707,017

IT SERVICES – 1.3%
Alliance Data Systems Corp.*		3,002	213,232
Global Payments, Inc.		4,200	194,082

			407,314

LIFE SCIENCES TOOLS & SERVICES – 2.0%
Parexel International Corp.*		8,820	187,249
PerkinElmer, Inc.		9,070	234,187
Techne Corp.		2,941	193,135

			614,571

MACHINERY – 3.6%
Kaydon Corp.		5,181	210,970
Kennametal, Inc.		5,317	209,809
Lincoln Electric Holdings, Inc.		3,513	229,294
Lindsay Corp.		3,335	198,199
Wabtec Corp.		5,070	268,152

			1,116,424

MEDIA – 1.2%
DreamWorks Animation SKG, Inc., Class A*		5,360	157,959
National CineMedia, Inc.		11,363	226,238

			384,197

METALS & MINING – 0.6%
Carpenter Technology Corp.		5,070	204,017

OIL, GAS & CONSUMABLE FUELS – 4.4%
Bill Barrett Corp.*		5,312	218,482
Carrizo Oil & Gas, Inc.*		7,779	268,298
Frontier Oil Corp.*		14,186	255,490

See Notes to Financial Statements.

SC INVESCO SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Goodrich Petroleum Corp.*		6,497	$114,607
James River Coal Co.*		9,803	248,310
SandRidge Energy, Inc.*		36,669	268,417

			1,373,604

PERSONAL PRODUCTS – 0.7%
Nu Skin Enterprises, Inc.		7,730	233,910

PHARMACEUTICALS – 2.1%
Medicis Pharmaceutical Corp., Class A		8,030	215,124
Perrigo Co.		3,659	231,724
Valeant Pharmaceuticals International, Inc.	CA	7,778	220,040

			666,888

PROFESSIONAL SERVICES – 1.0%
Costar Group, Inc.*		5,620	323,487

ROAD & RAIL – 1.0%
Knight Transportation, Inc.		15,767	299,573

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 7.5%
Advanced Energy Industries, Inc.*		15,217	207,560
Cymer, Inc.*		3,495	157,520
Hittite Microwave Corp.*		4,681	285,728
Microsemi Corp.*		14,167	324,424
ON Semiconductor Corp.*		23,790	235,045
Power Integrations, Inc.		5,196	208,567
RF Micro Devices, Inc.*		33,322	244,917
Semtech Corp.*		9,792	221,691
Teradyne, Inc.*		17,998	252,692
Volterra Semiconductor Corp.*		8,806	203,947

			2,342,091

SOFTWARE – 10.4%
ANSYS, Inc.*		4,656	242,438
Aspen Technology, Inc.*		16,913	214,795
Commvault Systems, Inc.*		8,822	252,486

	Country Code**	Shares	Value

Fair Issac Corp.		7,508	$175,462
Informatica Corp.*		10,405	458,132
Lawson Software, Inc.*		31,655	292,809
MICROS Systems, Inc.*		6,241	273,730
Nice Systems, Ltd. ADR*	IL	8,475	295,777
Parametric Technology Corp.*		9,831	221,492
Quest Software, Inc.*		11,300	313,462
SuccessFactors, Inc.*		10,572	306,165
Websense, Inc.*		10,362	209,831

			3,256,579

SPECIALTY RETAIL – 5.3%
Dick’s Sporting Goods, Inc.*		7,110	266,625
DSW, Inc., Class A*		6,309	246,682
Foot Locker, Inc.		13,241	259,788
Group 1 Automotive, Inc.		6,683	279,082
Tractor Supply Co.		5,785	280,515
Williams-Sonoma, Inc.		9,205	328,526

			1,661,218

TEXTILES, APPAREL & LUXURY GOODS – 2.0%
Maidenform Brands, Inc.*		7,250	172,333
Steven Madden Ltd.*		5,660	236,135
Warnaco Group, Inc.*		4,092	225,346

			633,814

TRADING COMPANIES & DISTRIBUTORS – 1.4%
Watsco, Inc.		2,998	189,114
WESCO International, Inc.*		4,756	251,117

			440,231

WIRELESS TELECOMMUNICATION SERVICES – 1.1%
SBA Communications Corp.*		8,477	347,048

Total Common Stocks (Cost $24,620,323)			31,022,073

See Notes to Financial Statements.

SC INVESCO SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 1.1%
REPURCHASE AGREEMENTS – 1.1%
State Street Bank and Trust Company, 0.01%, dated 12/31/10, due 1/3/11 (collateralized by $345,000 FHLMC, 0.172%, 6/20/11, with a value of $344,655, total to be received $336,616) (Amortized cost $336,616)	$337	$336,616

Value

TOTAL INVESTMENTS – 100.0%
(Cost $24,956,939)	$31,358,689
Liabilities in excess of other assets – (0.0)% +	(10,526)

NET ASSETS – 100.0%	$31,348,163

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation

CA	Canada
IL	Israel
NL	Netherlands

+	Amount is less than 0.05%.
*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$31,022,073	$—	$—	$31,022,073
Short Term Investments Repurchase Agreements	—	336,616	—	336,616

Total Investments	$31,022,073	$336,616	$—	$31,358,689

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 98.9%
AEROSPACE & DEFENSE – 0.5%
United Technologies Corp.		32,510	$2,559,187

AIRLINES – 2.3%
AMR Corp.*		456,440	3,555,668
Delta Air Lines, Inc.*		569,861	7,180,248
Southwest Airlines Co.		149,070	1,934,929

			12,670,845

AUTOMOBILES – 2.5%
Ford Motor Co.*		623,050	10,461,010
General Motors Co.*		101,862	3,754,633

			14,215,643

BEVERAGES – 0.7%
PepsiCo, Inc.		56,720	3,705,518

BIOTECHNOLOGY – 2.4%
Amgen, Inc.*		170,300	9,349,470
Celgene Corp.*		72,490	4,287,059

			13,636,529

CAPITAL MARKETS – 7.0%
Bank of New York Mellon Corp.		77,000	2,325,400
Franklin Resources, Inc.		12,330	1,371,219
Invesco, Ltd.	BM	98,630	2,373,038
State Street Corp.		256,070	11,866,284
The Charles Schwab Corp.		358,850	6,139,923
The Goldman Sachs Group, Inc.		89,210	15,001,554

			39,077,418

CHEMICALS – 2.6%
The Dow Chemical Co.		185,440	6,330,922
The Mosaic Co.		109,740	8,379,746

			14,710,668

COMMERCIAL BANKS – 8.6%
Keycorp		563,920	4,990,692
M&T Bank Corp.		44,940	3,912,027
PNC Financial Services Group, Inc.		114,460	6,950,011
Suntrust Banks, Inc.		204,939	6,047,750

	Country Code**	Shares	Value

Wells Fargo & Co.		741,170	$22,968,858
Zions Bancorporation		122,570	2,969,871

			47,839,209

COMMUNICATIONS EQUIPMENT – 0.3%
QUALCOMM, Inc.		28,640	1,417,394

COMPUTERS & PERIPHERALS – 0.9%
EMC Corp.*		223,410	5,116,089

CONSTRUCTION & ENGINEERING – 0.7%
Fluor Corp.		55,040	3,646,950

DIVERSIFIED FINANCIAL SERVICES – 6.7%
Bank of America Corp.		542,184	7,232,735
Citigroup, Inc.*		2,458,560	11,628,989
JP Morgan Chase & Co.		433,927	18,407,183

			37,268,907

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.9%
AT&T, Inc.		303,820	8,926,232
Verizon Communications, Inc.		198,180	7,090,880

			16,017,112

ELECTRIC UTILITIES – 0.8%
NextEra Energy, Inc.		42,500	2,209,575
Southern Co.		53,750	2,054,862

			4,264,437

ELECTRICAL EQUIPMENT – 1.0%
Emerson Electric Co.		101,280	5,790,178

ENERGY EQUIPMENT & SERVICES – 3.3%
Halliburton Co.		137,412	5,610,532
Schlumberger, Ltd.	AN	156,660	13,081,110

			18,691,642

FOOD & STAPLES RETAILING – 0.9%
Kroger Co.		236,460	5,287,246

FOOD PRODUCTS – 2.6%
Archer-Daniels-Midland Co.		250,440	7,533,235
Bunge, Ltd.	BM	106,350	6,968,052

			14,501,287

See Notes to Financial Statements.

SC LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 2.5%
Baxter International, Inc.		57,040	$2,887,365
Beckman Coulter, Inc.		31,570	2,375,011
Covidien PLC	IE	54,780	2,501,255
St. Jude Medical, Inc.*		79,140	3,383,235
Zimmer Holdings, Inc.*		52,440	2,814,979

			13,961,845

HEALTH CARE PROVIDERS & SERVICES – 3.8%
CIGNA Corp.		112,700	4,131,582
Express Scripts, Inc.*		87,660	4,738,023
UnitedHealth Group, Inc.		346,040	12,495,504

			21,365,109

HOTELS, RESTAURANTS & LEISURE – 3.3%
Carnival Corp.	PA	124,290	5,731,012
Hyatt Hotels Corp., Class A*		133,480	6,108,045
Marriott International, Inc., Class A		159,102	6,609,097

			18,448,154

HOUSEHOLD PRODUCTS – 0.8%
Colgate-Palmolive Co.		55,630	4,470,983

INSURANCE – 1.9%
Berkshire Hathaway, Inc., Class B*		64,090	5,134,250
MetLife, Inc.		128,280	5,700,763

			10,835,013

INTERNET & CATALOG RETAIL – 1.9%
HSN, Inc.*		336,784	10,319,062

IT SERVICES – 0.6%
Mastercard, Inc., Class A		16,030	3,592,483

LIFE SCIENCES TOOLS & SERVICES – 0.8%
Thermo Fisher Scientific, Inc.*		79,430	4,397,245

MACHINERY – 3.1%
Caterpillar, Inc.		78,390	7,342,007
Eaton Corp.		100,300	10,181,453

			17,523,460

	Country Code**	Shares	Value

MEDIA – 3.9%
Comcast Corp., Class A		523,150	$11,493,606
Omnicom Group, Inc.		54,960	2,517,168
The Walt Disney Co.		87,000	3,263,370
Time Warner Cable, Inc.		64,736	4,274,518

			21,548,662

METALS & MINING – 5.4%
Barrick Gold Corp.	CA	188,380	10,018,048
Cliffs Natural Resources, Inc.		73,330	5,720,473
Freeport-McMoRan Copper & Gold, Inc.		24,510	2,943,406
Newmont Mining Corp.		129,620	7,962,557
United States Steel Corp.		62,650	3,660,013

			30,304,497

MULTI-LINE RETAIL – 0.8%
Target Corp.		70,634	4,247,222

MULTI-UTILITIES – 1.0%
PG&E Corp.		115,740	5,537,002

OIL, GAS & CONSUMABLE FUELS – 13.4%
Anadarko Petroleum Corp.		161,810	12,323,449
Apache Corp.		22,170	2,643,329
Chevron Corp.		219,020	19,985,575
Devon Energy Corp.		52,990	4,160,245
El Paso Corp.		347,220	4,777,747
Exxon Mobil Corp.		224,591	16,422,094
Hess Corp.		80,170	6,136,212
Southwestern Energy Co.*		46,980	1,758,461
Suncor Energy, Inc.	CA	103,330	3,956,506
Valero Energy Corp.		124,240	2,872,429

			75,036,047

PAPER & FOREST PRODUCTS – 1.4%
International Paper Co.		293,870	8,005,019

PHARMACEUTICALS – 2.4%
Merck & Co., Inc.		77,048	2,776,810
Pfizer, Inc.		160,310	2,807,028

See Notes to Financial Statements.

SC LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Teva Pharmaceutical Industries, Ltd. ADR	IL	145,450	$7,582,308

			13,166,146

ROAD & RAIL – 2.0%
Hertz Global Holdings, Inc.*		783,630	11,354,799

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.5%
Intel Corp.		284,740	5,988,082
Texas Instruments, Inc.		70,630	2,295,475

			8,283,557

SOFTWARE – 1.7%
Adobe Systems, Inc.*		108,300	3,333,474
Oracle Corp.		189,060	5,917,578

			9,251,052

Total Common Stocks (Cost $420,667,799)			552,063,616

Country Code**	Shares	Value

SHORT TERM INVESTMENTS – 1.2%
MUTUAL FUNDS – 1.2%
State Street Institutional Liquid Reserves Fund (Cost $6,959,082)	6,959,082	$6,959,082

TOTAL INVESTMENTS – 100.1%
(Cost $427,626,881)		559,022,698
Liabilities in excess of other assets – (0.1)%		(562,601)

NET ASSETS – 100.0%		$558,460,097

ADR	American Depositary Receipt

AN	Netherlands Antilles
BM	Bermuda
CA	Canada
IE	Ireland
IL	Israel
PA	Panama

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

Country Code**	Shares	Value

COMMON STOCKS – 98.8%
AEROSPACE & DEFENSE – 1.6%
BE Aerospace, Inc.*	13,600	$503,608
Rockwell Collins, Inc.	36,990	2,155,037

		2,658,645

AIR FREIGHT & LOGISTICS – 2.1%
C.H. Robinson Worldwide, Inc.	14,300	1,146,717
Expeditors International of Washington, Inc.	42,500	2,320,500

		3,467,217

AIRLINES – 1.7%
Southwest Airlines Co.	225,900	2,932,182

AUTOMOBILES – 1.5%
Harley-Davidson, Inc.	74,200	2,572,514

BIOTECHNOLOGY – 2.3%
Amylin Pharmaceuticals, Inc.*	86,520	1,272,709
Regeneron Pharmaceuticals, Inc.*	27,200	892,976
Vertex Pharmaceuticals, Inc.*	48,900	1,712,967

		3,878,652

BUILDING PRODUCTS – 1.6%
Lennox International, Inc.	56,700	2,681,343

CAPITAL MARKETS – 4.4%
Greenhill & Co., Inc.	14,500	1,184,360
SEI Investments Co.	108,700	2,585,973
Stifel Financial Corp.*	25,200	1,563,408
T Rowe Price Group, Inc.	9,550	616,357
Waddell & Reed Financial, Inc., Class A	41,400	1,461,006

		7,411,104

CHEMICALS – 3.0%
CF Industries Holdings, Inc.	17,900	2,419,185
FMC Corp.	18,560	1,482,758
The Sherwin-Williams Co.	14,330	1,200,138

		5,102,081

	Country Code**	Shares	Value

COMMERCIAL BANKS – 3.1%
Huntington Bancshares, Inc.		230,400	$1,582,848
M&T Bank Corp.		31,300	2,724,665
TCF Financial Corp.		64,700	958,207

			5,265,720

COMMERCIAL SERVICES & SUPPLIES – 0.7%
HNI Corp.		39,800	1,241,760

COMMUNICATIONS EQUIPMENT – 3.1%
ADTRAN, Inc.		48,300	1,748,943
Polycom, Inc.*		57,700	2,249,146
Riverbed Technology, Inc.*		34,700	1,220,399

			5,218,488

COMPUTERS & PERIPHERALS – 1.3%
NetApp, Inc.*		39,850	2,190,156

CONSTRUCTION & ENGINEERING – 1.7%
Foster Wheeler AG*	CH	30,400	1,049,408
Jacobs Engineering Group, Inc.*		39,600	1,815,660

			2,865,068

DIVERSIFIED CONSUMER SERVICES – 1.1%
DeVry, Inc.		9,900	475,002
ITT Educational Services, Inc.*		9,200	585,948
Strayer Education, Inc.		5,400	821,988

			1,882,938

DIVERSIFIED FINANCIAL SERVICES – 0.8%
IntercontinentalExchange, Inc.*		11,900	1,417,885

ELECTRIC UTILITIES – 1.4%
Northeast Utilities		73,700	2,349,556

ELECTRICAL EQUIPMENT – 1.0%
Ametek, Inc.		42,750	1,677,938

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.5%
National Instruments Corp.		23,300	877,012

ENERGY EQUIPMENT & SERVICES – 1.2%
ENSCO International PLC ADR	GB	38,100	2,033,778

See Notes to Financial Statements.

SC WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FOOD PRODUCTS – 0.7%
Smithfield Foods, Inc.*		53,700	$1,107,831

GAS UTILITIES – 1.3%
UGI Corp.		68,600	2,166,388

HEALTH CARE EQUIPMENT & SUPPLIES – 3.2%
Beckman Coulter, Inc.		35,500	2,670,665
Edwards Lifesciences Corp.*		18,100	1,463,204
ResMed, Inc.*		39,000	1,350,960

			5,484,829

HEALTH CARE PROVIDERS & SERVICES – 4.4%
AmerisourceBergen Corp.		41,100	1,402,332
Lincare Holdings, Inc.		86,050	2,308,722
Patterson Cos., Inc.		59,500	1,822,485
Universal Health Services, Inc., Class B		42,400	1,841,008

			7,374,547

HOTELS, RESTAURANTS & LEISURE – 0.3%
The Cheesecake Factory, Inc.*		13,900	426,174

HOUSEHOLD DURABLES – 2.3%
NVR, Inc.*		3,416	2,360,524
Tempur-Pedic International, Inc.*		39,300	1,574,358

			3,934,882

INDUSTRIAL CONGLOMERATES – 1.2%
Carlisle Cos., Inc.		49,500	1,967,130

INSURANCE – 3.7%
Brown & Brown, Inc.		84,700	2,027,718
Genworth Financial Inc., Class A*		113,600	1,492,704
Unum Group		74,320	1,800,030
W.R. Berkley Corp.		34,471	943,816

			6,264,268

INTERNET & CATALOG RETAIL – 0.6%
Netflix, Inc.*		5,500	966,350

INTERNET SOFTWARE & SERVICES – 1.5%
VeriSign, Inc.		75,800	2,476,386

IT SERVICES – 3.9%
Gartner, Inc.*		44,900	1,490,680

	Country Code**	Shares	Value

Genpact, Ltd.*	BM	86,800	$1,319,360
Global Payments, Inc.		26,500	1,224,565
Teradata Corp.*		19,200	790,272
The Western Union Co.		96,500	1,792,005

			6,616,882

LEISURE EQUIPMENT & PRODUCTS – 0.8%
Hasbro, Inc.		28,500	1,344,630

LIFE SCIENCES TOOLS & SERVICES – 1.8%
Qiagen NV*	NL	72,510	1,417,571
Waters Corp.*		21,250	1,651,337

			3,068,908

MACHINERY – 4.4%
IDEX Corp.		54,300	2,124,216
Joy Global, Inc.		26,300	2,281,525
PACCAR, Inc.		52,800	3,031,776

			7,437,517

MEDIA – 2.6%
Discovery Communications, Inc., Class A*		61,150	2,549,955
DreamWorks Animation SKG, Inc., Class A*		52,800	1,556,016
Liberty Global, Inc., Class A*		7,000	247,660

			4,353,631

METALS & MINING – 0.9%
Steel Dynamics, Inc.		87,700	1,604,910

MULTI-LINE RETAIL – 0.4%
Big Lots, Inc.*		25,000	761,500

MULTI-UTILITIES – 1.0%
Wisconsin Energy Corp.		29,300	1,724,598

OIL, GAS & CONSUMABLE FUELS – 5.7%
Cobalt International Energy, Inc.*		55,000	671,550
Consol Energy, Inc.		32,300	1,574,302
Denbury Resources, Inc.*		43,000	820,870
El Paso Corp.		74,800	1,029,248
Noble Energy, Inc.		13,500	1,162,080
Overseas Shipholding Group, Inc.		29,100	1,030,722
Peabody Energy Corp.		23,600	1,509,928
SM Energy Co.		11,500	677,695

See Notes to Financial Statements.

SC WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Ultra Petroleum Corp.*	CA	22,800	$1,089,156

			9,565,551

PERSONAL PRODUCTS – 0.5%
The Estee Lauder Cos., Inc., Class A		9,600	774,720

PHARMACEUTICALS – 2.8%
Mylan, Inc.*		81,900	1,730,547
Watson Pharmaceuticals, Inc.*		59,200	3,057,680

			4,788,227

PROFESSIONAL SERVICES – 2.2%
Manpower, Inc.		30,000	1,882,800
Robert Half International, Inc.		57,350	1,754,910

			3,637,710

REAL ESTATE INVESTMENT TRUSTS – 2.0%
Alexandria Real Estate Equities, Inc.		19,400	1,421,244
AMB Property Corp.		29,400	932,274
Public Storage		10,000	1,014,200

			3,367,718

ROAD & RAIL – 2.0%
Con-Way, Inc.		22,150	810,026
JB Hunt Transport Services, Inc.		36,200	1,477,322
Kansas City Southern*		21,400	1,024,204

			3,311,552

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.7%
Altera Corp.		41,100	1,462,338
Analog Devices, Inc.		29,700	1,118,799
Lam Research Corp.*		31,200	1,615,536
Maxim Integrated Products, Inc.		46,800	1,105,416
Xilinx, Inc.		32,900	953,442

			6,255,531

SOFTWARE – 4.9%
Check Point Software Technologies Ltd.*	IL	50,400	2,331,504
Citrix Systems, Inc.*		18,600	1,272,426

	Country Code**	Shares	Value

FactSet Research Systems, Inc.		15,100	$1,415,776
MICROS Systems, Inc.*		33,200	1,456,152
Red Hat, Inc.*		24,650	1,125,273
Salesforce.com, Inc.*		4,800	633,600

			8,234,731

SPECIALTY RETAIL – 3.5%
Advanced Auto Parts, Inc.		11,800	780,570
Aeropostale, Inc.*		41,000	1,010,240
O’Reilly Automotive, Inc.*		14,700	888,174
Penske Automotive Group, Inc.*		92,480	1,611,001
Signet Jewelers, Ltd.*	BM	8,322	361,175
Staples, Inc.		19,900	453,123
Urban Outfitters, Inc.*		21,100	755,591

			5,859,874

THRIFT & MORTGAGE FINANCE – 0.8%
MGIC Investment Corp.*		56,780	578,588
People’s United Financial, Inc.		54,900	769,149

			1,347,737

TRADING COMPANIES & DISTRIBUTORS – 0.1%
MSC Industrial Direct Co., Inc., Class A		3,800	245,822

WATER UTILITIES – 0.3%
Aqua America, Inc.		21,000	472,080

WIRELESS TELECOMMUNICATION SERVICES – 1.2%
American Tower Corp., Class A*		40,600	2,096,584

Total Common Stocks (Cost $135,234,797)			166,763,235

See Notes to Financial Statements.

SC WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 1.3%
REPURCHASE AGREEMENTS – 1.3%
State Street Bank and Trust Company, 0.01%, dated 12/31/10, due 1/3/11 (collateralized by $2,190,000 FHLMC, 0.172%, 6/20/11, with a value of $2,187,810, total to be received $2,142,091) (Amortized cost $2,142,089)	$2,142	$2,142,089

Value

TOTAL INVESTMENTS – 100.1%
(Cost $137,376,886)	$168,905,324
Liabilities in excess of other assets – (0.1)%	(162,496)

NET ASSETS – 100.0%	$168,742,828

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation

BM	Bermuda
CA	Canada
CH	Switzerland
GB	Great Britain
IL	Israel
NL	Netherlands

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$166,763,235	$—	$—	$166,763,235
Short Term Investments Repurchase Agreements	—	2,142,089	—	2,142,089

Total Investments	$166,763,235	$2,142,089	$—	$168,905,324

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 100.1%
AEROSPACE & DEFENSE – 2.1%
Honeywell International, Inc.		49,148	$2,612,708
The Boeing Co.		20,212	1,319,035

			3,931,743

AIR FREIGHT & LOGISTICS – 1.0%
C.H. Robinson Worldwide, Inc.		22,810	1,829,134

AIRLINES – 0.7%
Southwest Airlines Co.		100,776	1,308,072

AUTOMOBILES – 1.4%
Ford Motor Co.*		154,982	2,602,148

BEVERAGES – 0.3%
Anheuser-Busch InBev NV ADR	BE	9,245	527,797

BIOTECHNOLOGY – 0.3%
Amgen, Inc.*		9,422	517,268

CAPITAL MARKETS – 1.5%
The Goldman Sachs Group, Inc.		17,290	2,907,486

COMMERCIAL BANKS – 0.8%
Banco Santander Brasil SA ADS	BR	35,925	488,580
Wells Fargo & Co.		34,790	1,078,142

			1,566,722

COMMUNICATIONS EQUIPMENT – 7.5%
Cisco Systems, Inc.*		410,977	8,314,065
Emulex Corp.*		141,459	1,649,412
Juniper Networks, Inc.*		73,343	2,707,824
Riverbed Technology, Inc.*		45,738	1,608,605

			14,279,906

COMPUTERS & PERIPHERALS – 13.7%
Apple, Inc.*		27,363	8,826,209
Dell, Inc.*		144,544	1,958,571
EMC Corp.*		275,812	6,316,095
NetApp, Inc.*		95,766	5,263,299
QLogic Corp.*		160,254	2,727,523
SanDisk Corp.*		22,083	1,101,059

			26,192,756

	Country Code**	Shares	Value

CONSUMER FINANCE – 0.9%
American Express Co.		40,341	$1,731,436

DIVERSIFIED CONSUMER SERVICES – 0.8%
ITT Educational Services, Inc.*		22,973	1,463,150

ELECTRICAL EQUIPMENT – 1.0%
Emerson Electric Co.		31,803	1,818,177

ENERGY EQUIPMENT & SERVICES – 1.7%
Baker Hughes, Inc.		9,614	549,632
Cameron International Corp.*		24,441	1,239,892
Nabors Industries, Ltd.*	BM	28,360	665,326
Oceaneering International, Inc.*		11,182	823,331

			3,278,181

HEALTH CARE EQUIPMENT & SUPPLIES – 0.8%
Hologic, Inc.*		52,665	991,156
Intuitive Surgical, Inc.*		391	100,780
Stryker Corp.		7,950	426,915

			1,518,851

HEALTH CARE PROVIDERS & SERVICES – 1.7%
Laboratory Corp. of America Holdings*		16,567	1,456,570
UnitedHealth Group, Inc.		52,106	1,881,548

			3,338,118

HOTELS, RESTAURANTS & LEISURE – 2.5%
Carnival Corp.	PA	21,366	985,186
Ctrip.com International, Ltd. ADR*	KY	10,343	418,374
Las Vegas Sands Corp.*		28,117	1,291,976
Starbucks Corp.		64,221	2,063,421

			4,758,957

INDUSTRIAL CONGLOMERATES – 1.8%
General Electric Co.		188,940	3,455,713

INSURANCE – 0.8%
Lincoln National Corp.		57,818	1,607,919

INTERNET & CATALOG RETAIL – 2.6%
Amazon.com, Inc.*		13,462	2,423,160
Expedia, Inc.		60,820	1,525,974
Priceline.com, Inc.*		2,749	1,098,363

			5,047,497

See Notes to Financial Statements.

SC WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

INTERNET SOFTWARE & SERVICES – 3.5%
eBay, Inc.*		32,081	$892,814
Google, Inc., Class A*		8,713	5,175,261
IAC/InterActiveCorp.*		24,454	701,830

			6,769,905

IT SERVICES – 5.0%
Cognizant Technology Solutions Corp., Class A*		11,170	818,649
International Business Machines Corp.		59,692	8,760,398

			9,579,047

LIFE SCIENCES TOOLS & SERVICES – 1.0%
Waters Corp.*		24,162	1,877,629

MACHINERY – 9.4%
Caterpillar, Inc.		65,768	6,159,831
Cummins, Inc.		14,570	1,602,846
Dover Corp.		32,512	1,900,326
Illinois Tool Works, Inc.		29,057	1,551,644
Ingersoll-Rand PLC	IE	28,387	1,336,744
Joy Global, Inc.		27,274	2,366,019
Parker Hannifin Corp.		35,791	3,088,763

			18,006,173

MEDIA – 1.9%
News Corp., Class A		81,388	1,185,009
Omnicom Group, Inc.		54,774	2,508,649

			3,693,658

METALS & MINING – 4.0%
Cliffs Natural Resources, Inc.		23,368	1,822,938
Nucor Corp.		34,982	1,532,911
Rio Tinto PLC ADR	GB	18,415	1,319,619
Teck Resources, Ltd., Class B	CA	48,765	3,015,140

			7,690,608

OIL, GAS & CONSUMABLE FUELS – 4.6%
Anadarko Petroleum Corp.		27,887	2,123,874
Exxon Mobil Corp.		26,135	1,910,991
Occidental Petroleum Corp.		20,302	1,991,626
Valero Energy Corp.		117,200	2,709,664

			8,736,155

	Country Code**	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 9.2%
Altera Corp.		171,472	$6,100,974
Analog Devices, Inc.		70,371	2,650,876
Broadcom Corp., Class A		48,797	2,125,109
Intel Corp.		30,517	641,772
Intersil Corp.		166,155	2,537,187
Xilinx, Inc.		121,036	3,507,623

			17,563,541

SOFTWARE – 12.8%
Adobe Systems, Inc.*		38,431	1,182,906
Autodesk, Inc.*		47,624	1,819,237
BMC Software, Inc.*		31,389	1,479,677
Check Point Software Technologies Ltd.*	IL	45,155	2,088,870
Citrix Systems, Inc.*		25,683	1,756,974
Longtop Financial Technologies, Ltd. ADR*	KY	18,207	658,729
Microsoft Corp.		219,493	6,128,245
Oracle Corp.		205,400	6,429,020
Red Hat, Inc.*		36,470	1,664,856
VMware, Inc., Class A*		13,825	1,229,181

			24,437,695

SPECIALTY RETAIL – 3.5%
Advanced Auto Parts, Inc.		24,095	1,593,884
Aeropostale, Inc.*		18,293	450,740
Ross Stores, Inc.		25,887	1,637,353
The Buckle, Inc.		12,961	489,537
The Home Depot, Inc.		43,352	1,519,921
TJX Cos., Inc.		24,669	1,095,057

			6,786,492

TEXTILES, APPAREL & LUXURY GOODS – 1.3%
Coach, Inc.		36,616	2,025,231
Lululemon Athletica, Inc.*		7,066	483,456

			2,508,687

Total Common Stocks (Cost $155,003,855)			191,330,621

See Notes to Financial Statements.

SC WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 0.1%
REPURCHASE AGREEMENTS – 0.1%
State Street Bank and Trust Company, 0.01%, dated 12/31/10, due 1/3/11 (collateralized by $85,000 FHLMC, 0.172%, 6/20/11, with a value of $84,915, total to be received $80,092) (Amortized cost $80,092)	$80	$80,092

Value

TOTAL INVESTMENTS – 100.2%
(Cost $155,083,947)	$191,410,713
Liabilities in excess of other assets – (0.2)%	(290,560)

NET ASSETS – 100.0%	$191,120,153

ADR	American Depositary Receipt
ADS	American Depositary Shares
FHLMC	Federal Home Loan Mortgage Corporation

BE	Belgium
BM	Bermuda
BR	Brazil
CA	Canada
GB	Great Britain
IE	Ireland
IL	Israel
KY	Cayman Islands
PA	Panama

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$191,330,621	$—	$—	$191,330,621
Short Term Investments Repurchase Agreements	—	80,092	—	80,092

Total Investments	$191,330,621	$80,092	$—	$191,410,713

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SUN CAPITAL GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 96.8%
REAL ESTATE INVESTMENT TRUSTS – 66.4%
DIVERSIFIED – 8.0%
British Land Co. PLC	GB	311,136	$2,544,307
CapLease, Inc.		104,884	610,425
Cousins Properties, Inc.		285,459	2,380,728
Land Securities Group PLC	GB	261,789	2,750,965
Stockland	AU	1,810,244	6,665,465
Vornado Realty Trust		64,576	5,381,118

			20,333,008

INDUSTRIAL – 5.6%
DuPont Fabros Technology, Inc.		146,906	3,124,690
Goodman Group	AU	4,216,915	2,803,490
ProLogis		71,338	1,030,121
Segro PLC	GB	1,630,180	7,279,178

			14,237,479

MORTGAGE – 1.4%
Starwood Property Trust, Inc.		165,951	3,564,627

OFFICE – 10.8%
Alexandria Real Estate Equities, Inc.		26,068	1,909,742
BioMed Realty Trust, Inc.		263,944	4,922,556
Boston Properties, Inc.		31,370	2,700,957
Digital Realty Trust, Inc.		81,784	4,215,147
Douglas Emmett, Inc.		95,430	1,584,138
Duke Realty Corp.		134,146	1,671,459
Mack-Cali Realty Corp.		65,050	2,150,553
Nippon Building Fund, Inc.	JP	266	2,729,129
Parkway Properties, Inc.		246,025	4,310,358
SL Green Realty Corp.		20,511	1,384,698

			27,578,737

	Country Code**	Shares	Value

RESIDENTIAL – 5.7%
Associated Estates Realty Corp.		40,173	$614,245
Equity Lifestyle Properties, Inc.		67,413	3,770,409
Equity Residential		30,059	1,561,565
Home Properties, Inc.		73,303	4,067,584
Mid-America Apartment Communities, Inc.		69,586	4,418,015

			14,431,818

RETAIL – 23.1%
CFS Retail Property Trust	AU	2,575,803	4,636,776
Corio NV	NL	72,930	4,679,367
Federal Realty Investment Trust		17,027	1,326,914
Hammerson PLC	GB	181,596	1,181,202
Japan Retail Fund Investment Corp.	JP	904	1,733,622
Kimco Realty Corp.		123,370	2,225,595
Klepierre	FR	97,077	3,501,899
Mercialys SA	FR	58,411	2,193,335
Ramco-Gershenson Properties Trust		104,018	1,295,024
Simon Property Group, Inc.		100,707	10,019,340
Tanger Factory Outlet Centers, Inc.		36,914	1,889,628
Taubman Centers, Inc.		49,044	2,475,741
The Link REIT	HK	1,973,214	6,130,753
Unibail-Rodamco	FR	30,859	6,103,058
Westfield Group	AU	758,742	7,434,478
Westfield Retail Trust*	AU	758,742	1,994,427

			58,821,159

SPECIALIZED – 11.8%
Big Yellow Group PLC	GB	349,648	1,910,156
Entertainment Properties Trust		90,098	4,167,033
HCP, Inc.		36,061	1,326,684
Medical Properties Trust, Inc.		520,779	5,640,037
Nationwide Health Properties, Inc.		32,515	1,182,896

See Notes to Financial Statements.

SUN CAPITAL GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Plum Creek Timber Co., Inc.		65,252	$2,443,687
Public Storage		50,605	5,132,359
Ventas, Inc.		48,987	2,570,838
Weyerhaeuser Co.		303,351	5,742,434

			30,116,124

			169,082,952

REAL ESTATE MANAGEMENT & DEVELOPMENT – 30.4%
DIVERSIFIED REAL ESTATE ACTIVITIES – 20.8%
Beni Stabili S.p.A	IT	2,430,205	2,055,657
Capitaland Ltd.	SG	2,200,367	6,360,978
Hang Lung Properties Ltd.	HK	918,944	4,273,856
Henderson Land Development Co., Ltd.	HK	516,067	3,515,560
Mitsubishi Estate Co. Ltd.	JP	363,207	6,737,157
Mitsui Fudosan Co., Ltd.	JP	348,846	6,956,296
New World Development, Ltd.	HK	1,219,602	2,293,971
Sun Hung Kai Properties Ltd.	HK	740,254	12,247,410
Tokyo Tatemono Co., Ltd.	JP	714,569	3,309,249
Wharf Holdings Ltd.	HK	661,721	5,090,947

			52,841,081

	Country Code**	Shares	Value

REAL ESTATE OPERATING COMPANIES – 9.6%
Atrium European Real Estate Ltd.	JE	1,174,524	$6,858,786
BR Malls Participacoes SA	BR	709,523	7,308,942
Capital & Counties Properties PLC	GB	876,868	2,060,256
Global Logistic Properties Ltd.*	SG	1,820,586	3,064,219
NTT Urban Development Corp.	JP	3,382	3,332,430
PSP Swiss Property AG*	CH	21,844	1,752,193

			24,376,826

			77,217,907

Total Common Stocks (Cost $195,183,401)			246,300,859

SHORT TERM INVESTMENTS – 2.9%
MUTUAL FUNDS – 2.9%
Federated Prime Obligation Fund		3,332,919	3,332,919
State Street Institutional Liquid Reserves Fund		4,043,159	4,043,159

Total Short Term Investments (Cost $7,376,078)			7,376,078

TOTAL INVESTMENTS – 99.7%
(Cost $202,559,479)			253,676,937
Other assets less liabilities – 0.3%			803,969

NET ASSETS – 100.0%			$254,480,906

REIT	Real Estate Investment Trust

AU	Australia
BR	Brazil
CH	Switzerland
FR	France
GB	Great Britain
HK	Hong Kong
IT	Italy
JE	Jersey
JP	Japan
NL	Netherlands
SG	Singapore

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

Distribution of investments by country of issuer, as a percentage of net assets, is as follows. Figures may not total to 100% due to the exclusion of the Fund’s other assets and liabilities. (Unaudited)

United States	43.2%
Hong Kong	13.2
Japan	9.8
Australia	9.2
Great Britain	7.0
France	4.7
Singapore	3.7
Brazil	2.9
Jersey	2.7
Other (individually less than 2%)	3.3

See Notes to Financial Statements.

SUN CAPITAL GLOBAL REAL ESTATE FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Real Estate Investment Trusts
Diversified	$8,372,271	$11,960,737	$—	$20,333,008
Industrial	4,154,811	10,082,668	—	14,237,479
Mortgage	3,564,627	—	—	3,564,627
Office	24,849,608	2,729,129	—	27,578,737
Residential	14,431,818	—	—	14,431,818
Retail	19,232,242	39,588,917	—	58,821,159
Specialized	28,205,968	1,910,156	—	30,116,124

Total Real Estate Investment Trusts	102,811,345	66,271,607	—	169,082,952

Real Estate Management & Development
Diversified Real Estate Activities	—	52,841,081	—	52,841,081
Real Estate Operating Companies	—	24,376,826	—	24,376,826

Total Real Estate Management & Development	—	77,217,907	—	77,217,907

Total Common Stocks	102,811,345	143,489,514	—	246,300,859

Short Term Investments
Mutual Funds	7,376,078	—	—	7,376,078

Total Investments	$110,187,423	$143,489,514	$—	$253,676,937

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC IBBOTSON TACTICAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Shares	Value

EXCHANGE TRADED FUNDS – 99.4%
iShares MSCI EAFE Index Fund	264,957	$15,428,446
iShares Russell 1000 Value Index Fund	458,835	29,764,626
iShares Russell 2000 Growth Index Fund	24,867	2,173,873
iShares Russell 2000 Index Fund	687,391	53,774,598
iShares Russell Midcap Growth Index Fund	938,480	53,183,662
iShares S&P 500 Index Fund	392,931	49,607,539
SPDR S&P 500 ETF Trust	358,500	45,092,130
SPDR S&P Midcap 400 ETF Trust	70,698	11,642,547
Vanguard Emerging Markets ETF	1,143,317	55,050,713
Vanguard Europe Pacific ETF	1,258,407	45,491,413
Vanguard FTSE All-World Ex-US Index Fund	286,105	13,655,792
Vanguard REIT ETF	821,560	45,489,777
Vanguard Small-Cap ETF	123,082	8,939,446
Vanguard Total Bond Market ETF	292,744	23,498,561

Total Exchange Traded Funds (Cost $436,107,867)		452,793,123

	Shares	Value

SHORT TERM INVESTMENTS – 0.3%
MUTUAL FUNDS – 0.3%
State Street Institutional Liquid Reserves Fund (Cost $1,253,763)	1,253,763	$1,253,763

TOTAL INVESTMENTS – 99.7%
(Cost $437,361,630)		454,046,886
Other assets less liabilities – 0.3%		1,375,985

NET ASSETS – 100.0%		$455,422,871

ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard and Poor’s Depositary Receipts

(1)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.1%
Airplanes Pass Through Trust, Series D (1) 10.88%, 3/15/12		$494	$—	**
SLM Student Loan Trust, Series 2008-5, Class A2 (2) 1.39%, 10/25/16		151	152,757
SLM Student Loan Trust, Series 2008-5, Class A4 (2) 1.99%, 7/25/23		215	223,618

Total Asset Backed Securities (Cost $628,262)			376,375

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0% +
Federal National Mortgage Association, Series 2002-53, Class PD 6.00%, 1/25/32 (Cost $120,550)		119	123,173

COMMERCIAL MORTGAGE BACKED SECURITIES – 3.0%
Banc of America Mortgage Securities, Inc., Series 2003-H, Class 2A3 (2) 3.11%, 9/25/33		731	717,146
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A3 5.79%, 9/11/42		1,000	1,071,984
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-C1, Class A3 (2) 5.22%, 7/15/44		750	795,400

	Country Code*	Principal Amount (000)	Value

Commercial Mortgage Asset Trust, Series 1999-C1, Class F (3) 6.25%, 1/17/32		$400	$369,131
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class A2 4.08%, 5/10/36		800	829,664
GS Mortgage Securities Corp., Series 2005-GG4, Class AJ 4.78%, 7/10/39		700	621,439
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5 Mortgage Certificate, Class A3 (2) 5.23%, 12/15/44		550	577,944
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7 Mortgage Certificate, Class AM (2) 5.87%, 4/15/45		500	518,501
Morgan Stanley Capital I, Series 2003-IQ4, Class A2 4.07%, 5/15/40		4,219	4,372,157
Morgan Stanley Capital I, Series 2004-T15, Class B (2) 5.30%, 6/13/41		1,500	1,496,056

Total Commercial Mortgage Backed Securities (Cost $11,206,969)			11,369,422

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

CORPORATE DEBT OBLIGATIONS – 57.8%
AEROSPACE & DEFENSE – 0.8%
L-3 Communications Corp. 6.38%, 10/15/15		$3,000	$3,090,000

AUTOMOTIVE – 3.0%
American Honda Finance Corp. (3) 2.38%, 3/18/13		2,500	2,542,020
Ford Motor Credit Co. LLC 3.04%, 1/13/12 (2)		2,000	2,017,600
5.63%, 9/15/15		3,000	3,106,443
Hyundai Capital America (3) 3.75%, 4/6/16		3,500	3,437,441

			11,103,504

BANKS – 8.6%
Barclays Bank PLC 2.50%, 1/23/13	GB	3,000	3,048,705
Countrywide Financial Corp. 6.25%, 5/15/16		325	333,283
Huntington Capital (2) 6.65%, 5/15/37		300	282,734
ING Bank NV (3) 2.00%, 10/18/13	NL	10,000	9,880,700
Lloyds Banking Group PLC (2)(3) 5.92%, 10/1/15	GB	500	347,500
Lloyds TSB Bank PLC (3) 6.50%, 9/14/20	GB	4,050	3,726,130
Merrill Lynch & Co., Inc. 5.70%, 5/2/17		400	401,344
National Australia Bank Ltd. (3) 1.70%, 12/10/13	AU	7,000	6,939,492
Royal Bank of Scotland PLC (2) 1.04%, 9/29/15	GB	2,500	2,102,917
UBS AG 2.25%, 8/12/13	CH	5,000	5,042,670

			32,105,475

	Country Code*	Principal Amount (000)	Value

BROKERAGE – 1.1%
Jefferies Group, Inc. 3.88%, 11/9/15		$3,500	$3,440,164
6.25%, 1/15/36		500	447,899

			3,888,063

BUILDING MATERIALS – 0.1%
C10 Capital SPV., Ltd. (2)(3) 6.72%, 12/31/16	VG	650	453,519

CABLE – 1.3%
DIRECTV Holdings LLC 7.63%, 5/15/16		4,000	4,435,000
Time Warner Entertainment Co. 10.15%, 5/1/12		500	555,210

			4,990,210

CHEMICALS – 0.9%
The Dow Chemical Co. 4.25%, 11/15/20		3,650	3,496,328

CONSUMER PRODUCTS – 0.8%
Jarden Corp. 6.13%, 11/15/22		3,200	3,056,000

DIVERSIFIED – 0.8%
Noble Group Ltd. (3) 4.88%, 8/5/15	BM	3,000	3,089,454

DIVERSIFIED MANUFACTURING – 1.1%
Snap-on, Inc. 4.25%, 1/15/18		4,000	4,015,808

ELECTRIC UTILITIES – 4.6%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19 (3)		1,500	1,509,811
8.25%, 4/15/12 (3)		750	804,665
Ameren Corp. 8.88%, 5/15/14		4,000	4,500,676
Centerpoint Energy, Inc. 6.50%, 5/1/18		750	835,066
CMS Energy Corp. 5.05%, 2/15/18		5,000	4,943,920
Georgia Power Co. (2) 0.62%, 3/15/13		2,500	2,512,332

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Toledo Edison Co. 7.25%, 5/1/20		$1,850	$2,186,811

			17,293,281

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.0%
Arrow Electronics, Inc. 5.13%, 3/1/21		3,500	3,346,472
Jabil Circuit, Inc. 5.63%, 12/15/20		3,000	2,947,500
7.75%, 7/15/16		1,000	1,122,500

			7,416,472

FINANCIALS – 4.2%
Caisse centrale Desjardins du Quebec (3) 1.70%, 9/16/13	CA	5,000	4,994,055
Discover Financial Services 6.45%, 6/12/17		2,650	2,759,183
General Electric Capital Corp. 2.25%, 11/9/15		5,000	4,806,775
International Lease Finance Corp. (3) 8.63%, 9/15/15		3,000	3,225,000

			15,785,013

GAMING – 0.3%
Mashantucket Western Pequot Tribe (1)(3) 8.50%, 11/15/15		1,000	131,250
Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		1,000	1,082,500

			1,213,750

GAS & PIPELINE UTILITIES – 2.2%
Enterprise Products Operating LP (2) 7.03%, 1/15/68		3,000	3,112,500
Florida Gas Transmission Co. LLC (3) 7.90%, 5/15/19		3,500	4,231,458
Southern Union Co. (2) 7.20%, 11/1/66		380	350,075

	Country Code*	Principal Amount (000)	Value

TransCanada PipeLines Ltd. (2) 6.35%, 5/15/67	CA	$600	$592,462

			8,286,495

HEALTH CARE – PRODUCTS – 1.1%
St. Jude Medical, Inc. 2.50%, 1/15/16		4,000	3,948,460

HOME CONSTRUCTION – 0.2%
KB Home & Broad Home Corp. 6.38%, 8/15/11		650	659,750

HOTELS, RESTAURANTS & LEISURE – 1.1%
Wyndham Worldwide Corp. 5.75%, 2/1/18		4,000	4,067,344

INSURANCE – 4.1%
Assured Guaranty US Holdings, Inc. (2) 6.40%, 12/15/66		600	456,000
CNA Financial Corp. 5.88%, 8/15/20		4,600	4,580,096
Humana, Inc. 6.45%, 6/1/16		500	546,950
Liberty Mutual Group, Inc. (3) 7.80%, 3/15/37		750	738,750
Metropolitan Life Global Funding I (3) 2.50%, 9/29/15		5,000	4,927,405
Unitrin, Inc. 6.00%, 11/30/15		4,000	4,045,408

			15,294,609

MACHINERY – 0.3%
Case New Holland, Inc. 7.75%, 9/1/13		1,000	1,075,000

MANUFACTURING – DIVERSIFIED – 1.3%
Ingersoll Rand Global Holding Co., Ltd. 9.50%, 4/15/14	BM	1,750	2,108,246
Textron, Inc. 7.25%, 10/1/19		2,500	2,864,878

			4,973,124

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

METALS & MINING – 1.6%
ArcelorMittal 9.85%, 6/1/19	LU	$2,137	$2,700,783
Teck Resources, Ltd. 10.75%, 5/15/19	CA	2,500	3,250,000

			5,950,783

OFFICE EQUIPMENT – 1.1%
Xerox Corp. 6.75%, 2/1/17		3,500	4,044,194

OIL & GAS – EXPLORATION & PRODUCTION – 1.8%
Anadarko Petroleum Corp. 6.20%, 3/15/40		4,000	3,904,728
Motiva Enterprises LLC (3) 6.85%, 1/15/40		2,500	2,905,632

			6,810,360

OIL FIELD SERVICES – 1.0%
Pride International, Inc. 8.50%, 6/15/19		3,200	3,640,000

PAPER PRODUCTS – 1.0%
Plum Creek Timberlands LP 4.70%, 3/15/21		4,000	3,806,844

PIPELINES – 1.9%
El Paso Pipeline Partners Operating Co. LP 6.50%, 4/1/20		2,000	2,098,382
Kinder Morgan Finance Co., LLC (3) 6.00%, 1/15/18		5,000	4,912,500

			7,010,882

REAL ESTATE INVESTMENT TRUSTS – 3.5%
Developers Diversified Realty Corp. 7.88%, 9/1/20		4,000	4,479,432
Dexus Finance Property, Ltd. (3) 7.13%, 10/15/14	AU	4,400	4,857,662
National Retail Properties, Inc. 6.25%, 6/15/14		550	589,236

	Country Code*	Principal Amount (000)	Value

Prologis 6.63%, 5/15/18		$1,750	$1,858,138
Reckson Operating Partnership 5.15%, 1/15/11		700	700,341
Simon Property Group LP 5.75%, 5/1/12		550	573,012

			13,057,821

RETAIL – 0.8%
Controladora Comercial Mexicana S.A. de C.V. (1) 6.63%, 6/1/15	MX	600	360,000
QVC, Inc. (3) 7.13%, 4/15/17		2,500	2,618,750

			2,978,750

TELECOMMUNICATIONS – 3.8%
American Tower Corp. 7.25%, 5/15/19		4,000	4,520,128
Frontier Communications Corp. 8.25%, 4/15/17		2,500	2,743,750
Nextel Communications, Inc. Series C 5.95%, 3/15/14		3,000	2,947,500
Telecom Italia Capital SpA 7.18%, 6/18/19	LU	3,500	3,744,765

			13,956,143

TRANSPORTATION – 1.4%
GATX Corp. 3.50%, 7/15/16		3,000	2,971,446
4.75%, 5/15/15		2,000	2,093,570

			5,065,016

Total Corporate Debt Obligations (Cost $212,833,222)			215,622,452

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

RESIDENTIAL NON-AGENCY MORTGAGE BACKED SECURITIES – 2.0%
JP Morgan Mortgage Trust, Series 2003-A1, Class 1A1 (2) 2.34%, 10/25/33		$938	$928,291
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1 (2) 2.88%, 6/25/35		37	31,858
JP Morgan Mortgage Trust, Series 2005-A5, Class TA1 (2) 5.42%, 8/25/35		712	697,702
Master Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1 (2) 3.13%, 1/25/36		160	140,124
MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A (2) 4.53%, 5/25/36		1,934	1,808,916
Residential Accredited Loans, Inc., Series 2005-QA7, Class A22 (2) 3.18%, 7/25/35		776	565,776
Wamu Mortgage Pass Through Certificates, Series 2003-AR10, Class A7 (2) 2.62%, 10/25/33		371	358,376
Wamu Mortgage Pass Through Certificates, Series 2004-AR14, Class A1 (2) 2.59%, 1/25/35		1,199	1,168,667

	Country Code*	Principal Amount (000)	Value

Wamu Mortgage Pass Through Certificates, Series AR18, Class 3A2 (2) 5.56%, 1/25/36		$211	$111,235
Wells Fargo Mortgage Backed Securities Trust, Series 2004-AA, Class A1 (2) 4.97%, 12/25/34		648	633,625
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2 (2) 4.47%, 7/25/34		969	997,024

Total Residential Non-Agency Mortgage Backed Securities (Cost $7,167,194)			7,441,594

U.S. GOVERNMENT GUARANTEED NOTES – 2.3%
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1A (2)(3) 0.81%, 2/25/48		1,562	1,563,963
NCUA Guaranteed Notes, Series 2010-C1, Class A2 2.90%, 10/29/20		2,000	1,944,555
NCUA Guaranteed Notes, Series 2010-R3, Class 3A 2.40%, 12/8/20		4,000	3,935,000
TLGP General Electric Capital Corp. (2) 0.38%, 3/11/11		1,000	1,000,402

Total U.S. Government Guaranteed Notes (Cost $8,546,548)			8,443,920

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 41.3%
Federal Home Loan Mortgage Corp.
2.60%, 8/1/32 (2)		35	34,994
4.50%, 3/1/23		4,000	4,185,000

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

5.00%, 9/1/19		$148	$157,430
5.00%, 11/1/19		289	308,959
5.00%, TBA (4)		33,900	35,552,625
5.50%, 10/1/17		75	80,776
5.50%, 11/1/17		153	164,461
5.50%, 6/1/33		149	160,474
5.50%, 9/1/37		588	627,436
5.50%, 5/1/38		102	109,054
5.50%, 2/1/39		168	179,326
6.00%, 1/1/17		48	51,854
6.00%, 2/1/29		11	12,230
6.00%, 8/1/37		380	411,758
6.50%, 10/1/16		32	34,815
6.50%, 11/1/16		4	3,946
6.50%, 9/1/34		208	232,513
7.00%, 11/1/29		17	19,092
7.00%, 1/1/31		6	6,453
7.00%, 4/1/31		4	4,001
7.00%, 8/1/31		77	87,820
7.50%, 3/1/30		4	4,175
7.50%, 12/1/30		16	18,402
Federal National Mortgage Association
4.00%, 7/1/24		5,000	5,157,032
4.50%, 6/1/19		632	668,998
4.50%, TBA (4)		20,000	20,528,120
5.00%, 6/1/18		194	207,278
5.00%, 7/1/20		408	436,524
5.00%, 10/1/20		183	195,424
5.00%, 12/1/20		101	107,690
5.00%, 10/1/35		29	30,446
5.00%, 5/1/36		1,239	1,291,379
5.00%, 7/1/36		334	352,646
5.00%, 9/1/39		10,377	10,917,190
5.00%, TBA (4)		28,000	29,435,000
5.50%, 3/1/22		148	159,357
5.50%, 12/1/32		560	603,024
5.50%, 6/1/35		663	713,523
5.50%, 8/1/35		393	422,954
5.50%, 6/1/37		1,007	1,078,493
5.50%, 11/1/38		5,473	5,860,021
6.00%, 12/1/13		2	1,694
6.00%, 11/1/16		10	10,928
6.00%, 1/25/32		634	698,420
6.00%, 12/1/36		374	407,307
6.00%, 11/1/37		291	316,340
6.00%, 10/1/38		188	204,691
8.00%, 8/1/30		3	3,100
Government National Mortgage Association
5.50%, 12/15/38		3,875	4,191,979

	Country Code*	Principal Amount (000)	Value

6.00%, 8/15/16		$22	$23,792
6.00%, TBA (4)		300	329,859
6.50%, 9/15/31		46	52,004
6.50%, 3/15/32		36	41,028
6.50%, 9/15/32		71	80,905
6.50%, 10/15/32		118	133,525
7.00%, 12/15/14		13	14,577
7.00%, 2/15/28		13	14,909
7.50%, 3/15/30		3	3,375
7.50%, 9/15/30		11	13,286
U.S. Treasury Inflation Indexed Bonds
1.88%, 7/15/13		1,191	1,269,751
2.00%, 1/15/14		6,214	6,671,318
U.S. Treasury Notes
2.38%, 3/31/16		5,000	5,063,280
3.50%, 2/15/18		500	525,977
3.50%, 5/15/20		7,780	7,969,676
4.25%, 11/15/14		5,000	5,527,735

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $151,863,698)			154,182,149

SHORT TERM INVESTMENTS – 15.7%
COMMERCIAL PAPER (5) – 9.4%
Coca-Cola Co. (3) 0.22%, 3/11/11		5,000	4,997,850
FCAR Owner Trust 0.27%, 1/18/11		5,000	4,999,362
PepsiCo, Inc.
0.16%, 2/4/11 (3)		2,000	1,999,698
0.17%, 1/10/11 (3)		6,000	5,999,745
Philip Morris International, Inc.
0.20%, 1/19/11 (3)		1,000	999,900
0.22%, 1/25/11 (3)		6,000	5,999,120
The Procter & Gamble Co. (3) 0.22%, 1/20/11		2,400	2,399,721
Thunder Bay Funding LLC (3) 0.25%, 1/18/11		2,500	2,499,705
Toyota Motor Credit Corp. 0.24%, 1/20/11		5,000	4,999,367

Total Commercial Paper (Cost $34,894,509)			34,894,468

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

FOREIGN GOVERNMENT OBLIGATIONS (5) – 1.1%
Province of Quebec (3) 0.19%, 2/4/11 (Amortized cost $3,999,282)	CA	$4,000	$3,999,282

FOREIGN GOVERNMENT SPONSORED COMMERCIAL PAPER (5) – 2.1%
European Investment Bank SNAT 0.30%, 3/25/11		5,000	4,996,550
Kreditanstalt fuer Wiederaufbau (3) 0.19%, 2/1/11	DE	3,000	2,999,509

Total Foreign Government Sponsored Commercial Paper (Cost $7,996,051)			7,996,059

U.S. GOVERNMENT AGENCY OBLIGATION (5) – 0.5%
Federal National Mortgage Association, Discount Note 0.12%, 1/18/11 (Amortized cost $1,999,887)		2,000	1,999,887

Country Code*	Shares	Value

MUTUAL FUNDS – 2.6%
Federated Prime Obligation Fund	3,086,407	$3,086,407
State Street Institutional Liquid Reserves Fund	6,492,111	6,492,111

Total Mutual Funds (Cost $9,578,518)		9,578,518

Total Short Term Investments (Cost $58,468,247)		58,468,214

TOTAL INVESTMENTS – 122.2%
(Cost $450,834,690)		456,027,299
Liabilities in excess of other assets – (22.2)%		(82,912,941)

NET ASSETS – 100.0%		$373,114,358

FDIC	Federal Deposit Insurance Corporation
NCUA	National Credit Union Administration
SNAT	Supranational
TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. At the period end, total market value of the TBA securities amounts to $85,845,604 which represents approximately 23.0% of net assets.
TLGP	Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the Federal Deposit Insurance Corporation guarantees principal and interest in the event of payment default or bankruptcy until the earlier of maturity date of the debt or until June 30, 2012.

AU	Australia
BM	Bermuda
CA	Canada
CH	Switzerland
DE	Germany
GB	Great Britain
LU	Luxembourg
MX	Mexico
NL	Netherlands
VG	British Virgin Islands

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

*	Unless otherwise noted the issuer country code for all securities is United States.
**	Security is fair valued by management.
+	Amount is less than 0.05%.
(1)	Security is in default and is non-income producing.
(2)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(3)	Eligible for resale under rule 144A or exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At the period end, the value of these securities amounted to $100,100,818, representing 26.8% of net assets.
(4)	Security (or a portion thereof) has been purchased on a delayed delivery or when-issued basis.
(5)	Interest rates represent annualized yield at date of purchase.
(6)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Asset Backed Securities	$—	$376,375	$—	*	$376,375
Collateralized Mortgage Obligations	—	123,173	—		123,173
Commercial Mortgage Backed Securities	—	11,369,422	—		11,369,422
Corporate Debt Obligations (a)	—	215,622,452	—		215,622,452
Residential Non-Agency Mortgage Backed Securities	—	7,441,594	—		7,441,594
U.S. Government Guaranteed Notes	—	8,443,920	—		8,443,920
U.S. Treasury and U.S. Government Agency Obligations	27,027,737	127,154,412	—		154,182,149
Short Term Investments
Commercial Paper	—	34,894,468	—		34,894,468
Foreign Government Obligations	—	3,999,282	—		3,999,282
Foreign Government Sponsored Commercial Paper	—	7,996,059	—		7,996,059
U.S. Government Agency Obligation	—	1,999,887	—		1,999,887
Mutual Funds	9,578,518	—	—		9,578,518

Total Short Term Investments	9,578,518	48,889,696	—		58,468,214

Total Investments	$36,606,255	$419,421,044	$—	*	$456,027,299

†	See Note 2b in the Notes to Financial Statements for additional information.
*	The only investment held by the Fund whose fair value was determined using Level 3 inputs had a value of $0 and $0 at December 31, 2009, and December 31, 2010.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SUN CAPITAL MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

COMMERCIAL PAPER (1) – 46.3%
Bank of America Corp. 0.25%, 1/6/11		$4,500	$4,499,844
Bank of Montreal 0.20%, 1/27/11	CA	2,500	2,499,639
0.20%, 2/25/11	CA	2,500	2,499,236
Barclays U.S. Funding LLC 0.20%, 1/18/11		3,000	2,999,717
0.28%, 2/7/11		2,000	1,999,424
Caterpillar Financial Services Corp. 0.18%, 2/8/11		2,800	2,799,468
0.19%, 1/5/11		4,200	4,199,911
Coca-Cola Co. 0.20%, 1/10/11 (2)		3,000	2,999,850
0.22%, 3/11/11 (2)		1,000	999,578
0.23%, 4/4/11 (2)		3,000	2,998,218
FCAR Owner Trust 0.28%, 1/3/11		4,000	3,999,938
HSBC Finance Corp. 0.21%, 2/25/11		5,000	4,998,396
International Business Machine Corp. 0.14%, 1/7/11 (2)		3,900	3,899,909
0.16%, 1/4/11 (2)		2,000	1,999,973
Nestle Capital Corp. 0.15%, 2/7/11 (2)		3,500	3,499,460
0.17%, 3/11/11 (2)		2,000	1,999,348
0.20%, 3/15/11 (2)		1,500	1,499,392
PepsiCo, Inc. 0.16%, 2/4/11 (2)		2,000	1,999,698
0.17%, 1/10/11 (2)		2,000	1,999,915
0.17%, 2/1/11 (2)		3,000	2,999,561
Philip Morris International, Inc. 0.20%, 1/19/11 (2)		3,000	2,999,700
0.22%, 1/25/11 (2)		4,000	3,999,413
Rabobank USA Financial Corp. 0.21%, 2/23/11		1,758	1,757,456
The Procter & Gamble Co. 0.20%, 2/22/11 (2)		1,000	999,711
0.22%, 1/20/11 (2)		5,600	5,599,350
Thunder Bay Funding LLC 0.25%, 1/18/11 (2)		5,000	4,999,410

	Country Code*	Principal Amount (000)	Value

Toyota Motor Credit Corp. 0.23%, 2/16/11		$1,700	$1,699,500
0.24%, 1/20/11		3,000	2,999,620
UBS Finance Delaware LLC 0.20%, 1/3/11		4,000	3,999,956

Total Commercial Paper (Amortized cost $86,444,591)			86,444,591

FOREIGN GOVERNMENT OBLIGATIONS (1) – 11.0%
Canadian Wheat Board 0.18%, 2/9/11	CA	5,000	4,999,025
Export Development Canada 0.13%, 1/7/11	CA	1,500	1,499,968
Province of Ontario 0.17%, 1/14/11	CA	7,000	6,999,570
Province of Quebec 0.19%, 1/28/11 (2)	CA	1,000	999,858
0.19%, 2/4/11 (2)	CA	6,000	5,998,923

Total Foreign Government Obligations (Amortized cost $20,497,344)			20,497,344

FOREIGN GOVERNMENT SPONSORED COMMERCIAL PAPER (1) – 4.8%
European Investment Bank SNAT 0.30%, 3/25/11		5,000	4,996,542
Kreditanstalt fuer Wiederaufbau 0.19%, 2/1/11 (2)	DE	2,500	2,499,591
0.20%, 2/14/11 (2)	DE	1,500	1,499,633

Total Foreign Government Sponsored Commercial Paper (Amortized cost $8,995,766)			8,995,766

U.S. GOVERNMENT GUARANTEED NOTES – 10.2%
TLGP General Electric Capital Corp. 0.38%, 3/11/11 (3)		7,000	7,000,000
TLGP Goldman Sachs Group, Inc. 0.38%, 3/15/11 (3)		12,000	12,000,000

Total U.S. Government Guaranteed Notes (Amortized cost $19,000,000)			19,000,000

See Notes to Financial Statements.

SUN CAPITAL MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS (1) – 20.3%
Federal Home Loan Mortgage Corp. Discount Notes 0.12%, 2/22/11		$2,000	$1,999,653
0.14%, 1/31/11		2,305	2,304,731
Federal National Mortgage Association Discount Notes 0.12%, 1/18/11		2,000	1,999,887
0.12%, 1/24/11		610	609,953
0.13%, 2/17/11		4,000	3,999,321
0.14%, 1/18/11		1,570	1,569,896
0.15%, 1/12/11		605	604,972
0.16%, 1/18/11		2,718	2,717,795
U.S. Treasury Bills 0.07%, 1/20/11		5,000	4,999,829
0.10%, 3/31/11		5,140	5,138,729
0.14%, 2/17/11		3,900	3,899,302
0.14%, 3/17/11		5,000	4,998,542
0.16%, 3/3/11		3,000	2,999,187

Total U.S. Treasury and U.S. Government Agency Obligations (Amortized cost $37,841,797)			37,841,797

	Shares	Value

MUTUAL FUNDS – 7.6%
Federated Prime Obligation Fund	5,846,880	$5,846,880
State Street Institutional Liquid Reserves Fund	8,290,896	8,290,896

Total Mutual Funds (Cost $14,137,776)		14,137,776

TOTAL INVESTMENTS – 100.2%
(Cost $186,917,274)		186,917,274
Liabilities in excess of other assets – (0.2)%		(431,249)

NET ASSETS – 100.0%		$186,486,025

SNAT	Supranational
TLGP	Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the Federal Deposit Insurance Corporation guarantees principal and interest in the event of payment default or bankruptcy until the earlier of maturity date of the debt or until June 30, 2012.

CA	Canada
DE	Germany

*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Interest rates represent annualized yield at date of purchase.
(2)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At the period end, the value of these securities amounted to $56,490,491, representing 30.3% of net assets.
(3)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.

See Notes to Financial Statements.

SUN CAPITAL MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

(4)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Commercial Paper	$—	$86,444,591	$—	$86,444,591
Foreign Government Obligations	—	20,497,344	—	20,497,344
Foreign Government Sponsored Commercial Paper	—	8,995,766	—	8,995,766
U.S. Government Guaranteed Notes	—	19,000,000	—	19,000,000
U.S. Treasury and U.S. Government Agency Obligations	—	37,841,797	—	37,841,797
Mutual Funds	14,137,776	—	—	14,137,776

Total Investments	$14,137,776	$172,779,498	$—	$186,917,274

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.2%
Bank of America Credit Card Trust, Series 2007-A2, Class A2 (1) 0.28%, 6/17/13		$490	$489,956
Bank of America Credit Card Trust, Series 2008-A5, Class A5 (1) 1.46%, 12/16/13		143	143,762
Capital One Auto Finance Trust, Series 2006-C, Class A4 (1) 0.29%, 5/15/13		173	171,904

Total Asset Backed Securities (Cost $799,447)			805,622

CORPORATE DEBT OBLIGATIONS – 0.1%
TELECOMMUNICATIONS – 0.1%
Verizon Wireless Capital LLC (1) 2.88%, 5/20/11 (Cost $395,000)		395	398,953

FOREIGN GOVERNMENT OBLIGATIONS – 10.2%
Deutsche Bundesrepublik Inflation Linked Bond 1.50%, 4/15/16	DE	13,537	19,192,687
France Government Inflation Linked Bond 1.60%, 7/25/15	FR	13,417	18,878,302
Hellenic Republic Government Inflation Linked Bond 2.30%, 7/25/30	GR	753	441,625

Total Foreign Government Obligations (Cost $37,884,449)			38,512,614

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 75.4%
Federal Home Loan Mortgage Corp. 4.00%, 12/1/40		29,820	29,634,074
Federal National Mortgage Association 4.00%, 1/1/41		29,700	29,575,152
Government National Mortgage Association 4.00%, 12/20/40		29,410	29,649,622

Country Code*	Principal Amount (000)	Value

U.S. Treasury Inflation Indexed Bonds 0.50%, 4/15/15	$26,364	$26,949,294
1.25%, 4/15/14	326	342,331
1.25%, 7/15/20	1,920	1,966,124
1.38%, 7/15/18 (3)	5,223	5,504,281
1.38%, 1/15/20	5,514	5,729,976
1.63%, 1/15/15	1,182	1,260,423
1.63%, 1/15/18	3,732	3,993,623
1.75%, 1/15/28	1,877	1,910,732
1.88%, 7/15/13	4,480	4,776,805
1.88%, 7/15/15	11,587	12,551,691
1.88%, 7/15/19	11,393	12,387,294
2.00%, 4/15/12	2,405	2,491,856
2.00%, 1/15/14	3,172	3,405,549
2.00%, 7/15/14	5,177	5,595,848
2.00%, 1/15/16	13,419	14,611,962
2.00%, 1/15/26	1,670	1,773,711
2.13%, 2/15/40	25,218	26,692,096
2.38%, 1/15/17	4,930	5,493,971
2.38%, 1/15/25	26,924	29,961,036
2.38%, 1/15/27	4,194	4,660,602
2.50%, 7/15/16	1,020	1,144,936
2.50%, 1/15/29	373	423,037
3.00%, 7/15/12	10,091	10,718,586
3.38%, 1/15/12	591	618,042
3.38%, 4/15/32	1,030	1,331,273
3.63%, 4/15/28	258	333,385
3.88%, 4/15/29 (2)	7,556	10,134,492

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $287,820,558)		285,621,804

	Shares
SHORT TERM INVESTMENTS – 14.3%
MUTUAL FUNDS – 14.3%
BlackRock Liquidity Funds TempFund	27,108,996	27,108,996
State Street Institutional U.S. Government Money Market Fund	27,108,995	27,108,995

Total Short Term Investments (Cost $54,217,991)		54,217,991

TOTAL INVESTMENTS – 100.2%
(Cost $381,117,445)		379,556,984
Liabilities in excess of other assets – (0.2)%		(606,794)

NET ASSETS – 100.0%		$378,950,190

See Notes to Financial Statements.

SC BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

DE	Germany
FR	France
GR	Greece

*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(2)	Security (or a portion thereof) has been pledged as collateral for open swap contracts. At the period end, the value of securities pledged amounted to $294,400.
(3)	At the period end, securities (or portions thereof) with an aggregate market value of $1,897,106 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Short	German Euro-Bobl March Futures	3/8/11	250	39,472,475	39,681,426	(208,951)
Long	U.S. Treasury 10 Year Note March Futures	3/22/11	216	26,128,000	26,014,500	(113,500)
Long	U.S. Treasury 2 Year Note March Futures	3/31/11	127	27,809,248	27,801,094	(8,154)
Long	U.S. Treasury 30 Year Bond March Futures	3/22/11	24	2,912,250	2,931,000	18,750
Short	U.S. Treasury 5 Year Note March Futures	3/31/11	1,292	151,969,683	152,092,625	(122,942)
Short	Ultra Long U.S. Treasury Bond March Futures	3/22/11	26	3,303,026	3,304,438	(1,412)

Net unrealized depreciation						(436,209)

(4)	At the period end, open forward foreign currency exchange contracts were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
Citibank NA	USD	100,260	EUR	75,000	1/28/11	(43)
Deutsche Bank AG	EUR	28,374,000	USD	37,275,293	1/28/11	(638,904)

Net unrealized depreciation						(638,947)

EUR	–	Euro
USD	–	United States Dollar

See Notes to Financial Statements.

SC BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

(5)	At the period end, open written option contracts were as follows:

Interest Rate Swaptions

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Put	OTC - 10 Year Interest Rate Swap	Barclays Bank PLC	Pay	3-Month USD-LIBOR	4.13%	12/16/11	6,200	183,187
Call	OTC - 10 Year Interest Rate Swap	Barclays Bank PLC	Receive	3-Month USD-LIBOR	4.13%	12/16/11	6,200	324,299
Put	OTC - 10 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	3.99%	12/19/11	5,500	188,492
Call	OTC - 10 Year Interest Rate Swap	Deutsche Bank AG	Receive	3-Month USD-LIBOR	3.99%	12/19/11	5,500	248,095
Put	OTC - 10 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	4.13%	12/16/11	4,000	118,185
Call	OTC - 10 Year Interest Rate Swap	Deutsche Bank AG	Receive	3-Month USD-LIBOR	4.13%	12/16/11	4,000	209,225

Written swaptions (Premium received, $1,282,390)							31,400	1,271,483

LIBOR	–	London Interbank Offered Rate
USD	–	United States Dollar

(6)	At the period end, open swap contracts were as follows:

Interest Rate Swap Contracts

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000) ($)	Market Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Citibank NA	Pay	3-Month USD-LIBOR	2.26%	6/21/15	1,700	22,518	22,518
Citibank NA	Pay	3-Month USD-LIBOR	3.28%	12/16/20	5,100	(42,315)	(42,315)
Citibank NA	Receive	3-Month USD-LIBOR	3.58%	5/12/20	900	(22,051)	(22,051)
Deutsche Bank AG	Pay	CPURNSA Index	2.47%	10/25/20	5,000	(51,453)	(51,453)
Deutsche Bank AG	Receive	3-Month USD-LIBOR	0.83%	7/27/12	20,400	(69,767)	(69,767)
Deutsche Bank AG	Receive	3-Month USD-LIBOR	0.94%	12/20/12	4,200	(13,607)	(13,607)
Deutsche Bank AG	Receive	CPURNSA Index	1.84%	10/25/15	9,400	94,614	94,614
Deutsche Bank AG	Receive	3-Month USD-LIBOR	2.34%	12/20/15	1,600	(13,550)	(13,550)

Total					48,300	(95,611)	(95,611)

Total Return Swap Contracts

Pay/Receive Total Return on Reference Entity	Counterparty	Reference Entity	Number of Shares or Units	Floating Rate	Notional Amount (000) ($)	Maturity Date	Market Value ($)	Unrealized Depreciation ($)
Receive	Barclays Bank PLC	Barclays Capital Inflation Linked Index	562,743	1-Month USD-LIBOR	136,302	1/24/11	(489,587)	(489,587)

See Notes to Financial Statements.

SC BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

CPURNSA	–	Consumer Price All Urban Non-Seasonally Adjusted Index
LIBOR	–	London Interbank Offered Rate
USD	–	United States Dollar

(7)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$805,622	$—	$805,622
Corporate Debt Obligations (a)	—	398,953	—	398,953
Foreign Government Obligations	—	38,512,614	—	38,512,614
U.S. Treasury and U.S. Government Agency Obligations	196,762,956	88,858,848	—	285,621,804
Short Term Investments
Mutual Funds	54,217,991	—	—	54,217,991

Total Investments	250,980,947	128,576,037	—	379,556,984

Financial Derivative Instruments
Futures Contracts	18,750	—	—	18,750
Swap Contracts (a)	—	117,132	—	117,132

Total Financial Derivative Instruments	$18,750	$117,132	$—	$135,882

Liabilities
Financial Derivative Instruments
Futures Contracts	$(454,959)	$—	$—	$(454,959)
Forward Foreign Currency Exchange Contracts	—	(638,947)	—	(638,947)
Written Swaption Contracts	—	(1,271,483)	—	(1,271,483)
Swap Contracts (a)	—	(702,330)	—	(702,330)

Total Financial Derivative Instruments	$(454,959)	$(2,612,760)	$—	$(3,067,719)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 5.5%
Bank of America Auto Trust, Series 2009-2A, Class A3 (1) 2.13%, 9/15/13		$6,796	$6,853,623
Bank of America Auto Trust, Series 2009-3A, Class A3 (1) 1.67%, 12/15/13		9,500	9,570,822
Brazos Higher Education Authority, Series 2004-I, Class A2 (2) 0.46%, 6/27/22		5,436	5,384,555
Brazos Higher Education Authority, Series 2005-1, Class 1A2 (2) 0.38%, 12/26/18		4,199	4,164,018
Brazos Higher Education Authority, Series 2005-2, Class A9 (2) 0.40%, 12/26/17		4,545	4,519,855
College Loan Corporation Trust, Series 2004-1, Class A3 (2) 0.45%, 4/25/21		3,360	3,345,795
College Loan Corporation Trust, Series 2005-2, Class A2 (2) 0.40%, 10/15/21		2,049	2,036,574
Ford Credit Auto Owner Trust, Series 2009-E, Class A3 1.51%, 1/15/14		7,500	7,557,029
Nelnet Student Loan Corp., Series 2004-2A, Class A3 (2) 0.39%, 11/25/15		1,096	1,095,061

	Country Code**	Principal Amount (000)	Value

Northstar Education Finance, Inc., Series 2004-1, Class A3 (2) 0.46%, 4/28/17		$3,545	$3,534,611
Northstar Education Finance, Inc., Series 2004-2, Class A1 (2) 0.41%, 4/28/16		3,615	3,496,114
SLM Student Loan Trust, Series 2004-2, Class A4 (2) 0.42%, 10/25/19		3,586	3,566,063
SLM Student Loan Trust, Series 2007-1, Class A3 (2) 0.32%, 7/25/18		6,000	5,974,787
SLM Student Loan Trust, Series 2007-7, Class A2 (2) 0.49%, 1/25/16		2,928	2,919,983

Total Asset Backed Securities (Cost $63,854,168)			64,018,890

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.3%
Federal National Mortgage Association, Series 2009-70, Class AL 5.00%, 8/25/19 (Cost $14,814,510)		14,026	14,985,699

CONVERTIBLE BONDS – 0.4%
OIL & GAS - EXPLORATION & PRODUCTION – 0.4%
Transocean, Inc., Series B 1.50%, 12/15/37 (Cost $4,337,679)	KY	4,450	4,383,250

CORPORATE DEBT OBLIGATIONS – 38.8%
BANKS – 9.3%
ANZ National (International) Ltd. (1) 3.25%, 4/2/12	NZ	7,900	8,127,931

See Notes to Financial Statements.

SC GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

Banco Santander Chile (1) 2.88%, 11/13/12	CL	$6,400	$6,430,637
Bank of America Corp. 4.50%, 4/1/15		800	813,068
Bank of Nova Scotia (1) 1.45%, 7/26/13	CA	6,100	6,100,744
Canadian Imperial Bank of Commerce
2.00%, 2/4/13 (1)	CA	9,600	9,771,629
2.60%, 7/2/15 (1)	CA	1,500	1,508,176
Cie de Financement Foncier
1.63%, 7/23/12 (1)	FR	2,700	2,712,671
2.13%, 4/22/13 (1)	FR	1,300	1,311,062
Citigroup, Inc. 6.38%, 8/12/14		1,875	2,072,263
Commonwealth Bank of Australia (1) 2.40%, 1/12/12	AU	4,600	4,677,358
DnB NOR Boligkreditt (1) 2.10%, 10/14/15	NO	4,700	4,469,686
ING Bank NV (1) 2.50%, 1/14/16	NL	5,200	5,072,168
Intesa Sanpaolo New York 2.38%, 12/21/12	IT	4,800	4,817,429
Lloyds TSB Bank PLC (1) 4.38%, 1/12/15	GB	1,625	1,624,629
Royal Bank of Scotland PLC (1) 1.50%, 3/30/12	GB	9,400	9,480,972
Royal Bank of Scotland PLC, Series 2 3.40%, 8/23/13	GB	2,725	2,752,678
Sparebanken 1 Boligkreditt (1) 1.25%, 10/25/13	NO	8,300	8,244,290
Stadshypotek AB (1) 1.45%, 9/30/13	SE	8,100	8,090,207
Standard Chartered PLC (1) 3.85%, 4/27/15	GB	3,150	3,243,133
Swedbank AB (1) 3.00%, 12/22/11	SE	5,100	5,221,890

	Country Code**	Principal Amount (000)	Value

UBS AG 2.25%, 8/12/13	CH	$4,925	$4,967,030
Wachovia Corp. 5.50%, 5/1/13		4,050	4,407,198
Wells Fargo & Co. 4.38%, 1/31/13		1,000	1,058,251

			106,975,100

BIOTECHNOLOGY – 0.3%
Life Technologies Corp. 4.40%, 3/1/15		2,750	2,857,726

BROKERAGE – 1.4%
The Bear Stearns Cos., LLC
0.52%, 1/31/11 (2)		8,000	8,001,448
6.95%, 8/10/12		7,875	8,591,593

			16,593,041

CABLE – 0.3%
Time Warner Cable, Inc. 6.20%, 7/1/13		3,350	3,720,617

COMPUTER & PERIPHERALS – 0.7%
Dell, Inc. 1.40%, 9/10/13		3,050	3,055,642
Hewlett-Packard Co.
2.25%, 5/27/11		1,500	1,512,972
6.13%, 3/1/14		3,250	3,680,375

			8,248,989

ELECTRIC UTILITIES – 0.5%
Enel Finance International SA (1) 5.70%, 1/15/13	LU	3,325	3,527,629
Georgia Power Co. 1.30%, 9/15/13		1,650	1,652,389

			5,180,018

ENVIRONMENTAL SERVICES – 0.5%
Allied Waste North America, Inc. 6.38%, 4/15/11		1,675	1,699,740
Waste Management, Inc.
5.00%, 3/15/14		1,825	1,972,478
6.38%, 11/15/12		2,275	2,480,965

			6,153,183

See Notes to Financial Statements.

SC GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

FINANCIALS – 1.6%
American Express Credit Corp. 2.75%, 9/15/15		$5,200	$5,115,167
General Electric Capital Corp. 6.00%, 6/15/12		1,000	1,069,009
HSBC Finance Corp.
0.50%, 8/9/11 (2)		1,400	1,398,634
0.56%, 4/24/12 (2)		3,400	3,383,646
John Deere Capital Corp.
1.05%, 6/10/11 (2)		2,475	2,483,180
5.25%, 10/1/12		525	564,707
LeasePlan Corp. NV (1) 3.00%, 5/7/12	NL	3,900	4,006,719

			18,021,062

FOOD, BEVERAGES & RESTAURANTS – 2.1%
Anheuser-Busch InBev NV 4.70%, 4/15/12		1,725	1,801,455
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 3/26/13		3,075	3,146,666
3.00%, 10/15/12		1,725	1,779,876
5.38%, 11/15/14 (1)		1,325	1,459,823
General Mills, Inc.
5.25%, 8/15/13		2,125	2,335,721
6.00%, 2/15/12		2,850	3,005,097
Kellogg Co.
4.25%, 3/6/13		998	1,059,274
5.13%, 12/3/12		2,050	2,197,061
Kraft Foods, Inc. 2.63%, 5/8/13		4,950	5,090,669
Pepsico, Inc. 4.65%, 2/15/13		1,000	1,076,807
The Kroger Co. 6.75%, 4/15/12		1,200	1,281,040

			24,233,489

HEALTH CARE – 0.3%
Roche Holdings, Inc. (1) 5.00%, 3/1/14		3,175	3,476,857

HEALTH CARE – PRODUCTS – 0.4%
St. Jude Medical, Inc. 3.75%, 7/15/14		4,850	5,126,028

INSURANCE – 1.6%
Metropolitan Life Global Funding I
2.50%, 1/11/13 (1)		3,000	3,065,520

	Country Code**	Principal Amount (000)	Value

5.13%, 11/9/11 (1)		$3,150	$3,262,512
5.13%, 4/10/13 (1)		1,000	1,076,718
5.13%, 6/10/14 (1)		2,750	2,991,301
New York Life Global Funding (1) 4.65%, 5/9/13		1,000	1,075,374
Prudential Financial, Inc.
2.75%, 1/14/13		4,350	4,429,401
5.10%, 9/20/14		774	831,405
The Chubb Corp. 6.00%, 11/15/11		2,050	2,145,188

			18,877,419

INVESTMENT COMPANIES – 1.2%
FIH Erhvervsbank A/S
2.00%, 6/12/13 (1)	DK	6,100	6,201,309
2.45%, 8/17/12 (1)	DK	7,200	7,380,086

			13,581,395

MANUFACTURING DIVERSIFIED – 0.3%
Tyco International Finance SA 6.00%, 11/15/13	LU	3,115	3,455,588

MULTIMEDIA – 1.8%
Comcast Cable Communications Holdings, Inc. 8.38%, 3/15/13		4,300	4,892,957
NBC Universal, Inc. (1) 2.10%, 4/1/14		2,975	2,966,185
Reed Elsevier Capital, Inc.
4.63%, 6/15/12		5,650	5,875,910
6.75%, 8/1/11		345	356,961
The Walt Disney Co. 6.38%, 3/1/12		2,700	2,875,473
Thomson Reuters Corp. 5.95%, 7/15/13	CA	3,000	3,330,306

			20,297,792

OIL & GAS – 0.7%
BP Capital Markets PLC 3.13%, 10/1/15	GB	2,700	2,698,145
Shell International Finance BV 1.88%, 3/25/13	NL	5,700	5,785,967

			8,484,112

See Notes to Financial Statements.

SC GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

PHARMACEUTICALS – 1.6%
Express Scripts, Inc.
5.25%, 6/15/12		$3,075	$3,245,524
6.25%, 6/15/14		900	1,006,166
Medco Health Solutions, Inc. 2.75%, 9/15/15		2,700	2,678,770
Merck & Co., Inc. 1.88%, 6/30/11		1,700	1,713,527
Novartis Capital Corp. 1.90%, 4/24/13		2,975	3,022,478
Pfizer, Inc. 4.45%, 3/15/12		3,325	3,469,488
Teva Pharmaceutical Finance III LLC 1.50%, 6/15/12		3,650	3,683,561

			18,819,514

PIPELINES – 0.6%
Enterprise Products Operating LLC 7.63%, 2/15/12		2,475	2,638,467
TransCanada PipeLines Ltd. 8.63%, 5/15/12	CA	1,525	1,678,299
Williams Partners LP 7.50%, 6/15/11		3,050	3,139,505

			7,456,271

REAL ESTATE INVESTMENT TRUSTS – 0.7%
Simon Property Group LP 4.20%, 2/1/15		3,675	3,842,690
WEA Finance LLC / WCI Finance LLC (1) 5.40%, 10/1/12		4,350	4,611,540

			8,454,230

REFINING – 1.5%
ConocoPhillips 9.38%, 2/15/11		5,800	5,858,679
Devon Financing Corp. ULC 6.88%, 9/30/11	CA	1,800	1,880,474
EnCana Corp.
4.75%, 10/15/13	CA	1,700	1,835,483
6.30%, 11/1/11	CA	775	810,135
Energy Transfer Partners LP 5.65%, 8/1/12		3,325	3,522,851

	Country Code**	Principal Amount (000)	Value

XTO Energy, Inc. 5.75%, 12/15/13		$3,175	$3,577,504

			17,485,126

RETAIL – 0.6%
CVS Caremark Corp. 5.75%, 8/15/11		2,900	2,989,938
Wal-Mart Stores, Inc. 3.20%, 5/15/14		4,000	4,183,724

			7,173,662

SAVINGS & LOANS – 0.2%
U.S. Central Federal Credit Union 1.90%, 10/19/12		2,400	2,450,311

SOFTWARE – 1.3%
Fiserv, Inc. 6.13%, 11/20/12		4,875	5,272,200
Microsoft Corp. 2.95%, 6/1/14		5,000	5,204,885
Oracle Corp. 4.95%, 4/15/13		4,100	4,466,557

			14,943,642

SPECIAL PURPOSE BANKS – 3.0%
Kreditanstalt Fur Wiederaufbau
2.50%, 5/28/13	DE	5,500	5,710,898
3.75%, 6/27/11	DE	900	914,171
Landwirtschaftliche Rentenbank
1.88%, 9/24/12	DE	12,300	12,523,589
3.25%, 3/15/13	DE	9,000	9,415,305
4.13%, 7/15/13	DE	5,200	5,567,474

			34,131,437

SPECIAL PURPOSE ENTITIES – 0.5%
MassMutual Global Funding II (1)(2) 0.80%, 9/27/13		5,300	5,292,718

TELECOMMUNICATIONS – 3.4%
France Telecom SA 4.38%, 7/8/14	FR	6,000	6,410,832
Rogers Communications, Inc.
5.50%, 3/15/14	CA	625	682,580
6.25%, 6/15/13	CA	2,100	2,334,492
6.38%, 3/1/14	CA	4,250	4,775,317
7.88%, 5/1/12	CA	250	271,583
Telecom Italia Capital 5.25%, 11/15/13	LU	5,175	5,391,346

See Notes to Financial Statements.

SC GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

Telefonica Emisiones SAU 5.86%, 2/4/13	ES	$3,500	$3,736,908
Verizon Wireless Capital LLC
3.75%, 5/20/11		5,475	5,542,118
5.25%, 2/1/12		4,625	4,840,798
7.38%, 11/15/13		1,803	2,088,882
Vodafone Group PLC 5.35%, 2/27/12	GB	3,225	3,381,616

			39,456,472

TOBACCO – 0.4%
Philip Morris International, Inc. 4.88%, 5/16/13		3,750	4,059,570

TRANSPORTATION – 0.5%
Burlington Northern Santa Fe Corp. 5.90%, 7/1/12		4,200	4,492,463
CSX Corp. 6.75%, 3/15/11		1,425	1,441,072

			5,933,535

UTILITIES – 1.5%
Duke Energy Corp. 6.30%, 2/1/14		3,100	3,452,920
MidAmerican Energy Holdings Co. 5.00%, 2/15/14		3,600	3,869,813
Progress Energy, Inc.
6.85%, 4/15/12		3,050	3,267,059
7.10%, 3/1/11		1,525	1,540,512
Public Service Co. of Colorado 7.88%, 10/1/12		1,125	1,253,438
Southern Co.
0.69%, 10/21/11 (2)		2,100	2,106,640
4.15%, 5/15/14		1,400	1,473,482

			16,963,864

Total Corporate Debt Obligations (Cost $439,821,656)			447,902,768

FOREIGN GOVERNMENT AGENCY OBLIGATIONS – 0.6%
Societe Financement de l’Economie Francaise (1) 2.00%, 2/25/11	FR	5,000	5,010,300

	Country Code**	Principal Amount (000)	Value

Swedish Housing Finance Corp. (1) 3.13%, 3/23/12	SE	$1,700	$1,748,419

Total Foreign Government Agency Obligations (Cost $6,742,063)			6,758,719

FOREIGN GOVERNMENT OBLIGATIONS – 1.3%
Province of Ontario 1.88%, 11/19/12 (Cost $14,283,417)	CA	14,300	14,574,846

MUNICIPAL BONDS – 1.9%
New York City, Subseries D 5.07%, 12/1/14		5,300	5,774,827
New York State Dormitory Authority
1.53%, 3/15/13		1,060	1,048,541
2.00%, 3/15/14		719	704,505
Pennsylvania Higher Education Assistance Agency (2) 0.89%, 4/25/19		3,554	3,556,507
San Francisco, California City & County Airports Commission 1.87%, 5/1/12		3,500	3,512,250
State of California 3.95%, 11/1/15		1,950	1,921,023
State of New Jersey 2.02%, 8/15/14		5,300	5,236,082

Total Municipal Bonds (Cost $22,006,278)			21,753,735

U.S. GOVERNMENT GUARANTEED NOTES – 7.5%
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1A (1)(2) 0.81%, 2/25/48		2,342	2,345,945
NCUA Guaranteed Notes, Series 2010-A1, Class A (2) 0.61%, 12/7/20		2,600	2,602,730
NCUA Guaranteed Notes, Series 2010-R1, Class 1A (2) 0.72%, 10/7/20		2,718	2,714,121

See Notes to Financial Statements.

SC GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

NCUA Guaranteed Notes, Series 2010-R1, Class 2A 1.84%, 10/7/20		$928	$918,083
NCUA Guaranteed Notes, Series 2010-R2, Class 1A (2) 0.64%, 11/6/17		5,009	5,007,353
TLGP Ally Financial, Inc. 2.20%, 12/19/12		6,900	7,096,850
TLGP Citigroup Funding, Inc.
1.88%, 10/22/12		11,300	11,526,305
1.88%, 11/15/12		4,300	4,386,675
TLGP Citigroup, Inc. 2.13%, 4/30/12		8,600	8,774,528
TLGP General Electric Capital Corp.
2.00%, 9/28/12		4,700	4,800,801
2.13%, 12/21/12		20,700	21,267,925
2.20%, 6/8/12		15,000	15,335,820

Total U.S. Government Guaranteed Notes (Cost $85,737,044)			86,777,136

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 39.1%
Federal Home Loan Mortgage Corp.
4.50%, 1/15/13		8,200	8,820,453
4.50%, 5/1/23		13	13,534
5.00%, 3/1/16		1	938
5.00%, 5/1/16		2	2,464
5.00%, 9/1/16		5	4,903
5.00%, 11/1/16		77	83,313
5.00%, 10/1/17		668	711,107
5.00%, 11/1/17		1,687	1,795,536
5.00%, 3/1/18		5	4,862
5.00%, 8/1/18		5	5,030
5.50%, 1/1/20		928	1,004,320
6.50%, 10/1/37		525	594,447
6.50%, 12/1/38		313	352,596
Federal National Mortgage Association
2.05%, 4/26/13		16,000	16,070,752
2.30%, 4/1/35 (2)		2,383	2,458,444
2.71%, 11/1/34 (2)		9,940	10,411,412
2.82%, 6/1/35 (2)		6,572	6,890,020
2.83%, 4/1/37 (2)		1,760	1,838,256
3.00%, TBA (3)		31,000	30,245,000

Country Code**	Principal Amount (000)		Value

3.50%, TBA (3)	$48,000		$48,245,610
4.50%, TBA (3)	30,000		30,792,180
5.50%, TBA (3)	38,000		40,654,072
6.00%, 3/1/32	0	*	83
6.00%, 5/1/33	5		5,561
6.00%, 12/1/33	2		2,345
6.00%, 4/1/35	2		2,439
6.00%, 2/1/36	5		5,882
6.00%, 3/1/36	4		4,714
6.00%, 5/1/36	2		1,840
6.00%, 6/1/36	4		4,068
U.S. Treasury Bonds
4.25%, 11/15/40	100		98,375
4.38%, 5/15/40	2,200		2,210,648
U.S. Treasury Inflation Indexed Bonds
1.88%, 7/15/13	1,667		1,777,652
2.38%, 4/15/11	11,790		11,894,795
3.00%, 7/15/12	13,380		14,212,033
U.S. Treasury Notes
0.38%, 8/31/12	15,000		14,973,045
0.38%, 10/31/12	24,500		24,425,348
0.63%, 6/30/12	44,100		44,230,977
0.63%, 7/31/12	22,000		22,060,060
0.63%, 12/31/12	4,600		4,602,516
1.00%, 3/31/12	55,400		55,824,364
1.38%, 1/15/13	20,400		20,710,773
1.38%, 3/15/13 (4)	30,400		30,844,144
1.75%, 4/15/13	2,800		2,864,316

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $450,656,558)			451,755,227

SHORT TERM INVESTMENTS – 16.3%
MUNICIPAL BONDS – 0.5%
State of Illinois 3.00%, 6/14/11 (Cost $5,119,620)	5,100		5,125,449

	Shares
MUTUAL FUNDS – 15.8%
State Street Institutional Liquid Reserves Fund (Cost $182,539,480)	182,539,480		182,539,480

Total Short Term Investments (Cost $187,659,100)			187,664,929

See Notes to Financial Statements.

SC GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Value

TOTAL INVESTMENTS – 112.7%
(Cost $1,289,912,473)	$1,300,575,199
Liabilities in excess of other assets – (12.7)%	(146,359,580)

NET ASSETS – 100.0%	$1,154,215,619

FDIC	Federal Deposit Insurance Corporation
NCUA	National Credit Union Administration
TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. At the period end, total market value of the TBA securities amounts to $149,936,862 which represents approximately 13.0% of net assets.
TLGP	Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the Federal Deposit Insurance Corporation guarantees principal and interest in the event of payment default or bankruptcy until the earlier of maturity date of the debt or until June 30, 2012.

AU	Australia
CA	Canada
CH	Switzerland
CL	Chile
DE	Germany
DK	Denmark
ES	Spain
FR	France
GB	Great Britain
IT	Italy
KY	Cayman Islands
LU	Luxembourg
NL	Netherlands
NO	Norway
NZ	New Zealand
SE	Sweden

*	Amount is less than $500.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $162,010,583, representing 14.0% of net assets.
(2)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(3)	Security (or a portion thereof) has been purchased on a delayed delivery or when-issued basis.

See Notes to Financial Statements.

SC GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

(4)	At the period end, securities (or portions thereof) with an aggregate market value of $2,029,220 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Short	90-Day Eurodollar December Futures	12/19/11	103	25,156,205	25,562,025	(405,820)
Long	90-Day Eurodollar March Futures	3/19/12	310	76,756,697	76,763,750	7,053
Short	U.S. Treasury 10 Year Note March Futures	3/22/11	244	29,552,161	29,386,750	165,411
Long	U.S. Treasury 2 Year Note March Futures	3/31/11	1,268	278,007,397	277,573,125	(434,272)
Short	U.S. Treasury 30 Year Bond March Futures	3/22/11	343	42,614,356	41,888,875	725,481
Short	U.S. Treasury 5 Year Note March Futures	3/31/11	13	1,555,898	1,530,344	25,554
Long	Ultra Long U.S. Treasury Bond March Futures	3/22/11	12	1,551,158	1,525,125	(26,033)

Net unrealized appreciation						57,374

(5)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$64,018,890	$—	$64,018,890
Collateralized Mortgage Obligations	—	14,985,699	—	14,985,699
Convertible Bonds (a)	—	4,383,250	—	4,383,250
Corporate Debt Obligations (a)	—	447,902,768	—	447,902,768
Foreign Government Agency Obligations	—	6,758,719	—	6,758,719
Foreign Government Obligations	—	14,574,846	—	14,574,846
Municipal Bonds	—	21,753,735	—	21,753,735
U.S. Government Guaranteed Notes	—	86,777,136	—	86,777,136
U.S. Treasury and U.S. Government Agency Obligations	250,729,046	201,026,181	—	451,755,227
Short Term Investments
Municipal Bonds	—	5,125,449	—	5,125,449
Mutual Funds	182,539,480	—	—	182,539,480

Total Short Term Investments	182,539,480	5,125,449	—	187,664,929

Total Investments	433,268,526	867,306,673	—	1,300,575,199

Financial Derivative Instruments
Futures Contracts	923,499	—	—	923,499

Total Financial Derivative Instruments	$923,499	$—	$—	$923,499

Liabilities
Financial Derivative Instruments
Futures Contracts	$(866,125)	$—	$—	$(866,125)

Total Financial Derivative Instruments	$(866,125)	$—	$—	$(866,125)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.2%
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF1A (1) 0.33%, 1/25/37		$22	$9,003
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 (2) 5.37%, 1/25/37		300	141,804
Lehman XS Trust, Series 2005-7N, Class 3A1 (1) 0.54%, 12/25/35		297	151,157
SACO I Trust, Series 2005-2, Class A (1)(3) 0.46%, 4/25/35		20	8,365

Total Asset Backed Securities (Cost $199,393)			310,329

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.0%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 1A1 (1) 3.02%, 10/25/35		55	38,731
Banc of America Alternative Loan Trust, Series 2005-4, Class CB6 (1) 0.66%, 5/25/35		45	33,570
Banc of America Funding Corp., Series 2006-A, Class 3A2 (1) 3.74%, 2/20/36		382	226,639
Banc of America Funding Corp., Series 2006-B, Class 2A1 (1) 5.48%, 3/20/36		140	104,773

	Country Code*	Principal Amount (000)	Value

Countrywide Alternative Loan Trust, Series 2005-43, Class 4A3 (1) 5.59%, 10/25/35		$53	$36,493
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1 (1) 1.33%, 12/25/35		60	38,641
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A5 (1) 0.49%, 5/20/46		56	25,100
Countrywide Alternative Loan Trust, Series 2006-43 CB, Class A (1) 0.63%, 2/25/37		52	17,603
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A1 (1) 0.58%, 3/25/35		78	49,379
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class A1A (1) 0.58%, 3/25/35		45	28,113
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 1A3 5.50%, 12/25/35		35	25,742
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR1, Class 2A1A (1) 0.51%, 3/19/45		19	13,384

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2, Class 1A5 6.00%, 5/25/36		$39	$31,095
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A (1) 0.50%, 3/19/36		427	261,825
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 1A2 6.00%, 7/25/37		271	188,832
IndyMac INDEX Mortgage Loan Trust, Series 2005-AR13, Class 4A1 (1) 2.64%, 8/25/35		35	28,058
IndyMac INDEX Mortgage Loan Trust, Series 2005-AR15, Class A1 (1) 5.05%, 9/25/35		51	42,607
JP Morgan Mortgage Trust, Series 2007-S3, Class 1A97 6.00%, 8/25/37		67	59,312
MortgageIT Trust, Series 2005-1, Class 1A1 (1) 0.58%, 2/25/35		274	204,354
Residential Accredit Loans, Inc., Series 2006-Q010, Class A1 (1) 0.42%, 1/25/37		593	351,326
Residential Accredit Loans, Inc., Series 2006-QA2, Class 3A1 (1) 5.50%, 2/25/36		313	181,628

	Country Code*	Principal Amount (000)	Value

Residential Asset Securitization Trust, Series 2006-R1, Class A2 (1) 0.66%, 1/25/46		$2,046	$916,371
Residential Asset Securitization Trust, Series 2007-A5, Class 2A3 6.00%, 5/25/37		58	48,464
Structured Asset Mortgage Investments, Inc., Series 2005-AR6, Class 2A1 (1) 0.57%, 9/25/45		30	19,445
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1 (1) 0.38%, 10/25/46		84	82,754
Wamu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 1A2 (1) 5.72%, 10/25/36		398	305,215
Wamu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 2A3 (1) 5.69%, 10/25/36		90	73,016
Wamu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1 (1) 5.41%, 12/25/36		157	120,741
Wamu Mortgage Pass-Through Certificates, Series 2007-HY2, Class 1A1 (1) 5.30%, 12/25/36		2,133	1,626,583

Total Collateralized Mortgage Obligations (Cost $4,114,652)			5,179,794

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

CONVERTIBLE BONDS – 0.2%
REFINING – 0.2%
Chesapeake Energy Corp. 2.25%, 12/15/38 (Cost $321,764)		$425	$330,969

CORPORATE DEBT OBLIGATIONS – 86.8%
ADVERTISING – 0.4%
Lamar Media Corp. 7.88%, 4/15/18		250	265,625
Visant Corp. (3) 10.00%, 10/1/17		375	398,438

			664,063

AEROSPACE & DEFENSE – 1.0%
Alliant Techsystems, Inc. 6.88%, 9/15/20		250	257,188
BE Aerospace, Inc. 6.88%, 10/1/20		250	258,125
Esterline Technologies Corp. (3) 7.00%, 8/1/20		375	386,250
TransDigm, Inc. (3) 7.75%, 12/15/18		750	776,250

			1,677,813

AGRICULTURAL – 0.1%
Brickman Group Holdings, Inc. (3) 9.13%, 11/1/18		250	253,125

AIRLINES – 2.0%
American Airlines Pass Through Trust, Series 2001-02 6.98%, 4/1/11		3	3,492
American Airlines, Inc. 10.50%, 10/15/12		600	657,750
Continental Airlines, Inc. 7.75%, 7/2/14		290	295,780
Delta Air Lines, Inc. 7.11%, 9/18/11		700	722,750
9.50%, 9/15/14 (3)		539	586,836
United Air Lines, Inc. 9.75%, 1/15/17		571	656,691
10.40%, 11/1/16		472	545,337

			3,468,636

	Country Code*	Principal Amount (000)	Value

AUTOMOBILES & COMPONENTS – 0.1%
Oshkosh Corp. 8.25%, 3/1/17		$50	$54,375
8.50%, 3/1/20		50	54,875

			109,250

AUTOMOTIVE – 3.8%
Allison Transmission, Inc. (3) 11.00%, 11/1/15		50	54,500
Arvinmeritor, Inc. 8.13%, 9/15/15		105	109,856
Cooper-Standard Automotive, Inc. (3) 8.50%, 5/1/18		375	397,500
Ford Motor Credit Co. LLC 3.04%, 1/13/12 (1)		500	504,400
6.63%, 8/15/17		500	525,496
7.00%, 10/1/13		165	176,897
7.50%, 8/1/12		125	132,901
7.80%, 6/1/12		500	531,563
8.00%, 12/15/16		1,000	1,117,459
8.13%, 1/15/20		225	261,768
8.70%, 10/1/14		500	563,078
12.00%, 5/15/15		1,000	1,257,939
The Goodyear Tire & Rubber Co. 8.25%, 8/15/20		300	310,500
10.50%, 5/15/16		100	114,000
TRW Automotive, Inc. 7.00%, 3/15/14 (3)		25	26,750
7.25%, 3/15/17 (3)		500	538,750

			6,623,357

BANKS – 7.8%
Ally Financial, Inc. 6.25%, 12/1/17 (3)		250	250,000
6.63%, 5/15/12		1,275	1,314,355
6.88%, 8/28/12		400	417,296
7.50%, 9/15/20 (3)		250	262,187
8.00%, 3/15/20		250	273,125
8.00%, 11/1/31		770	823,672
8.30%, 2/12/15		250	275,000
BAC Capital Trust VI 5.63%, 3/8/35		100	84,683
Bank of America Corp. (1) 8.13%, 5/15/18		100	100,780

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Bank of America Corp. Capital Trust VII 5.25%, 8/10/35		$650	$678,988
Barclays Bank PLC (1) 14.00%, 6/15/19	GB	400	745,249
Capital One Capital V 10.25%, 8/15/39		600	642,000
Citigroup Capital XXI (1) 8.30%, 12/21/57		200	208,000
HBOS PLC (3) 6.75%, 5/21/18	GB	2,100	1,966,316
Intesa Sanpaolo SpA (1) 8.05%, 6/20/18	IT	400	499,776
NB Capital Trust IV 8.25%, 4/15/27		100	101,250
Rabobank Nederland Boerenleenbank BA (1)(3) 11.00%, 6/30/19	NL	600	775,500
RBS Capital Trust (1) 6.47%, 6/30/12		50	45,434
Regions Bank 7.50%, 5/15/18		175	180,250
Regions Financial Corp. 0.47%, 6/26/12 (1)		200	189,238
7.38%, 12/10/37		1,000	935,000
Royal Bank of Scotland Group PLC (1) 7.65%, 9/30/31	GB	375	313,594
Societe Generale (1)(3) 5.92%, 4/15/17	FR	150	132,486
Wachovia Capital Trust III (1) 5.80%, 3/15/11		1,000	867,500
Wells Fargo & Co. (1) 7.98%, 3/15/18		300	316,500
Wells Fargo Capital XIII (1) 7.70%, 3/26/13		1,000	1,033,750

			13,431,929

BROKERAGE – 0.0% +
Lehman Brothers Holdings, Inc. 6.63%, 1/18/12 (4)		25	5,781
6.88%, 5/2/18 (4)		25	6,188

			11,969

	Country Code*	Principal Amount (000)	Value

BUILDING MATERIALS – 0.7%
Associated Materials LLC (3) 9.13%, 11/1/17		$500	$522,500
Building Materials Corp. of America 6.88%, 8/15/18 (3)		100	99,000
7.50%, 3/15/20 (3)		250	254,375
Interline Brands, Inc. (3) 7.00%, 11/15/18		75	76,125
Roofing Supply Group LLC (3) 8.63%, 12/1/17		150	154,500
Texas Industries, Inc. (3) 9.25%, 8/15/20		125	132,813

			1,239,313

CHEMICALS – 3.5%
Basell Finance Co. BV (3) 8.10%, 3/15/27	NL	300	323,250
Celanese US Holdings LLC (3) 6.63%, 10/15/18		125	129,063
CF Industries, Inc. 6.88%, 5/1/18		250	267,500
7.13%, 5/1/20		125	136,875
Chemtura Corp. (3) 7.88%, 9/1/18		200	212,500
Ferro Corp. 7.88%, 8/15/18		100	105,500
Hexion US Finance Corp. 8.88%, 2/1/18		400	427,500
9.00%, 11/15/20 (3)		500	528,750
Huntsman International LLC 8.63%, 3/15/20		400	435,000
8.63%, 3/15/21 (3)		100	108,000
Ineos Finance PLC 9.00%, 5/15/15 (3)	GB	500	531,875
9.25%, 5/15/15 (3)	GB	125	177,060
Lyondell Chemical Co. 8.00%, 11/1/17 (3)		674	745,612
11.00%, 5/1/18		350	396,375
Nalco Co. (3) 6.63%, 1/15/19		250	255,625

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Oxea Finance 9.50%, 7/15/17 (3)	LU	$250	$270,937
9.63%, 7/15/17 (3)	LU	250	370,823
Rain CII Carbon LLC (3) 8.00%, 12/1/18		150	153,750
Rhodia SA (3) 6.88%, 9/15/20	FR	250	253,438
Vertellus Specialties, Inc. (3) 9.38%, 10/1/15		125	132,500

			5,961,933

COAL – 0.7%
Arch Coal, Inc. 7.25%, 10/1/20		100	105,500
CONSOL Energy, Inc. 8.00%, 4/1/17 (3)		750	798,750
8.25%, 4/1/20 (3)		250	270,000
Peabody Energy Corp. 6.50%, 9/15/20		100	106,750

			1,281,000

COMMERCIAL SERVICES – 1.1%
Catalent Pharma Solutions, Inc. (5) 9.50%, 4/15/15		250	252,500
Corrections Corp. of America 7.75%, 6/1/17		250	265,312
Hertz Corp. (3) 7.38%, 1/15/21		250	252,500
Interactive Data Corp. (3) 10.25%, 8/1/18		250	273,750
Lender Processing Services, Inc. 8.13%, 7/1/16		155	158,875
Live Nation Entertainment, Inc. (3) 8.13%, 5/15/18		225	227,812
PHH Corp. (3) 9.25%, 3/1/16		100	105,500
Quintiles Transnational Corp. (3)(5) 9.50%, 12/30/14		300	307,500
Seminole Indian Tribe of Florida (3) 7.75%, 10/1/17		75	77,438

			1,921,187

	Country Code*	Principal Amount (000)	Value

COMPUTER & PERIPHERALS – 1.7%
Aramark Corp. 3.79%, 2/1/15 (1)		$525	$513,187
8.50%, 2/1/15		75	78,375
Brocade Communications Systems, Inc. 6.63%, 1/15/18		100	105,250
6.88%, 1/15/20		250	266,250
Seagate HDD Cayman (3) 6.88%, 5/1/20	KY	350	334,250
SunGard Data Systems, Inc. 7.38%, 11/15/18 (3)		325	326,625
7.63%, 11/15/20 (3)		250	253,125
10.63%, 5/15/15		950	1,047,375

			2,924,437

CONSUMER PRODUCTS – 1.3%
American Achievement Corp. (3) 10.88%, 4/15/16		100	102,500
Armored Autogroup, Inc. (3) 9.25%, 11/1/18		250	248,125
Central Garden and Pet Co. 8.25%, 3/1/18		375	379,687
Diversey, Inc. 8.25%, 11/15/19		500	542,500
Jarden Corp. 7.50%, 5/1/17		500	526,875
Spectrum Brands Holdings, Inc. (3) 9.50%, 6/15/18		400	439,500
The Scotts Miracle-Gro Co. 7.25%, 1/15/18		50	52,625

			2,291,812

CONSUMER SERVICES – 0.3%
WMG Acquisition Corp. 9.50%, 6/15/16		500	536,250

CONTAINERS & GLASS – 1.5%
Ardagh Packaging Finance 7.38%, 10/15/17 (3)	IE	200	269,264
9.25%, 10/15/20 (3)	IE	100	136,971

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Ball Corp. 6.75%, 9/15/20		$125	$131,250
Berry Plastics Corp. 5.04%, 2/15/15 (1)		445	429,425
9.50%, 5/15/18		500	501,250
Crown Americas LLC 7.63%, 5/15/17		150	161,250
7.75%, 11/15/15		25	26,000
Crown European Holdings SA (3) 7.13%, 8/15/18	FR	50	69,655
Graham Packaging Co. LP 8.25%, 10/1/18		100	105,000
Graphic Packaging International, Inc. 7.88%, 10/1/18		500	523,750
OI European Group B.V. 6.88%, 3/31/17	NL	50	69,488
Owens-Brockway Glass Container, Inc. 6.75%, 12/1/14		100	135,968
7.38%, 5/15/16		25	26,562

			2,585,833

ELECTRIC UTILITIES – 0.1%
CMS Energy Corp. 8.75%, 6/15/19		150	176,432

ELECTRONICS – 0.3%
NXP BV (1) 3.04%, 10/15/13	NL	500	492,500

ENERGY – 0.1%
Covanta Holding Corp. 7.25%, 12/1/20		100	101,378

ENVIRONMENTAL SERVICES – 0.2%
Darling International, Inc. (3) 8.50%, 12/15/18		250	260,625

FINANCIALS – 5.7%
CIT Group, Inc. 7.00%, 5/1/13		390	398,142
7.00%, 5/1/14		511	515,608
7.00%, 5/1/15		661	662,154
7.00%, 5/1/16		1,500	1,505,463
7.00%, 5/1/17		641	642,782

	Country Code*	Principal Amount (000)	Value

FCE Bank PLC 7.13%, 1/15/13	GB	$500	$698,217
HSBC Finance Capital Trust IX (1) 5.91%, 11/30/35		100	92,000
International Lease Finance Corp. 6.63%, 11/15/13		100	102,125
6.75%, 9/1/16 (3)		250	266,875
7.13%, 9/1/18 (3)		500	531,250
8.25%, 12/15/20		400	412,000
8.63%, 9/15/15 (3)		750	806,250
8.75%, 3/15/17 (3)		475	509,437
Pinafore LLC (3) 9.00%, 10/1/18		500	540,000
Pinnacle Foods Finance LLC 8.25%, 9/1/17		1,000	1,022,500
SLM Corp., Series A 0.52%, 10/25/11 (1)		175	172,554
5.13%, 8/27/12		100	102,075
8.00%, 3/25/20		150	152,086
8.45%, 6/15/18		360	374,170
UPCB Finance Ltd. (3) 7.63%, 1/15/20	KY	250	350,779

			9,856,467

FOOD, BEVERAGES & RESTAURANTS – 1.5%
American Stores Co. 7.90%, 5/1/17		100	94,000
Bumble Bee Acquisition Corp. (3) 9.00%, 12/15/17		250	260,000
Constellation Brands, Inc. 7.25%, 5/15/17		150	158,812
Cott Beverages, Inc. 8.13%, 9/1/18		250	269,375
Michael Foods, Inc. (3) 9.75%, 7/15/18		500	546,250
Pilgrim’s Pride Corp. (3) 7.88%, 12/15/18		250	248,750
Simmons Foods, Inc. (3) 10.50%, 11/1/17		125	133,438
Smithfield Foods, Inc. 7.75%, 7/1/17		500	520,000
TreeHouse Foods, Inc. 7.75%, 3/1/18		250	270,937

			2,501,562

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

GAMING – 1.3%
MGM Resorts International 9.00%, 3/15/20 (3)		$100	$110,000
10.00%, 11/1/16 (3)		500	513,750
10.38%, 5/15/14		500	561,250
11.13%, 11/15/17		175	201,250
Seneca Gaming Corp. (3) 8.25%, 12/1/18		125	125,313
Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		175	189,437
7.88%, 11/1/17		500	538,750

			2,239,750

GAS & PIPELINE UTILITIES – 0.7%
Enterprise Products Operating LP (1) 8.38%, 8/1/66		750	805,312
TransCanada PipeLines Ltd. (1) 6.35%, 5/15/67	CA	325	320,917

			1,126,229

HEALTH CARE – 5.0%
American Renal Holdings (3) 8.38%, 5/15/18		100	102,500
Capella Healthcare, Inc. (3) 9.25%, 7/1/17		250	265,000
Community Health Systems, Inc. 8.88%, 7/15/15		1,500	1,575,000
DaVita, Inc. 6.38%, 11/1/18		175	174,125
6.63%, 11/1/20		250	247,500
HCA Holdings, Inc. (3) 7.75%, 5/15/21		250	250,000
HCA, Inc. 7.25%, 9/15/20		400	418,000
8.50%, 4/15/19		150	164,250
9.13%, 11/15/14		175	183,531
9.25%, 11/15/16		2,125	2,267,110
9.63%, 11/15/16 (5)		1,140	1,221,225
9.88%, 2/15/17		125	137,500
LifePoint Hospitals, Inc. (3) 6.63%, 10/1/20		350	347,375

	Country Code*	Principal Amount (000)	Value

Radiation Therapy Services, Inc. (3) 9.88%, 4/15/17		$250	$249,375
Tenet Healthcare Corp. (3) 8.00%, 8/1/20		150	152,250
United Surgical Partners International, Inc. 8.88%, 5/1/17		225	231,750
Vanguard Health Holding Co. II LLC 8.00%, 2/1/18		500	512,500
8.00%, 2/1/18 (3)		200	204,000

			8,702,991

HEALTH CARE - FACILITIES – 1.9%
Alere, Inc. (3) 8.63%, 10/1/18		275	279,125
Biomet, Inc. 10.00%, 10/15/17		650	710,125
10.38%, 10/15/17 (5)		1,825	1,993,812
11.63%, 10/15/17		320	353,600

			3,336,662

HOLDING COMPANIES – 1.2%
Reynolds Group Issuer, Inc. 7.13%, 4/15/19 (3)		350	356,125
7.75%, 10/15/16 (3)		500	528,750
8.50%, 5/15/18 (3)		850	854,250
9.00%, 4/15/19 (3)		250	259,062

			1,998,187

HOTELS, RESTAURANTS & LEISURE – 0.2%
Marina District Finance Co., Inc. 9.50%, 10/15/15 (3)		50	49,125
9.88%, 8/15/18 (3)		200	197,000
Scientific Games Corp. (3) 8.13%, 9/15/18		100	100,750

			346,875

INSURANCE – 2.2%
American International Group, Inc. 0.40%, 3/20/12 (1)		40	39,058
4.00%, 9/20/11		500	666,983

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

5.45%, 5/18/17		$425	$430,372
6.25%, 5/1/36		2,300	2,207,593
8.18%, 5/15/58 (1)		250	266,202
8.25%, 8/15/18		200	230,413

			3,840,621

INTERNET & CATALOG RETAIL – 0.1%
Equinix, Inc. 8.13%, 3/1/18		100	104,500

LEISURE & ENTERTAINMENT – 1.4%
Harrah’s Operating Co., Inc. 10.00%, 12/15/18		500	456,250
11.25%, 6/1/17		500	562,500
Las Vegas Sands Corp. 6.38%, 2/15/15		250	255,312
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, 5/15/18		200	219,000
Travelport LLC 9.88%, 9/1/14		500	486,875
11.88%, 9/1/16		350	343,875

			2,323,812

MACHINERY – 0.5%
Case New Holland, Inc. (3) 7.88%, 12/1/17		350	382,375
The Manitowoc Co., Inc. 8.50%, 11/1/20		375	398,438

			780,813

MANUFACTURING DIVERSIFIED – 1.3%
Actuant Corp. 6.88%, 6/15/17		15	15,338
Amsted Industries, Inc. (3) 8.13%, 3/15/18		250	265,312
Bombardier, Inc. (3) 7.50%, 3/15/18	CA	275	294,937
Polypore International, Inc. (3) 7.50%, 11/15/17		150	153,000
RBS Global, Inc. 8.50%, 5/1/18		1,000	1,062,500
11.75%, 8/1/16		250	268,125
SPX Corp. (3) 6.88%, 9/1/17		200	212,500

			2,271,712

	Country Code*	Principal Amount (000)	Value

METALS & MINING – 1.8%
Alcoa, Inc. 5.95%, 2/1/37		$250	$234,309
FMG Resources (August 2006) Property Ltd. (3) 7.00%, 11/1/15	AU	125	128,125
Freeport-McMoRan Copper & Gold, Inc. 8.38%, 4/1/17		775	857,344
Novelis, Inc. 8.38%, 12/15/17 (3)	CA	500	517,500
8.75%, 12/15/20 (3)	CA	1,000	1,037,500
Steel Dynamics, Inc. 7.63%, 3/15/20 (3)		25	26,750
7.75%, 4/15/16		50	52,625
Teck Resources, Ltd. 9.75%, 5/15/14	CA	121	151,416
10.25%, 5/15/16	CA	129	159,638

			3,165,207

MULTIMEDIA – 5.5%
Cablevision Systems Corp. 7.75%, 4/15/18		250	261,875
CCO Holdings LLC 7.88%, 4/30/18		250	258,750
8.13%, 4/30/20		200	210,500
Citadel Broadcasting Corp. (3) 7.75%, 12/15/18		100	103,500
Clear Channel Worldwide Holdings, Inc. Series B 9.25%, 12/15/17		750	821,250
CSC Holdings LLC 7.63%, 7/15/18		210	227,850
7.88%, 2/15/18		865	962,312
8.50%, 6/15/15		475	515,375
8.63%, 2/15/19		325	367,250
DISH DBS Corp. 6.63%, 10/1/14		25	25,938
7.00%, 10/1/13		200	213,500
7.13%, 2/1/16		935	965,387
7.75%, 5/31/15		75	79,688
7.88%, 9/1/19		100	104,500

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Insight Communications Co., Inc. (3) 9.38%, 7/15/18		$300	$319,500
LIN Television Corp. 8.38%, 4/15/18		250	265,000
LIN Television Corp., Series B 6.50%, 5/15/13		250	250,000
Nara Cable Funding Ltd. (3) 8.88%, 12/1/18	IE	100	126,948
Nielsen Finance LLC 0.00%, 8/1/16 (2)		250	262,500
7.75%, 10/15/18 (3)		400	414,000
11.50%, 5/1/16		250	288,750
Quebecor Media, Inc. 7.75%, 3/15/16	CA	55	56,788
The McClatchy Co. 11.50%, 2/15/17		150	168,563
Univision Communications, Inc. (3) 7.88%, 11/1/20		325	341,250
UPC Holding BV 8.00%, 11/1/16	NL	250	347,438
8.38%, 8/15/20	NL	500	691,535
9.75%, 4/15/18 (3)	NL	100	143,652
Videotron Ltee 9.13%, 4/15/18	CA	600	669,000

			9,462,599

OIL & GAS - EXPLORATION & PRODUCTION – 2.6%
Anadarko Petroleum Corp. 6.45%, 9/15/36		250	249,347
Coffeyville Resources LLC (3) 9.00%, 4/1/15		45	48,150
Concho Resources, Inc. 7.00%, 1/15/21		200	205,000
Continental Resources, Inc. 7.13%, 4/1/21 (3)		75	78,750
7.38%, 10/1/20		50	53,000
8.25%, 10/1/19		50	55,500
Denbury Resources, Inc. 8.25%, 2/15/20		149	161,665
9.75%, 3/1/16		250	278,750
Forest Oil Corp. 7.25%, 6/15/19		125	126,875

	Country Code*	Principal Amount (000)	Value

8.50%, 2/15/14		$250	$273,125
Harvest Operations Corp. (3) 6.88%, 10/1/17	CA	150	154,500
Linn Energy LLC (3) 8.63%, 4/15/20		425	457,937
Newfield Exploration Co. 6.88%, 2/1/20		250	263,125
7.13%, 5/15/18		330	347,325
NFR Energy LLC (3) 9.75%, 2/15/17		250	246,875
Penn Virginia Corp. 10.38%, 6/15/16		150	167,250
Petrohawk Energy Corp. 7.25%, 8/15/18		300	303,000
10.50%, 8/1/14		250	285,000
Plains Exploration & Production Co. 7.00%, 3/15/17		250	256,875
7.63%, 4/1/20		325	342,469
Precision Drilling Corp. (3) 6.63%, 11/15/20	CA	100	101,750
QEP Resources, Inc. 6.88%, 3/1/21		100	105,000

			4,561,268

OIL & GAS EQUIPMENT & SERVICES – 1.0%
Amerigas Partners LP 7.13%, 5/20/16		460	476,100
7.25%, 5/20/15		50	51,375
Cie Generale De Geophysique-Veritas 7.50%, 5/15/15	FR	735	747,863
7.75%, 5/15/17	FR	175	179,375
Expro Finance Luxembourg SCA (3) 8.50%, 12/15/16	LU	250	238,750
Frac Tech Services LLC (3) 7.13%, 11/15/18		100	101,500

			1,794,963

PAPER PRODUCTS – 1.4%
Clearwater Paper Corp. (3) 7.13%, 11/1/18		75	77,437
Georgia-Pacific LLC 5.40%, 11/1/20 (3)		225	222,453
7.13%, 1/15/17 (3)		650	692,250
7.25%, 6/1/28		10	10,825

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

7.70%, 6/15/15		$815	$933,175
8.00%, 1/15/24		115	131,387
8.25%, 5/1/16 (3)		50	56,438
8.88%, 5/15/31		200	246,000

			2,369,965

PHARMACEUTICALS – 1.4%
Mylan, Inc. 7.63%, 7/15/17 (3)		200	212,750
7.88%, 7/15/20 (3)		500	538,750
NBTY, Inc. (3) 9.00%, 10/1/18		200	213,500
Novasep Holding SAS (3)
9.75%, 12/15/16	FR	200	141,000
Valeant Pharmaceuticals International 6.75%, 10/1/17 (3)		100	99,500
7.00%, 10/1/20 (3)		500	493,750
Warner Chilcott Co., LLC (3) 7.75%, 9/15/18	IE	750	757,500

			2,456,750

PIPELINES – 2.0%
Dynegy Holdings Pass Through Trust, Series B 7.67%, 11/8/16		200	188,000
El Paso Corp. 7.80%, 8/1/31		200	198,949
8.05%, 10/15/30		1,010	1,024,739
El Paso Pipeline Partners Operating Co. LP 6.50%, 4/1/20		125	131,149
Energy Transfer Equity 7.50%, 10/15/20		350	360,500
Kinder Morgan Finance Co. 5.70%, 1/5/16	CA	320	324,000
Kinder Morgan, Inc. 5.15%, 3/1/15		850	856,375
MarkWest Energy Partners LP 6.75%, 11/1/20		100	100,000
Regency Energy Partners LP 6.88%, 12/1/18		275	278,437

			3,462,149

	Country Code*	Principal Amount (000)	Value

REAL ESTATE INVESTMENT TRUSTS – 0.4%
Host Hotels & Resorts, Inc. (3) 6.00%, 11/1/20		$500	$492,500
Ventas Realty LP 6.50%, 6/1/16		225	233,989

			726,489

REFINING – 2.5%
Berry Petroleum Co. 6.75%, 11/1/20		200	201,000
10.25%, 6/1/14		325	372,937
Chesapeake Energy Corp. 7.25%, 12/15/18		150	155,250
7.63%, 7/15/13		25	27,094
9.50%, 2/15/15		2,000	2,255,000
Opti Canada, Inc. 7.88%, 12/15/14	CA	125	88,281
8.25%, 12/15/14	CA	290	206,625
Range Resources Corp. 6.75%, 8/1/20		150	154,688
7.25%, 5/1/18		25	26,375
7.50%, 10/1/17		125	131,719
Sandridge Energy, Inc. (5) 8.63%, 4/1/15		750	767,812

			4,386,781

RESTAURANTS – 0.1%
NPC International, Inc. 9.50%, 5/1/14		165	168,713

RETAIL – 2.2%
Inergy LP (3) 7.00%, 10/1/18		150	151,125
J.C. Penney Co., Inc. 7.13%, 11/15/23		50	51,625
7.95%, 4/1/17		225	245,250
Limited Brands, Inc. 7.00%, 5/1/20		75	79,125
Michaels Stores, Inc. (3) 7.75%, 11/1/18		500	498,750
New Albertsons, Inc. 7.45%, 8/1/29		375	281,250
8.70%, 5/1/30		250	201,250
PETCO Animal Supplies, Inc. (3) 9.25%, 12/1/18		250	263,437

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Phillips-Van Heusen Corp. 7.38%, 5/15/20		$250	$265,625
QVC, Inc. 7.13%, 4/15/17 (3)		150	157,125
7.38%, 10/15/20 (3)		50	52,375
7.50%, 10/1/19 (3)		250	263,125
Roadhouse Financing, Inc. (3) 10.75%, 10/15/17		175	189,000
Sally Holdings LLC 9.25%, 11/15/14		500	525,000
Suburban Propane Partners LP 7.38%, 3/15/20		50	53,375
SUPERVALU, Inc. 7.50%, 11/15/14		520	501,800

			3,779,237

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.3%
Sensata Technologies BV 8.00%, 5/1/14	NL	414	434,700

SOFTWARE – 0.2%
Fidelity National Information Services, Inc. (3) 7.63%, 7/15/17		100	105,250
First Data Corp. 8.25%, 1/15/21 (3)		56	53,760
9.88%, 9/24/15		13	12,383
12.63%, 1/15/21 (3)		56	53,480
ManTech International Corp. 7.25%, 4/15/18		175	182,875

			407,748

SPECIAL PURPOSE ENTITIES – 1.2%
Conti-Gummi Finance BV 7.13%, 10/15/18 (3)	NL	250	341,174
7.50%, 9/15/17 (3)	NL	100	137,773
8.50%, 7/15/15 (3)	NL	75	108,491
El Paso Performance-Linked Trust (3) 7.75%, 7/15/11		250	255,920
NSG Holdings LLC (3) 7.75%, 12/15/25		490	455,700

	Country Code*	Principal Amount (000)	Value

Universal City Development Partners, Ltd. 8.88%, 11/15/15		$200	$212,500
Ziggo Bond Co. BV 8.00%, 5/15/18	NL	250	344,932
Ziggo Finance BV (3) 6.13%, 11/15/17	NL	175	233,560

			2,090,050

TELECOMMUNICATIONS – 8.3%
Buccaneer Merger Sub, Inc. (3) 9.13%, 1/15/19		125	129,063
Crown Castle International Corp. 7.13%, 11/1/19		375	396,562
7.75%, 5/1/17 (3)		175	191,187
Digicel Ltd. (3) 8.25%, 9/1/17	BM	900	922,500
Frontier Communications Corp. 6.63%, 3/15/15		25	26,125
7.13%, 3/15/19		550	565,125
7.45%, 7/1/35		100	88,500
7.88%, 4/15/15		125	136,563
8.25%, 5/1/14		125	138,438
8.25%, 4/15/17		200	219,500
8.50%, 4/15/20		250	273,125
9.00%, 8/15/31		90	92,475
Intelsat Corp. 9.25%, 8/15/14		225	231,750
9.25%, 6/15/16		150	162,000
Intelsat Jackson Holdings SA 7.25%, 10/15/20 (3)	LU	500	505,000
8.50%, 11/1/19 (3)	LU	825	897,187
9.50%, 6/15/16	LU	25	26,375
Intelsat Luxembourg SA 11.25%, 2/4/17	LU	250	272,500
11.50%, 2/4/17 (5)	LU	472	500,922
Intelsat Subsidiary Holding Co., Ltd. 8.88%, 1/15/15	BM	50	51,375
Qwest Communications International, Inc. 7.13%, 4/1/18 (3)		250	258,750
7.50%, 2/15/14		1,000	1,012,500

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

8.00%, 10/1/15		$100	$107,500
Qwest Corp. 7.50%, 6/15/23		250	248,125
8.88%, 3/15/12		150	162,187
Sprint Capital Corp. 6.90%, 5/1/19		1,500	1,481,250
7.63%, 1/30/11		75	75,188
8.38%, 3/15/12		75	79,313
8.75%, 3/15/32		400	404,000
Sprint Nextel Corp. 6.00%, 12/1/16		145	140,106
8.38%, 8/15/17		700	750,750
Telesat Canada LLC 11.00%, 11/1/15	CA	575	645,437
TW Telecom Holdings, Inc. 8.00%, 3/1/18		100	106,250
Virgin Media Finance PLC 9.50%, 8/15/16	GB	175	197,750
Virgin Media Secured Finance PLC 6.50%, 1/15/18	GB	350	368,375
Wind Acquisition Finance SA 7.25%, 2/15/18 (3)	LU	300	305,250
11.75%, 7/15/17 (3)	LU	750	845,625
Windstream Corp. 7.88%, 11/1/17		200	210,250
8.63%, 8/1/16		995	1,047,237

			14,272,115

TEXTILES & APPAREL – 0.1%
Levi Strauss & Co. 7.63%, 5/15/20		225	232,313

TRANSPORTATION – 0.2%
AMGH Merger Sub, Inc. (3) 9.25%, 11/1/18		250	262,500
Kansas City Southern Railway 8.00%, 6/1/15		75	80,625

			343,125

UTILITIES – 5.7%
AES Red Oak LLC, Series A 8.54%, 11/30/19		780	775,624

	Country Code*	Principal Amount (000)	Value

Calpine Corp. 7.50%, 2/15/21 (3)		$425	$418,625
7.88%, 7/31/20 (3)		500	506,250
Energy Future Holdings Corp. 9.75%, 10/15/19		39	39,324
10.00%, 1/15/20 (3)		250	257,193
Energy Future Intermediate Holding Co. LLC 9.75%, 10/15/19		47	47,390
Intergen NV (3) 9.00%, 6/30/17	NL	1,000	1,060,000
Ipalco Enterprises, Inc. (3) 7.25%, 4/1/16		40	42,700
Midwest Generation LLC, Series B 8.56%, 1/2/16		486	490,789
NRG Energy, Inc. 7.38%, 2/1/16		275	281,875
7.38%, 1/15/17		815	839,450
8.50%, 6/15/19		1,050	1,084,125
Quicksilver Resources, Inc. 9.13%, 8/15/19		575	631,062
11.75%, 1/1/16		300	349,500
Reliant Energy Mid-Atlantic Power Holdings LLC, Series C 9.68%, 7/2/26		100	106,750
RRI Energy, Inc. 7.63%, 6/15/14		500	511,250
7.88%, 6/15/17		150	145,500
Sithe Independence Funding Corp., Series A 9.00%, 12/30/13		55	57,128
Tenaska Alabama Partners LP (3) 7.00%, 6/30/21		319	339,539
The AES Corp. 7.75%, 10/15/15		175	186,813
8.00%, 10/15/17		245	259,087
8.00%, 6/1/20		1,095	1,160,700
9.75%, 4/15/16		175	195,563

			9,786,237

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

WHOLESALE – 0.2%
American Tire Distributors Holdings, Inc. (3) 9.75%, 6/1/17		$200	$216,000
McJunkin Red Man Corp. (3) 9.50%, 12/15/16		150	141,750

			357,750

Total Corporate Debt Obligations (Cost $136,964,103)			149,701,182

FOREIGN GOVERNMENT OBLIGATIONS – 1.0%
Brazil Notas do Tesouro Nacional, Series F 10.00%, 1/1/17 (Cost $1,547,950)	BR	3,400	1,775,115

LOAN ASSIGNMENTS – 2.9%
SENIOR LOANS – 2.9%
American General Finance Corp. (1) 7.25%, 4/8/15		500	507,070
DaVita, Inc. (1) 4.50%, 10/20/16		500	503,985
Del Monte Foods Co. (1)(6) 8.75%, 5/22/11		500	500,000
Energy Future Competitive Holdings Co. (1) 3.76%, 10/10/14		1,959	1,511,044
First Data Corp. (1) 3.00%, 9/24/14		472	435,821
Goodman Global, Inc. (1) 5.75%, 10/28/16		499	500,700
Newsday LLC (1) 10.50%, 8/1/13		200	213,500
Texas Competitive Electric Holdings Co. LLC (1) 3.76%, 10/10/14		494	380,291
Vodafone (1) 6.88%, 8/11/15		500	510,000

Total Loan Assignments (Cost $4,633,997)			5,062,411

	Country Code*	Shares	Value

COMMON STOCKS – 0.0% +
MULTIMEDIA – 0.0%+
Dex One Corp.**		9,862	$73,571

PIPELINES – 0.0%+
SemGroup Corp., Class A**		77	2,092

Total Common Stocks (Cost $307,692)			75,663

CONVERTIBLE PREFERRED STOCKS – 0.4%
BANKS – 0.4%
Wells Fargo & Co., Series L 7.50%, 12/31/49 (Cost $384,735)		625	625,344

WARRANTS – 0.0% +
PIPELINES – 0.0% +
SemGroup Corp., expires 11/30/14** (Cost $81)		81	628

		Principal Amount (000)
SHORT TERM INVESTMENTS – 4.3%
U.S. TREASURY (7) – 3.8%
U.S. Treasury Bills 0.12%, 1/6/11 (8)		$2,742	2,741,962
0.13%, 1/13/11		1,800	1,799,982
0.15%, 1/13/11		1,000	999,956
0.15%, 1/20/11		200	199,993
0.17%, 6/2/11		400	399,740
0.17%, 6/9/11		200	199,856
0.19%, 6/16/11		300	299,766

Total U.S. Treasury (Cost $6,641,204)			6,641,255

		Shares
MUTUAL FUNDS – 0.5%
State Street Institutional U.S. Government Money Market Fund (Cost $810,632)		810,632	810,632

Total Short Term Investments (Cost $7,451,836)			7,451,887

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Value

TOTAL INVESTMENTS – 98.8%
(Cost $155,926,203)	$170,513,322
Other assets less liabilities – 1.2%	2,038,822

NET ASSETS – 100.0%	$172,552,144

AU	Australia
BM	Bermuda
BR	Brazil
CA	Canada
FR	France
GB	Great Britain
IE	Ireland
IT	Italy
KY	Cayman Islands
LU	Luxembourg
NL	Netherlands

*	Unless otherwise noted the issuer country code for all securities is United States.
**	Non-income producing security.
+	Amount is less than 0.05%.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(2)	Security is a “Step-up” bond where the coupon increases on a predetermined future date.
(3)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $46,648,471, representing 27.0% of net assets.
(4)	Security is in default and is non-income producing.
(5)	Payment in-kind bond security which may pay interest in the form of additional bonds.
(6)	Security (or a portion thereof) has been purchased on a delayed delivery or when-issued basis.
(7)	Interest rates represent annualized yield at date of purchase.
(8)	At the period end, securities (or portions thereof) with an aggregate market value of $114,998 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation ($)
Long	90-Day Eurodollar March Futures	3/14/11	53	12,959,163	13,201,638	242,475

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

(9)	At the period end, open forward foreign currency exchange contracts were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Barclays Bank PLC	EUR	361,000	USD	502,385	1/25/11	20,002
Citibank NA*	BRL	3,252,193	USD	1,906,997	3/2/11	(28,363)
Citibank NA*	EUR	1,118,000	USD	1,512,620	1/6/11	18,644
Citibank NA*	EUR	3,034,000	USD	4,218,337	1/25/11	164,188
Citibank NA*	USD	4,760	CNY	32,000	1/10/11	95
Deutsche Bank AG (London)	CNY	170,584	USD	25,652	1/10/11	(233)
Deutsche Bank AG (London)	EUR	175,000	USD	240,453	1/25/11	6,611
Deutsche Bank AG (London)	GBP	1,040,000	USD	1,622,102	3/21/11	1,656
Deutsche Bank AG (London)	USD	10,745	CNY	72,174	1/10/11	207
Deutsche Bank AG (London)	USD	26,335	CNY	170,584	2/13/12	(205)
JPMorgan Securities	USD	30,680	CNY	197,060	11/15/11	(609)
JPMorgan Securities	USD	4,124	CNY	26,537	11/15/11	(75)
Morgan Stanley Capital Services, Inc.	USD	10,000	CNY	66,410	1/10/11	77
UBS AG	BRL	511,224	USD	300,720	2/2/11	(5,280)
UBS AG	USD	290,997	BRL	511,224	2/2/11	15,003
UBS AG	USD	297,051	BRL	511,224	4/4/11	5,431

Net unrealized appreciation						197,149

*	At the period end, the broker pledged securities with a fair value of $279,990 to the Fund as collateral for these open forward currency exchange contracts.

BRL	–	Brazilian Real
CNY	–	Yuan Renminbi
EUR	–	Euro
GBP	–	Great British Pound
USD	–	United States Dollar

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

(10)	At the period end, open swap contracts were as follows:

Credit Default Swap Contracts on Corporate Issues – Sell Protection (a)

Counterparty	Reference Entity	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation ($)
Bank of America NA	American International Group, Inc.	5.00%	9/20/11	0.67%	200	6,313	(46,000)	52,313
Bank of America NA	American International Group, Inc.	5.00%	9/20/11	0.67%	200	6,314	(48,000)	54,314
Deutsche Bank AG	Ally Financial, Inc.	5.00%	3/20/12	1.30%	60	2,704	(9,300)	12,004
Deutsche Bank AG	RRI Energy, Inc.	5.00%	9/20/14	5.47%	300	(4,446)	(43,500)	39,054
Deutsche Bank AG	SLM Corp.	5.00%	6/20/12	1.23%	100	5,531	(13,000)	18,531
Goldman Sachs International	El Paso Corp.	5.00%	9/20/14	1.93%	500	54,368	(47,500)	101,868

Total					1,360	70,784	(207,300)	278,084

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of that particular agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

SC PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

(11)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$310,329	$—	$310,329
Collateralized Mortgage Obligations	—	5,179,794	—	5,179,794
Convertible Bonds (a)	—	330,969	—	330,969
Corporate Debt Obligations (a)	—	149,701,182	—	149,701,182
Foreign Government Obligations	—	1,775,115	—	1,775,115
Loan Assignments	—	5,062,411	—	5,062,411
Common Stocks (a)	75,663	—	—	75,663
Convertible Preferred Stocks	625,344	—	—	625,344
Warrants	—	628	—	628
Short Term Investments
U.S. Treasury	899,362	5,741,893	—	6,641,255
Mutual Funds	810,632	—	—	810,632

Total Short Term Investments	1,709,994	5,741,893	—	7,451,887

Total Investments	2,411,001	168,102,321	—	170,513,322

Financial Derivative Instruments
Futures Contracts	242,475	—	—	242,475
Forward Foreign Currency Exchange Contracts	—	231,914	—	231,914
Swap Contracts	—	278,084	—	278,084

Total Financial Derivative Instruments	$242,475	$509,998	$—	$752,473

Liabilities
Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	$—	$(34,765)	$—	$(34,765)

Total Financial Derivative Instruments	$—	$(34,765)	$—	$(34,765)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.5%
Bear Stearns Asset Backed Securities Trust, Series 2006-SD3 5.50%, 8/25/36		$1,873	$1,282,482
Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A2 (1) 0.45%, 6/25/36		230	199,694
Ford Credit Auto Owner Trust, Series 2008-C, Class A3 (1) 1.68%, 6/15/12		336	336,740
Ford Credit Auto Owner Trust, Series 2009-D, Class A2 1.21%, 1/15/12		24	24,097
Structured Asset Securities Corp., Series 2007-WF1, Class A2 (1) 0.35%, 2/25/37		1,914	1,894,391

Total Asset Backed Securities (Cost $3,055,819)			3,737,404

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.7%
Arkle Master Issuer PLC, Series 2006-1A, Class 4A2 (1)(2) 0.37%, 2/17/52		9,000	8,910,864
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A2B (1)(2) 2.40%, 5/16/47	GB	1,000	1,329,982
Bear Stearns Alt-A Trust, Series 2005-4 (1) 2.88%, 5/25/35		164	127,570

	Country Code*	Principal Amount (000)	Value

Bear Stearns Alt-A Trust, Series 2006-1 (1) 4.18%, 2/25/36		$181	$91,806
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-29, Class A1 5.75%, 12/25/35		2,061	1,879,487
Federal National Mortgage Association, Series 2005-75, Class FL (1) 0.71%, 9/25/35		814	812,549
Federal National Mortgage Association, Series 2007-30, Class AF (1) 0.57%, 4/25/37		421	420,926
First Horizon Asset Securities, Inc., Series 2005-AR4, Class 2A1 (1) 2.88%, 10/25/35		678	550,432
First Horizon Asset Securities, Inc., Series 2005-AR6, Class 4A1 (1) 5.68%, 2/25/36		615	577,759
Harborview Mortgage Loan Trust, Series 2005-4 (1) 2.99%, 7/19/35		417	349,667
JP Morgan Mortgage Trust, Series 2005-S3, Class 1A2 5.75%, 1/25/36		95	85,535
JP Morgan Mortgage Trust, Series 2007-A1 (1) 3.11%, 7/25/35		573	448,469

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Master Adjustable Rate Mortgage Trust, Series 2005-6, Class 5A2 (1) 2.54%, 7/25/35		$1,309	$1,005,172
MLCC Mortgage Investors, Inc., Series 2005-1, Class 2A5 (1) 2.34%, 4/25/35		1,200	1,102,453
Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5 (3) 4.98%, 5/25/35		348	244,393
Wachovia Mortgage Loan Trust LLC, Series 2005-B, Class 2A4 (1) 3.08%, 10/20/35		2,800	2,281,367

Total Collateralized Mortgage Obligations (Cost $19,441,447)			20,218,431

COMMERCIAL MORTGAGE BACKED SECURITIES – 1.3%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4 (1) 5.89%, 11/15/44		5,000	5,335,505
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-CB7, Class A4 (1) 4.88%, 1/12/38		2,800	2,966,498
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3 (2) 4.07%, 11/15/43		1,000	950,913

	Country Code*	Principal Amount (000)	Value

Morgan Stanley Capital I, Series 2004-IQ8, Class A5 (1) 5.11%, 6/15/40		$600	$634,561

Total Commercial Mortgage Backed Securities (Cost $8,161,575)			9,887,477

CONVERTIBLE BONDS – 0.4%
OIL & GAS – EXPLORATION & PRODUCTION – 0.4%
Transocean, Inc., Series B 1.50%, 12/15/37 (Cost $2,696,870)	KY	2,900	2,856,500

CORPORATE DEBT OBLIGATIONS – 23.4%
AGRICULTURAL – 0.1%
Altria Group, Inc. 4.13%, 9/11/15		500	522,789
BAT International Finance PLC (2) 9.50%, 11/15/18	GB	160	210,556

			733,345

AUTOMOTIVE – 0.9%
Ford Motor Credit Co. LLC
5.63%, 9/15/15		3,400	3,520,636
7.38%, 2/1/11		1,000	1,002,989
7.80%, 6/1/12		2,000	2,126,254

			6,649,879

BANKS – 11.4%
Ally Financial, Inc.
5.38%, 6/6/11		2,800	2,814,000
6.00%, 4/1/11		200	200,171
6.25%, 12/1/17 (2)		1,800	1,800,000
6.88%, 9/15/11		400	410,402
7.50%, 9/15/20 (2)		300	314,625
American Express Bank, FSB 5.50%, 4/16/13		400	431,117
Banco Santander Chile (1)(2) 1.54%, 4/20/12	CL	900	899,664
Bank of America Corp.
5.65%, 5/1/18		1,900	1,941,367

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

5.75%, 12/1/17		$300	$312,188
6.00%, 9/1/17		1,100	1,152,805
Bank of China Hong Kong Ltd. (2) 5.55%, 2/11/20	HK	100	104,475
Bank of Montreal (2) 2.85%, 6/9/15	CA	300	304,738
Bank of Nova Scotia (2) 1.65%, 10/29/15	CA	500	477,940
Barclays Bank PLC
5.00%, 9/22/16	GB	1,500	1,587,300
6.05%, 12/4/17 (2)	GB	500	512,901
Barnett Capital Trust III (1) 0.91%, 2/1/27		200	141,175
BBVA Bancomer SA Texas (2) 7.25%, 4/22/20	MX	1,100	1,163,583
Bear Stearns Cos. LLC 5.30%, 10/30/15		100	108,518
BNP Paribas
7.20%, 6/25/37 (1)(2)	FR	100	95,500
7.78%, 7/2/18 (1)	FR	100	138,307
BPCE SA (2) 2.38%, 10/4/13	FR	200	199,255
Citigroup Capital XXI (1) 8.30%, 12/21/57		1,600	1,664,000
Citigroup, Inc.
3.63%, 11/30/17 (1)		800	978,693
5.50%, 4/11/13		700	745,381
5.50%, 10/15/14		400	430,979
6.13%, 11/21/17		200	219,177
8.50%, 5/22/19		200	248,287
Commonwealth Bank of Australia (1)(2) 0.71%, 7/12/13	AU	1,600	1,602,861
Credit Agricole SA (1)(2) 8.38%, 10/13/19	FR	2,300	2,363,250
Danske Bank A/S (2) 2.50%, 5/10/12	DK	300	307,313
Deutsche Bank AG 6.00%, 9/1/17	DE	300	336,069
Dexia Credit Local
0.70%, 3/5/13 (1)(2)	FR	3,300	3,288,988
0.77%, 4/29/14 (1)(2)	FR	1,700	1,693,361
0.95%, 9/23/11 (1)(2)	FR	400	401,043
Fortis Bank Nederland Holding NV 3.00%, 4/17/12	NL	200	273,214

	Country Code*	Principal Amount (000)	Value

ING Bank NV
1.10%, 3/30/12 (1)(2)	NL	$4,200	$4,185,489
2.63%, 2/9/12 (2)	NL	1,400	1,430,342
Intesa Sanpaolo New York 2.38%, 12/21/12	IT	2,400	2,408,714
Itau Unibanco Holding SA (2) 6.20%, 4/15/20	BR	1,800	1,849,217
JP Morgan Chase & Co. 4.25%, 10/15/20		1,300	1,269,645
JP Morgan Chase & Co., Series 3 (1) 1.05%, 9/30/13		700	702,247
JP Morgan Chase & Co., Series I (1) 7.90%, 4/30/18		300	318,897
JP Morgan Chase Bank NA (1) 0.63%, 6/13/16		300	282,754
JP Morgan Chase Capital XXI, Series U (1) 1.24%, 2/2/37		1,000	772,710
Lloyds TSB Bank PLC
2.30%, 4/1/11 (2)	GB	1,800	1,808,291
2.80%, 4/2/12 (2)	GB	4,300	4,405,040
Macquarie Bank Ltd. (2) 4.10%, 12/17/13	AU	300	322,019
Merrill Lynch & Co., Inc.
0.49%, 2/15/11 (1)		1,500	1,495,257
1.33%, 5/30/14 (1)		100	125,078
6.88%, 4/25/18		200	218,872
Morgan Stanley
0.59%, 1/9/14 (1)		500	482,452
0.77%, 10/15/15 (1)		2,000	1,875,140
5.95%, 12/28/17		400	423,216
National Australia Bank Ltd. (2) 2.55%, 1/13/12	AU	1,000	1,018,490
Nordea Bank AB (2) 4.88%, 1/27/20	SE	1,800	1,846,624
Northern Rock Asset Management PLC (2) 5.63%, 6/22/17	GB	1,300	1,326,156
Royal Bank of Scotland Group PLC
0.69%, 4/8/11 (1)(2)	GB	5,000	5,002,065

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

1.45%, 10/20/11 (2)	GB	$4,600	$4,625,829
2.63%, 5/11/12 (2)	GB	200	204,732
3.00%, 12/9/11 (2)	GB	2,800	2,858,288
5.00%, 10/1/14	GB	100	96,198
6.99%, 10/5/17 (1)(2)	GB	200	154,000
Santander US Debt SA Unipersonal
1.10%, 3/30/12 (1)(2)	ES	3,100	3,063,984
2.99%, 10/7/13 (2)	ES	1,800	1,748,644
Scotland International Finance No. 2 BV (2) 4.25%, 5/23/13	NL	1,200	1,188,038
Societe Generale (1)(2) 5.92%, 4/5/17	FR	400	353,295
State Bank of India/London (2) 4.50%, 7/27/15	IN	1,000	1,022,267
State Street Capital Trust IV (1) 1.30%, 6/15/37		200	150,085
Swedbank AB (2) 2.80%, 2/10/12	SE	1,000	1,021,380
UBS AG/Stamford CT (1) 1.38%, 2/23/12	CH	800	806,750
Union Planters Corp. 7.75%, 3/1/11		300	302,799
Wachovia Bank NA (1) 0.63%, 3/15/16		400	374,734
Wachovia Corp.
0.42%, 10/15/11 (1)		3,900	3,902,929
5.30%, 10/15/11		650	673,719
Westpac Banking Corp. (2) 3.59%, 8/14/14	AU	300	319,761

			86,098,794

CHEMICALS – 0.1%
The Dow Chemical Co.
4.85%, 8/15/12		900	948,761
6.00%, 10/1/12		100	107,733

			1,056,494

DIVERSIFIED – 0.1%
Noble Group Ltd. (2) 4.88%, 8/5/15	BM	1,000	1,029,818

ELECTRIC UTILITIES – 0.3%
CMS Energy Corp. 5.05%, 2/15/18		1,000	988,784
Electricite de France (2) 6.50%, 1/26/19	FR	400	466,706

	Country Code*	Principal Amount (000)	Value

Entergy Corp. 3.63%, 9/15/15		$1,000	$989,068

			2,444,558

FINANCIALS – 4.3%
American Express Co. 7.00%, 3/19/18		700	815,341
CIT Group, Inc.
7.00%, 5/1/13		300	306,000
7.00%, 5/1/14		500	505,000
Countrywide Financial Corp. 5.80%, 6/7/12		2,100	2,209,404
General Electric Capital Corp., Series A
0.49%, 1/8/16 (1)		100	94,486
6.15%, 8/7/37		100	105,409
6.88%, 1/10/39		800	924,528
International Lease Finance Corp.
0.62%, 7/1/11 (1)		1,870	1,840,173
1.43%, 8/15/11 (1)		1,600	2,083,255
5.40%, 2/15/12		3,700	3,737,000
6.38%, 3/25/13		2,000	2,050,000
6.75%, 9/1/16 (2)		400	427,000
LeasePlan Corp. NV
3.00%, 5/7/12 (2)	NL	1,000	1,027,364
3.13%, 2/10/12	NL	200	272,499
Nomura Holdings, Inc. 6.70%, 3/4/20	JP	2,300	2,461,674
SLM Corp., Series A
0.50%, 3/15/11 (1)		1,800	1,793,527
0.59%, 1/27/14 (1)		500	450,357
5.00%, 10/1/13		100	100,259
5.38%, 1/15/13		130	132,596
8.45%, 6/15/18		1,000	1,039,362
Sydney Airport Finance Co., Pty Ltd. (2) 5.13%, 2/22/21	AU	100	96,336
The Goldman Sachs Group, Inc.
0.47%, 2/6/12 (1)		200	199,747
0.75%, 3/22/16 (1)		600	566,671
5.95%, 1/18/18		6,800	7,377,204
6.15%, 4/1/18		1,100	1,211,312
6.25%, 9/1/17		700	772,486

			32,598,990

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

FOOD, BEVERAGES & RESTAURANTS – 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.13%, 1/15/15		$1,200	$1,263,860
5.38%, 1/15/20		1,200	1,300,306
Tate & Lyle International Finance PLC (2) 6.63%, 6/15/16	GB	500	548,738

			3,112,904

HEALTH CARE – 0.6%
HCA, Inc. 7.88%, 2/15/20		4,000	4,280,000
Roche Holdings, Inc. (2) 6.00%, 3/1/19		600	697,703

			4,977,703

INSURANCE – 1.3%
American International Group, Inc.
1.18%, 4/26/11 (1)		100	132,451
5.05%, 10/1/15		100	102,656
5.45%, 5/18/17		100	101,264
5.85%, 1/16/18		200	206,228
8.25%, 8/15/18		1,000	1,152,066
Metropolitan Life Global Funding I (1)(2) 0.69%, 7/13/11		2,400	2,402,724
Ohio National Financial Services, Inc. (2) 6.38%, 4/30/20		5,100	5,308,258
Pacific LifeCorp. (2) 6.00%, 2/10/20		100	105,100
The Hartford Financial Services Group, Inc. (1) 8.13%, 6/15/38		300	318,750

			9,829,497

INVESTMENT COMPANIES – 0.9%
FIH Erhvervsbank A/S (1)(2) 0.67%, 6/13/13	DK	6,500	6,493,455
Temasek Financial I Ltd. (2) 4.30%, 10/25/19	SG	300	305,649

			6,799,104

	Country Code*	Principal Amount (000)	Value

METALS & MINING – 0.2%
Alcoa, Inc. 6.15%, 8/15/20		$600	$616,141
Gerdau Holdings, Inc. (2) 7.00%, 1/20/20	BR	200	220,000
Gerdau Trade, Inc. (2) 5.75%, 1/30/21	VG	200	200,500
Vale Overseas Ltd. 6.88%, 11/10/39	KY	300	331,479

			1,368,120

OIL & GAS – 0.4%
Ras Laffan Liquefied Natural Gas Co. Ltd. III 6.75%, 9/30/19	QA	1,200	1,385,900
Shell International Finance BV
5.50%, 3/25/40	NL	300	321,394
6.38%, 12/15/38	NL	1,000	1,185,230
Total Capital SA 4.45%, 6/24/20	FR	200	207,306

			3,099,830

OIL & GAS – EXPLORATION & PRODUCTION – 0.4%
Gazprom OAO 9.63%, 3/1/13	DE	2,400	2,721,000
Transocean, Inc. 4.95%, 11/15/15	KY	100	103,346

			2,824,346

PIPELINES – 0.1%
El Paso Corp. 7.88%, 6/15/12		400	421,427

REFINING – 0.2%
Petrobras International Finance Co. 7.88%, 3/15/19	KY	1,300	1,536,821

SAVINGS & LOANS – 0.1%
Nationwide Building Society (2) 6.25%, 2/25/20	GB	600	625,241

SPECIAL PURPOSE BANKS – 0.2%
The Export-Import Bank of Korea
5.13%, 6/29/20	KR	300	308,900

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

5.88%, 1/14/15	KR	$900	$974,636
8.13%, 1/21/14	KR	400	457,568

			1,741,104

SPECIAL PURPOSE ENTITIES – 0.4%
Mizuho Capital Investment EUR 1 Ltd. (1) 5.02%, 6/30/11	KY	$1,000	$1,286,189
MUFG Capital Finance 5 Ltd. (1) 6.30%, 1/25/17	KY	1,000	1,442,167
Odebrecht Drilling VIII/IX Ltd. (2) 6.35%, 6/30/21	KY	200	208,000
Vnesheconombank Veb Finance Ltd. (2) 5.45%, 11/22/17	IE	200	199,500

			3,135,856

TELECOMMUNICATIONS – 0.1%
Verizon Wireless Capital LLC (1) 2.88%, 5/20/11		1,000	1,010,007

TRANSPORTATION – 0.1%
Ryder System, Inc. 6.00%, 3/1/13		400	429,998

UTILITIES – 0.8%
Centrais Eletricas Brasileiras SA (2) 6.88%, 7/30/19	BR	1,600	1,808,000
MidAmerican Energy Holdings Co. 6.13%, 4/1/36		300	324,057
Nakilat, Inc. 6.07%, 12/31/33	QA	2,800	2,940,000
NRG Energy, Inc. (2) 8.25%, 9/1/20		700	717,500

			5,789,557

Total Corporate Debt Obligations (Cost $168,326,944)			177,313,393

FOREIGN GOVERNMENT AGENCY OBLIGATIONS – 1.3%
Banco Nacional de Desenvolvimento Economico e Social (2) 4.13%, 9/15/17	BR	200	260,578

	Country Code*	Principal Amount (000)	Value

Canada Housing Trust No. 1
2.75%, 12/15/15	CA	$800	$806,928
3.35%, 12/15/20	CA	1,600	1,590,071
Korea Housing Finance Corp. (2) 4.13%, 12/15/15	KR	3,500	3,528,609
Societe Financement de l’Economie Francaise
0.49%, 7/16/12 (1)(2)	FR	1,000	1,001,520
3.38%, 5/5/14 (2)	FR	2,100	2,211,741

Total Foreign Government Agency Obligations (Cost $9,214,277)			9,399,447

FOREIGN GOVERNMENT OBLIGATIONS – 2.9%
Canadian Government Bond
2.00%, 12/1/14	CA	1,900	1,897,057
2.50%, 9/1/13	CA	1,500	1,532,933
Federal Republic of Brazil 7.88%, 3/7/15	BR	2,200	2,629,000
Province of Ontario Canada
4.20%, 6/2/20	CA	13,200	13,690,005
4.60%, 6/2/39	CA	300	313,879
4.70%, 6/2/37	CA	1,300	1,374,133
United Mexican States, Series A 6.05%, 1/11/40	MX	200	204,500

Total Foreign Government Obligations (Cost $21,388,148)			21,641,507

MUNICIPAL BONDS – 3.2%
California Infrastructure & Economic Development Bank 6.49%, 5/15/49		1,000	993,200
California State University 6.43%, 11/1/30		200	201,790
City of New York, NY 6.25%, 6/1/35		3,800	3,719,554
City of Newport Beach, California Certificates of Participation 7.17%, 7/1/40		2,300	2,260,670

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Contra Costa, California Community College District 6.50%, 8/1/34		$1,600	$1,606,192
County of Clark, NV 6.82%, 7/1/45		300	293,187
Irvine Ranch Water District, California 6.62%, 5/1/40		3,700	3,710,323
Los Angeles Unified School District, California 6.76%, 7/1/34		200	207,146
Metropolitan Government of Nashville & Davidson County, Tennessee, Water and Sewer Revenue 6.57%, 7/1/37		3,700	3,771,299
Metropolitan Transportation Authority 7.34%, 11/15/39		1,100	1,213,388
New Jersey Economic Development Authority (1) 1.30%, 6/15/13		1,300	1,302,652
New York State Thruway Authority 5.88%, 4/1/30		1,000	1,005,820
Pasadena, California Public Financing Authority 7.15%, 3/1/43		1,400	1,370,460
State of California
7.60%, 11/1/40		500	520,675
7.63%, 3/1/40		1,000	1,043,410
7.95%, 3/1/36		400	410,244
State of Illinois 4.07%, 1/1/14		400	402,696
State of Louisiana (1) 3.00%, 5/1/43		400	403,940

Total Municipal Bonds (Cost $24,362,894)			24,436,646

	Country Code*	Principal Amount (000)	Value

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 87.2%
Federal Home Loan Banks
0.88%, 12/27/13		$400	$396,492
3.13%, 12/13/13		100	105,495
3.63%, 10/18/13		100	106,781
Federal Home Loan Mortgage Corp.
0.52%, 11/26/12		3,300	3,289,394
0.88%, 10/28/13		1,700	1,691,109
1.75%, 9/10/15		3,900	3,833,415
2.50%, 1/7/14		800	832,020
2.50%, 4/23/14		2,100	2,175,768
3.00%, 7/28/14		1,200	1,263,215
3.50%, 5/29/13		800	849,718
4.13%, 9/27/13		300	325,090
4.38%, 7/17/15		1,100	1,213,321
4.50%, 1/15/13		2,900	3,119,429
4.50%, 1/15/14		300	329,784
4.50%, 2/1/39		127	130,429
4.50%, 1/1/40		760	779,536
4.50%, 5/1/40		113	116,078
4.50%, 9/1/40		958	982,178
4.88%, 11/15/13		700	775,914
5.00%, 2/16/17		400	450,363
5.00%, 4/18/17		200	225,828
5.25%, 4/18/16		200	228,777
5.50%, 7/18/16		300	347,446
5.50%, 4/1/37		123	131,120
5.50%, 7/1/37		411	438,188
5.50%, 8/1/37		209	223,195
5.50%, 7/1/38		650	693,167
5.50%, 8/1/38		517	551,713
5.50%, 2/1/39		21	22,163
5.50%, 2/1/40		1,740	1,855,627
Federal National Mortgage Association
0.63%, 9/24/12		1,000	1,001,033
0.75%, 12/18/13		17,500	17,304,525
1.00%, 9/23/13		4,100	4,093,797
1.13%, 9/30/13		3,600	3,607,790
1.25%, 8/20/13		200	201,307
1.63%, 10/26/15		11,600	11,306,276
1.75%, 2/22/13		700	714,781
2.50%, 5/15/14		800	830,012
2.75%, 2/5/14		700	731,477
2.75%, 3/13/14		1,100	1,149,734
2.88%, 12/11/13		400	420,488

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

3.00%, 9/16/14		$800	$842,630
4.00%, 3/1/39		2,170	2,161,121
4.00%, 6/1/39		255	254,347
4.00%, 7/1/39		768	764,576
4.00%, 8/1/39		210	208,778
4.00%, 9/1/39		167	166,536
4.00%, 1/1/40		22	22,169
4.00%, 2/1/40		146	145,531
4.00%, 7/1/40		4,201	4,184,583
4.00%, 8/1/40		5,075	5,053,762
4.00%, 9/1/40		11,621	11,572,500
4.00%, 10/1/40		7,903	7,869,530
4.00%, 11/1/40		12,129	12,077,552
4.00%, 12/1/40		2,051	2,042,442
4.00%, TBA (4)		27,100	26,956,045
4.13%, 4/15/14		4,400	4,798,741
4.38%, 10/15/15		1,100	1,210,818
4.50%, 3/1/35		20	20,823
4.50%, 6/1/38		142	145,701
4.50%, 1/1/39		469	481,890
4.50%, 3/1/39		549	564,180
4.50%, 4/1/39		29	29,984
4.50%, 6/1/39		53	54,632
4.50%, 8/1/39		1,411	1,449,909
4.50%, 9/1/39		129	132,921
4.50%, 11/1/39		728	747,616
4.50%, 12/1/39		1,312	1,348,196
4.50%, 1/1/40		22,491	23,110,040
4.50%, 2/1/40		2,679	2,752,972
4.50%, 3/1/40		4,024	4,133,496
4.50%, 5/1/40		15,332	15,750,414
4.50%, 6/1/40		2,098	2,155,393
4.50%, 7/1/40		4,330	4,448,196
4.50%, 8/1/40		12,203	12,537,762
4.50%, 9/1/40		15,089	15,502,688
4.50%, 10/1/40		4,199	4,313,857
4.50%, 11/1/40		1,754	1,802,567
4.63%, 10/15/13		1,200	1,317,180
4.88%, 12/15/16		100	112,106
5.00%, 3/15/16		600	677,839
5.00%, 2/13/17		500	564,186
5.00%, 5/11/17		100	112,135
5.00%, TBA (4)		21,800	22,917,250
5.38%, 6/12/17		400	460,552
5.50%, 2/1/34		13	13,932
5.50%, 3/1/36		444	476,186
5.50%, 8/1/36		15	16,118
5.50%, 12/1/36		10	10,312
5.50%, 2/1/38		2,036	2,179,410
5.50%, 8/1/38		2,814	3,012,025

	Country Code*	Principal Amount (000)	Value

5.50%, TBA (4)		$11,800	$12,624,159
6.00%, 8/1/36		361	394,226
6.00%, 9/1/36		64	69,487
6.00%, 10/1/36		13	14,182
6.00%, 12/1/36		421	458,871
6.00%, 1/1/37		147	159,796
6.00%, 4/1/37		258	281,632
6.00%, 5/1/37		50	54,661
6.00%, 8/1/37		787	856,490
6.00%, 9/1/37		2,711	2,949,841
6.00%, 10/1/37		408	444,305
6.00%, 11/1/37		69	75,167
6.00%, 12/1/37		4,129	4,493,282
6.00%, 1/1/38		759	825,793
6.00%, 3/1/38		948	1,031,756
6.00%, 6/1/38		75	82,085
6.00%, 8/1/38		1,041	1,134,870
6.00%, 12/1/38		937	1,022,046
6.00%, 7/1/39		82	88,905
6.00%, 9/1/39		222	241,666
6.00%, TBA (4)		17,000	18,476,875
6.50%, 9/1/37		1,960	2,180,060
Government National Mortgage Association
5.50%, 2/15/37		685	748,294
6.00%, 6/15/36		233	257,367
6.00%, 10/15/37		105	115,888
6.00%, 8/15/38		113	123,952
6.00%, 10/15/38		800	880,922
6.00%, 11/15/38		103	113,408
6.00%, 2/15/39		3,255	3,584,500
6.00%, 11/15/39		7,461	8,214,990
6.00%, 1/15/40		86	94,634
6.00%, 5/15/40		97	106,260
6.00%, TBA (4)		4,000	4,398,124
6.50%, 12/15/37		239	269,333
6.50%, 8/15/38		551	621,873
U.S. Treasury Inflation Indexed Bonds
1.25%, 7/15/20		2,607	2,669,690
1.75%, 1/15/28		3,967	4,038,255
2.00%, 1/15/26		2,755	2,924,985
2.38%, 1/15/25		2,553	2,840,484
2.38%, 1/15/27		2,928	3,254,105
2.50%, 1/15/29		3,667	4,161,019
U.S. Treasury Notes
0.50%, 11/30/12		6,400	6,391,750
0.50%, 10/15/13 (4)(7)		95,600	94,531,957
0.50%, 11/15/13 (4)		14,900	14,707,924
0.75%, 8/15/13 (7)		18,800	18,761,817

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Country Code*	Principal Amount (000)	Value

0.75%, 9/15/13 (4)	$18,000	$17,942,346
0.75%, 12/15/13 (7)	83,400	82,807,109
1.00%, 7/15/13	15,300	15,375,276
1.13%, 6/15/13	3,200	3,226,240
1.25%, 10/31/15 (4)	3,300	3,193,780
1.38%, 11/30/15 (4)	2,300	2,235,133
1.75%, 7/31/15	1,100	1,096,480
1.88%, 6/30/15	15,100	15,160,158
2.13%, 11/30/14	1,100	1,126,813
2.13%, 5/31/15	13,300	13,512,002
2.50%, 4/30/15 (4)	9,600	9,924,749

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $664,737,752)		659,899,874

	Shares
CONVERTIBLE PREFERRED STOCKS – 0.0% +
BANKS – 0.0% +
Wells Fargo & Co., Series L 7.50%, 12/31/49 (Cost $129,360)	200	200,110

PREFERRED STOCKS – 0.7%
BANKS – 0.7%
Citigroup, Inc., Series 1 6.15%, 12/15/12 (Cost $5,714,955)	405,000	5,284,440

Country Code*	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 1.0%
U.S. TREASURY (5) – 0.3%
U.S. Treasury Bills
0.13%, 1/13/11	$1,400	$1,399,986
0.15%, 1/13/11 (6)	140	139,994
0.18%, 6/9/11 (6)(7)	341	340,754

Total U.S. Treasury (Cost $1,880,711)		1,880,734

	Shares
MUTUAL FUNDS – 0.7%
State Street Institutional U.S. Government Money Market Fund (Cost $5,586,960)	5,586,960	5,586,960

Total Short Term Investments (Cost $7,467,671)		7,467,694

TOTAL INVESTMENTS – 124.6%
(Cost $934,697,712)		942,342,923
Liabilities in excess of other assets – (24.6)%		(185,935,435)

NET ASSETS – 100.0%		$756,407,488

TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. At the period end, total market value of the TBA securities amounts to $85,372,453 which represents approximately 11.3% of net assets. At the period end, the broker pledged securities with an aggregate market value of $259,999 and delivered cash of $630,000 to the Fund as collateral.

AU	Australia
BM	Bermuda
BR	Brazil
CA	Canada
CH	Switzerland
CL	Chile
DE	Germany
DK	Denmark
ES	Spain
FR	France
GB	Great Britain
HK	Hong Kong
IE	Ireland
IN	India

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

IT	Italy
JP	Japan
KR	Korea, Republic of
KY	Cayman Islands
MX	Mexico
NL	Netherlands
QA	Qatar
SE	Sweden
SG	Singapore
VG	British Virgin Islands

+	Amount is less than 0.05%.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $96,575,803, representing 12.8% of net assets.
(3)	Security is a “Step-up” bond where the coupon increases on a predetermined future date.
(4)	Security (or a portion thereof) has been purchased on a delayed delivery or when-issued basis.
(5)	Interest rates represent annualized yield at date of purchase.
(6)	Security (or a portion thereof) has been pledged as collateral for open swap and swaption contracts. At the period end, the value of securities pledged amounted to $399,807.
(7)	At the period end, securities (or portions thereof) with an aggregate market value of $1,857,735 and cash of $9,000 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Long	90-Day Eurodollar December Futures	12/19/11	124	30,785,675	30,773,700	(11,975)
Long	90-Day Eurodollar December Futures	12/17/12	100	24,717,300	24,553,750	(163,550)
Long	90-Day Eurodollar June Futures	6/13/11	260	64,610,825	64,714,000	103,175
Long	90-Day Eurodollar June Futures	6/18/12	165	40,863,250	40,746,750	(116,500)
Long	90-Day Eurodollar June Futures	6/17/13	9	2,212,650	2,197,125	(15,525)
Long	90-Day Eurodollar March Futures	3/14/11	597	148,629,963	148,705,238	75,275
Long	90-Day Eurodollar March Futures	3/19/12	197	48,849,975	48,782,125	(67,850)
Long	90-Day Eurodollar March Futures	3/18/13	69	17,019,725	16,893,787	(125,938)
Long	90-Day Eurodollar September Futures	9/19/11	148	36,749,075	36,794,650	45,575
Long	90-Day Eurodollar September Futures	9/17/12	153	37,914,313	37,678,163	(236,150)
Long	90-Day Eurodollar September Futures	9/16/13	32	7,859,925	7,790,400	(69,525)
Long	U.S. Treasury 2 Year Note March Futures	3/31/11	99	21,674,453	21,671,718	(2,735)
Long	U.S. Treasury 5 Year Note March Futures	3/31/11	39	4,653,109	4,591,031	(62,078)
Long	United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/21/11	11	2,121,135	2,116,964	(4,171)
Long	United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	6/20/12	12	2,307,311	2,297,489	(9,822)
Long	United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	3/21/12	12	2,311,150	2,303,803	(7,347)
Long	United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	9/19/12	11	2,111,644	2,100,029	(11,615)

Net unrealized depreciation						(680,756)

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

(8)	At period end, the Fund had the following open forward sales contracts:

Description	Interest Rate	Maturity Date	Settlement Date	Principal Amount ($)	Value ($)
Federal National Mortgage Association	4.50%	TBA-30 Yr	2/10/11	1,000,000	1,023,594

(Proceeds receivable $1,019,258)					1,023,594

(9)	At the period end, open forward foreign currency exchange contracts were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Bank of America Securities LLC	USD	1,026,256	AUD	1,078,000	1/28/11	73,171
Bank of America Securities LLC	USD	300,000	INR	13,935,000	5/9/11	4,585
Bank of America Securities LLC	USD	100,000	KRW	113,830,000	5/9/11	741
Bank of America Securities LLC	USD	100,000	PHP	4,400,000	4/15/11	535
Bank of America Securities LLC	USD	70,381	TWD	2,141,000	4/6/11	3,257
Barclays Bank PLC	EUR	58,000	USD	75,978	1/25/11	(1,524)
Barclays Bank PLC	EUR	708,000	USD	927,452	1/25/11	(18,606)
Barclays Bank PLC	EUR	100,000	USD	133,678	1/25/11	54
Barclays Bank PLC	EUR	100,000	USD	132,080	1/25/11	(1,544)
Barclays Bank PLC	EUR	200,000	USD	262,393	1/25/11	(4,855)
Barclays Bank PLC	EUR	153,000	USD	200,775	1/25/11	(3,669)
Barclays Bank PLC	USD	890,256	AUD	900,000	1/28/11	27,633
Barclays Bank PLC	USD	306,000	CNY	2,027,556	4/7/11	1,691
Barclays Bank PLC	USD	315,000	CNY	2,086,560	4/7/11	1,645
Barclays Bank PLC	USD	241,000	CNY	1,595,420	4/7/11	1,113
Barclays Bank PLC	USD	241,000	CNY	1,595,420	4/7/11	1,113
Barclays Bank PLC	USD	100,000	IDR	934,000,000	7/27/11	524
Barclays Bank PLC	USD	59,519	IDR	549,660,000	7/27/11	(361)
Barclays Bank PLC	USD	385,218	INR	17,408,000	3/9/11	(427)
Barclays Bank PLC	USD	498,168	JPY	41,486,000	1/14/11	12,858
Barclays Bank PLC	USD	893,461	JPY	74,865,000	1/14/11	28,729
Barclays Bank PLC	USD	201,619	JPY	16,702,000	1/14/11	4,117
Barclays Bank PLC	USD	202,379	JPY	16,765,000	1/14/11	4,133
Barclays Bank PLC	USD	36,856	KRW	41,400,000	5/9/11	(216)
Barclays Bank PLC	USD	200,000	KRW	223,800,000	5/9/11	(1,935)
Barclays Bank PLC	USD	775,127	MXN	9,951,850	2/22/11	27,934
Barclays Bank PLC	USD	36,498	MXN	482,864	2/22/11	2,467
Barclays Bank PLC	USD	100,000	MXN	1,303,090	2/22/11	5,152
Barclays Bank PLC	USD	100,000	MXN	1,282,850	2/22/11	3,519
Barclays Bank PLC	USD	400,000	MXN	5,002,600	2/22/11	3,683
Barclays Bank PLC	USD	400,000	MXN	4,997,600	2/22/11	3,279
Barclays Bank PLC	USD	51,502	MYR	160,000	2/7/11	265
Barclays Bank PLC	USD	100,000	PHP	4,248,000	4/15/11	(2,938)
Barclays Bank PLC	USD	100,000	PHP	4,485,000	6/15/11	2,399
Barclays Bank PLC	USD	100,000	PHP	4,468,500	6/15/11	2,022
Barclays Bank PLC	USD	400,000	PHP	17,780,000	6/15/11	5,944
Barclays Bank PLC	USD	200,000	PHP	8,874,000	6/15/11	2,607
Barclays Bank PLC	USD	100,000	ZAR	728,400	1/28/11	10,183

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Counterparty (Continued)	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Barclays Bank PLC	USD	100,000	ZAR	760,150	9/13/11	11,456
Citibank NA	EUR	100,000	USD	132,477	1/25/11	(1,147)
Citibank NA	EUR	151,000	USD	196,757	1/25/11	(5,015)
Citibank NA	EUR	10,883,000	USD	15,131,233	1/25/11	588,945
Citibank NA	EUR	51,000	USD	70,648	1/25/11	2,500
Citibank NA	USD	11,835,746	BRL	20,184,681	3/2/11	176,034
Citibank NA	USD	7,550,926	EUR	5,581,000	1/6/11	(93,068)
Citibank NA	USD	100,000	IDR	919,300,000	4/15/11	477
Citibank NA	USD	40,000	IDR	382,000,000	7/27/11	1,113
Citibank NA	USD	60,000	IDR	571,800,000	7/27/11	1,541
Citibank NA	USD	60,611	IDR	563,500,000	7/27/11	37
Citibank NA	USD	395,181	IDR	3,608,000,000	7/27/11	(6,863)
Citibank NA	USD	100,000	JPY	8,121,670	1/6/11	34
Citibank NA	USD	100,000	JPY	8,110,470	1/6/11	(104)
Citibank NA	USD	100,000	JPY	8,111,770	1/6/11	(88)
Citibank NA	USD	297,557	JPY	25,055,000	1/14/11	11,072
Citibank NA	USD	100,000	KRW	115,410,000	1/19/11	1,710
Citibank NA	USD	129,257	KRW	145,000,000	5/9/11	(930)
Citibank NA	USD	142,895	KRW	161,400,000	5/9/11	(54)
Citibank NA	USD	89,286	KRW	100,000,000	5/9/11	(785)
Citibank NA	USD	100,000	KRW	111,260,000	5/9/11	(1,534)
Citibank NA	USD	100,000	KRW	112,500,000	5/9/11	(436)
Citibank NA	USD	100,000	KRW	114,020,000	5/9/11	909
Citibank NA	USD	125,180	MXN	1,659,892	2/22/11	8,764
Citibank NA	USD	100,000	MXN	1,304,400	2/22/11	5,258
Citibank NA	USD	100,000	MXN	1,282,900	2/22/11	3,523
Citibank NA	USD	100,000	MXN	1,269,650	2/22/11	2,454
Citibank NA	USD	300,000	MXN	3,807,450	2/22/11	7,241
Citibank NA	USD	100,000	MXN	1,257,100	2/22/11	1,441
Citibank NA	USD	100,000	MXN	1,238,500	2/22/11	(60)
Citibank NA	USD	300,000	MXN	3,695,400	2/22/11	(1,801)
Citibank NA	USD	100,000	MXN	1,239,500	2/22/11	21
Citibank NA	USD	100,000	MXN	1,230,500	2/22/11	(705)
Citibank NA	USD	45,161	MYR	140,000	2/7/11	134
Citibank NA	USD	100,000	PHP	4,410,000	2/7/11	777
Citibank NA	USD	100,000	PHP	4,413,000	2/7/11	846
Citibank NA	USD	50,000	PHP	2,137,500	4/15/11	(1,161)
Citibank NA	USD	100,000	PHP	4,361,000	4/15/11	(356)
Citibank NA	USD	93,928	PHP	4,130,000	6/15/11	366
Citibank NA	USD	100,182	PHP	4,400,000	6/15/11	276
Citibank NA	USD	100,000	PHP	4,270,000	6/15/11	(2,509)
Citibank NA	USD	100,000	PHP	4,421,000	11/15/11	662
Citibank NA	USD	100,000	PHP	4,339,500	11/15/11	(1,193)
Citibank NA	USD	100,000	PHP	4,389,000	11/15/11	(66)
Citibank NA	USD	50,000	PHP	2,175,000	11/15/11	(477)
Citibank NA	USD	100,000	PHP	4,455,000	11/15/11	1,436
Citibank NA	USD	100,000	PHP	4,310,000	11/15/11	(1,865)
Citibank NA	USD	100,000	SGD	128,466	2/24/11	109
Citibank NA	USD	100,000	SGD	132,160	3/9/11	2,988

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Counterparty (Continued)	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Credit Suisse AG (London)	EUR	100,000	USD	132,951	1/6/11	(679)
Credit Suisse AG (London)	EUR	300,000	USD	402,363	1/25/11	1,491
Credit Suisse AG (London)	EUR	100,000	USD	132,626	1/25/11	(998)
Deutsche Bank AG (London)	CAD	1,086,000	USD	1,078,258	2/17/11	(13,071)
Deutsche Bank AG (London)	EUR	152,000	USD	198,963	1/25/11	(4,145)
Deutsche Bank AG (London)	TWD	1,500,000	USD	50,033	1/14/11	(1,428)
Deutsche Bank AG (London)	TWD	1,093,872	USD	36,615	1/14/11	(913)
Deutsche Bank AG (London)	USD	2,010,224	CNY	13,496,646	4/7/11	37,956
Deutsche Bank AG (London)	USD	393,639	IDR	3,651,000,000	10/31/11	(5,655)
Deutsche Bank AG (London)	USD	200,012	JPY	16,755,000	1/14/11	6,377
Deutsche Bank AG (London)	USD	100,000	MXN	1,273,450	2/22/11	2,761
Deutsche Bank AG (London)	USD	201,472	MYR	625,268	2/7/11	826
Deutsche Bank AG (London)	USD	94,437	PHP	4,142,000	6/15/11	131
Deutsche Bank AG (London)	USD	100,000	PHP	4,321,000	6/15/11	(1,345)
Deutsche Bank AG (London)	USD	50,000	PHP	2,202,500	11/15/11	149
Deutsche Bank AG (London)	USD	260,612	SGD	340,000	6/9/11	4,343
Deutsche Bank AG (London)	USD	141,785	SGD	184,476	6/9/11	1,974
Deutsche Bank AG (London)	USD	20,979	TWD	649,000	1/14/11	1,286
Deutsche Bank AG (London)	USD	10,066	TWD	316,872	1/14/11	805
Deutsche Bank AG (London)	USD	48,900	TWD	1,500,000	4/6/11	2,692
Deutsche Bank AG (London)	USD	50,420	TWD	1,500,000	4/6/11	1,172
Deutsche Bank AG (London)	USD	36,899	TWD	1,093,872	4/6/11	724
Goldman Sachs International	JPY	119,158,000	USD	1,415,666	1/14/11	(52,128)
Goldman Sachs International	USD	29,378	KRW	33,337,650	5/9/11	127
Goldman Sachs International	USD	100,000	KRW	111,900,000	5/9/11	(967)
Goldman Sachs International	USD	100,000	PHP	4,392,000	11/15/11	2
Goldman Sachs International	USD	100,000	SGD	128,530	3/9/11	159
Goldman Sachs International	USD	100,000	SGD	129,350	6/9/11	800
Goldman Sachs International	USD	50,000	SGD	64,790	6/9/11	490
Goldman Sachs International	USD	100,000	SGD	130,900	6/9/11	2,008
Goldman Sachs International	USD	100,000	SGD	128,690	6/9/11	285
Goldman Sachs International	USD	100,000	SGD	129,180	6/9/11	667
Goldman Sachs International	USD	100,000	SGD	130,000	6/9/11	1,306
HSBC Bank PLC	USD	207,115	CAD	211,000	2/17/11	4,921
HSBC Bank PLC	USD	242,000	CNY	1,602,040	4/7/11	1,117
HSBC Bank PLC	USD	242,000	CNY	1,602,040	4/7/11	1,117
HSBC Bank PLC	USD	110,000	IDR	1,046,100,000	7/27/11	2,589
HSBC Bank PLC	USD	110,000	IDR	1,041,150,000	7/27/11	2,056
HSBC Bank PLC	USD	100,000	IDR	930,000,000	7/27/11	93
HSBC Bank PLC	USD	14,696	IDR	136,500,000	7/27/11	(5)
HSBC Bank PLC	USD	62,519	IDR	579,800,000	7/27/11	(117)
HSBC Bank PLC	USD	70,372	KRW	79,000,000	5/9/11	(457)
HSBC Bank PLC	USD	100,000	KRW	114,750,000	5/9/11	1,555
HSBC Bank PLC	USD	100,000	MYR	310,000	2/7/11	297
HSBC Bank PLC	USD	379,552	PHP	16,613,000	6/15/11	(252)
HSBC Bank PLC	USD	200,000	SGD	262,260	2/24/11	4,370
HSBC Bank PLC	USD	100,000	SGD	130,180	2/24/11	1,445
HSBC Bank PLC	USD	100,000	SGD	130,331	2/24/11	1,562
HSBC Bank PLC	USD	100,000	SGD	132,170	3/9/11	2,996

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Counterparty (Continued)	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
HSBC Bank PLC	USD	100,000	SGD	131,906	3/9/11	2,790
HSBC Bank PLC	USD	100,000	SGD	129,096	3/9/11	600
HSBC Bank PLC	USD	200,000	SGD	263,013	3/9/11	4,958
HSBC Bank PLC	USD	1,442,219	ZAR	10,107,790	1/28/11	86,762
JPMorgan Securities	EUR	199,000	USD	263,318	1/25/11	(2,593)
JPMorgan Securities	KRW	2,391,598,819	USD	2,071,186	1/19/11	(36,504)
JPMorgan Securities	USD	100,000	IDR	923,000,000	4/15/11	881
JPMorgan Securities	USD	50,000	IDR	472,000,000	7/27/11	800
JPMorgan Securities	USD	205,142	IDR	1,883,000,000	7/27/11	(2,481)
JPMorgan Securities	USD	100,000	JPY	8,168,870	1/6/11	615
JPMorgan Securities	USD	66,667	KRW	77,333,720	1/19/11	1,486
JPMorgan Securities	USD	66,667	KRW	76,753,717	1/19/11	975
JPMorgan Securities	USD	66,667	KRW	76,400,382	1/19/11	664
JPMorgan Securities	USD	2,064,927	KRW	2,391,598,819	5/9/11	51,662
JPMorgan Securities	USD	159,872	KRW	181,300,000	5/9/11	580
JPMorgan Securities	USD	100,000	KRW	113,600,000	5/9/11	537
JPMorgan Securities	USD	100,000	KRW	113,370,000	5/9/11	334
JPMorgan Securities	USD	200,000	KRW	223,280,000	5/9/11	(2,395)
JPMorgan Securities	USD	200,000	KRW	222,620,000	5/9/11	(2,979)
JPMorgan Securities	USD	100,000	KRW	115,970,000	5/9/11	2,635
JPMorgan Securities	USD	200,000	KRW	224,540,000	5/9/11	(1,280)
JPMorgan Securities	USD	100,000	KRW	113,650,000	5/9/11	581
JPMorgan Securities	USD	100,000	KRW	114,260,000	5/9/11	1,121
JPMorgan Securities	USD	100,000	MXN	1,269,450	2/22/11	2,438
JPMorgan Securities	USD	100,000	MXN	1,236,450	2/22/11	(225)
JPMorgan Securities	USD	100,000	MYR	310,250	2/7/11	378
JPMorgan Securities	USD	200,000	MYR	617,200	2/7/11	(312)
JPMorgan Securities	USD	100,000	PHP	4,406,000	2/7/11	686
JPMorgan Securities	USD	50,000	PHP	2,134,000	4/15/11	(1,241)
JPMorgan Securities	USD	100,000	PHP	4,375,000	4/15/11	(37)
JPMorgan Securities	USD	100,000	PHP	4,354,000	6/15/11	(592)
JPMorgan Securities	USD	100,000	PHP	4,480,000	6/15/11	2,285
JPMorgan Securities	USD	100,000	PHP	4,492,000	6/15/11	2,559
JPMorgan Securities	USD	97,013	PHP	4,254,000	6/15/11	113
JPMorgan Securities	USD	100,000	PHP	4,320,000	6/15/11	(1,368)
JPMorgan Securities	USD	100,000	PHP	4,310,000	11/15/11	(1,865)
JPMorgan Securities	USD	100,000	PHP	4,410,000	11/15/11	412
JPMorgan Securities	USD	100,000	PHP	4,437,000	11/15/11	1,027
JPMorgan Securities	USD	66,667	SGD	87,294	1/14/11	1,355
JPMorgan Securities	USD	66,667	SGD	87,914	1/14/11	1,838
JPMorgan Securities	USD	100,000	SGD	131,720	1/14/11	2,640
JPMorgan Securities	USD	66,667	SGD	87,354	1/14/11	1,401
JPMorgan Securities	USD	100,000	SGD	129,640	3/9/11	1,024
JPMorgan Securities	USD	100,000	SGD	128,710	3/9/11	300
JPMorgan Securities	USD	50,000	SGD	64,295	6/9/11	104
JPMorgan Securities	USD	100,000	SGD	128,820	6/9/11	387
JPMorgan Securities	USD	100,000	SGD	131,000	6/9/11	2,086
JPMorgan Securities	USD	100,000	SGD	129,970	6/9/11	1,283
JPMorgan Securities	USD	26,314	TWD	831,000	1/14/11	2,196
JPMorgan Securities	USD	72,601	TWD	2,196,908	4/6/11	2,961

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Counterparty (Continued)	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
JPMorgan Securities	USD	100,000	ZAR	728,400	1/28/11	10,183
JPMorgan Securities	USD	300,000	ZAR	2,090,850	4/28/11	12,321
Morgan Stanley Capital Services, Inc.	EUR	200,000	USD	264,446	1/25/11	(2,802)
Morgan Stanley Capital Services, Inc.	USD	317,298	CAD	322,000	2/17/11	6,282
Morgan Stanley Capital Services, Inc.	USD	245,000	CNY	1,623,125	4/7/11	1,317
Morgan Stanley Capital Services, Inc.	USD	100,000	IDR	909,000,000	4/15/11	(649)
Morgan Stanley Capital Services, Inc.	USD	199,304	JPY	16,780,000	1/14/11	7,393
Morgan Stanley Capital Services, Inc.	USD	100,000	KRW	115,160,000	1/19/11	1,489
Morgan Stanley Capital Services, Inc.	USD	200,000	KRW	230,220,000	1/19/11	2,890
Morgan Stanley Capital Services, Inc.	USD	100,000	KRW	115,110,000	1/19/11	1,445
Morgan Stanley Capital Services, Inc.	USD	100,000	KRW	115,208,000	1/19/11	1,532
Morgan Stanley Capital Services, Inc.	USD	200,000	KRW	228,920,000	1/19/11	1,745
Morgan Stanley Capital Services, Inc.	USD	200,000	KRW	227,820,000	1/19/11	775
Morgan Stanley Capital Services, Inc.	USD	100,000	KRW	113,060,000	1/19/11	(361)
Morgan Stanley Capital Services, Inc.	USD	100,000	KRW	112,960,000	1/19/11	(450)
Morgan Stanley Capital Services, Inc.	USD	200,000	KRW	226,080,000	1/19/11	(758)
Morgan Stanley Capital Services, Inc.	USD	300,000	KRW	339,075,000	1/19/11	(1,177)
Morgan Stanley Capital Services, Inc.	USD	200,000	KRW	222,088,000	1/19/11	(4,276)
Morgan Stanley Capital Services, Inc.	USD	400,000	MXN	4,996,000	2/22/11	3,150
Morgan Stanley Capital Services, Inc.	USD	600,000	MXN	7,431,900	2/22/11	(286)
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,303,220	2/22/11	5,163
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,283,600	2/22/11	3,580
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,284,100	2/22/11	3,620
Morgan Stanley Capital Services, Inc.	USD	200,000	MXN	2,548,700	2/22/11	5,666
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,268,940	2/22/11	2,397
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,269,940	2/22/11	2,477
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,266,350	2/22/11	2,188
Morgan Stanley Capital Services, Inc.	USD	200,000	MXN	2,531,300	2/22/11	4,262
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,269,200	2/22/11	2,418
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,268,950	2/22/11	2,397
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,258,000	2/22/11	1,514
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,257,320	2/22/11	1,459
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,238,900	2/22/11	(27)
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,240,630	2/22/11	112
Morgan Stanley Capital Services, Inc.	USD	200,000	MXN	2,472,200	2/22/11	(507)
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,237,850	2/22/11	(112)
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,230,600	2/22/11	(697)
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,253,150	2/22/11	1,122
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,237,350	2/22/11	(153)
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,233,200	2/22/11	(487)
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,243,000	2/22/11	303
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,242,900	2/22/11	295
Morgan Stanley Capital Services, Inc.	USD	100,000	MXN	1,247,150	2/22/11	638
Morgan Stanley Capital Services, Inc.	USD	100,000	SGD	131,114	2/24/11	2,173
Morgan Stanley Capital Services, Inc.	USD	25,362	TWD	797,000	1/14/11	1,981
Morgan Stanley Capital Services, Inc.	USD	300,000	ZAR	2,092,950	4/28/11	12,634
Morgan Stanley Capital Services, Inc.	USD	100,000	ZAR	759,900	9/13/11	11,419
Royal Bank of Canada	JPY	70,928,000	USD	842,365	1/14/11	(31,329)
Royal Bank of Scotland PLC	EUR	100,000	USD	132,984	1/6/11	(646)
Royal Bank of Scotland PLC	EUR	300,000	USD	394,657	1/25/11	(6,215)

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Counterparty (Continued)	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Royal Bank of Scotland PLC	GBP	1,315,000	USD	2,055,680	3/21/11	6,751
Royal Bank of Scotland PLC	JPY	141,856,000	USD	1,687,737	1/14/11	(59,652)
Royal Bank of Scotland PLC	SGD	394,281	USD	299,560	1/14/11	(7,674)
Royal Bank of Scotland PLC	USD	793,086	CAD	803,000	2/17/11	13,854
Royal Bank of Scotland PLC	USD	40,000	IDR	378,000,000	7/27/11	683
Royal Bank of Scotland PLC	USD	830,387	IDR	7,707,650,000	10/31/11	(11,311)
Royal Bank of Scotland PLC	USD	222,222	INR	10,000,000	3/9/11	(1,180)
Royal Bank of Scotland PLC	USD	138,772	KRW	157,000,000	5/9/11	174
Royal Bank of Scotland PLC	USD	41,980	MYR	130,000	2/7/11	80
Royal Bank of Scotland PLC	USD	299,544	SGD	394,281	6/9/11	7,711
UBS AG	USD	200,000	JPY	16,341,780	1/6/11	1,281

Net unrealized appreciation						1,071,381

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CNY	–	Yuan Renminbi
EUR	–	Euro
GBP	–	Great British Pound
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
JPY	–	Japanese Yen
KRW	–	South Korean Won
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PHP	–	Philippine Peso
SGD	–	Singapore Dollar
TWD	–	New Taiwan Dollar
USD	–	United States Dollar
ZAR	–	South African Rand

(10)	At the period end, open written option contracts were as follows:

Options on Exchange-Traded Futures Contracts

Type	Description	Expiration Date	Strike Price ($)	Number of Contracts	Value ($)
Call	90-Day Eurodollar September Futures	9/19/11	99.375	145	85,187
Put	90-Day Eurodollar September Futures	9/19/11	99.375	145	59,813
Call	U.S. Treasury 10 Year Note March Futures	1/21/11	129.00	39	609
Put	U.S. Treasury 10 Year Note March Futures	1/21/11	124.00	39	141,375

Written option contracts (Premium received, $188,270)				368	286,984

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Forward Volatility Agreements on Swaption Straddles

Description	Counterparty	Expiration Date	Exercise Price ($)	Notional Amount (000) ($)	Value ($)
Call & Put–OTC 1-Year vs. 1-Year Swaption Straddle	Goldman Sachs Bank	10/11/11	TBD	4,600	37,287
Call & Put–OTC 1-Year vs. 2-Year Swaption Straddle	Morgan Stanley Capital Services, Inc.****	10/11/11	TBD	14,000	235,498
Call & Put–OTC 1-Year vs. 2-Year Swaption Straddle	Morgan Stanley Capital Services, Inc.****	11/14/11	TBD	11,600	194,700

Forward volatility agreements (Premium received, $306,061)				30,200	467,485

TBD: To be determined. Exercise price and premium of the underlying swaption straddles to be determined on each Forward Volatility Agreement’s expiration date, based upon implied volatility parameters.

Inflation Floor Options

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount (000) ($)	Value ($)
Floor - OTC CPURNSA Index	Citibank NA**	216.687	Maximum of [1-(Index Final/Index Initial)] or $0	4/7/20	2,100	20,927
Floor - OTC CPURNSA Index	Citibank NA**	217.965	Maximum of [1-(Index Final/Index Initial)] or $0	9/29/20	1,300	13,234
Floor - OTC CPURNSA Index	Deutsche Bank AG***	215.949	Maximum of [1-(Index Final/Index Initial)] or $0	3/10/20	1,000	10,352

Written inflation floor options (Premium received, $42,970)					4,400	44,513

Interest Rate Swaptions

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Put	OTC-2 Year Interest Rate Swap	Bank of America NA*	Pay	3-Month USD-LIBOR	2.25%	9/24/12	7,100	96,201
Put	OTC-3 Year Interest Rate Swap	Bank of America NA*	Pay	3-Month USD-LIBOR	3.00%	6/18/12	11,000	138,884
Put	OTC-10 Year Interest Rate Swap	Bank of America NA*	Pay	3-Month USD-LIBOR	4.00%	6/13/11	1,700	25,923
Put	OTC-3 Year Interest Rate Swap	Barclays Bank PLC	Pay	3-Month USD-LIBOR	3.00%	6/18/12	8,900	112,370
Put	OTC-10 Year Interest Rate Swap	Barclays Bank PLC	Pay	3-Month USD-LIBOR	4.00%	6/13/11	900	13,724
Put	OTC-2 Year Interest Rate Swap	Citibank NA**	Pay	3-Month USD-LIBOR	2.25%	9/24/12	800	10,839
Put	OTC-3 Year Interest Rate Swap	Citibank NA**	Pay	3-Month USD-LIBOR	3.00%	6/18/12	7,800	98,481

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Put	OTC-5 Year Interest Rate Swap	Citibank NA**	Pay	3-Month USD-LIBOR	3.25%	7/16/12	5,000	154,190
Put	OTC-3 Year Interest Rate Swap	Deutsche Bank AG***	Pay	3-Month USD-LIBOR	2.75%	6/18/12	6,300	95,149
Put	OTC-3 Year Interest Rate Swap	Deutsche Bank AG***	Pay	3-Month USD-LIBOR	3.00%	6/18/12	5,300	66,917
Put	OTC-10 Year Interest Rate Swap	Deutsche Bank AG***	Pay	3-Month USD-LIBOR	4.00%	6/13/11	800	12,199
Put	OTC-1 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	0.65%	11/14/11	9,400	44,999
Put	OTC-1 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	1.00%	11/19/12	10,700	127,299
Put	OTC-2 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	2.25%	9/24/12	6,700	90,781
Put	OTC-10 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	4.00%	6/13/11	900	13,724
Put	OTC-2 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.****	Pay	3-Month USD-LIBOR	2.25%	9/24/12	3,500	47,423
Put	OTC-10 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.****	Pay	3-Month USD-LIBOR	10.00%	7/10/12	2,000	1,363
Put	OTC-1 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	1.75%	11/19/12	12,200	92,159
Put	OTC-2 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	2.25%	9/24/12	30,700	415,966
Put	OTC-3 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	2.75%	6/18/12	5,900	89,108
Put	OTC-3 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	3.00%	6/18/12	14,900	188,124
Put	OTC-5 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	3.25%	7/16/12	1,700	52,425
Put	OTC-10 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	4.00%	6/13/11	1,900	28,973

Written swaptions (Premium received, $1,342,130)							156,100	2,017,221

CPURNSA	–	Consumer Price All Urban Non-Seasonally Adjusted Index
LIBOR	–	London Interbank Offered Rate
OTC	–	Over the Counter
USD	–	United States Dollar

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

(11)	At the period end, open swap contracts were as follows:

Interest Rate Swap Contracts

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Bank of America NA*	Pay	3-Month USD-LIBOR	1.95%	12/15/15	7,500	(72,716)	—	(72,716)
Goldman Sachs Bank	Pay	3-Month USD-LIBOR	1.25%	12/19/13	4,800	(44,586)	235	(44,821)
Goldman Sachs Bank	Pay	BRL-BZDIOVRA	12.65%	1/2/14	602	25,039	6,547	18,492
HSBC Bank USA, NA*****	Pay	MXN-TIIE-Banxico	7.33%	1/28/15	486	18,834	2,681	16,153
Morgan Stanley Capital Services, Inc.****	Pay	BRL-BZDIOVRA	12.59%	1/2/13	120	2,410	272	2,138
Morgan Stanley Capital Services, Inc.****	Pay	BRL-BZDIOVRA	12.51%	1/2/14	602	21,612	4,601	17,011
Morgan Stanley Capital Services, Inc.****	Receive	3-Month USD-LIBOR	4.25%	6/15/41	7,000	(39,135)	12,250	(51,385)
Royal Bank of Scotland PLC	Pay	3-Month CAD-CDOR	5.70%	12/18/24	3,218	63,715	(2,193)	65,908

Total					24,328	(24,827)	24,393	(49,220)

BRL	–	Brazilian Real
BZDIOVRA	–	Brazilian Interbank Deposit Rate Over
CAD	–	Canadian Dollar
CDOR	–	Canadian Deposit Offered Rate
LIBOR	–	London Interbank Offered Rate
MXN	–	Mexican Peso
TIIE	–	Tasa de Interes Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)
USD	–	United States Dollar

Credit Default Swap Contracts on Corporate Issue – Buy Protection (a)

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Unrealized Depreciation ($)
Barclays Bank PLC	Tate & Lyle International Finance PLC	(1.15)%	6/20/16	1.08%	500	(1,843)	(1,843)

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Credit Default Swap Contracts on Corporate and Sovereign Issues – Sell Protection (a)

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid / (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Bank of America NA*	General Electric Capital Corp.	1.00%	12/20/15	1.33%	500	(7,551)	(9,796)	2,245
Bank of America NA*	General Electric Capital Corp.	1.00%	12/20/15	1.33%	500	(7,551)	(10,025)	2,474
Bank of America NA*	Japan Government Bond	1.00%	3/20/16	0.72%	100	1,381	1,439	(58)
Bank of America NA*	Japan Government Bond	1.00%	3/20/16	0.72%	200	2,763	2,676	87
Bank of America NA*	Metlife, Inc.	1.00%	12/20/15	1.61%	600	(16,822)	(21,812)	4,990
Bank of America NA*	Metlife, Inc.	1.00%	12/20/15	1.61%	900	(25,232)	(50,283)	25,051
Bank of America NA*	Prudential Financial, Inc.	1.00%	12/20/15	1.40%	700	(13,131)	(20,428)	7,297
Barclays Bank PLC	Brazilian Government International Bond	1.00%	6/20/15	1.02%	500	(380)	(7,190)	6,810
Barclays Bank PLC	United Mexican States, Series A	1.00%	3/20/15	1.02%	400	(313)	(8,999)	8,686
Barclays Bank PLC	United Mexican States, Series A	1.00%	9/20/15	1.09%	3,300	(12,792)	(44,617)	31,825
Citibank NA**	Brazilian Government International Bond	1.00%	9/20/15	1.05%	1,000	(2,335)	(15,693)	13,358
Citibank NA**	Metlife, Inc.	1.00%	12/20/15	1.61%	800	(22,429)	(29,083)	6,654
Citibank NA**	Turkey Government Bond	1.00%	12/20/15	1.36%	6,100	(102,320)	(78,114)	(24,206)
Citibank NA**	United Mexican States, Series A	1.00%	3/20/15	1.02%	400	(313)	(9,184)	8,871
Deutsche Bank AG***	Brazilian Government International Bond	1.00%	12/20/15	1.08%	6,200	(23,982)	(35,105)	11,123
Deutsche Bank AG***	Brazilian Government International Bond	1.00%	6/20/15	1.02%	500	(381)	(4,780)	4,399
Deutsche Bank AG***	Japan Government Bond	1.00%	3/20/15	0.62%	700	10,961	8,131	2,830
Deutsche Bank AG***	United Mexican States, Series A	1.00%	3/20/15	1.02%	200	(157)	(4,592)	4,435
Deutsche Bank AG***	United Mexican States, Series A	1.00%	9/20/15	1.09%	3,000	(11,629)	(40,561)	28,932
Goldman Sachs International	Brazilian Government International Bond	1.00%	6/20/15	1.02%	500	(381)	(6,716)	6,335

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid / (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Goldman Sachs International	France Government Bond	0.25%	12/20/15	1.05%	300	(11,242)	(5,883)	(5,359)
Goldman Sachs International	Metlife, Inc.	1.00%	9/20/15	1.56%	1,000	(24,829)	(64,375)	39,546
Goldman Sachs International	United Kingdom Gilt	1.00%	12/20/15	0.71%	500	6,801	11,507	(4,706)
Goldman Sachs International	United Kingdom Gilt	1.00%	12/20/15	0.71%	1,000	13,602	23,194	(9,592)
Goldman Sachs International	United Kingdom Gilt	1.00%	6/20/15	0.66%	2,200	32,339	20,327	12,012
HSBC Bank USA, NA*****	Brazilian Government International Bond	1.00%	9/20/15	1.05%	1,200	(2,802)	(11,922)	9,120
Morgan Stanley Capital Services, Inc.****	Brazilian Government International Bond	1.00%	6/20/15	1.02%	500	(380)	(4,839)	4,459
Morgan Stanley Capital Services, Inc.****	Brazilian Government International Bond	1.00%	9/20/15	1.05%	4,900	(11,442)	(68,592)	57,150
Royal Bank of Scotland PLC	France Government Bond	0.25%	12/20/15	1.05%	700	(26,231)	(13,898)	(12,333)

Total					39,400	(256,778)	(499,213)	242,435

Credit Default Swap Contracts on Credit Indices – Sell Protection (a)

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount (c) (000) ($)	Market Value (d) ($)	Upfront Premiums Paid / (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Bank of America NA*	CDX.EM-14 Index	5.00%	12/20/15	5,000	680,263	685,000	(4,737)
Bank of America NA*	CDX.HY-15 5-Year Index	5.00%	12/20/15	2,800	83,860	14,000	69,860
Bank of America NA*	CDX.IG-15 5-Year Index	1.00%	12/20/15	15,200	107,028	(17,986)	125,014
Barclays Bank PLC	CDX.EM-13 Index	5.00%	6/20/15	6,000	758,334	769,300	(10,966)
Barclays Bank PLC	CDX.EM-14 Index	5.00%	12/20/15	2,200	299,316	284,300	15,016
Barclays Bank PLC	CDX.HY-15 5-Year Index	5.00%	12/20/15	100	2,995	(1,250)	4,245
Citibank NA**	CDX.EM-14 Index	5.00%	12/20/15	3,100	421,763	418,100	3,663
Citibank NA**	CDX.HY-15 5-Year Index	5.00%	12/20/15	1,100	32,945	(15,875)	48,820
Citibank NA**	CDX.IG-15 5 Year Index	1.00%	12/20/15	2,500	17,603	(4,879)	22,482
Deutsche Bank AG***	CDX.EM-13 Index	5.00%	6/20/15	2,000	252,778	246,500	6,278

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount (c) (000) ($)	Market Value (d) ($)	Upfront Premiums Paid / (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Deutsche Bank AG***	CDX.EM-14 Index	5.00%	12/20/15	1,300	176,868	161,400	15,468
Deutsche Bank AG***	CDX.HY-15 5-Year Index	5.00%	12/20/15	2,500	74,875	(18,750)	93,625
Deutsche Bank AG***	CDX.IG-15 5-Year Index	1.00%	12/20/15	8,200	57,739	(9,424)	67,163
Goldman Sachs International	CDX.IG-15 5-Year Index	1.00%	12/20/15	2,400	16,899	(4,461)	21,360
HSBC Bank USA, NA*****	CDX.EM-13 Index	5.00%	6/20/15	3,100	391,806	363,590	28,216
HSBC Bank USA, NA*****	CDX.EM-14 Index	5.00%	12/20/15	400	54,421	52,200	2,221
Morgan Stanley Capital Services, Inc.****	CDX.EM-13 Index	5.00%	6/20/15	1,900	240,139	214,250	25,889
Morgan Stanley Capital Services, Inc.****	CDX.EM-14 Index	5.00%	12/20/15	900	122,447	117,000	5,447
Morgan Stanley Capital Services, Inc.****	CDX.HY-15 5-Year Index	5.00%	12/20/15	15,375	460,480	76,563	383,917
Morgan Stanley Capital Services, Inc.****	CDX.IG-15 5-Year Index	1.00%	12/20/15	1,000	7,041	1,475	5,566
Royal Bank of Scotland PLC	CDX.HY-15 5-Year Index	5.00%	12/20/15	600	17,970	(4,125)	22,095

Total				77,675	4,277,570	3,326,928	950,642

* ** *** **** *****

At the period end, cash of $590,000 has been received as collateral for these open swap and swaption contracts.

At the period end, the broker pledged securities with a fair value of $759,635 to the Fund as collateral for these open swap and written option contracts.

At the period end, cash of $285,000 has been received as collateral for these open swap and written option contracts.

At the period end, cash of $700,000 has been received as collateral for these open swap and written option contracts.

At the period end, cash of $500,000 has been received as collateral for these open swaps.

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of that particular agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(d)	The quoted market prices and resulting values for credit default swap contracts on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

SC PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010	Sun Capital Advisers Trust

(12)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$3,737,404	$—	$3,737,404
Collateralized Mortgage Obligations	—	20,218,431	—	20,218,431
Commercial Mortgage Backed Securities	—	9,887,477	—	9,887,477
Convertible Bonds (a)	—	2,856,500	—	2,856,500
Corporate Debt Obligations (a)	—	177,313,393	—	177,313,393
Foreign Government Agency Obligations	—	9,399,447	—	9,399,447
Foreign Government Obligations	—	21,641,507	—	21,641,507
Municipal Bonds	—	24,436,646	—	24,436,646
U.S. Treasury and U.S. Government Agency Obligations	319,882,072	340,017,802	—	659,899,874
Convertible Preferred Stocks (a)	200,110	—	—	200,110
Preferred Stocks (a)	—	5,284,440	—	5,284,440
Short Term Investments
U.S. Treasury	340,754	1,539,980	—	1,880,734
Mutual Funds	5,586,960	—	—	5,586,960

Total Short Term Investments	5,927,714	1,539,980	—	7,467,694

Total Investments	326,009,896	616,333,027	—	942,342,923

Financial Derivative Instruments
Futures Contracts	224,025	—	—	224,025
Forward Foreign Currency Exchange Contracts	—	1,494,454	—	1,494,454
Swap Contracts (a)	—	1,384,736	—	1,384,736

Total Financial Derivative Instruments	$224,025	$2,879,190	$—	$3,103,215

Liabilities
Financial Derivative Instruments
Futures Contracts	$(904,781)	$—	$—	$(904,781)
Forward Foreign Currency Exchange Contracts	—	(423,073)	—	(423,073)
Written Option Contracts (a)	(286,984)	(511,998)	—	(798,982)
Written Swaption Contracts	—	(2,017,221)	—	(2,017,221)
Swap Contracts (a)	—	(242,722)	—	(242,722)

Total Financial Derivative Instruments	(1,191,765)	(3,195,014)	—	(4,386,779)

Other Financial Instruments
Forward Sales Contracts	—	(4,336)	—	(4,336)

Total Other Financial Instruments	$—	$(4,336)	$—	$(4,336)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC IBBOTSON BALANCED FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Shares (2)	Value

INVESTMENT COMPANIES (1) – 99.8%
MFS Emerging Markets Equity Portfolio	1,599,465	$28,582,441
MFS International Growth Portfolio	4,567,505	63,259,940
MFS Value Portfolio	5,703,574	79,336,708
SC AllianceBernstein International Value Fund	3,504,002	35,425,460
SC BlackRock Inflation Protected Bond Fund	9,037,150	96,155,279
SC BlackRock International Index Fund	2,716,070	28,192,805
SC BlackRock Large Cap Index Fund	4,507,487	42,235,158
SC Columbia Small Cap Value Fund	2,265,370	25,326,838
SC Davis Venture Value Fund	5,269,837	63,659,634
SC Goldman Sachs Mid Cap Value Fund	6,812,083	64,374,187
SC Goldman Sachs Short Duration Fund	14,740,185	151,971,306
SC Ibbotson Tactical Opportunities Fund	25,627,887	269,605,372
SC Invesco Small Cap Growth Fund	1,295,710	14,330,556
SC Lord Abbett Growth & Income Fund	3,876,427	32,717,047
SC PIMCO High Yield Fund	5,659,906	55,636,876
SC PIMCO Total Return Fund	11,589,801	134,209,893
SC WMC Blue Chip Mid Cap Fund	2,853,509	42,574,357
SC WMC Large Cap Growth Fund	6,865,722	66,666,160
Sun Capital Global Real Estate Fund	3,689,830	42,211,657
Sun Capital Investment Grade Bond Fund	11,351,452	106,590,132

Total Investment Companies (Cost $1,336,158,973)		1,443,061,806

	Principal Amount (000)	Value
SHORT TERM INVESTMENTS – 0.1%
REPURCHASE AGREEMENTS – 0.1%
State Street Bank and Trust Company, 0.01%, dated 12/31/10, due 1/3/11 (collateralized by $1,790,000 FHLMC, 0.172%, 6/20/11, with a value of $1,788,210, total to be received $1,751,434) (Amortized cost $1,751,432)	$1,751	$1,751,432

TOTAL INVESTMENTS – 99.9%
(Cost $1,337,910,405)		1,444,813,238
Other assets less liabilities – 0.1%		1,114,101

NET ASSETS – 100.0%		$1,445,927,339

FHLMC	Federal Home Loan Mortgage Corporation

(1)	Sun Capital Advisers LLC or its affiliate, Massachusetts Financial Services Company (“MFS”), serves as investment adviser to these underlying funds. These are affiliated securities.

(2)	Each investment is in the Initial Class shares.

See Notes to Financial Statements.

SC IBBOTSON BALANCED FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

(3)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$1,443,061,806	$—	$—	$1,443,061,806
Short Term Investments Repurchase Agreements	—	1,751,432	—	1,751,432

Total Investments	$1,443,061,806	$1,751,432	$—	$1,444,813,238

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC IBBOTSON CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Shares (2)	Value

INVESTMENT COMPANIES (1) – 99.9%
MFS International Growth Portfolio	1,832,251	$25,376,672
MFS Value Portfolio	2,633,125	36,626,768
SC AllianceBernstein International Value Fund	1,712,998	17,318,414
SC BlackRock Inflation Protected Bond Fund	9,033,552	96,116,997
SC BlackRock International Index Fund	821,255	8,524,625
SC BlackRock Large Cap Index Fund	2,435,652	22,822,056
SC Columbia Small Cap Value Fund	1,065,594	11,913,345
SC Davis Venture Value Fund	1,926,210	23,268,621
SC Goldman Sachs Mid Cap Value Fund	3,641,883	34,415,794
SC Goldman Sachs Short Duration Fund	13,638,825	140,616,285
SC Ibbotson Tactical Opportunities Fund	6,395,816	67,283,988
SC Lord Abbett Growth & Income Fund	2,040,362	17,220,653
SC PIMCO High Yield Fund	3,842,958	37,776,276
SC PIMCO Total Return Fund	7,232,013	83,746,707
SC WMC Blue Chip Mid Cap Fund	1,501,538	22,402,940

	Shares (2)	Value

SC WMC Large Cap Growth Fund	3,343,106	$32,461,557
Sun Capital Investment Grade Bond Fund	8,867,188	83,262,898

Total Investment Companies (Cost $703,999,934)		761,154,596

	Principal Amount (000)
SHORT TERM INVESTMENTS – 0.2%
REPURCHASE AGREEMENTS – 0.2%
State Street Bank and Trust Company, 0.01%, dated 12/31/10, due 1/3/11 (collateralized by $1,040,000 FHLMC, 0.172%, 6/20/11, with a value of $1,038,960, total to be received $1,017,178) (Amortized cost $1,017,177)	$1,017	1,017,177

TOTAL INVESTMENTS – 100.1%
(Cost $705,017,111)		762,171,773
Liabilities in excess of other assets – (0.1)%		(429,516)

NET ASSETS – 100.0%		$761,742,257

FHLMC	Federal Home Loan Mortgage Corporation

(1)	Sun Capital Advisers LLC or its affiliate, MFS, serves as investment adviser to these underlying funds. These are affiliated securities.
(2)	Each investment is in the Initial Class shares.
(3)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$761,154,596	$—	$—	$761,154,596
Short Term Investments Repurchase Agreements	—	1,017,177	—	1,017,177

Total Investments	$761,154,596	$1,017,177	$—	$762,171,773

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC IBBOTSON GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2010	Sun Capital Advisers Trust

	Shares (2)	Value

INVESTMENT COMPANIES (1) – 100.0%
MFS Emerging Markets Equity Portfolio	682,836	$12,202,273
MFS International Growth Portfolio	2,593,662	35,922,212
MFS Value Portfolio	3,202,257	44,543,389
SC AllianceBernstein International Value Fund	1,752,069	17,713,416
SC BlackRock Inflation Protected Bond Fund	2,171,113	23,100,642
SC BlackRock International Index Fund	1,728,226	17,938,989
SC BlackRock Large Cap Index Fund	2,541,843	23,817,066
SC BlackRock Small Cap Index Fund	617,517	8,101,822
SC Columbia Small Cap Value Fund	1,013,796	11,334,243
SC Davis Venture Value Fund	3,929,728	47,471,116
SC Goldman Sachs Mid Cap Value Fund	2,884,238	27,256,048
SC Goldman Sachs Short Duration Fund	1,078,730	11,121,710
SC Ibbotson Tactical Opportunities Fund	11,274,554	118,608,306
SC Invesco Small Cap Growth Fund	560,041	6,194,056
SC Lord Abbett Growth & Income Fund	2,890,979	24,399,861
SC PIMCO Total Return Fund	4,330,889	50,151,698

	Shares (2)	Value

SC WMC Blue Chip Mid Cap Fund	1,235,154	$18,428,494
SC WMC Large Cap Growth Fund	4,324,593	41,991,797
Sun Capital Global Real Estate Fund	2,030,616	23,230,242
Sun Capital Investment Grade Bond Fund	2,884,083	27,081,540

Total Investment Companies (Cost $527,511,489)		590,608,920

	Principal Amount (000)
SHORT TERM INVESTMENTS – 0.0%+
REPURCHASE AGREEMENTS – 0.0% +
State Street Bank and Trust Company, 0.01%, dated 12/31/10, due 1/3/11 (collateralized by $80,000 U.S. FHLMC, 0.172%, 6/20/11, with a value of $79,920, total to be received $78,079) (Amortized cost $78,079)	$78	78,079

TOTAL INVESTMENTS – 100.0%
(Cost $527,589,568)		590,686,999
Liabilities in excess of other assets – (0.0)% +		(147,792)

NET ASSETS – 100.0%		$590,539,207

FHLMC	Federal Home Loan Mortgage Corporation

+	Amount is less than 0.05%.
(1)	Sun Capital Advisers LLC or its affiliate, MFS, serves as investment adviser to these underlying funds. These are affiliated securities.
(2)	Each investment is in the Initial Class shares.

See Notes to Financial Statements.

SC IBBOTSON GROWTH FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010	Sun Capital Advisers Trust

(3)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$590,608,920	$—	$—	$590,608,920
Short Term Investments Repurchase Agreements	—	78,079	—	78,079

Total Investments	$590,608,920	$78,079	$—	$590,686,999

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010	Sun Capital Advisers Trust

	SC AllianceBernstein International Value Fund	SC BlackRock International Index Fund	SC BlackRock Large Cap Index Fund	SC BlackRock Small Cap Index Fund	SC Goldman Sachs Mid Cap Value Fund
ASSETS
Investments, at value
Securities	$74,141,285	$54,114,704	$106,096,582	$180,299,231	$272,165,370

Total Investments	74,141,285	54,114,704	106,096,582	180,299,231	272,165,370
Cash	—	—	—	—	103,330
Foreign currency, at value	164,887	505,673	—	—	—
Margin deposits with broker	25,514	145,000	368,000	379,000	—
Interest and dividends receivable	101,001	25,763	120,127	196,216	266,559
Receivable for Fund shares sold	29,527	176,899	66,934	34,108	81,057
Receivable for investments sold	1,826	—	—	—	—
Variation margin receivable	209	7,307	—	—	—
Receivable due from Adviser	—	66,126	—	—	—
Other assets	1,522	1,165	2,284	3,929	1,498

Total Assets	74,465,771	55,042,637	106,653,927	180,912,484	272,617,814

LIABILITIES
Payable for investments purchased - regular delivery	149,312	30,484	—	—	103,330
Payable for Fund shares redeemed	95	—	405	47,518	24,775
Investment advisory fee payable	13,255	—	31,860	73,912	641,679
Distribution fee (Service Class) payable	325	28	1,776	14,863	2,924
Variation margin payable	—	—	3,302	34,170	45,990
Accrued expenses and other liabilities	50,949	122,321	40,166	63,846	181

Total Liabilities	213,936	152,833	77,509	234,309	818,879

NET ASSETS	$74,251,835	$54,889,804	$106,576,418	$180,678,175	$271,798,935

COMPOSITION OF NET ASSETS
Paid-in Capital	$61,101,099	$52,943,581	$81,765,997	$165,391,005	$187,019,383
Accumulated undistributed net investment income (loss)	1,643,157	(26,586)	1,345,539	791,322	3,346,874
Accumulated net realized gain (loss) on investments and foreign currency related transactions	4,091,120	(28,536)	17,284,946	(3,544,153)	22,471,427
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	7,416,459	2,001,345	6,179,936	18,040,001	58,961,251

	$74,251,835	$54,889,804	$106,576,418	$180,678,175	$271,798,935

Initial Class
Net Assets	$71,186,420	$54,634,591	$90,267,229	$45,720,356	$245,160,981
Shares of beneficial interest	7,037,858	5,265,551	9,630,076	3,485,955	25,951,851
Net asset value per share	$10.11	$10.38	$9.37	$13.12	$9.45

Service Class
Net Assets	$3,065,415	$255,213	$16,309,189	$134,957,819	$26,637,954
Shares of beneficial interest	303,944	24,603	1,701,470	10,424,636	2,829,735
Net asset value per share	$10.09	$10.37	$9.59	$12.95	$9.41

Investments, at cost	$66,723,401	$52,136,312	$99,971,412	$162,308,448	$213,198,197

Foreign currency, at cost	$162,503	$498,562	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2010	Sun Capital Advisers Trust

	SC Columbia Small Cap Value Fund	SC Davis Venture Value Fund	SC Invesco Small Cap Growth Fund	SC Lord Abbett Growth & Income Fund	SC WMC Blue Chip Mid Cap Fund
ASSETS
Investments, at value
Securities	$60,933,820	$424,008,478	$31,022,073	$559,022,698	$166,763,235
Repurchase Agreements	265,198	—	336,616	—	2,142,089

Total Investments	61,199,018	424,008,478	31,358,689	559,022,698	168,905,324
Cash	900	1,185	—	—	—
Interest and dividends receivable	60,694	404,744	8,043	287,404	66,214
Receivable for Fund shares sold	6,884	3,122	31,523	4,381	111,266
Receivable for investments sold	3,484	24,586	132,547	3,086,091	84,510
Other assets	1,233	9,411	689	3,143	3,228

Total Assets	61,272,213	424,451,526	31,531,491	562,403,717	169,170,542

LIABILITIES
Payable for investments purchased - regular delivery	120,867	120,212	133,375	2,629,718	253,173
Payable for Fund shares redeemed	—	207,025	71	194,228	23,639
Investment advisory fee payable	40,717	272,268	16,368	1,117,790	104,952
Distribution fee (Service Class) payable	1,372	29,074	1,194	1,503	4,469
Accrued expenses and other liabilities	34,819	58,553	32,320	381	41,481

Total Liabilities	197,775	687,132	183,328	3,943,620	427,714

NET ASSETS	$61,074,438	$423,764,394	$31,348,163	$558,460,097	$168,742,828

COMPOSITION OF NET ASSETS
Paid-in Capital	$46,080,706	$323,037,345	$23,631,629	$343,818,730	$140,798,805
Accumulated undistributed net investment income	310,060	1,811,049	—	3,182,309	105,271
Accumulated net realized gain (loss) on investments and foreign currency related transactions	9,724,316	16,663,692	1,314,784	80,063,241	(3,689,686)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	4,959,356	82,252,308	6,401,750	131,395,817	31,528,438

	$61,074,438	$423,764,394	$31,348,163	$558,460,097	$168,742,828

Initial Class
Net Assets	$48,781,805	$157,651,983	$20,586,765	$544,716,458	$128,115,411
Shares of beneficial interest	4,364,205	13,055,113	1,862,063	64,561,760	8,585,138
Net asset value per share	$11.18	$12.08	$11.06	$8.44	$14.92

Service Class
Net Assets	$12,292,633	$266,112,411	$10,761,398	$13,743,639	$40,627,417
Shares of beneficial interest	1,103,042	22,092,489	979,627	1,635,070	2,740,758
Net asset value per share	$11.14	$12.05	$10.99	$8.41	$14.82

Investments, at cost	$56,239,662	$341,761,254	$24,956,939	$427,626,881	$137,376,886

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2010	Sun Capital Advisers Trust

	SC WMC Large Cap Growth Fund	Sun Capital Global Real Estate Fund	SC Ibbotson Tactical Opportunities Fund	Sun Capital Investment Grade Bond Fund	Sun Capital Money Market Fund
ASSETS
Investments, at value
Securities	$191,330,621	$253,676,937	$454,046,886	$456,027,299	$186,917,274
Repurchase Agreements	80,092	—	—	—	—

Total Investments	191,410,713	253,676,937	454,046,886	456,027,299	186,917,274
Cash	—	8,995	—	56,837	—
Foreign currency, at value	—	69,215	—	—	—
Interest and dividends receivable	105,788	988,446	253,933	2,686,068	5,723
Receivable for Fund shares sold	—	58,991	1,317,943	456,946	546,360
Receivable for investments sold	286,174	—	—	—	—
Receivable due from Adviser	—	—	—	—	32,121
Other assets	4,202	5,384	9,196	8,171	4,004

Total Assets	191,806,877	254,807,968	455,627,958	459,235,321	187,505,482

LIABILITIES
Payable for investments purchased - regular delivery	287,754	—	—	—	—
Payable for investments purchased - delayed delivery	—	—	—	85,816,862	—
Payable for Fund shares redeemed	250,552	56,712	—	34,044	969,449
Investment advisory fee payable	102,488	201,555	93,108	190,014	—
Distribution fee (Service Class) payable	2,080	15,308	—	13,561	13,047
Accrued expenses and other liabilities	43,850	53,487	111,979	66,482	36,961

Total Liabilities	686,724	327,062	205,087	86,120,963	1,019,457

NET ASSETS	$191,120,153	$254,480,906	$455,422,871	$373,114,358	$186,486,025

COMPOSITION OF NET ASSETS
Paid-in Capital	$156,131,735	$288,689,051	$434,342,766	$360,746,804	$186,484,427
Accumulated undistributed net investment income (loss)	591,957	(870,323)	3,891,690	9,304	422
Accumulated net realized gain (loss) on investments, capital gains distributions from underlying funds and foreign currency related transactions	(1,930,453)	(84,458,827)	503,159	7,165,641	1,176
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	36,326,914	51,121,005	16,685,256	5,192,609	—

	$191,120,153	$254,480,906	$455,422,871	$373,114,358	$186,486,025

Initial Class
Net Assets	$172,337,679	$111,981,279	$455,422,871	$245,189,777	$67,784,791
Shares of beneficial interest	17,740,170	9,791,855	43,298,257	26,101,133	67,761,305
Net asset value per share	$9.71	$11.44	$10.52	$9.39	$1.00

Service Class
Net Assets	$18,782,474	$142,499,627	$—	$127,924,581	$118,701,234
Shares of beneficial interest	1,946,629	11,301,850	—	13,520,975	118,724,302
Net asset value per share	$9.65	$12.61	$—	$9.46	$1.00

Investments, at cost	$155,083,947	$202,559,479	$437,361,630	$450,834,690	$186,917,274

Foreign currency, at cost	$—	$68,581	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2010	Sun Capital Advisers Trust

	SC BlackRock Inflation Protected Bond Fund	SC Goldman Sachs Short Duration Fund	SC PIMCO High Yield Fund	SC PIMCO Total Return Fund
ASSETS
Investments, at value
Securities	$379,556,984	$1,300,575,199	$170,513,322	$942,342,923

Total Investments	379,556,984	1,300,575,199	170,513,322	942,342,923
Cash	—	201,211	284,534	88,411
Foreign currency, at value	261	—	127,303	392,226
Margin deposits with broker	—	—	—	9,000
Interest and dividends receivable	2,091,902	6,019,145	2,915,776	3,989,351
Receivable for Fund shares sold	679,632	833,275	253,317	993,420
Receivable for investments sold	—	127,525,243	—	3,654,953
Variation margin receivable	—	—	1,325	252,353
Unrealized appreciation on forward foreign currency exchange contracts	—	—	231,914	1,494,454
Unrealized appreciation on swaps	117,132	—	278,084	1,384,736
Swap premiums paid	—	—	—	3,497,538
Other assets	21,821	6,489	3,227	122,531

Total Assets	382,467,732	1,435,160,562	174,608,802	958,221,896

LIABILITIES
Forward sales contract, at value (proceeds receivable $0; $0; $0 and $1,019,258, respectively)	—	—	—	1,023,594
Payable for investments purchased - regular delivery	—	—	1,031,927	—
Payable for investments purchased - delayed delivery	—	278,966,742	495,000	192,903,775
Cash collateral received from broker	—	—	—	2,705,000
Payable for Fund shares redeemed	—	221,313	48,772	—
Investment advisory fee payable	496,160	1,636,072	235,307	998,748
Distribution fee (Service Class) payable	17,209	16,134	3,468	51,260
Variation margin payable	296,798	103,893	—	—
Options written (Premium $1,282,390; $0; $0 and $1,879,431, respectively)	1,271,483	—	—	2,816,203
Unrealized depreciation on forward foreign currency exchange contracts	638,947	—	34,765	423,073
Accrued expenses and other liabilities	94,615	789	119	4,603
Swap premiums received	—	—	207,300	645,430
Unrealized depreciation on swaps	702,330	—	—	242,722

Total Liabilities	3,517,542	280,944,943	2,056,658	201,814,408

NET ASSETS	$378,950,190	$1,154,215,619	$172,552,144	$756,407,488

COMPOSITION OF NET ASSETS
Paid-in Capital	$368,710,266	$1,137,017,126	$152,755,192	$725,637,308
Accumulated undistributed net investment income (loss)	638,947	—	366,223	(586,403)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	12,805,081	6,478,393	4,120,351	23,112,585
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(3,204,104)	10,720,100	15,310,378	8,243,998

	$378,950,190	$1,154,215,619	$172,552,144	$756,407,488

Initial Class
Net Assets	$217,591,260	$1,004,463,643	$140,327,300	$273,150,069
Shares of beneficial interest	20,456,095	97,411,988	14,276,322	23,592,087
Net asset value per share	$10.64	$10.31	$9.83	$11.58

Service Class
Net Assets	$161,358,930	$149,751,976	$32,224,844	$483,257,419
Shares of beneficial interest	15,201,700	14,530,688	3,278,154	41,744,512
Net asset value per share	$10.61	$10.31	$9.83	$11.58

Investments, at cost	$381,117,445	$1,289,912,473	$155,926,203	$934,697,712

Foreign currency, at cost	$256	$—	$126,138	$386,129

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2010	Sun Capital Advisers Trust

	SC Ibbotson Balanced Fund	SC Ibbotson Conservative Fund	SC Ibbotson Growth Fund
ASSETS
Investments, at value
Affiliated securities	$1,443,061,806	$761,154,596	$590,608,920
Repurchase Agreements	1,751,432	1,017,177	78,079

Total Investments	1,444,813,238	762,171,773	590,686,999
Interest and dividends receivable	1,203,326	901,253	265,894
Receivable for Fund shares sold	3,201,317	799,171	86,562
Other assets	30,518	16,277	12,796

Total Assets	1,449,248,399	763,888,474	591,052,251

LIABILITIES
Payable for investments purchased - regular delivery	2,954,758	1,918,430	343,973
Investment advisory fee payable	115,429	82,210	50,462
Distribution fee (Service Class) payable	155,374	81,851	64,145
Accrued expenses and other liabilities	95,499	63,726	54,464

Total Liabilities	3,321,060	2,146,217	513,044

NET ASSETS	$1,445,927,339	$761,742,257	$590,539,207

COMPOSITION OF NET ASSETS
Paid-in Capital	$1,260,863,534	$674,363,027	$469,199,682
Accumulated undistributed net investment income	20,455,821	10,819,968	9,256,393
Accumulated net realized gain (loss) on investments and capital gain distributions from affiliated underlying funds	57,705,151	19,404,600	48,985,701
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	106,902,833	57,154,662	63,097,431

	$1,445,927,339	$761,742,257	$590,539,207

Initial Class
Net Assets	$1,686,659	$5,052,643	$1,616,478
Shares of beneficial interest	136,395	428,576	129,592
Net asset value per share	$12.37	$11.79	$12.47

Service Class
Net Assets	$1,444,240,680	$756,689,614	$588,922,729
Shares of beneficial interest	116,921,927	64,200,943	47,227,759
Net asset value per share	$12.35	$11.79	$12.47

Investments, at cost	$1,337,910,405	$705,017,111	$527,589,568

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010	Sun Capital Advisers Trust

	SC AllianceBernstein International Value Fund	SC BlackRock International Index Fund*	SC BlackRock Large Cap Index Fund	SC BlackRock Small Cap Index Fund	SC Goldman Sachs Mid Cap Value Fund
INVESTMENT INCOME
Interest	$2,780	$751	$388	$20,414	$14,427
Dividends (net of foreign withholding taxes of $187,406; $5,747; $0; $8,873 and $0, respectively)	1,975,762	50,748	2,338,816	2,723,036	5,955,368

Total investment income	1,978,542	51,499	2,339,204	2,743,450	5,969,795

EXPENSES
Investment advisory fee	452,664	26,390	737,104	1,330,326	—
Unified management fee	—	—	—	—	2,541,104
Distribution fee (Service Class)	5,661	78	34,082	330,287	56,798
Custody	149,508	69,177	46,435	199,878	—
Accounting	49,950	4,023	48,950	48,950	—
Audit	42,564	38,661	32,375	32,324	—
Legal	8,197	673	14,412	18,521	5,183
Printing	1,006	151	2,712	7,298	—
Administration	46,191	3,978	65,169	96,689	—
Transfer agent	7,186	801	9,892	9,242	—
Trustees fees	2,711	452	4,092	7,407	9,460
Insurance	1,581	57	2,187	4,980	1,829
Registration fees	814	5,925	338	—	—
Miscellaneous fees	1,699	310	2,781	5,541	—

Total expenses	769,732	150,676	1,000,529	2,091,443	2,614,374

Less: Reduction of investment advisory fees or unified management fees	(225,183)	(26,390)	(12,062)	(67,163)	—
Reimbursement of operating expenses	—	(84,623)	—	—	—

Net expenses	544,549	39,663	988,467	2,024,280	2,614,374

Net investment income	1,433,993	11,836	1,350,737	719,170	3,355,421

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	4,553,162	(25,426)	17,272,801	46,540,808	21,580,575
Futures	54,039	16,418	133,245	222,369	1,502,752
Foreign currency related transactions	154,410	(58,027)	—	157	—

Net realized gain (loss)	4,761,611	(67,035)	17,406,046	46,763,334	23,083,327

Change in unrealized appreciation (depreciation) on:
Investments	(572,335)	1,978,392	(277,524)	(7,639,312)	23,662,060
Futures	(48,444)	15,876	54,766	49,218	(92,106)
Assets and liabilities in foreign currencies	6,769	7,077	—	(6)	—

Change in unrealized appreciation (depreciation)	(614,010)	2,001,345	(222,758)	(7,590,100)	23,569,954

Net realized and unrealized gain (loss)	4,147,601	1,934,310	17,183,288	39,173,234	46,653,281

Net increase (decrease) in net assets from operations	$5,581,594	$1,946,146	$18,534,025	$39,892,404	$50,008,702

*	For the period November 15, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2010	Sun Capital Advisers Trust

	SC Columbia Small Cap Value Fund	SC Davis Venture Value Fund	SC Invesco Small Cap Growth Fund	SC Lord Abbett Growth & Income Fund	SC WMC Blue Chip Mid Cap Fund
INVESTMENT INCOME
Interest	$208	$201,028	$—	$31,214	$3,355
Dividends (net of foreign withholding taxes of $68; $99,773; $1,681; $30,726 and $0, respectively)	878,543	6,674,684	150,078	7,708,731	1,506,722

Total investment income	878,751	6,875,712	150,078	7,739,945	1,510,077

EXPENSES
Investment advisory fee	430,198	3,215,546	229,336	—	1,052,768
Unified management fee	—	—	—	4,527,889	—
Distribution fee (Service Class)	22,782	610,570	20,641	29,883	99,279
Custody	78,631	112,007	45,995	—	55,340
Accounting	48,950	48,950	48,950	—	48,950
Audit	32,302	32,499	32,301	—	32,499
Legal	38,756	40,800	2,978	11,039	12,170
Printing	698	6,756	348	—	1,956
Administration	34,497	213,838	23,808	—	74,078
Transfer agent	6,706	11,114	6,973	—	10,954
Trustees fees	1,894	16,971	942	20,710	5,122
Insurance	1,632	10,218	835	4,644	3,261
Registration fees	682	421	580	—	2,317
Miscellaneous fees	1,548	8,213	1,108	—	2,801

Total expenses	699,276	4,327,903	414,795	4,594,165	1,401,495

Less: Reduction of investment advisory fees or unified management fees	(126,797)	—	(116,536)	(36,406)	—

Net expenses	572,479	4,327,903	298,259	4,557,759	1,401,495

Net investment income (loss)	306,272	2,547,809	(148,181)	3,182,186	108,582

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	10,133,367	31,586,384	1,661,528	81,512,832	15,478,126
Foreign currency related transactions	(6)	(13,757)	—	372	21

Net realized gain (loss)	10,133,361	31,572,627	1,661,528	81,513,204	15,478,147

Change in unrealized appreciation (depreciation) on:
Investments	(518,490)	18,969,904	4,731,050	6,557,057	14,767,039
Assets and liabilities in foreign currencies	—	3,793	—	—	8

Change in unrealized appreciation (depreciation)	(518,490)	18,973,697	4,731,050	6,557,057	14,767,047

Net realized and unrealized gain (loss)	9,614,871	50,546,324	6,392,578	88,070,261	30,245,194

Net increase (decrease) in net assets from operations	$9,921,143	$53,094,133	$6,244,397	$91,252,447	$30,353,776

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2010	Sun Capital Advisers Trust

	SC WMC Large Cap Growth Fund	Sun Capital Global Real Estate Fund	SC Ibbotson Tactical Opportunities Fund*	Sun Capital Investment Grade Bond Fund	Sun Capital Money Market Fund
INVESTMENT INCOME
Interest	$—	$10,163	$1,256	$12,734,550	$430,425
Dividends (net of foreign withholding taxes of $4,803; $209,367; $0; $0 and $0, respectively)	2,210,590	9,720,491	4,111,278	—	—

Total investment income	2,210,590	9,730,654	4,112,534	12,734,550	430,425

EXPENSES
Investment advisory fee	1,443,257	2,224,455	188,505	1,818,799	985,267
Distribution fee (Service Class)	44,595	336,586	—	231,080	293,130
Custody	88,360	120,957	10,508	83,123	49,862
Accounting	48,950	48,950	2,372	48,950	48,950
Audit	32,514	35,274	28,824	32,608	28,317
Legal	21,995	20,718	5,187	31,357	39,695
Printing	2,780	3,494	1,163	4,519	2,699
Administration	102,862	121,942	20,652	152,844	111,292
Transfer agent	12,227	12,075	724	11,969	9,257
Trustees fees	7,548	9,384	3,413	11,592	8,161
Insurance	4,418	6,425	448	5,607	6,449
Registration fees	—	2,594	44,737	13,142	—
Miscellaneous fees	3,970	4,631	1,272	6,062	3,243

Total expenses	1,813,476	2,947,485	307,805	2,451,652	1,586,322

Less: Reduction of investment advisory fees or unified management fees	(210,162)	(35,216)	(52,556)	—	(985,267)
Reimbursement of operating expenses	—	—	—	—	(323,877)

Net expenses	1,603,314	2,912,269	255,249	2,451,652	277,178

Net investment income	607,276	6,818,385	3,857,285	10,282,898	153,247

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	22,548,882	21,442,525	436,340	7,159,689	529
Capital gain distributions from underlying funds	—	—	101,224	—	—
Foreign currency related transactions	—	(5,355)	—	—	—

Net realized gain (loss)	22,548,882	21,437,170	537,564	7,159,689	529

Change in unrealized appreciation (depreciation) on:
Investments	13,271,046	6,094,763	16,685,256	3,226,405	—
Assets and liabilities in foreign currencies	148	3,453	—	—	—

Change in unrealized appreciation (depreciation)	13,271,194	6,098,216	16,685,256	3,226,405	—

Net realized and unrealized gain (loss)	35,820,076	27,535,386	17,222,820	10,386,094	529

Net increase (decrease) in net assets from operations	$36,427,352	$34,353,771	$21,080,105	$20,668,992	$153,776

*	For the period November 15, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2010	Sun Capital Advisers Trust

	SC BlackRock Inflation Protected Bond Fund	SC Goldman Sachs Short Duration Fund	SC PIMCO High Yield Fund	SC PIMCO Total Return Fund
INVESTMENT INCOME
Interest	$5,652,487	$20,589,901	$11,588,575	$14,802,894
Dividends	—	—	46,875	337,380

Total investment income	5,652,487	20,589,901	11,635,450	15,140,274

EXPENSES
Unified management fee	1,845,566	6,703,160	1,053,564	3,821,943
Distribution fee (Service Class)	298,419	316,031	68,661	894,756
Legal	6,384	22,592	3,117	13,217
Trustees fees	10,850	42,622	5,614	22,327
Insurance	1,784	8,952	1,181	3,625

Total expenses	2,163,003	7,093,357	1,132,137	4,755,868

Less: Reduction of investment advisory fees or unified management fees	(19,019)	—	—	(39,169)

Net expenses	2,143,984	7,093,357	1,132,137	4,716,699

Net investment income	3,508,503	13,496,544	10,503,313	10,423,575

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	10,600,918	6,051,627	3,110,752	8,780,149
Futures and options on futures	355,675	3,134,455	554,788	12,340,195
Written options	495,905	—	236,692	2,364,890
Swaps	3,122,485	—	838,976	5,264
Foreign currency related transactions	(678,936)	—	(78,200)	833,959

Net realized gain (loss)	13,896,047	9,186,082	4,663,008	24,324,457

Change in unrealized appreciation (depreciation) on:
Investments	(2,777,379)	1,883,491	2,426,749	1,278,165
Futures and options on futures	(688,429)	(885,020)	(146,001)	(350,133)
Written options	(35,863)	—	(76,399)	(907,282)
Swaps	(602,820)	—	(711,348)	1,169,209
Assets and liabilities in foreign currencies	(613,392)	—	54,808	836,771

Change in unrealized appreciation (depreciation)	(4,717,883)	998,471	1,547,809	2,026,730

Net realized and unrealized gain (loss)	9,178,164	10,184,553	6,210,817	26,351,187

Net increase (decrease) in net assets from operations	$12,686,667	$23,681,097	$16,714,130	$36,774,762

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2010	Sun Capital Advisers Trust

	SC Ibbotson Balanced Fund	SC Ibbotson Conservative Fund	SC Ibbotson Growth Fund
INVESTMENT INCOME
Dividends from affiliated underlying funds	$17,258,394	$9,267,418	$7,825,259

Total investment income	17,258,394	9,267,418	7,825,259

EXPENSES
Investment advisory fee	1,233,672	710,478	660,170
Distribution fee (Service Class)	2,464,711	1,414,703	1,317,927
Custody	125,529	87,097	81,064
Accounting	32,150	32,150	32,150
Audit	26,675	26,675	26,674
Legal	80,227	49,443	43,649
Printing	14,975	8,178	7,756
Administration	463,902	275,181	259,025
Transfer agent	6,485	6,149	7,348
Trustees fees	36,745	21,507	20,923
Insurance	16,019	10,256	11,873
Miscellaneous fees	18,773	10,874	11,350

Total expenses	4,519,863	2,652,691	2,479,909

Less: Reduction of investment advisory fees or unified management fees	(81,277)	(101,185)	(105,710)

Net expenses	4,438,586	2,551,506	2,374,199

Net investment income	12,819,808	6,715,912	5,451,060

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Affiliated investments	57,112,689	19,107,171	48,757,868
Capital gain distributions from affiliated underlying funds	8,243,418	4,413,270	4,058,049

Net realized gain (loss)	65,356,107	23,520,441	52,815,917

Change in unrealized appreciation (depreciation) on:
Affiliated investments	51,959,160	27,625,126	11,687,524

Change in unrealized appreciation (depreciation)	51,959,160	27,625,126	11,687,524

Net realized and unrealized gain (loss)	117,315,267	51,145,567	64,503,441

Net increase (decrease) in net assets from operations	$130,135,075	$57,861,479	$69,954,501

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Sun Capital Advisers Trust

	SC AllianceBernstein International Value Fund		SC BlackRock International Index Fund	SC BlackRock Large Cap Index Fund
	Year Ended December 31,		Year Ended December 31,	Year Ended December 31,
	2010	2009	2010*	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,433,993	$835,605	$11,836	$1,350,737	$649,627
Net realized gain (loss)	4,761,611	2,662,754	(67,035)	17,406,046	3,853,147
Change in unrealized appreciation (depreciation)	(614,010)	8,466,686	2,001,345	(222,758)	7,857,708

Net increase (decrease) in net assets resulting from operations	5,581,594	11,965,045	1,946,146	18,534,025	12,360,482

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(5,066)	(1,184,943)	—	—	(619,650)
Service Class	(170)	(32,563)	—	—	(73,322)
Net realized gain on investments:
Initial Class	(1,243,366)	(1,251,599)	—	(216,837)	—
Service Class	(41,814)	(37,812)	—	(24,908)	—

Net decrease in net assets from distributions	(1,290,416)	(2,506,917)	—	(241,745)	(692,972)

SHARE TRANSACTIONS
Net proceeds from sales	34,934,924	41,717,363	53,063,106	53,409,421	60,497,249
Net proceeds from reinvestment of distributions	1,290,416	2,506,917	—	241,745	692,972
Cost of shares redeemed	(23,677,066)	(8,084,384)	(119,468)	(47,738,756)	(3,826,640)

Net increase (decrease) in net assets from share transactions	12,548,274	36,139,896	52,943,638	5,912,410	57,363,581

Total increase (decrease) in net assets	16,839,452	45,598,024	54,889,784	24,204,690	69,031,091
NET ASSETS
Beginning of period	57,412,383	11,814,359	20 **	82,371,728	13,340,637

End of period†	$74,251,835	$57,412,383	$54,889,804	$106,576,418	$82,371,728

† Accumulated undistributed net investment income (loss)	$1,643,157	$(326,462)	$(26,586)	$1,345,539	$936

*	For the period November 15, 2010 (commencement of operations) to December 31, 2010.
**	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC BlackRock Small Cap Index Fund		SC Goldman Sachs Mid Cap Value Fund		SC Columbia Small Cap Value Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$719,170	$425,488	$3,355,421	$1,908,485	$306,272	$176,805
Net realized gain (loss)	46,763,334	(25,104,929)	23,083,327	23,146,315	10,133,361	5,271,664
Change in unrealized appreciation (depreciation)	(7,590,100)	83,844,844	23,569,954	36,984,630	(518,490)	5,615,479

Net increase (decrease) in net assets resulting from operations	39,892,404	59,165,403	50,008,702	62,039,430	9,921,143	11,063,948

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(155,615)	(24,361)	—	(1,781,536)	—	(160,938)
Service Class	(155,938)	(70,061)	—	(127,774)	—	(15,265)
Net realized gain on investments:
Initial Class	—	—	(5,643,760)	(15,418,462)	(3,503,453)	(898,849)
Service Class	—	—	(540,908)	(1,515,089)	(809,308)	(181,700)

Net decrease in net assets from distributions	(311,553)	(94,422)	(6,184,668)	(18,842,861)	(4,312,761)	(1,256,752)

SHARE TRANSACTIONS
Net proceeds from sales	13,269,153	26,384,791	74,814,561	82,966,501	22,139,445	43,962,372
Subscriptions in-kind	—	—	—	86,276,287	—	—
Net proceeds from reinvestment of distributions	311,553	94,422	6,184,668	18,842,861	4,312,761	1,256,752
Cost of shares redeemed	(56,251,939)	(55,314,564)	(62,184,412)	(33,069,713)	(11,469,850)	(20,282,746)

Net increase (decrease) in net assets from share transactions	(42,671,233)	(28,835,351)	18,814,817	155,015,936	14,982,356	24,936,378

Total increase (decrease) in net assets	(3,090,382)	30,235,630	62,638,851	198,212,505	20,590,738	34,743,574
NET ASSETS
Beginning of period	183,768,557	153,532,927	209,160,084	10,947,579	40,483,700	5,740,126

End of period†	$180,678,175	$183,768,557	$271,798,935	$209,160,084	$61,074,438	$40,483,700

† Accumulated undistributed net investment income	$791,322	$414,338	$3,346,874	$—	$310,060	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC Davis Venture Value Fund		SC Invesco Small Cap Growth Fund		SC Lord Abbett Growth & Income Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,547,809	$1,101,748	$(148,181)	$(49,052)	$3,182,186	$2,760,473
Net realized gain (loss)	31,572,627	(11,210,937)	1,661,528	2,524,434	81,513,204	69,452,194
Change in unrealized appreciation (depreciation)	18,973,697	87,391,607	4,731,050	2,250,746	6,557,057	125,484,977

Net increase (decrease) in net assets resulting from operations	53,094,133	77,282,418	6,244,397	4,726,128	91,252,447	197,697,644

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(1,027,110)	(375,796)	—	—	—	(2,736,418)
Service Class	(583,899)	(290,015)	—	—	—	(27,899)
Net realized gain on investments:
Initial Class	—	—	(1,478,663)	(408,415)	(22,281,747)	(46,790,450)
Service Class	—	—	(722,220)	(201,982)	(518,969)	(883,699)

Net decrease in net assets from distributions	(1,611,009)	(665,811)	(2,200,883)	(610,397)	(22,800,716)	(50,438,466)

SHARE TRANSACTIONS
Net proceeds from sales	101,561,755	213,128,717	9,254,259	23,398,241	87,295,175	87,024,697
Subscriptions in-kind	—	—	—	—	—	342,061,308
Net proceeds from reinvestment of distributions	1,611,009	665,811	2,200,883	610,397	22,800,716	50,438,466
Cost of shares redeemed	(113,481,100)	(21,730,381)	(3,746,705)	(12,602,418)	(128,148,494)	(123,572,200)

Net increase (decrease) in net assets from share transactions	(10,308,336)	192,064,147	7,708,437	11,406,220	(18,052,603)	355,952,271

Total increase (decrease) in net assets	41,174,788	268,680,754	11,751,951	15,521,951	50,399,128	503,211,449
NET ASSETS
Beginning of period	382,589,606	113,908,852	19,596,212	4,074,261	508,060,969	4,849,520

End of period†	$423,764,394	$382,589,606	$31,348,163	$19,596,212	$558,460,097	$508,060,969

† Accumulated undistributed net investment income	$1,811,049	$905,316	$—	$—	$3,182,309	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC WMC Blue Chip Mid Cap Fund		SC WMC Large Cap Growth Fund		Sun Capital Global Real Estate Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$108,582	$65,199	$607,276	$554,358	$6,818,385	$6,369,618
Net realized gain (loss)	15,478,147	(8,248,694)	22,548,882	(3,983,702)	21,437,170	(91,942,249)
Change in unrealized appreciation (depreciation)	14,767,047	33,984,929	13,271,194	37,481,869	6,098,216	155,578,275

Net increase (decrease) in net assets resulting from operations	30,353,776	25,801,434	36,427,352	34,052,525	34,353,771	70,005,644

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(60,133)	(16,377)	(545,213)	(197,983)	(12,598,073)	(2,511,768)
Service Class	—	(9,615)	(9,148)	(33,289)	(13,918,369)	(3,915,725)
Net realized gain on investments:
Initial Class	—	—	—	—	—	(514,116)
Service Class	—	—	—	—	—	(870,300)

Net decrease in net assets from distributions	(60,133)	(25,992)	(554,361)	(231,272)	(26,516,442)	(7,811,909)

SHARE TRANSACTIONS
Net proceeds from sales	65,448,862	29,411,187	54,836,305	93,346,643	40,263,351	56,809,092
Net proceeds from reinvestment of distributions	60,133	25,992	554,361	231,272	26,516,442	7,811,909
Cost of shares redeemed	(43,053,482)	(16,198,087)	(67,647,634)	(10,011,918)	(44,052,501)	(75,577,163)

Net increase (decrease) in net assets from share transactions	22,455,513	13,239,092	(12,256,968)	83,565,997	22,727,292	(10,956,162)

Total increase (decrease) in net assets	52,749,156	39,014,534	23,616,023	117,387,250	30,564,621	51,237,573
NET ASSETS
Beginning of period	115,993,672	76,979,138	167,504,130	50,116,880	223,916,285	172,678,712

End of period†	$168,742,828	$115,993,672	$191,120,153	$167,504,130	$254,480,906	$223,916,285

† Accumulated undistributed net investment income (loss)	$105,271	$63,374	$591,957	$554,356	$(870,323)	$10,936,439

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC Ibbotson Tactical Opportunities Fund		Sun Capital Investment Grade Bond Fund		Sun Capital Money Market Fund
	Year Ended December 31		Year Ended December 31,		Year Ended December 31,
	2010*		2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,857,285		$10,282,898	$5,291,938	$153,247	$340,128
Net realized gain (loss)	537,564		7,159,689	1,727,150	529	647
Change in unrealized appreciation (depreciation)	16,685,256		3,226,405	13,693,333	—	—

Net increase (decrease) in net assets resulting from operations	21,080,105		20,668,992	20,712,421	153,776	340,775

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—		(7,412,008)	(3,544,244)	(153,247)	(331,634)
Service Class	—		(3,029,790)	(1,634,523)	—	(8,299)
Net realized gain on investments:
Initial Class	—		(681,253)	(63,545)	—	—
Service Class	—		(313,903)	(29,899)	—	—

Net decrease in net assets from distributions	—		(11,436,954)	(5,272,211)	(153,247)	(339,933)

SHARE TRANSACTIONS
Net proceeds from sales	434,362,406		200,395,252	134,907,828	151,481,767	156,250,942
Net proceeds from reinvestment of distributions	—		11,436,954	5,272,211	153,247	339,933
Cost of shares redeemed	(19,650)		(48,989,541)	(11,711,227)	(169,444,454)	(156,820,840)

Net increase (decrease) in net assets from share transactions	434,342,756		162,842,665	128,468,812	(17,809,440)	(229,965)

Total increase (decrease) in net assets	455,422,861		172,074,703	143,909,022	(17,808,911)	(229,123)
NET ASSETS
Beginning of period	10	**	201,039,655	57,130,633	204,294,936	204,524,059

End of period†	$455,422,871		$373,114,358	$201,039,655	$186,486,025	$204,294,936

† Accumulated undistributed net investment income	$3,891,690		$9,304	$183,560	$422	$422

*	For the period November 15, 2010 (commencement of operations) to December 31, 2010.
**	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC BlackRock Inflation Protected Bond Fund		SC Goldman Sachs Short Duration Fund
	Year Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,508,503	$2,025,636	$13,496,544	$13,047,670
Net realized gain (loss)	13,896,047	4,945,379	9,186,082	7,958,070
Change in unrealized appreciation (depreciation)	(4,717,883)	1,384,872	998,471	7,355,401

Net increase (decrease) in net assets resulting from operations	12,686,667	8,355,887	23,681,097	28,361,141

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(2,042,941)	(1,172,205)	(13,719,331)	(12,528,695)
Service Class	(1,190,584)	(603,807)	(1,542,346)	(1,486,390)
Net realized gain on investments:
Initial Class	(1,815,579)	(1,626,544)	(972,991)	(6,192,212)
Service Class	(1,330,938)	(1,199,392)	(138,662)	(761,733)

Net decrease in net assets from distributions	(6,380,042)	(4,601,948)	(16,373,330)	(20,969,030)

SHARE TRANSACTIONS
Net proceeds from sales	193,206,634	170,986,380	300,846,678	1,025,662,269
Net proceeds from reinvestment of distributions	6,380,042	4,601,948	16,373,330	20,969,030
Cost of shares redeemed	(12,046,006)	(6,826,654)	(147,289,854)	(195,070,121)

Net increase (decrease) in net assets from share transactions	187,540,670	168,761,674	169,930,154	851,561,178

Total increase (decrease) in net assets	193,847,295	172,515,613	177,237,921	858,953,289
NET ASSETS
Beginning of period	185,102,895	12,587,282	976,977,698	118,024,409

End of period†	$378,950,190	$185,102,895	$1,154,215,619	$976,977,698

† Accumulated undistributed net investment income	$638,947	$12,276	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC PIMCO High Yield Fund		SC PIMCO Total Return Fund
	Year Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$10,503,313	$7,091,347	$10,423,575	$4,241,609
Net realized gain (loss)	4,663,008	3,614,164	24,324,457	6,640,956
Change in unrealized appreciation (depreciation)	1,547,809	15,503,746	2,026,730	5,713,786

Net increase (decrease) in net assets resulting from operations	16,714,130	26,209,257	36,774,762	16,596,351

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(8,491,359)	(5,611,869)	(5,163,456)	(1,777,999)
Service Class	(1,965,640)	(1,584,958)	(7,131,257)	(2,556,449)
Net realized gain on investments:
Initial Class	(857,562)	(2,250,992)	(893,320)	(1,718,228)
Service Class	(202,216)	(597,851)	(1,377,736)	(2,905,414)

Net decrease in net assets from distributions	(11,516,777)	(10,045,670)	(14,565,769)	(8,958,090)

SHARE TRANSACTIONS
Net proceeds from sales	63,731,516	113,481,631	379,028,421	357,694,132
Net proceeds from reinvestment of distributions	11,516,777	10,045,670	14,565,769	8,958,090
Cost of shares redeemed	(24,995,144)	(38,023,439)	(47,950,269)	(17,955,774)

Net increase (decrease) in net assets from share transactions	50,253,149	85,503,862	345,643,921	348,696,448

Total increase (decrease) in net assets	55,450,502	101,667,449	367,852,914	356,334,709
NET ASSETS
Beginning of period	117,101,642	15,434,193	388,554,574	32,219,865

End of period†	$172,552,144	$117,101,642	$756,407,488	$388,554,574

† Accumulated undistributed net investment income (loss)	$366,223	$(93,986)	$(586,403)	$98,716

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC Ibbotson Balanced Fund		SC Ibbotson Conservative Fund		SC Ibbotson Growth Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$12,819,808	$4,471,965	$6,715,912	$3,739,710	$5,451,060	$2,412,299
Net realized gain (loss)	65,356,107	11,555,252	23,520,441	7,517,826	52,815,917	10,244,795
Change in unrealized appreciation (depreciation)	51,959,160	53,653,607	27,625,126	28,588,643	11,687,524	49,767,168

Net increase (decrease) in net assets resulting from operations	130,135,075	69,680,824	57,861,479	39,846,179	69,954,501	62,424,262

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(16,154)	(544)	(34,581)	(4,173)	(17,891)	(602)
Service Class	(9,758,906)	(70,479)	(7,460,635)	(82,385)	(7,020,584)	(56,414)
Net realized gain on investments:
Initial Class	(7,998)	(4)	(14,251)	(72)	(12,008)	(18)
Service Class	(6,259,087)	(8,075)	(3,749,369)	(12,037)	(5,614,337)	(23,977)

Net decrease in net assets from distributions	(16,042,145)	(79,102)	(11,258,836)	(98,667)	(12,664,820)	(81,011)

SHARE TRANSACTIONS
Net proceeds from sales	754,316,052	458,469,983	351,389,899	294,855,518	106,923,986	355,499,350
Net proceeds from reinvestment of distributions	16,042,145	79,102	11,258,836	98,667	12,664,820	81,011
Cost of shares redeemed	(5,242,404)	(234,989)	(14,007,370)	(2,224,176)	(35,071,730)	(2,474,598)

Net increase (decrease) in net assets from share transactions	765,115,793	458,314,096	348,641,365	292,730,009	84,517,076	353,105,763

Total increase (decrease) in net assets	879,208,723	527,915,818	395,244,008	332,477,521	141,806,757	415,449,014
NET ASSETS
Beginning of period	566,718,616	38,802,798	366,498,249	34,020,728	448,732,450	33,283,436

End of period†	$1,445,927,339	$566,718,616	$761,742,257	$366,498,249	$590,539,207	$448,732,450

† Accumulated undistributed net investment income	$20,455,821	$9,775,011	$10,819,968	$7,495,179	$9,256,393	$7,038,432

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC AllianceBernstein International Value Fund Initial Class Shares				SC AllianceBernstein International Value Fund Service Class Shares				SC BlackRock International Index Fund Initial Class Shares		SC BlackRock International Index Fund Service Class Shares
	Years Ended December 31,				Years Ended December 31,				Year Ended December 31,		Year Ended December 31,
	2010		2009	2008*	2010		2009	2008*	2010**		2010**
Net Asset Value, Beginning of Period	$9.82		$7.92	$10.00	$9.81		$7.92	$10.00	$10.00		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.19	†	0.22 †	0.01	0.16	†	0.21 †	0.02	0.00	†(e)	(0.00	)†(e)
Net realized and unrealized gain (loss) on investments	0.25		2.13	(2.07)	0.27		2.11	(2.09)	0.38		0.37

Total from Investment Operations	0.44		2.35	(2.06)	0.43		2.32	(2.07)	0.38		0.37

Less Distributions from:
Net investment income	(0.00	)(e)	(0.22)	(0.02)	(0.00	)(e)	(0.20)	(0.01)	—		—
Net realized gain on investments	(0.15)		(0.23)	—	(0.15)		(0.23)	—	—		—

Total distributions	(0.15)		(0.45)	(0.02)	(0.15)		(0.43)	(0.01)	—		—

Net Asset Value, End of Period	$10.11		$9.82	$7.92	$10.09		$9.81	$7.92	$10.38		$10.37

Total Return (b)	4.62%		29.71%	(20.64)%	4.52%		29.26%	(20.69)%	3.80%		3.70%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$71,186		$55,746	$9,763	$3,065		$1,666	$2,051	$54,635		$255
Ratio to average net assets:
Net expenses (a)(c)(d)	0.75%		0.75%	0.75%	1.00%		1.00%	1.00%	0.60%		0.85%
Gross expenses (a)(d)	1.06%		1.38%	6.64%	1.31%		1.69%	4.64%	2.27%		5.60%
Net investment income (loss) (a)(c)(d)	2.01%		2.47%	1.18%	1.65%		2.35%	1.07%	0.18%		(0.07)%
Portfolio turnover rate	60%		49%	7%	60%		49%	7%	1%		1%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
**	For the period November 15, 2010 (commencement of operations) to December 31, 2010.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC BlackRock Large Cap Index Fund Initial Class Shares					SC BlackRock Large Cap Index Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.04	$6.70	$10.77	$12.37	$10.47	$8.25	$6.87	$11.03	$12.65	$10.70

Income (Loss) from Investment Operations:
Net investment income (loss) (c)	0.10 †	0.11 †	0.04	0.12	0.17	0.09 †	0.10 †	0.10	0.08	0.12
Net realized and unrealized gain (loss) on investments	1.25	1.30	(4.03)	(0.84)	1.93	1.27	1.33	(4.19)	(0.84)	2.00

Total from Investment Operations	1.35	1.41	(3.99)	(0.72)	2.10	1.36	1.43	(4.09)	(0.76)	2.12

Less Distributions from:
Net investment income	—	(0.07)	(0.05)	(0.10)	(0.16)	—	(0.05)	(0.04)	(0.08)	(0.13)
Net realized gain on investments	(0.02)	—	(0.03)	(0.78)	(0.04)	(0.02)	—	(0.03)	(0.78)	(0.04)

Total distributions	(0.02)	(0.07)	(0.08)	(0.88)	(0.20)	(0.02)	(0.05)	(0.07)	(0.86)	(0.17)

Net Asset Value, End of Period	$9.37	$8.04	$6.70	$10.77	$12.37	$9.59	$8.25	$6.87	$11.03	$12.65

Total Return (a)	16.76%	21.09%	(37.06)%	(5.81)%	20.07%	16.45%	20.85%	(37.15)%	(6.07)%	19.78%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$90,267	$70,638	$8,366	$5,544	$6,183	$16,309	$11,734	$4,974	$7,808	$5,262
Ratios to average net assets:
Net expenses (b)(c)	0.85%	0.90%	0.90%	0.90%	0.90%	1.09%	1.15%	1.15%	1.15%	1.15%
Gross expenses (c)	0.86%	1.13%	2.08%	1.81%	2.47%	1.10%	1.44%	2.34%	2.05%	2.62%
Net investment income (loss) (b)(c)	1.23%	1.55%	1.39%	0.89%	1.47%	1.02%	1.37%	1.05%	0.63%	1.44%
Portfolio turnover rate	235%	109%	189%	63%	135%	235%	109%	189%	63%	135%

†	Based on average shares outstanding during the period.
(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(b)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC BlackRock Small Cap Index Fund Initial Class Shares					SC BlackRock Small Cap Index Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008		2007	2006*
Net Asset Value, Beginning of Period	$10.58	$7.74	$12.98	$15.02	$13.79	$10.45	$7.66	$12.85		$14.99	$15.56

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.06 †	0.04 †	0.03	0.05	0.01	0.04 †	0.02 †	(0.00	)(e)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	2.52	2.81	(4.82)	(0.23)	1.82	2.47	2.78	(4.77)		(0.29)	0.04

Total from Investment Operations	2.58	2.85	(4.79)	(0.18)	1.83	2.51	2.80	(4.77)		(0.28)	0.03

Less Distributions from:
Net investment income	(0.04)	(0.01)	(0.03)	—	—	(0.01)	(0.01)	(0.00	)(e)	—	—
Net realized gain on investments	—	—	(0.42)	(1.86)	(0.60)	—	—	(0.42)		(1.86)	(0.60)

Total distributions	(0.04)	(0.01)	(0.45)	(1.86)	(0.60)	(0.01)	(0.01)	(0.42)		(1.86)	(0.60)

Net Asset Value, End of Period	$13.12	$10.58	$7.74	$12.98	$15.02	$12.95	$10.45	$7.66		$12.85	$14.99

Total Return (b)	24.46%	36.77%	(37.99)%	(1.44)%	13.60%	24.07%	36.50%	(38.14)%		(2.11)%	0.48%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$45,720	$48,950	$38,435	$72,741	$87,215	$134,958	$134,819	$115,098		$105,377	$25
Ratios to average net assets:
Net expenses (a)(c)(d)	0.95%	1.00%	1.00%	1.00%	1.00%	1.20%	1.25%	1.25%		1.25%	1.25%
Gross expenses (a)(d)	0.99%	1.21%	1.29%	1.38%	1.42%	1.23%	1.46%	1.55%		1.61%	1.82%
Net investment income (loss) (a)(c)(d)	0.57%	0.45%	0.21%	0.31%	0.02%	0.34%	0.20%	0.04%		(0.06)%	(0.09)%
Portfolio turnover rate	131%	132%	126%	126%	206%	131%	132%	126%		126%	206%

*	For the period from May 1, 2006 (commencement of operations – Service Class Shares) through December 31, 2006.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Goldman Sachs Mid Cap Value Fund Initial Class Shares			SC Goldman Sachs Mid Cap Value Fund Service Class Shares			SC Columbia Small Cap Value Fund Initial Class Shares			SC Columbia Small Cap Value Fund Service Class Shares
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
	2010	2009	2008*	2010	2009	2008*	2010	2009	2008**	2010	2009	2008**
Net Asset Value, Beginning of Period	$7.93	$6.93	$10.00	$7.93	$6.93	$10.00	$10.08	$7.97	$10.00	$10.07	$7.97	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.12 †	0.11 †	0.05	0.10 †	0.09 †	0.07	0.07 †	0.06 †	0.01	0.05 †	0.04 †	0.01
Net realized and unrealized gain (loss) on investments	1.61	1.68	(3.06)	1.59	1.68	(3.09)	1.93	2.38	(2.03)	1.92	2.36	(2.03)

Total from Investment Operations	1.73	1.79	(3.01)	1.69	1.77	(3.02)	2.00	2.44	(2.02)	1.97	2.40	(2.02)

Less Distributions from:
Net investment income	—	(0.08)	(0.06)	—	(0.06)	(0.05)	—	(0.05)	(0.01)	—	(0.02)	(0.01)
Net realized gain on investments	(0.21)	(0.71)	—	(0.21)	(0.71)	—	(0.90)	(0.28)	—	(0.90)	(0.28)	—

Total distributions	(0.21)	(0.79)	(0.06)	(0.21)	(0.77)	(0.05)	(0.90)	(0.33)	(0.01)	(0.90)	(0.30)	(0.01)

Net Asset Value, End of Period	$9.45	$7.93	$6.93	$9.41	$7.93	$6.93	$11.18	$10.08	$7.97	$11.14	$10.07	$7.97

Total Return (b)	22.13%	25.68%	(30.07)%	21.62%	25.38%	(30.21)%	21.62%	30.52%	(20.15)%	21.33%	30.07%	(20.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$245,161	$190,461	$6,496	$26,638	$18,699	$4,452	$48,782	$33,674	$4,316	$12,293	$6,809	$1,424
Ratio to average net assets:
Net expenses (a)(c)(d)	1.06%	1.06%	1.07%	1.31%	1.31%	1.32%	1.15%	1.15%	1.15%	1.40%	1.40%	1.40%
Gross expenses (a)(d)	1.06%	1.06%	1.08%	1.31%	1.31%	1.32%	1.41%	1.54%	8.84%	1.67%	1.87%	6.68%
Net investment income (loss) (a)(c)(d)	1.41%	1.45%	2.10%	1.18%	1.15%	1.65%	0.68%	0.65%	1.18%	0.47%	0.44%	0.72%
Portfolio turnover rate	65%	159%	90%	65%	159%	90%	139%	110%	28%	139%	110%	28%

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Davis Venture Value Fund Initial Class Shares					SC Davis Venture Value Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006*
Net Asset Value, Beginning of Period	$10.75	$8.34	$13.65	$13.17	$11.56	$10.72	$8.32	$13.61	$13.15	$12.08

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.08 †	0.06 †	0.10	0.17	0.09	0.05 †	0.04 †	0.06	0.12	0.04
Net realized and unrealized gain (loss) on investments	1.30	2.39	(5.21)	0.39	1.61	1.31	2.37	(5.17)	0.39	1.12

Total from Investment Operations	1.38	2.45	(5.11)	0.56	1.70	1.36	2.41	(5.11)	0.51	1.16

Less Distributions from:
Net investment income	(0.05)	(0.04)	(0.09)	(0.08)	(0.09)	(0.03)	(0.01)	(0.07)	(0.05)	(0.09)
Net realized gain on investments	—	—	(0.11)	—	—	—	—	(0.11)	—	—

Total distributions	(0.05)	(0.04)	(0.20)	(0.08)	(0.09)	(0.03)	(0.01)	(0.18)	(0.05)	(0.09)

Net Asset Value, End of Period	$12.08	$10.75	$8.34	$13.65	$13.17	$12.05	$10.72	$8.32	$13.61	$13.15

Total Return (b)	12.92%	29.39%	(37.81)%	4.23%	14.77%	12.68%	29.02%	(37.93)%	3.91%	9.66%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$157,652	$147,350	$31,868	$52,861	$61,438	$266,112	$235,240	$82,041	$27,764	$27
Ratios to average net assets:
Net expenses (a)(c)(d)	0.87%	0.90%	0.90%	0.90%	0.90%	1.12%	1.15%	1.15%	1.15%	1.15%
Gross expenses (a)(d)	0.87%	0.93%	1.11%	1.11%	1.16%	1.12%	1.18%	1.35%	1.35%	1.43%
Net investment income (loss) (a)(c)(d)	0.73%	0.62%	0.86%	1.06%	0.74%	0.49%	0.41%	0.65%	0.68%	0.48%
Portfolio turnover rate	39%	17%	19%	10%	16%	39%	17%	19%	10%	16%

*	For the period from May 1, 2006 (commencement of operations – Service Class Shares) through December 31, 2006.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Invesco Small Cap Growth Fund Initial Class Shares				SC Invesco Small Cap Growth Fund Service Class Shares			SC Lord Abbett Growth & Income Fund Initial Class Shares			SC Lord Abbett Growth & Income Fund Service Class Shares
	Years Ended December 31,				Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
	2010	2009	2008*		2010	2009	2008*	2010	2009	2008**	2010	2009	2008**
Net Asset Value, Beginning of Period	$9.59	$7.51	$10.00		$9.55	$7.50	$10.00	$7.52	$7.08	$10.00	$7.51	$7.08	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	(0.05)†	(0.02)†	(0.00	)(e)	(0.08)†	(0.04)†	(0.01)	0.05 †	0.05 †	0.06	0.03 †	0.04 †	0.06
Net realized and unrealized gain (loss) on investments	2.39	2.41	(2.49)		2.39	2.40	(2.49)	1.20	1.22	(2.92)	1.20	1.19	(2.93)

Total from Investment Operations	2.34	2.39	(2.49)		2.31	2.36	(2.50)	1.25	1.27	(2.86)	1.23	1.23	(2.87)

Less Distributions from:
Net investment income	—	—	—		—	—	—	—	(0.05)	(0.06)	—	(0.02)	(0.05)
Net realized gain on investments	(0.87)	(0.31)	—		(0.87)	(0.31)	—	(0.33)	(0.78)	—	(0.33)	(0.78)	—

Total distributions	(0.87)	(0.31)	—		(0.87)	(0.31)	—	(0.33)	(0.83)	(0.06)	(0.33)	(0.80)	(0.05)

Net Asset Value, End of Period	$11.06	$9.59	$7.51		$10.99	$9.55	$7.50	$8.44	$7.52	$7.08	$8.41	$7.51	$7.08

Total Return (b)	26.08%	31.75%	(24.90)%		25.86%	31.39%	(25.00)%	17.19%	17.85%	(28.54)%	16.94%	17.41%	(28.68)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$20,587	$13,109	$2,530		$10,761	$6,488	$1,544	$544,716	$498,639	$2,229	$13,744	$9,422	$2,620
Ratio to average net assets:
Net expenses (a)(c)(d)	1.15%	1.15%	1.15%		1.40%	1.40%	1.40%	0.87%	0.87%	0.87%	1.12%	1.12%	1.12%
Gross expenses (a)(d)	1.63%	2.17%	11.09%		1.88%	2.48%	9.42%	0.88%	0.88%	0.90%	1.13%	1.13%	1.14%
Net investment income (loss) (a)(c)(d)	(0.53)%	(0.25)%	(0.40)%		(0.78)%	(0.51)%	(0.72)%	0.62%	0.68%	1.71%	0.36%	0.49%	1.48%
Portfolio turnover rate	42%	114%	4%		42%	114%	4%	63%	83%	73%	63%	83%	73%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
**	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC WMC Blue Chip Mid Cap Fund Initial Class Shares							SC WMC Blue Chip Mid Cap Fund Service Class Shares
	Years Ended December 31,							Years Ended December 31,
	2010	2009		2008	2007		2006	2010	2009		2008*
Net Asset Value, Beginning of Period	$12.12	$9.32		$17.95	$19.04		$20.60	$12.07	$9.30		$15.70

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.02 †	0.02	†	0.01	(0.00	)(e)	0.18	(0.01)†	(0.01	)†	0.02
Net realized and unrealized gain (loss) on investments	2.79	2.78		(5.41)	2.87		1.87	2.76	2.78		(3.19)

Total from Investment Operations	2.81	2.80		(5.40)	2.87		2.05	2.75	2.77		(3.17)

Less Distributions from:
Net investment income	(0.01)	(0.00	)(e)	(0.03)	(0.25)		—	—	(0.00	)(e)	(0.03)
Net realized gain on investments	—	—		(3.20)	(3.71)		(3.61)	—	—		(3.20)

Total distributions	(0.01)	(0.00	)(e)	(3.23)	(3.96)		(3.61)	—	(0.00	)(e)	(3.23)

Net Asset Value, End of Period	$14.92	$12.12		$9.32	$17.95		$19.04	$14.82	$12.07		$9.30

Total Return (b)	23.17%	30.07%		(35.14)%	15.41%		11.30%	22.78%	29.96%		(26.06)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$128,115	$75,745		$45,842	$85,438		$94,632	$40,627	$40,249		$31,137
Ratio to average net assets:
Net expenses (a)(c)(d)	0.99%	1.00%		1.00%	1.00%		1.00%	1.24%	1.25%		1.25%
Gross expenses (a)(d)	0.99%	1.10%		1.21%	1.14%		1.14%	1.24%	1.35%		1.47%
Net investment income (loss) (a)(c)(d)	0.17%	0.17%		0.05%	(0.17)%		0.92%	(0.11)%	(0.09)%		0.02%
Portfolio turnover rate	69%	82%		104%	75%		83%	69%	82%		104%

*	For the period March 7, 2008 (commencement of operations – Service Class Shares) through December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout the period:

	SC WMC Large Cap Growth Fund Initial Class Shares						SC WMC Large Cap Growth Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2010	2009	2008		2007*		2010		2009	2008		2007	2006**
Net Asset Value, Beginning of Period	$8.15	$5.95	$10.65		$9.99		$8.10		$5.92	$10.63		$9.98	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.03 †	0.04 †	0.04		(0.00	)(e)	0.01	†	0.03 †	0.02		(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.55	2.17	(4.74)		0.69		1.54		2.16	(4.73)		0.70	(0.01)

Total from Investment Operations	1.58	2.21	(4.70)		0.69		1.55		2.19	(4.71)		0.68	(0.02)

Less Distributions from:
Net investment income	(0.02)	(0.01)	—		—		(0.00	)(e)	(0.01)	—		—	—
Net realized gain on investments	—	—	(0.00	)(e)	(0.03)		—		—	(0.00	)(e)	(0.03)	—

Total distributions	(0.02)	(0.01)	(0.00	)(e)	(0.03)		(0.00	)(e)	(0.01)	(0.00	)(e)	(0.03)	—

Net Asset Value, End of Period	$9.71	$8.15	$5.95		$10.65		$9.65		$8.10	$5.92		$10.63	$9.98

Total Return (b)	19.50%	37.23%	(44.12)%		6.88%		19.19%		37.08%	(44.30)%		6.78%	(0.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$172,338	$149,621	$34,599		$62,680		$18,782		$17,883	$15,518		$33,064	$3,810
Ratios to average net assets:
Net expenses (a)(c)(d)	0.81%	0.81%	0.81%		0.81%		1.06%		1.06%	1.06%		1.06%	1.06%
Gross expenses (a)(d)	0.92%	1.05%	1.17%		1.06%		1.17%		1.33%	1.43%		1.46%	5.26%
Net investment income (loss) (a)(c)(d)	0.34%	0.60%	0.43%		0.01%		0.09%		0.46%	0.17%		(0.25)%	(0.10)%
Portfolio turnover rate	77%	72%	265%		307%		77%		72%	265%		307%	110%

*	For the period April 2, 2007 (commencement of operations – Initial Class Shares) through December 31, 2007.
**	For the period May 1, 2006 (commencement of operations – Service Class Shares) through December 31, 2006.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentage are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Sun Capital Global Real Estate Fund Initial Class Shares					Sun Capital Global Real Estate Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.23	$8.99	$18.24	$24.60	$18.80	$12.25	$9.77	$19.66	$26.23	$19.97

Income (Loss) from Investment Operations:
Net investment income (loss) (c)	0.34 †	0.32 †	0.18	0.66	0.81	0.34 †	0.32 †	0.18	0.40	0.64
Net realized and unrealized gain (loss) on investments	1.28	2.35	(7.53)	(3.70)	6.37	1.40	2.56	(8.22)	(3.71)	6.94

Total from Investment Operations	1.62	2.67	(7.35)	(3.04)	7.18	1.74	2.88	(8.04)	(3.31)	7.58

Less Distributions from:
Net investment income	(1.41)	(0.36)	(0.39)	(0.36)	(0.37)	(1.38)	(0.33)	(0.34)	(0.30)	(0.31)
Net realized gain on investments	—	(0.07)	(1.51)	(2.96)	(1.01)	—	(0.07)	(1.51)	(2.96)	(1.01)

Total distributions	(1.41)	(0.43)	(1.90)	(3.32)	(1.38)	(1.38)	(0.40)	(1.85)	(3.26)	(1.32)

Net Asset Value, End of Period	$11.44	$11.23	$8.99	$18.24	$24.60	$12.61	$12.25	$9.77	$19.66	$26.23

Total Return (a)	15.28%	30.09%	(44.73)%	(13.13)%	38.96%	14.94%	29.83%	(44.89)%	(13.34)%	38.64%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$111,981	$84,988	$45,841	$87,441	$121,197	$142,500	$138,929	$126,838	$173,065	$106,954
Ratios to average net assets:
Net expenses (b)(c)	1.10%	1.10%	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expenses (c)	1.11%	1.17%	1.23%	1.18%	1.19%	1.37%	1.43%	1.48%	1.43%	1.44%
Net investment income (loss) (b)(c)	3.07%	3.52%	1.28%	2.65%	3.08%	2.80%	3.33%	1.15%	2.82%	2.95%
Portfolio turnover rate	40%	110%	76%	25%	44%	40%	110%	76%	25%	44%

†	Based on average shares outstanding during the period.
(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(b)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Ibbotson Tactical Opportunities Fund		Sun Capital Investment Grade Bond Fund Initial Class Shares					Sun Capital Investment Grade Bond Fund Service Class Shares
	Year Ended December 31,		Years Ended December 31,					Years Ended December 31,
	2010*		2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.00		$9.06	$7.84	$9.48	$9.62	$9.72	$9.12	$7.90	$9.55	$9.69	$9.79

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.09	†	0.32 †	0.39 †	0.51	0.49	0.50	0.30 †	0.37 †	0.49	0.47	0.47
Net realized and unrealized gain (loss) on investments	0.43		0.37	1.23	(1.65)	(0.14)	0.00 (e)	0.38	1.23	(1.66)	(0.14)	0.01

Total from Investment Operations	0.52		0.69	1.62	(1.14)	0.35	0.50	0.68	1.60	(1.17)	0.33	0.48

Less Distributions from:
Net investment income	—		(0.33)	(0.39)	(0.50)	(0.49)	(0.47)	(0.31)	(0.37)	(0.48)	(0.47)	(0.45)
Net realized gain on investments	—		(0.03)	(0.01)	—	—	(0.11)	(0.03)	(0.01)	—	—	(0.11)
Capital	—		—	—	—	—	(0.02)	—	—	—	—	(0.02)

Total distributions	—		(0.36)	(0.40)	(0.50)	(0.49)	(0.60)	(0.34)	(0.38)	(0.48)	(0.47)	(0.58)

Net Asset Value, End of Period	$10.52		$9.39	$9.06	$7.84	$9.48	$9.62	$9.46	$9.12	$7.90	$9.55	$9.69

Total Return (b)	5.20%		7.67%	21.00%	(12.47)%	3.75%	5.39%	7.49%	20.58%	(12.67)%	3.51%	5.13%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$455,423		$245,190	$136,827	$35,941	$40,696	$45,186	$127,925	$64,213	$21,189	$25,460	$9,393
Ratios to average net assets:
Net expenses (a)(c)(d)	0.50	%(f)	0.73%	0.75%	0.75%	0.75%	0.75%	0.98%	1.00%	1.00%	1.00%	1.00%
Gross expenses (a)(d)	0.60	%(f)	0.73%	0.84%	1.06%	1.00%	1.06%	0.98%	1.10%	1.31%	1.24%	1.31%
Net investment income (loss) (a)(c)(d)	7.56	%(f)	3.47%	4.49%	5.70%	5.10%	5.14%	3.22%	4.25%	5.45%	4.89%	5.06%
Portfolio turnover rate	17	%(g)	90%	99%	30%	46%	55%	90%	99%	30%	46%	55%

*	For the period November 15, 2010 (commencement of operations) to December 31, 2010.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Sun Capital Money Market Fund Initial Class Shares							Sun Capital Money Market Fund Service Class Shares
	Years Ended December 31,							Years Ended December 31,
	2010		2009		2008	2007	2006	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Income (Loss) from Investment Operations:
Net investment income (loss) (c)	0.00	(d)†	0.00	(d)†	0.02	0.05	0.05	0.00	(d)†	0.00	(d)†	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.00	(d)	0.00	(d)	0.00 (d)	0.00 (d)	—	0.00	(d)	0.00	(d)	0.00 (d)	—	—

Total from Investment Operations	0.00	(d)	0.00	(d)	0.02	0.05	0.05	0.00	(d)	0.00	(d)	0.02	0.05	0.04

Less Distributions from:
Net investment income	0.00	(d)	(0.00	)(d)	(0.02)	(0.05)	(0.05)	—		(0.00	)(d)	(0.02)	(0.05)	(0.04)

Total distributions	0.00	(d)	(0.00	)(d)	(0.02)	(0.05)	(0.05)	—		(0.00	)(d)	(0.02)	(0.05)	(0.04)

Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return (a)	0.19%		0.25%		2.25%	4.87%	4.59%	0.00%		0.02%		2.00%	4.61%	4.33%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$67,785		$88,013		$150,416	$129,112	$120,164	$118,701		$116,282		$54,108	$1,740	$1,274
Ratios to average net assets:
Net expenses (b)(c)	0.03%		0.20%		0.50%	0.50%	0.50%	0.22%		0.38%		0.75%	0.75%	0.75%
Gross expenses (c)	0.66%		0.72%		0.81%	0.76%	0.77%	0.91%		0.94%		1.10%	1.00%	1.02%
Net investment income (loss) (b)(c)	0.19%		0.25%		2.19%	4.76%	4.51%	0.00%		0.01%		1.34%	4.50%	4.31%
Portfolio turnover rate	N/A		N/A		N/A	N/A	N/A	N/A		N/A		N/A	N/A	N/A

†	Based on average shares outstanding during the period.
(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(b)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(d)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC BlackRock Inflation Protected Bond Fund Initial Class Shares				SC BlackRock Inflation Protected Bond Fund Service Class Shares				SC Goldman Sachs Short Duration Fund Initial Class Shares			SC Goldman Sachs Short Duration Fund Service Class Shares
	Years Ended December 31,				Years Ended December 31,				Years Ended December 31,			Years Ended December 31,
	2010	2009	2008*		2010	2009	2008*		2010	2009	2008**	2010	2009	2008**
Net Asset Value, Beginning of Period	$10.34	$9.87	$10.00		$10.32	$9.87	$10.00		$10.23	$10.13	$10.00	$10.23	$10.13	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.14 †	0.24 †	(0.05)		0.12 †	0.21 †	(0.06)		0.14 †	0.19 †	0.16	0.11 †	0.17 †	0.14
Net realized and unrealized gain (loss) on investments	0.40	0.61	(0.05	)(c)	0.38	0.60	(0.04	)(c)	0.11	0.19	0.16	0.11	0.18	0.16

Total from Investment Operations	0.54	0.85	(0.10)		0.50	0.81	(0.10)		0.25	0.38	0.32	0.22	0.35	0.30

Less Distributions from:
Net investment income	(0.14)	(0.22)	(0.03)		(0.11)	(0.20)	(0.03)		(0.16)	(0.21)	(0.16)	(0.13)	(0.18)	(0.14)
Net realized gain on investments	(0.10)	(0.16)	—		(0.10)	(0.16)	—		(0.01)	(0.07)	(0.03)	(0.01)	(0.07)	(0.03)

Total distributions	(0.24)	(0.38)	(0.03)		(0.21)	(0.36)	(0.03)		(0.17)	(0.28)	(0.19)	(0.14)	(0.25)	(0.17)

Net Asset Value, End of Period	$10.64	$10.34	$9.87		$10.61	$10.32	$9.87		$10.31	$10.23	$10.13	$10.31	$10.23	$10.13

Total Return (b)	5.24%	8.72%	(0.95)%		4.91%	8.34%	(0.96)%		2.41%	3.78%	3.22%	2.16%	3.52%	3.00%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$217,591	$106,264	$8,311		$161,359	$78,839	$4,276		$1,004,464	$869,648	$54,602	$149,752	$107,329	$63,422
Ratio to average net assets:
Net expenses (a)(d)(e)	0.65%	0.65%	0.65%		0.90%	0.90%	0.90%		0.65%	0.65%	0.65%	0.90%	0.90%	0.90%
Gross expenses (a)(e)	0.66%	0.66%	0.68%		0.91%	0.91%	0.93%		0.65%	0.65%	0.68%	0.90%	0.90%	0.92%
Net investment income (loss) (a)(d)(e)	1.34%	2.33%	(4.63)%		1.09%	2.07%	(4.60)%		1.32%	1.82%	2.34%	1.05%	1.66%	1.95%
Portfolio turnover rate	388%	278%	85%		388%	278%	85%		122%	231%	333%	122%	231%	333%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
**	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC PIMCO High Yield Fund Initial Class Shares			SC PIMCO High Yield Fund Service Class Shares			SC PIMCO Total Return Fund Initial Class Shares				SC PIMCO Total Return Fund Service Class Shares
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,				Years Ended December 31,
	2010	2009	2008*	2010	2009	2008*	2010	2009	2008**		2010	2009	2008**
Net Asset Value, Beginning of Period	$9.46	$8.07	$10.00	$9.46	$8.07	$10.00	$11.04	$10.55	$10.00		$11.04	$10.55	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.72 †	0.75 †	0.53	0.70 †	0.72 †	0.51	0.22 †	0.27 †	0.03		0.19 †	0.24 †	0.02
Net realized and unrealized gain (loss) on investments	0.44	1.62	(1.85)	0.43	1.62	(1.85)	0.61	0.65	0.55		0.61	0.65	0.55

Total from Investment Operations	1.16	2.37	(1.32)	1.13	2.34	(1.34)	0.83	0.92	0.58		0.80	0.89	0.57

Less Distributions from:
Net investment income	(0.72)	(0.74)	(0.55)	(0.69)	(0.71)	(0.53)	(0.25)	(0.29)	(0.03)		(0.22)	(0.26)	(0.02)
Net realized gain on investments	(0.07)	(0.24)	(0.06)	(0.07)	(0.24)	(0.06)	(0.04)	(0.14)	(0.00	)(e)	(0.04)	(0.14)	(0.00	)(e)

Total distributions	(0.79)	(0.98)	(0.61)	(0.76)	(0.95)	(0.59)	(0.29)	(0.43)	(0.03)		(0.26)	(0.40)	(0.02)

Net Asset Value, End of Period	$9.83	$9.46	$8.07	$9.83	$9.46	$8.07	$11.58	$11.04	$10.55		$11.58	$11.04	$10.55

Total Return (b)	12.68%	30.67%	(13.74)%	12.40%	30.34%	(13.92)%	7.53%	8.89%	5.82%		7.27%	8.62%	5.76%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$140,327	$92,422	$3,134	$32,225	$24,680	$12,300	$273,150	$144,812	$13,823		$483,257	$243,743	$18,397
Ratio to average net assets:
Net expenses (a)(c)(d)	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%	0.65%	0.65%	0.65%		0.90%	0.90%	0.90%
Gross expenses (a)(d)	0.75%	0.75%	0.77%	1.00%	1.00%	1.03%	0.66%	0.66%	0.68%		0.91%	0.91%	0.93%
Net investment income (loss) (a)(c)(d)	7.42%	8.45%	6.74%	7.19%	8.19%	7.18%	1.93%	2.44%	1.19%		1.67%	2.15%	0.97%
Portfolio turnover rate	28%	190%	75%	28%	190%	75%	493%	496%	181%		493%	496%	181%

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Ibbotson Balanced Fund Initial Class Shares					SC Ibbotson Balanced Fund Service Class Shares					SC Ibbotson Conservative Fund Initial Class Shares					SC Ibbotson Conservative Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,					Years Ended December 31,					Years Ended December 31,
	2010	2009		2008*		2010	2009		2008*		2010	2009		2008*		2010	2009		2008*
Net Asset Value, Beginning of Period	$11.21	$9.07		$10.00		$11.20	$9.06		$10.00		$10.94	$9.19		$10.00		$10.94	$9.18		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.20 †	0.20	†	0.02		0.15 †	0.17	†	0.01		0.14 †	0.33	†	0.03		0.13 †	0.20	†	0.02
Net realized and unrealized gain (loss) on investments	1.15	1.97		(0.95	)(c)	1.16	1.97		(0.95	)(c)	0.94	1.45		(0.84	)(c)	0.92	1.56		(0.84	)(c)

Total from Investment Operations	1.35	2.17		(0.93)		1.31	2.14		(0.94)		1.08	1.78		(0.81)		1.05	1.76		(0.82)

Less Distributions from:
Net investment income	(0.13)	(0.03)		—		(0.10)	(0.00	)(h)	—		(0.16)	(0.03)		—		(0.13)	(0.00	)(h)	—
Net realized gain on investments	(0.06)	(0.00	)(h)	—		(0.06)	(0.00	)(h)	—		(0.07)	(0.00	)(h)	—		(0.07)	(0.00	)(h)	—

Total distributions	(0.19)	(0.03)		—		(0.16)	(0.00	)(h)	—		(0.23)	(0.03)		—		(0.20)	(0.00	)(h)	—

Net Asset Value, End of Period	$12.37	$11.21		$9.07		$12.35	$11.20		$9.06		$11.79	$10.94		$9.19		$11.79	$10.94		$9.18

Total Return (b)	12.18%	23.91%		(9.30)%		11.82%	23.65%		(9.40)%		9.92%	19.37%		(8.10)%		9.64%	19.22%		(8.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$1,687	$442		$56		$1,444,241	$566,276		$38,747		$5,053	$1,708		$46		$756,690	$364,790		$33,974
Ratio to average net assets:
Net expenses (a)(d)(e)(f)	0.20%	0.20%		0.20%		0.45%	0.45%		0.45%		0.20%	0.20%		0.20%		0.45%	0.45%		0.45%
Gross expenses (a)(e)(f)	0.21%	0.28%		16.72%		0.46%	0.52%		2.11%		0.21%	0.26%		17.09%		0.47%	0.53%		2.12%
Net investment income (loss) (a)(d)(e)(f)	1.75%	1.95%		0.88%		1.30%	1.69%		1.82%		1.27%	3.15%		1.15%		1.18%	2.01%		2.22%
Portfolio turnover rate (g)	27%	14%		0%		27%	14%		0%		16%	12%		1%		16%	12%		1%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.
(h)	Amount is less than $0.005.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Ibbotson Growth Fund Initial Class Shares					SC Ibbotson Growth Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2010	2009		2008*		2010	2009		2008*
Net Asset Value, Beginning of Period	$11.25	$8.87		$10.00		$11.24	$8.87		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.18 †	0.06	†	0.02		0.12 †	0.12	†	0.01
Net realized and unrealized gain (loss) on investments	1.34	2.35		(1.15	)(c)	1.38	2.25		(1.14	)(c)

Total from Investment Operations	1.52	2.41		(1.13)		1.50	2.37		(1.13)

Less Distributions from:
Net investment income	(0.18)	(0.03)		—		(0.15)	(0.00	)(h)	—
Net realized gain on investments	(0.12)	(0.00	)(h)	—		(0.12)	(0.00	)(h)	—

Total distributions	(0.30)	(0.03)		—		(0.27)	(0.00	)(h)	—

Net Asset Value, End of Period	$12.47	$11.25		$8.87		$12.47	$11.24		$8.87

Total Return (b)	13.80%	27.17%		(11.30)%		13.61%	26.75%		(11.30)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$1,616	$292		$92		$588,923	$448,441		$33,191
Ratio to average net assets:
Net expenses (a)(d)(e)(f)	0.20%	0.20%		0.20%		0.45%	0.45%		0.45%
Gross expenses (a)(e)(f)	0.22%	0.30%		14.32%		0.47%	0.53%		2.08%
Net investment income (loss) (a)(d)(e)(f)	1.54%	0.61%		1.20%		1.03%	1.18%		1.53%
Portfolio turnover rate (g)	38%	16%		7%		38%	16%		7%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.
(h)	Amount is less than $0.005.

NOTES TO FINANCIAL STATEMENTS	Sun Capital Advisers Trust

1. ORGANIZATION

Sun Capital Advisers Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Delaware statutory trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of twenty two funds (each referred to as a “Fund” and, collectively, as “the Funds”). Three of the Funds, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund, are affiliated “Fund-of-Funds”, which invest in other Funds of the Trust and in other mutual funds managed by MFS, an affiliate of the investment adviser to each Fund of the Trust, Sun Capital Advisers LLC (“Sun Capital”). The three Fund-of-Funds and each of the other Funds other than SC Ibbotson Tactical Opportunities Fund are offered to variable annuity and variable life insurance separate accounts established by affiliated insurance companies to fund variable annuity contracts and variable life insurance policies. SC Ibbotson Tactical Opportunities Fund, a Fund-of-exchange traded funds, is not available for investment by contract holders but serves exclusively as an investment option designed to implement a tactical strategy for the three Fund-of-Funds.

Each of the Funds is an open-end mutual fund under the 1940 Act. Each is classified as a diversified mutual fund except for the Sun Capital Global Real Estate Fund and SC BlackRock Inflation Protected Bond Fund, which are classified as non-diversified mutual funds. Each Fund, except for SC Ibbotson Tactical Opportunities Fund, offers Initial Class Shares and Service Class Shares. SC Ibbotson Tactical Opportunities Fund offers only Initial Class Shares. The Funds are:

SC AllianceBernstein International Value Fund (“AllianceBernstein International Value Fund”)

SC BlackRock International Index Fund (“BlackRock International Index Fund”)*

SC BlackRock Large Cap Index Fund (“BlackRock Large Cap Index Fund”)**,

formerly known as SC Oppenheimer Large Cap Core Fund

SC BlackRock Small Cap Index Fund (“BlackRock Small Cap Index Fund”)**,

formerly known as SC Oppenheimer Main Street Small Cap Fund

SC Goldman Sachs Mid Cap Value Fund (“Goldman Sachs Mid Cap Value Fund”)

SC Columbia Small Cap Value Fund (“Columbia Small Cap Value Fund”)

formerly known as SC Dreman Small Cap Value Fund

SC Davis Venture Value Fund (“Davis Venture Value Fund”)

SC Invesco Small Cap Growth Fund (“Invesco Small Cap Growth Fund”)

formerly known as SC AIM Small Cap Growth Fund

SC Lord Abbett Growth & Income Fund (“Lord Abbett Growth & Income Fund”)

SC WMC Blue Chip Mid Cap Fund (“WMC Blue Chip Mid Cap Fund”)

SC WMC Large Cap Growth Fund (“WMC Large Cap Growth Fund”)

Sun Capital Global Real Estate Fund (“Global Real Estate Fund”)

SC Ibbotson Tactical Opportunities Fund (“Ibbotson Tactical Opportunities Fund”)*

Sun Capital Investment Grade Bond Fund (“Investment Grade Bond Fund”)

Sun Capital Money Market Fund (“Money Market Fund”)

SC BlackRock Inflation Protected Bond Fund (“BlackRock Inflation Protected Bond Fund”)

SC Goldman Sachs Short Duration Fund (“Goldman Sachs Short Duration Fund”)

SC PIMCO High Yield Fund (“PIMCO High Yield Fund”)

SC PIMCO Total Return Fund (“PIMCO Total Return Fund”)

SC Ibbotson Balanced Fund (“Ibbotson Balanced Fund”)

SC Ibbotson Conservative Fund (“Ibbotson Conservative Fund”),

formerly known as SC Ibbotson Moderate Fund

SC Ibbotson Growth Fund (“Ibbotson Growth Fund”)

*	The BlackRock International Index Fund and Ibbotson Tactical Opportunities Fund commenced operations on November 15, 2010.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

**	On November 15, 2010, BlackRock Investment Management, LLC replaced OppenheimerFunds, Inc. as subadviser to the SC Oppenheimer Large Cap Core Fund and SC Oppenheimer Main Street Small Cap Fund. The Funds were renamed SC BlackRock Large Cap Index Fund and SC BlackRock Small Cap Index Fund, respectively. In connection with these changes, each of the Funds changed its investment goal and investment strategy from an active to a passive management approach, and will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Standard & Poor’s 500 Index and the Russell 2000 Index, respectively.

Each Fund-of-Funds seeks to achieve its objective by investing in a portfolio of underlying affiliated funds (“underlying funds”) which, in turn, may invest in a variety of U.S. and foreign equity, fixed income, money market and derivative instruments. The Funds-of-Funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the Funds-of-Funds, within their principal investment strategies, may represent a significant portion of the underlying funds’ net assets. Each Fund-of-Funds’ “Portfolio of Investments” lists the underlying funds held as an investment of the Fund-of-Funds as of period end, but does not include the holdings of the underlying funds. A complete list of the holdings of each underlying fund, as well as the financial statements of each underlying fund, each as of December 31, 2010, are available at the SEC’s website at www.sec.gov if not already provided in this report under the name of the underlying fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

a) Determination of Net Asset Value

The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business (a valuation day). If the New York Stock Exchange closes early for any reason, each Fund will accelerate the determination of its NAV to that earlier time.

b) Valuation of Investments

Valuation techniques of the Funds’ major categories of assets and liabilities are as follows:

Investments in securities and option contracts listed on the National Association of Securities Dealers Automation Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price on the day of valuation. Securities and option contracts listed on any other U.S. or foreign exchanges are valued at the last sale price on the exchange or system in which they are principally traded on the valuation date, or if no sales occurred on that day, at the mean between the closing bid and asked prices. Over-the-counter (OTC) equity securities not quoted on the NASDAQ are valued at the last sale price on the valuation day, or, if no sale occurs, at the mean between the last bid and asked prices. If both bid and asked prices are not available on the valuation day, the last bid price is used to value securities and purchased option contracts and the last asked price is used to value written option contracts. Debt securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and adjusted credit default swap spreads. The fair value of asset backed and mortgage backed securities is estimated using models that consider the future cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

the unique attributes of the tranche. U.S. Government and agency securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Short-term securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in open end mutual funds and underlying funds are valued at their daily closing net asset value per share as reported by the investment company. Securities for which current market quotations are not readily available or are considered unreliable are stated at fair value as determined in good faith by an Internal Pricing Committee under the oversight of the Board of Trustees.

The close of foreign exchanges before the determination of each Fund’s NAV gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign exchanges close but before the Funds determine their NAVs. In consideration of this, the Board of Trustees has approved an independent pricing vendor to facilitate the fair value process of equity securities traded on particular foreign exchanges. The independent pricing service considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, futures, exchange-traded funds, and the movements of certain indexes of securities based on a statistical analysis of the historical relationship. The frequency with which this fair value process is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under this fair value process may differ from published prices for the same securities.

Exchange traded futures and certain options on futures contracts are valued at the settlement price determined by the relevant exchange. Swap contracts and OTC options and swaptions are valued daily based upon quotations from an independent pricing vendor. Depending on the product and the terms of the transaction, the fair value of the OTC derivatives can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies used do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

U.S. GAAP defines the fair value of a financial instrument as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with U.S. GAAP, the Funds have categorized their financial instruments, based on priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Funds utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. If the inputs used to measure fair value for a security fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The three-tier hierarchy of fair value measurements is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets or liabilities

The types of assets and liabilities utilizing Level 1 valuations generally include exchange traded domestic and certain foreign equities, listed derivatives (such as warrants, rights, futures, options), investments in publicly-traded mutual funds, including exchange-traded funds (“ETF”), with quoted market prices and certain over the counter actively traded U.S. Treasury securities.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Level 2 – significant other observable inputs, including:

a)	Quoted prices for identical or similar assets or liabilities in active and non-active markets,

b)	Inputs other than quoted market prices that are observable, and

c)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

The types of assets and liabilities utilizing Level 2 valuations generally include debt securities such as U.S. Government Agency obligations, municipal bonds, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, corporate debt obligations, loan assignments and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, foreign forward currency exchange contracts and equity-linked securities; and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their NAVs.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of assets or liabilities)

Generally, the types of assets and liabilities utilizing Level 3 valuations are securities whose trading has been suspended or which has been de-listed from its primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions about the assumptions a market participant would use.

The tables summarizing the inputs used to value the Fund’s assets and liabilities measured at fair value as of December 31, 2010 and transfers among levels, if any, are incorporated within each Fund’s Portfolio of Investments. During the year ended December 31, 2010, there were no significant changes to valuation techniques described above and the related inputs. There were no significant transfers between Levels 1 and 2 during the year ended December 31, 2010.

c) Investment Transactions and Income

Investment security transactions are accounted for as of trade date. Dividend income from securities and dividend and capital gain distributions from affiliated underlying funds are recorded on the ex-dividend date (net of foreign withholding taxes, as applicable). Non-cash dividends included in income, if any, are recorded at fair market value of securities received. Interest income is recorded on the accrual basis (net of foreign withholding taxes, as applicable). Discounts and premiums on debt securities are amortized using the interest method.

Upon notification from issuers some dividend income received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investment and/or realized gain. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes. Investment income, realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets to both classes of shares.

d) Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated among the affected Funds on the basis of relative net assets. Expenses directly attributable to a particular share class of a Fund are charged directly to such class. All other expenses are borne pro rata on the basis of relative net assets by all classes of shares.

e) Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

dollars at the prevailing exchange rate on the respective dates of transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and assets and liabilities in foreign currencies. Net realized gains and losses on foreign currency transactions include disposition of foreign currencies, net gains or losses from assets or liabilities denominated in foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

f) New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update that will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the new requirements will have on the Funds’ financial statement disclosures.

3. SECURITIES AND OTHER INVESTMENTS

a) Mortgage Dollar Roll Transactions

Certain funds may enter into mortgage dollar roll (“MDR”) transactions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of mortgage-backed securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price on a specified future date. The Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. A Fund will only enter into “covered” rolls. A “covered” roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. As of December 31, 2010, only Investment Grade Bond Fund had open MDR transactions.

b) Real Estate Investment Trusts

Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Each Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Certain risks may arise when investing in REITs. Although Global Real Estate Fund does not invest directly in real estate, it does invest primarily in real estate equity securities and does concentrate its investments in the real

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Each of the other Funds that may invest in REITs may, to a lesser degree, be subject to these risks. Risks associated with the real estate industry may include risks resulting from future economic, political and environmental conditions.

c) Repurchase Agreements

The Funds may invest in repurchase agreements. In a repurchase agreement, a Fund buys a security (“collateral”) for a relatively short period (usually not more than 7 days) subject to the obligation to sell the security back to the repurchase agreement counterparty at a fixed time and price plus accrued interest. Securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian. The value of the collateral must at least equal 102% of the principal amount of the repurchase transaction, until the agreement matures. The value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default. As of December 31, 2010, Columbia Small Cap Value Fund, Invesco Small Cap Growth Fund, WMC Blue Chip Mid Cap Fund, WMC Large Cap Growth Fund, Ibbotson Balanced Fund, Ibbotson Conservative Fund and Ibbotson Growth Fund had open repurchase agreements as listed on each Fund’s Portfolio of Investments.

d) When Issued Securities and Forward Commitments

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. If the counterparty to the purchase transaction fails to deliver the securities, the Fund is at risk to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date, and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transactions. Unsettled sales commitments are valued at the current market value of the underlying security and marked to market daily on the Fund’s Statement of Assets and Liabilities. As of December 31, 2010, only PIMCO Total Return Fund had outstanding forward sales contracts as listed on the Fund’s Portfolio of Investments.

e) Treasury Inflation-Protected Securities

Certain Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to reflect changes in inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation are reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government. At December 31, 2010, Investment Grade Bond Fund, BlackRock Inflation Protected Bond Fund, Goldman Sachs Short Duration Fund and PIMCO Total Return Fund held TIPS as listed on each Fund’s Portfolio of Investments.

f) Equity Linked Securities

Certain Funds may invest in equity-linked securities which are privately issued securities with investment results that are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

direct investments by foreigners. To the extent that the Funds invest in equity-linked securities having returns that correspond to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. At December 31, 2010, only AllianceBernstein International Value Fund held equity-linked securities as listed on the Fund’s Portfolio of Investments.

g) Loan Participations and Assignments

Certain Funds may invest in senior loans in the form of participations (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with a financial intermediary.

Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with terms of the loan agreement. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. As of December 31, 2010, only PIMCO High Yield Fund had open senior loan assignments as listed on the Fund’s Portfolio of Investments.

h) Exchange Traded Funds

The Ibbotson Tactical Opportunities Fund (“the Tactical Fund”) invests substantially all of its assets in ETFs. ETFs are investment companies, the shares of which are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold at market price throughout the trading day. The market price of an underlying ETF may be different from the net asset value of such underlying ETF (i.e., an underlying ETF may trade at a discount or premium to its net asset value). The Fund’s assets may be invested in a variety of equity and fixed income ETFs. Because the Fund’s investments are focused in these underlying ETFs, the Fund’s net asset value and investment performance are directly related to the performance and risk of the underlying ETFs and the equity and bond markets in which those ETFs invest. Underlying ETFs also may change their investment objectives or policies without the approval of the Fund, causing the Fund to withdraw its investment from the underlying ETF at a time and price that is unfavorable to the Fund.

As a result of the Fund’s investment in underlying ETFs, it will indirectly bear fees and expenses charged by the underlying ETFs, in addition to the Fund’s direct fees and expenses. Therefore, the cost of investing in the Tactical Fund may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds.

4. PRINCIPAL INVESTMENT RISKS

In the normal course of pursuing their investment objectives, the Funds may trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market or equity risk), failure of the other party to a transaction to perform or a decline in credit quality of the issuer (counterparty and credit risk), fluctuations in the value of foreign currencies (foreign currency exchange risk) and unfavorable changes in interest rates (interest rate risk). The potential loss due to any of these risks could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets which potentially expose the Funds to credit risk consist principally of cash due from counterparties and investments. In addition, investing in foreign markets may also involve special risks and considerations not typically associated with investing in the U.S. such as high rates of inflation, repatriation restrictions on income and capital, and adverse political and

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Counterparty risk, the type of credit risk associated with a default by an institution or other entity with which the Funds have unsettled or open transactions, is managed through evaluation of each counterparty prior to entering into transactions with them. Transactions in listed securities are generally settled/paid for upon delivery using approved counterparties. The risk of loss would generally be considered low as the trades will fail if either party fails to meet its obligation.

The Funds may be subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Funds attempt to reduce exposure to counterparty credit risk by entering into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties for certain OTC derivative and foreign exchange contract transactions. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Early termination could be detrimental to the Funds.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on the Funds’ objectives and strategies for using derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations, and cash flows. The derivative instruments outstanding as of December 31, 2010, as disclosed in the notes to each applicable Fund’s Portfolio of Investments, and the amount of realized and unrealized gains and losses on derivative instruments during the year ended December 31, 2010, as disclosed in each Fund’s Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

The following is a summary of the fair valuations of the Funds’ financial derivative instruments (not accounted for as hedging instruments under U.S. GAAP) categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Asset Derivatives
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
BlackRock International Index Fund	Futures Contracts(a)	$—	$—	$—	$19,576	$19,576

	Total Value	$—	$—	$—	$19,576	$19,576

BlackRock Large Cap Index Fund	Futures Contracts(a)	$—	$—	$—	$54,766	$54,766

	Total Value	$—	$—	$—	$54,766	$54,766

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Asset Derivatives
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
BlackRock Small Cap Index Fund	Futures Contracts(a)	$—	$—	$—	$49,218	$49,218

	Total Value	$—	$—	$—	$49,218	$49,218

BlackRock Inflation Protected Bond	Futures Contracts(a)	$18,750	$—	$—	$—	$18,750
	Swap Contracts(b)	117,132	—	—	—	117,132

	Total Value	$135,882	$—	$—	$—	$135,882

Goldman Sachs Short Duration Fund	Futures Contracts(a)	$923,499	$—	$—	$—	$923,499

	Total Value	$923,499	$—	$—	$—	$923,499

PIMCO High Yield	Forward Foreign Currency Exchange Contracts(c)	$—	$231,914	$—	$—	$231,914
	Futures Contracts(a)	242,475	—	—	—	242,475
	Swap Contracts(b)	—	—	278,084	—	278,084

	Total Value	$242,475	$231,914	$278,084	$—	$752,473

PIMCO Total Return	Forward Foreign Currency Exchange Contracts(c)	$—	1,494,454	—	—	$1,494,454
	Futures Contracts(a)	224,025	—	—	—	224,025
	Swap Contracts(b)	119,702	—	1,265,034	—	1,384,736

	Total Value	$343,727	$1,494,454	$1,265,034	$—	$3,103,215

(a)	Statement of Assets and Liabilities location: Variation margin receivable or payable, as applicable. Amount includes cumulative appreciation (depreciation) on futures as presented in each Fund’s Portfolio of Investments.
(b)	Statement of Assets and Liabilities location: Unrealized appreciation on swaps.
(c)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

	Liability Derivatives
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
AllianceBernstein International Value	Futures Contracts(a)	$—	$—	$—	$(6,600)	$(6,600)

	Total Value	$—	$—	$—	$(6,600)	$(6,600)

BlackRock International Index Fund	Futures Contracts(a)	$—	$—	$—	$(3,700)	$(3,700)

	Total Value	$—	$—	$—	$(3,700)	$(3,700)

Goldman Sachs Mid Cap Value	Futures Contracts(a)	$—	$—	$—	$(5,922)	$(5,922)

	Total Value	$—	$—	$—	$(5,922)	$(5,922)

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Liability Derivatives
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
BlackRock Inflation Protected Bond	Forward Foreign Currency Exchange Contracts(b)	$—	$(638,947)	$—	$—	$(638,947)
	Futures Contracts(a)	(454,959)	—	—	—	(454,959)
	Swap Contracts(c)	(702,330)	—	—	—	(702,330)
	Written Option Contracts(d)	(1,271,483)	—	—	—	(1,271,483)

	Total Value	$(2,428,772)	$(638,947)	$—	$—	$(3,067,719)

Goldman Sachs Short Duration	Futures Contracts(a)	$(866,125)	$—	$—	$—	$(866,125)

	Total Value	$(866,125)	$—	$—	$—	$(866,125)

PIMCO High Yield	Forward Foreign Currency Exchange Contracts(b)	$—	$(34,765)	$—	$—	$(34,765)

	Total Value	$—	$(34,765)	$—	$—	$(34,765)

PIMCO Total Return	Forward Foreign Currency Exchange Contracts(b)	$—	$(423,073)	$—	$—	$(423,073)
	Futures Contracts(a)	(904,781)	—	—	—	(904,781)
	Swap Contracts(c)	(168,922)	—	(73,800)	—	(242,722)
	Written Option Contracts(d)	(2,816,203)	—	—	—	(2,816,203)

	Total Value	$(3,889,906)	$(423,073)	$(73,800)	$—	$(4,386,779)

(a)	Statement of Assets and Liabilities location: Variation margin receivable or payable, as applicable. Amount includes cumulative appreciation (depreciation) on futures, as applicable, as presented in each Fund’s Portfolio of Investments.
(b)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(c)	Statement of Assets and Liabilities location: Unrealized depreciation on swaps.
(d)	Statement of Assets and Liabilities location: Options written.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2010:

	Realized Gain (Loss)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
AllianceBernstein International Value	Futures Contracts(a)	$—	$—	$—	$54,039	$54,039

	Total Value	$—	$—	$—	$54,039	$54,039

BlackRock International Index Fund	Futures Contracts(a)	$—	$—	$—	$16,418	$16,418

	Total Value	$—	$—	$—	$16,418	$16,418

BlackRock Large Cap Index Fund	Futures Contracts(a)	$—	$—	$—	$133,245	$133,245

	Total Value	$—	$—	$—	$133,245	$133,245

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Realized Gain (Loss)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
BlackRock Small Cap Index Fund	Futures Contracts(a)	$—	$—	$—	$222,369	$222,369

	Total Value	$—	$—	$—	$222,369	$222,369

Goldman Sachs Mid Cap Value	Futures Contracts(a)	$—	$—	$—	$1,502,752	$1,502,752

	Total Value	$—	$—	$—	$1,502,752	$1,502,752

BlackRock Inflation Protected Bond	Forward Foreign Currency Exchange Contracts(b)	$—	$(413,265)	$—	$—	$(413,265)
	Futures Contracts(a)	355,675	—	—	—	355,675
	Purchased Option Contracts(c)	314,737	—	—	—	314,737
	Swap Contracts(d)	3,122,485	—	—	—	3,122,485
	Written Option Contracts(e)	495,905	—	—	—	495,905

	Total Value	$4,288,802	$(413,265)	$—	$—	$3,875,537

Goldman Sachs Short Duration	Futures Contracts(a)	$3,134,455	$—	$—	$—	$3,134,455

	Total Value	$3,134,455	$—	$—	$—	$3,134,455

PIMCO High Yield	Futures Contracts(a)	$554,788	$—	$—	$—	$554,788
	Forward Foreign Currency Exchange Contracts(b)	—	(34,956)	—	—	(34,956)
	Swap Contracts(d)	—	—	838,976	—	838,976
	Written Option Contracts(e)	236,692	—	—	—	236,692

	Total Value	$791,480	$(34,956)	$838,976	$—	$1,595,500

PIMCO Total Return	Futures and Options on Futures Contracts(a)	$12,340,195	$—	$—	$—	$12,340,195
	Forward Foreign Currency Exchange Contracts(b)	—	1,194,979	—	—	1,194,979
	Swap Contracts(d)	(1,074,514)	—	1,079,778	—	5,264
	Written Option Contracts(e)	2,225,660	124,030	15,200	—	2,364,890

	Total Value	$13,491,341	$1,319,009	$1,094,978	$—	$15,905,328

(a)	Statement of Operations location: Net realized gain (loss) from: Futures and options on futures, as applicable.
(b)	Statement of Operations location: Net realized gain (loss) from: Foreign currency related transactions (Statement of Operations includes both forward foreign currency exchange contracts and foreign currency transactions).
(c)	Statement of Operations location: Net realized gain (loss) from: Investments.
(d)	Statement of Operations location: Net realized gain (loss) from: Swaps.
(e)	Statement of Operations location: Net realized gain (loss) from: Written options.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Change in Unrealized Appreciation (Depreciation)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
AllianceBernstein International Value	Futures Contracts(a)	$—	$—	$—	$(48,444)	$(48,444)

	Total Value	$—	$—	$—	$(48,444)	$(48,444)

BlackRock International Index Fund	Futures Contracts(a)	$—	$—	$—	$15,876	$15,876

	Total Value	$—	$—	$—	$15,876	$15,876

BlackRock Large Cap Index Fund	Futures Contracts(a)	$—	$—	$—	$54,766	$54,766

	Total Value	$—	$—	$—	$54,766	$54,766

BlackRock Small Cap Index Fund	Futures Contracts(a)	$—	$—	$—	$49,218	$49,218

	Total Value	$—	$—	$—	$49,218	$49,218

Goldman Sachs Mid Cap Value	Futures Contracts(a)	$—	$—	$—	$(92,106)	$(92,106)

	Total Value	$—	$—	$—	$(92,106)	$(92,106)

BlackRock Inflation Protected Bond	Forward Foreign Currency Exchange Contracts(b)	$—	$(619,969)	$—	$—	$(619,969)
	Futures Contracts(a)	(688,429)	—	—	—	(688,429)
	Purchased Option Contracts(c)	(80,177)	—	—	—	(80,177)
	Swap Contracts(d)	(602,820)	—	—	—	(602,820)
	Written Option Contracts(e)	(35,863)	—	—	—	(35,863)

	Total Value	$(1,407,289)	$(619,969)	$—	$—	$(2,027,258)

Goldman Sachs Short Duration	Futures Contracts(a)	$(885,020)	$—	$—	$—	$(885,020)

	Total Value	$(885,020)	$—	$—	$—	$(885,020)

PIMCO High Yield	Forward Foreign Currency Exchange Contracts(b)	$—	$43,282	$—	$—	$43,282
	Futures Contracts(a)	(146,001)	—	—	—	(146,001)
	Swap Contracts(d)	—	—	(711,348)	—	(711,348)
	Written Option Contracts(e)	(76,399)	—	—	—	(76,399)

	Total Value	$(222,400)	$43,282	$(711,348)	$—	$(890,466)

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Change in Unrealized Appreciation (Depreciation)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
PIMCO Total Return	Forward Foreign Currency Exchange Contracts(b)	$—	$824,295	$—	$—	$824,295
	Futures and Options on Futures Contracts(a)	(350,133)	—	—	—	(350,133)
	Swap Contracts(d)	(20,766)	—	1,189,975	—	1,169,209
	Written Option Contracts(e)	(909,592)	2,310	—	—	(907,282)

	Total Value	$(1,280,491)	$826,605	$1,189,975	$—	$736,089

(a)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Futures and options on futures, as applicable.
(b)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Assets and liabilities in foreign currencies (Statement of Operations includes both forward foreign currency exchange contracts and foreign currency transactions).
(c)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Investments.
(d)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Swaps.
(e)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Written options.

a) Swap Agreements

Certain Funds may invest in swap agreements. Swap agreements are privately negotiated contracts between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency and interest rate risks. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The amount of collateral posted or received by a Fund, as noted on each applicable Fund’s Portfolio of Investments, is generally subject to certain minimum requirements as determined between the Fund and each counterparty.

The value of the swap is adjusted daily based upon quotations from an independent pricing vendor and is recorded as unrealized appreciation or depreciation on the Fund’s Statement of Assets and Liabilities. Upfront swap premium payments paid or received by the Fund, if any, are recorded as such on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap contract to compensate for differences between stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap contract. Under the terms of the swap contracts, the Fund receives or makes net periodic payments which are included as part of realized gains or losses on the Fund’s Statement of Operations. Liquidation payments received or made upon termination of the swap contract are recorded as realized gain or loss in the Fund’s Statement of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Operations. Swap agreements are also subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

agreements or reduce its exposure through offsetting transactions. Swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty.

The Funds may enter into certain interest rate, total return and credit default swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level, which may result in a payment by the Funds for those swaps in a net liability position.

(i) Credit Default Swap Agreements

Certain Funds may enter into credit default swap agreements. A Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, to provide comparable exposure to fixed income securities that might not be available in primary markets, to add leverage to the portfolio, or to hedge the risk of default on other securities held by the Fund. A credit default swap is a contract between a buyer and a seller of protection against a predefined credit event. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of certain third party debt obligations to the counterparty in the event of a credit event (generally including the occurrence of a bankruptcy, failure to make payments in respect of debt obligations, or debt restructurings) in respect of such third party, such as a U.S. or foreign corporate issuer. Such a payment would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities or to take a view as to the likelihood of default of debt securities. This would involve the risk that the contract may expire worthless if a credit event does not occur during the term of the transaction. It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a credit event.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate and sovereign issues to provide a measure of protection against credit events in respect of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of the occurrence of a credit event in respect of a particular issuer.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of certain credit events in respect of or default of all or part of the referenced entities comprising the credit index. A credit index is a list or a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Index credit default swaps that reference asset-backed or mortgage-backed instruments may require payments in the event of a write-down, principal or interest shortfall in respect of the underlying instruments. Index credit default swaps that reference corporate entities or instruments generally include the same credit events that would be contained in a single-name credit default swap on the relevant corporate entity or instruments. An index credit default swap references all the entities in the index, and if there is a credit event, the credit event is settled based on that entity’s weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to buy many individual credit default swaps to achieve a similar effect.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010 for which a Fund is the seller of protection are disclosed in each Fund’s Portfolio of Investments. At December 31, 2010, PIMCO High Yield Fund and PIMCO Total Return Fund had open credit default swap contracts and were the sellers of protection. As disclosed in the notes to the PIMCO High Yield Fund’s Portfolio of Investments and PIMCO Total Return Fund’s Portfolio of Investments, the aggregate market values of credit default swap contracts in net liability positions where each Fund is a seller of protection as of December 31, 2010 were $(4,446) and $(324,625), respectively. If a defined credit event had occurred as of December 31, 2010, the swaps’ credit-risk-contingent features would have been triggered and PIMCO High Yield Fund and PIMCO Total Return Fund would have been required to pay $300,000 and $34,700,000, respectively, representing 0.2% and 4.6%, respectively, of each Fund’s net assets on December 31, 2010 to settle these swaps. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

(ii) Interest Rate Swap Agreements

Certain Funds may enter into interest rate swap agreements to manage the interest rate risk inherent in the Fund’s underlying investments such as fixed rate bonds. The value of these bonds may decrease if interest rates rise. In an interest rate swap, the Fund would agree to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap.

As of December 31, 2010, BlackRock Inflation Protected Bond Fund and PIMCO Total Return Fund had open interest rate swap agreements as listed on each Fund’s Portfolio of Investments.

(iii) Total Return Swap Agreements

Certain Funds may enter into total return swap agreements to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

As of December 31, 2010, only BlackRock Inflation Protected Bond Fund had outstanding total return swap agreements as listed on the Fund’s Portfolio of Investments.

b) Forward Foreign Currency Exchange and Spot Contracts

Certain Funds may engage in forward foreign currency exchange and spot contracts in an effort to enhance total return, to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. Forward foreign currency exchange contracts are agreements to purchase or sell a specified currency on a specified future date at a price set at the time of the contract. The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Funds may segregate liquid assets to cover their obligations under these contracts.

The value of forward foreign currency exchange contracts is translated into U.S. dollars. The change in market values of forward foreign currency exchange contracts is recorded as unrealized appreciation (depreciation) on assets and liabilities in foreign currencies on the Fund’s Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss from foreign currency related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed which is included in realized gain/(loss) on foreign currency related transactions on the Fund’s Statement of Operations.

As of December 31, 2010, BlackRock Inflation Protected Bond Fund, PIMCO High Yield Fund and PIMCO Total Return Fund had open forward foreign currency exchange contracts as listed on each Fund’s Portfolio of Investments.

c) Futures

Certain Funds may enter into futures contracts. A Fund may enter into futures contracts as a hedge against changes in interest rates or securities prices, for duration management, and return enhancement purposes. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse, regulated and approved by the Commodity Futures Trading Commission, in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (the “settlement date”). Certain risks may arise upon entering into futures contracts, including the risk that an illiquid commodity market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. The Funds segregate liquid assets or engage in other appropriate measures to cover their obligations under these contracts, as noted on each applicable Fund’s Portfolio of Investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) made or received by the Fund are dependent upon the daily fluctuations in the value of the underlying security and are recorded as unrealized gains or losses in the Fund’s Statement of Operations. The value of futures contracts will be the sum of the initial margin plus or minus the difference between the value of the futures contract on the valuation date and the value on the date the futures contract is originated. Futures contracts involve, to a varying degree, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

As of December 31, 2010, AllianceBerstein International Value Fund, BlackRock International Index Fund, BlackRock Large Cap Index Fund, BlackRock Small Cap Index Fund, Goldman Sachs Mid Cap Value Fund, BlackRock Inflation Protected Bond Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund and PIMCO Total Return Fund had open futures contracts as listed on each Fund’s Portfolio of Investments.

d) Options

Certain Funds may enter into call and put option contracts on 1) securities, futures, commodities, currencies or swaps (“swaptions”) it owns or in which it may invest, 2) forward volatility agreements and 3) inflation floors. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio investments; as a temporary substitute for purchasing or selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; or to enhance total return. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (a “call option”), or sell to (a “put option”) the writer a designated instrument at a specified price

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

within a specified period of time. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instruments. Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon swap agreement at any time before or upon the expiration of the option. Certain options will require cash settlement by the Fund if the option is exercised. The purpose of an inflation cap is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. A forward volatility agreement hedges against the amount of volatility of an underlying instrument’s value, rate, or movement of a related index.

Certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. If a Fund writes a put option, it accepts the risk of a decline in the value of the underlying security below the exercise price. OTC options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Funds may segregate liquid assets to cover their obligations under option contracts.

The Fund pays a premium as cost for a purchased put or call option, which is disclosed in the Fund’s Portfolio of Investments and subsequently marked to market to reflect the current value of the option. When a Fund writes an inflation cap and a call or put option, an amount equal to the premium received is recorded as a liability on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Certain forward volatility agreements may be written with premiums on the underlying instruments to be determined on a future date, based upon implied volatility parameters at specified terms. Realized gain or loss is recognized on the Fund’s Statement of Operations when the option contract expires or is closed.

As of December 31, 2010, BlackRock Inflation Protected Bond Fund and PIMCO Total Return Fund had open written option, swaption, forward volatility, and inflation floor contracts as listed on each Fund’s Portfolio of Investments.

Transactions in all types of options written during the year ended December 31, 2010 were as follows:

BlackRock Inflation Protected Bond Fund	Number of Contracts	Swaptions Notional Par	Premium Amount
Beginning of period	270	$6,600,000	$391,727
Written	270	41,600,000	1,474,151
Bought back	(448)	(5,100,000)	(169,618)
Expired	(92)	(11,700,000)	(413,870)
Exercised	—	—	—

End of period	—	$31,400,000	$1,282,390

PIMCO High Yield Fund	Number of Contracts	Swaptions Notional Par	Premium Amount
Beginning of period	8	$26,100,000	$236,692
Written	—	—	—
Bought back	(8)	(16,100,000)	(149,307)
Expired	—	(10,000,000)	(87,385)
Exercised	—	—	—

End of period	—	$—	$—

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

PIMCO Total Return Fund	Number of Contracts	Swaptions Notional Par	Premium Amount
Beginning of period	2,200,314	$87,900,000	$997,851
Written	13,101,123	415,400,000	3,515,884
Bought back	(2,200,496)	(107,300,000)	(1,119,178)
Expired	(13,100,551)	(205,300,000)	(1,515,126)
Exercised	(22)	—	—

End of period	368	$190,700,000	$1,879,431

6. INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

a) Investment Advisory Agreement

Sun Capital (the “Adviser”) is the investment adviser to each of the Funds under separate investment advisory or investment advisory and management agreements with the Trust. The Adviser is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada U.S. Operations Holdings, Inc. (“Sun Life U.S. Ops Holdco”), a holding company. Sun Life Financial Inc. (“Sun Life Financial”), a publicly traded holding company, is the ultimate parent of Sun Life U.S. Ops Holdco and the Adviser. The Adviser, at its own cost, has retained AllianceBernstein L.P., as subadviser for the AllianceBernstein International Value Fund; BlackRock Investment Management, LLC, as subadviser for the BlackRock International Index Fund, BlackRock Large Cap Index Fund and BlackRock Small Cap Index Fund; BlackRock Financial Management, Inc., as subadviser for the BlackRock Inflation Protected Bond Fund; Goldman Sachs Asset Management, L.P., as subadviser for the Goldman Sachs Mid Cap Value Fund and the Goldman Sachs Short Duration Fund; Columbia Management Investment Advisers, LLC, as subadviser for the Columbia Small Cap Value Fund; Davis Selected Advisers, L.P., as subadviser for the Davis Venture Value Fund; Invesco Advisers, Inc., as subadviser for Invesco Small Cap Growth Fund; Lord, Abbett & Co. LLC, as subadviser for the Lord Abbett Growth & Income Fund; Wellington Management Company, LLP, as subadviser for the WMC Blue Chip Mid Cap Fund and WMC Large Cap Growth Fund; Ibbotson Associates, Inc., as subadviser for the Ibbotson Tactical Opportunities Fund, Ibbotson Balanced Fund, Ibbotson Conservative Fund, and Ibbotson Growth Fund; and Pacific Investment Management Company LLC, as subadviser for PIMCO High Yield Fund and PIMCO Total Return Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreements, the following sixteen Funds pay an investment advisory fee monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

Fund	Asset Level	Fee
AllianceBernstein International Value	All	0.63%

BlackRock International Index	$0-$500 million over $500 million	0.40% 0.375%

BlackRock Large Cap Index*	$0-$500 million over $500 million	0.35% 0.325%

BlackRock Small Cap Index**	$0-$500 million over $500 million	0.375% 0.35%

Columbia Small Cap Value	$0-$250 million over $250 million	0.90% 0.85%

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Fund	Asset Level	Fee
Davis Venture Value	$0-$500 million over $500 million	0.75% 0.70%

Invesco Small Cap Growth	$0-$250 million over $250 million	0.95% 0.90%

WMC Blue Chip Mid Cap	$0-$300 million over $300 million	0.80% 0.75%

WMC Large Cap Growth	$0-$750 million over $750 million	0.75% 0.70%

Global Real Estate	All	0.95%

Ibbotson Tactical Opportunities	$0-$250 million $250 million-$500 million $500 million-$750 million $750 million-$1billion over $1 billion	0.375% 0.36% 0.34% 0.32% 0.30%

Investment Grade Bond	All	0.60%

Money Market	All	0.50%

Ibbotson Balanced	All	0.125%

Ibbotson Conservative	All	0.125%

Ibbotson Growth	All	0.125%

*	Prior to November 15, 2010, the advisory fee for BlackRock Large Cap Index Fund was 0.70%.
**	Prior to November 15, 2010, the advisory fee for BlackRock Small Cap Index Fund was 0.80% (assets $0-$400 million), 0.75% (assets $400 million-$800 million), and 0.70% (assets over $800 million).

Under the investment advisory and management agreements, the following six Funds pay a unified management fee to the Adviser on a quarterly basis for its advisory and management services. Out of a unified management fee, the Adviser pays for all of the ordinary expenses of managing and operating the Funds. Each fee is calculated based on the annual stated percentage of average daily net assets for each Fund taken separately, as follows:

Fund	Asset Level	Fee
Goldman Sachs Mid Cap Value	All	1.05%

Lord Abbett Growth & Income	All	0.87%

BlackRock Inflation Protected Bond	All	0.65%

Goldman Sachs Short Duration	All	0.64%

PIMCO High Yield	All	0.74%

PIMCO Total Return	All	0.65%

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

b) Limitations

The Adviser has contractually agreed (until at least April 30, 2012 except as indicated below) to reduce its advisory or unified management fee and to reimburse each Fund’s other operating expenses to reduce each Fund’s total annual operating expenses to:

	Contractual Expense Limitations
Fund	Initial Class	Service Class
AllianceBernstein International Value	0.75%	1.00%
BlackRock International Index	0.60%	0.85%
BlackRock Large Cap Index*	0.50%	0.75%
BlackRock Small Cap Index**	0.60%	0.85%
Goldman Sachs Mid Cap Value***	1.07%	1.32%
Columbia Small Cap Value	1.15%	1.40%
Davis Venture Value	0.90%	1.15%
Invesco Small Cap Growth	1.15%	1.40%
Lord Abbett Growth & Income***	0.87%	1.12%
WMC Blue Chip Mid Cap	1.00%	1.25%
WMC Large Cap Growth	0.81%	1.06%
Global Real Estate	1.10%	1.35%
Ibbotson Tactical Opportunities	0.50%	N/A
Investment Grade Bond	0.75%	1.00%
Money Market	0.50%	0.75%
BlackRock Inflation Protected Bond***	0.65%	0.90%
Goldman Sachs Short Duration***	0.65%	0.90%
PIMCO High Yield***	0.75%	1.00%
PIMCO Total Return***	0.65%	0.90%
Invesco Small Cap Growth	1.15%	1.40%
Ibbotson Balanced	0.20%	0.45%
Ibbotson Conservative	0.20%	0.45%
Ibbotson Growth	0.20%	0.45%

*	Prior to November 15, 2010, the expense limitations for BlackRock Large Cap Index Fund were 0.90% and 1.15% for Initial Class and Service Class, respectively.
**	Prior to November 15, 2010, the expense limitations for BlackRock Small Cap Index Fund were 1.00% and 1.25% for Initial Class and Service Class, respectively.
***	Contractual expense limitations expire on April 30, 2011.

To the extent that a Fund’s total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory or unified management fees waived and fund expenses paid on behalf of each fund during the prior two fiscal years. For each of the periods below, the Adviser waived all or part of its investment advisory fee and reimbursed certain operating expenses in the following amounts:

	Year Ended December 31, 2010				Two-year period ended December 31, 2010
Fund	Advisory Fees Waived		Expenses Reimbursed		Advisory Fees Waived		Expenses Reimbursed
AllianceBernstein International Value	$225,183		$—		$438,713		$2,254
BlackRock International Index	26,390	*	84,623	*	26,390	*	84,623	*
BlackRock Large Cap Index	12,062		—		113,409		—
BlackRock Small Cap Index	67,163		—		400,968		—

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Year Ended December 31, 2010				Two-year period ended December 31, 2010
Fund	Advisory Fees Waived		Expenses Reimbursed		Advisory Fees Waived		Expenses Reimbursed
Goldman Sachs Mid Cap Value	$—		$—		$—		$—
Columbia Small Cap Value	126,797		—		241,926		—
Davis Venture Value	—		—		69,717		—
Invesco Small Cap Growth	116,536		—		261,332		13,392
Lord Abbett Growth & Income	36,406		—		80,629		—
WMC Blue Chip Mid Cap	—		—		91,879		—
WMC Large Cap Growth	210,162		—		441,658		—
Global Real Estate	35,216		—		175,999		—
Ibbotson Tactical Opportunities	52,556	*	—	*	52,556	*	—	*
Investment Grade Bond	—		—		114,948		—
Money Market	985,267		323,877		2,091,212		404,567
BlackRock Inflation Protected Bond	19,019		—		28,152		—
Goldman Sachs Short Duration	—		—		15,758		—
PIMCO High Yield	—		—		1,464		—
PIMCO Total Return	39,169		—		58,110		—
Ibbotson Balanced	81,277		—		257,266		—
Ibbotson Conservative	101,185		—		258,110		—
Ibbotson Growth	105,710		—		271,325		—

*	For the period November 15, 2010 (commencement of operations) to December 31, 2010.

On November 15, 2010, the Board of Trustees approved the following changes to the expense limitation arrangements between Sun Capital and the Funds of the Trust effective May 1, 2011: i) the following items of expenses will no longer be covered by the expense limitation arrangements: independent trustee compensation and expenses in performance of their duties, independent trustee legal counsel fees and related expenses, independent trustee liability insurance premiums, fees and expenses associated with electronic delivery of Board materials, fees and expenses associated with obtaining third party data to assist the Board with quarterly performance and annual contract reviews and such other expenses as are determined to be extraordinary expenses by the independent trustees; ii) there will be no expense limitation applicable to the six Funds of the Trust that have unified management fees, and iii) the expense limitation for the WMC Large Cap Growth Fund will be changed from 0.81% to 0.90% for the Initial Class shares and from 1.06% to 1.15% for the Service Class shares.

c) Distribution and Service Plan

The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class Shares (the “Plan”), pursuant to which distribution and service fees are paid to the Trust’s underwriter, Clarendon Insurance Agency, Inc. (“Clarendon”), which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”). The fees of the Trust payable to Clarendon under the Plan are accrued daily at a rate with respect to each Fund which may not exceed 0.25% of the Fund’s average daily net assets attributable to Service Class Shares regardless of the level of expenses actually incurred by Clarendon and others. Clarendon uses the service and distribution fees to compensate Sun Life (U.S.) and Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) for services rendered in connection with maintenance and distribution of the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.).

d) Trustees’ Compensation

Each independent trustee of the Trust is compensated by the Funds. The aggregate remuneration accrued and paid by the Funds to the independent trustees for the year ended December 31, 2010 was $270,447 and $290,605, respectively, including out of pocket expenses. The Trust pays no compensation directly to those of its Trustees

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

or officers who are affiliated with the Adviser, or its affiliates, all of whom receive remuneration for their services to the Trust from the Adviser, or its affiliates. Certain officers and Trustees of the Trust are also officers and directors of the Adviser, and/or other companies affiliated with the Adviser.

7. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 2010, were as follows:

Fund	Non- Government Purchases	Government Purchases	Non- Government Sales	Government Sales
AllianceBernstein International Value	$55,026,765	$—	$41,278,019	$—
BlackRock International Index	51,700,511	—	723,073	—
BlackRock Large Cap Index	259,021,998	—	253,410,059	—
BlackRock Small Cap Index	229,722,089	—	275,586,413	—
Goldman Sachs Mid Cap Value	169,354,733	—	152,482,648	—
Columbia Small Cap Value	76,157,035	—	64,918,728	—
Davis Venture Value	158,748,755	—	162,683,301	—
Invesco Small Cap Growth	15,479,444	—	9,800,564	—
Lord Abbett Growth & Income	317,234,943	—	351,218,949	—
WMC Blue Chip Mid Cap	113,264,319	—	89,400,759	—
WMC Large Cap Growth	144,526,396	—	155,695,261	—
Global Real Estate	94,664,638	—	91,021,037	—
Ibbotson Tactical Opportunities	499,348,571	—	63,677,044	—
Investment Grade Bond	377,628,183	99,976,422	251,054,330	5,940,508
BlackRock Inflation Protected Bond	113,137,618	1,044,007,098	100,538,855	884,340,898
Goldman Sachs Short Duration	362,061,489	1,039,461,530	285,407,841	923,634,731
PIMCO High Yield	82,523,551	—	37,036,650	—
PIMCO Total Return	235,146,763	3,080,922,639	91,583,844	2,593,681,965
Ibbotson Balanced*	1,038,120,335	—	269,124,245	—
Ibbotson Conservative*	437,327,400	—	88,276,343	—
Ibbotson Growth*	280,079,491	—	197,796,054	—

*	Affiliated investment transactions.

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 2010 were $1,591,372,172 and $1,608,695,566, respectively.

8. AFFILIATED COMPANY SECURITIES

The term “affiliated securities” includes securities issued by any company that is under common control with the Fund. At December 31, 2010, the Adviser or its affiliate, MFS, served as investment adviser to the underlying funds of Ibbotson Balanced Fund, Ibbotson Conservative Fund and Ibbotson Growth Fund. Purchases and proceeds from sales of affiliated investments are disclosed in Note 7 – Investment Transactions. Dividend and capital gains distributions from affiliated underlying funds are presented in each Fund’s Statement of Operations. Underlying funds managed by MFS seek to achieve capital appreciation by investing primarily in U.S. and foreign equity securities, including those in emerging markets.

9. LINE OF CREDIT

The Trust has entered into a $20 million committed unsecured revolving line of credit (the “Agreement”) primarily for temporary or emergency purposes. The Money Market Fund is not a party to this Agreement.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Interest is charged to each Fund based on its borrowings at a rate equal to a variable lending rate. In addition, a commitment fee on the daily unused portion of the $20 million committed line is allocated among the participating Funds at the end of each calendar quarter. During the year ended December 31, 2010, the following Funds had borrowings and incurred commitment fees under this Agreement as follows:

Fund Name	Maximum Loan	Average Daily Amount of Loan	Weighted Average Interest Rate	Commitment Fee
AllianceBernstein International Value Fund	$—	$—	—%	$342
BlackRock International Index Fund*	—	—	—	24
BlackRock Large Cap Index Fund	243,000	830	1.49	536
BlackRock Small Cap Index Fund	9,349,000	108,397	1.50	792
Goldman Sachs Mid Cap Value Fund	—	—	—	1,070
Columbia Small Cap Value Fund	972,000	11,526	1.52	216
Davis Venture Value Fund	3,626,000	45,529	1.49	1,953
Invesco Small Cap Growth Fund	448,000	11,236	1.49	110
Lord Abbett Growth & Income Fund	5,583,000	61,170	1.50	2,326
WMC Blue Chip Mid Cap Fund	1,622,000	5,397	1.49	601
WMC Large Cap Growth Fund	921,000	10,200	1.51	890
Global Real Estate Fund	872,000	6,225	1.48	1,048
Ibbotson Tactical Opportunities Fund*	—	—	—	148
Investment Grade Bond Fund	—	—	—	1,418
BlackRock Inflation Protected Bond Fund	422,000	3,468	1.48	1,191
Goldman Sachs Short Duration Fund	556,000	1,523	1.43	4,764
PIMCO High Yield Fund	38,000	104	1.43	622
PIMCO Total Return Fund	12,702,000	36,230	1.52	2,468
Ibbotson Balanced Fund	2,835,000	23,301	1.42	4,575
Ibbotson Conservative Fund	5,284,000	38,345	1.51	2,635
Ibbotson Growth Fund	6,228,000	142,019	1.51	2,390

*	For the period November 15, 2010 (commencement of operations) to December 31, 2010.

As of December 31, 2010, there were no outstanding borrowings under this Agreement.

10. SHARE TRANSACTIONS

Each of the Funds is authorized to issue an unlimited number of shares without par value. Transactions in classes of each Fund were as follows:

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
AllianceBernstein International Value Fund (shares)
Shares sold	3,567,009	4,771,893	174,698	184,843
Shares issued as reinvestment of distributions	133,237	246,823	4,490	7,134
Shares redeemed	(2,340,618)	(573,626)	(45,024)	(281,329)

Net increase (decrease) in shares outstanding	1,359,628	4,445,090	134,164	(89,352)
Beginning of period	5,678,230	1,233,140	169,780	259,132

End of period	7,037,858	5,678,230	303,944	169,780

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
AllianceBernstein International Value Fund ($)
Net proceeds from sales	$33,291,819	$40,083,978	$1,643,105	$1,633,385
Net proceeds on reinvestment of distributions	1,248,432	2,436,542	41,984	70,375
Shares redeemed	(23,253,856)	(5,181,425)	(423,210)	(2,902,959)

Net increase (decrease) in net assets	$11,286,395	$37,339,095	$1,261,879	$(1,199,199)

BlackRock International Index Fund (shares)(a)
Shares sold	5,277,325		24,602
Shares redeemed	(11,775)		—

Net increase (decrease) in shares outstanding	5,265,550		24,602
Beginning of period	1		1

End of period	5,265,551		24,603

BlackRock International Index Fund ($)(a)
Net proceeds from sales	$52,817,033		$246,073
Shares redeemed	(119,468)		—

Net increase (decrease) in net assets	$52,697,565		$246,073

BlackRock Large Cap Index Fund (shares)
Shares sold	5,938,764	7,834,541	528,690	850,101
Shares issued as reinvestment of distributions	26,219	76,567	2,941	8,853
Shares redeemed	(5,116,303)	(378,097)	(253,110)	(160,112)

Net increase (decrease) in shares outstanding	848,680	7,533,011	278,521	698,842
Beginning of period	8,781,396	1,248,385	1,422,949	724,107

End of period	9,630,076	8,781,396	1,701,470	1,422,949

BlackRock Large Cap Index Fund ($)
Net proceeds from sales	$48,839,087	$54,434,294	$4,570,334	$6,062,955
Net proceeds on reinvestment of distributions	216,837	619,650	24,908	73,322
Shares redeemed	(45,548,229)	(2,749,134)	(2,190,527)	(1,077,506)

Net increase (decrease) in net assets	$3,507,695	$52,304,810	$2,404,715	$5,058,771

BlackRock Small Cap Index Fund (shares)
Shares sold	491,327	1,248,829	694,478	2,693,263
Shares issued as reinvestment of distributions	14,108	2,426	14,319	7,063
Shares redeemed	(1,644,466)	(1,594,457)	(3,188,604)	(4,830,748)

Net increase (decrease) in shares outstanding	(1,139,031)	(343,202)	(2,479,807)	(2,130,422)
Beginning of period	4,624,986	4,968,188	12,904,443	15,034,865

End of period	3,485,955	4,624,986	10,424,636	12,904,443

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
BlackRock Small Cap Index Fund ($)
Net proceeds from sales	$5,730,919	$10,256,665	$7,538,234	$16,128,126
Net proceeds on reinvestment of distributions	155,615	24,361	155,938	70,061
Shares redeemed	(18,747,647)	(13,291,807)	(37,504,292)	(42,022,757)

Net increase (decrease) in net assets	$(12,861,113)	$(3,010,781)	$(29,810,120)	$(25,824,570)

Goldman Sachs Mid Cap Value Fund (shares)
Shares sold	7,670,260	10,009,062	1,195,388	1,857,700
Subscriptions in-kind (b)	—	15,162,792	—	—
Shares issued as reinvestment of distributions	677,522	2,136,646	65,091	204,336
Shares redeemed	(6,401,931)	(4,239,802)	(789,814)	(345,461)

Net increase (decrease) in shares outstanding	1,945,851	23,068,698	470,665	1,716,575
Beginning of period	24,006,000	937,302	2,359,070	642,495

End of period	25,951,851	24,006,000	2,829,735	2,359,070

Goldman Sachs Mid Cap Value Fund ($)
Net proceeds from sales	$64,672,510	$69,508,915	$10,142,051	$13,457,586
Subscriptions in-kind (b)	—	86,276,287	—	—
Net proceeds on reinvestment of distributions	5,643,760	17,199,998	540,908	1,642,863
Shares redeemed	(55,491,591)	(30,422,726)	(6,692,821)	(2,646,987)

Net increase (decrease) in net assets	$14,824,679	$142,562,474	$3,990,138	$12,453,462

Columbia Small Cap Value Fund (shares)
Shares sold	1,544,629	4,559,288	569,073	660,894
Shares issued as reinvestment of distributions	377,528	103,698	87,398	19,272
Shares redeemed	(900,177)	(1,862,200)	(229,432)	(182,795)

Net increase (decrease) in shares outstanding	1,021,980	2,800,786	427,039	497,371
Beginning of period	3,342,225	541,439	676,003	178,632

End of period	4,364,205	3,342,225	1,103,042	676,003

Columbia Small Cap Value Fund ($)
Net proceeds from sales	$16,293,217	$38,421,162	$5,846,228	$5,541,210
Net proceeds on reinvestment of distributions	3,503,453	1,059,787	809,308	196,965
Shares redeemed	(9,044,675)	(18,513,699)	(2,425,175)	(1,769,047)

Net increase (decrease) in net assets	$10,751,995	$20,967,250	$4,230,361	$3,969,128

Davis Venture Value Fund (shares)
Shares sold	7,288,612	10,680,746	2,157,750	13,579,231
Shares issued as reinvestment of distributions	96,261	37,207	54,826	28,743
Shares redeemed	(8,039,035)	(828,912)	(2,060,829)	(1,526,348)

Net increase (decrease) in shares outstanding	(654,162)	9,889,041	151,747	12,081,626
Beginning of period	13,709,275	3,820,234	21,940,742	9,859,116

End of period	13,055,113	13,709,275	22,092,489	21,940,742

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Davis Venture Value Fund ($)
Net proceeds from sales	$78,342,507	$98,509,305	$23,219,248	$114,619,412
Net proceeds on reinvestment of distributions	1,027,110	375,796	583,899	290,015
Shares redeemed	(90,371,562)	(7,382,976)	(23,109,538)	(14,347,405)

Net increase (decrease) in net assets	$(11,001,945)	$91,502,125	$693,609	$100,562,022

Invesco Small Cap Growth Fund (shares)
Shares sold	495,380	2,139,249	438,169	642,199
Shares issued as reinvestment of distributions	157,640	42,061	77,408	20,866
Shares redeemed	(158,170)	(1,151,197)	(214,999)	(189,830)

Net increase (decrease) in shares outstanding	494,850	1,030,113	300,578	473,235
Beginning of period	1,367,213	337,100	679,049	205,814

End of period	1,862,063	1,367,213	979,627	679,049

Invesco Small Cap Growth Fund ($)
Net proceeds from sales	$4,927,667	$17,852,894	$4,326,592	$5,545,347
Net proceeds on reinvestment of distributions	1,478,663	408,415	722,220	201,982
Shares redeemed	(1,570,015)	(10,858,399)	(2,176,690)	(1,744,019)

Net increase (decrease) in net assets	$4,836,315	$7,402,910	$2,872,122	$4,003,310

Lord Abbett Growth & Income Fund (shares)
Shares sold	11,085,638	14,884,765	760,127	928,732
Subscriptions in-kind (b)	—	61,521,818	—	—
Shares issued as reinvestment of distributions	2,990,839	6,551,173	69,848	120,741
Shares redeemed	(15,813,249)	(16,973,942)	(449,032)	(165,243)

Net increase (decrease) in shares outstanding	(1,736,772)	65,983,814	380,943	884,230
Beginning of period	66,298,532	314,718	1,254,127	369,897

End of period	64,561,760	66,298,532	1,635,070	1,254,127

Lord Abbett Growth & Income Fund ($)
Net proceeds from sales	$81,259,922	$80,394,556	$6,035,253	$6,630,141
Subscriptions in-kind (b)	—	342,061,308	—	—
Net proceeds on reinvestment of distributions	22,281,747	49,526,868	518,969	911,598
Shares redeemed	(124,677,960)	(122,254,652)	(3,470,534)	(1,317,548)

Net increase (decrease) in net assets	$(21,136,291)	$349,728,080	$3,083,688	$6,224,191

WMC Blue Chip Mid Cap Fund (shares)
Shares sold	4,678,564	2,493,643	263,704	429,406
Shares issued as reinvestment of distributions	4,691	1,443	—	850
Shares redeemed	(2,346,045)	(1,168,027)	(858,621)	(444,353)

Net increase (decrease) in shares outstanding	2,337,210	1,327,059	(594,917)	(14,097)
Beginning of period	6,247,928	4,920,869	3,335,675	3,349,772

End of period	8,585,138	6,247,928	2,740,758	3,335,675

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
WMC Blue Chip Mid Cap Fund ($)
Net proceeds from sales	$62,074,414	$25,342,933	$3,374,448	$4,068,254
Net proceeds on reinvestment of distributions	60,133	16,377	—	9,615
Shares redeemed	(31,559,949)	(11,534,225)	(11,493,533)	(4,663,862)

Net increase (decrease) in net assets	$30,574,598	$13,825,085	$(8,119,085)	$(585,993)

WMC Large Cap Growth Fund (shares)
Shares sold	6,364,356	13,334,566	415,338	247,637
Shares issued as reinvestment of distributions	65,688	26,292	1,109	4,445
Shares redeemed	(7,040,501)	(829,734)	(678,065)	(664,821)

Net increase (decrease) in shares outstanding	(610,457)	12,531,124	(261,618)	(412,739)
Beginning of period	18,350,627	5,819,503	2,208,247	2,620,986

End of period	17,740,170	18,350,627	1,946,629	2,208,247

WMC Large Cap Growth Fund ($)
Net proceeds from sales	$51,480,956	$91,673,236	$3,355,349	$1,673,407
Net proceeds on reinvestment of distributions	545,213	197,983	9,148	33,289
Shares redeemed	(61,907,003)	(5,576,567)	(5,740,631)	(4,435,351)

Net increase (decrease) in net assets	$(9,880,834)	$86,294,652	$(2,376,134)	$(2,728,655)

Global Real Estate Fund (shares)
Shares sold	2,802,255	4,108,295	755,136	3,685,040
Shares issued as reinvestment of distributions	1,175,193	287,905	1,176,532	417,264
Shares redeemed	(1,750,396)	(1,930,311)	(1,968,579)	(5,741,347)

Net increase (decrease) in shares outstanding	2,227,052	2,465,889	(36,911)	(1,639,043)
Beginning of period	7,564,803	5,098,914	11,338,761	12,977,804

End of period	9,791,855	7,564,803	11,301,850	11,338,761

Global Real Estate Fund ($)
Net proceeds from sales	$31,073,659	$34,655,047	$9,189,692	$22,154,045
Net proceeds on reinvestment of distributions	12,598,073	3,025,884	13,918,369	4,786,025
Shares redeemed	(19,588,315)	(17,463,407)	(24,464,186)	(58,113,756)

Net increase (decrease) in net assets	$24,083,417	$20,217,524	$(1,356,125)	$(31,173,686)

Ibbotson Tactical Opportunities Fund (shares)(a)
Shares sold	43,300,126
Shares redeemed	(1,870)

Net increase (decrease) in shares outstanding	43,298,256
Beginning of period	1

End of period	43,298,257

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Ibbotson Tactical Opportunities Fund ($)(a)
Net proceeds from sales	$434,362,406
Shares redeemed	(19,650)

Net increase (decrease) in net assets	$434,342,756

Investment Grade Bond Fund (shares)
Shares sold	14,965,112	11,185,943	6,497,983	4,491,182
Shares issued as reinvestment of distributions	862,977	416,021	353,970	191,092
Shares redeemed	(4,833,373)	(1,077,204)	(370,097)	(324,991)

Net increase (decrease) in shares outstanding	10,994,716	10,524,760	6,481,856	4,357,283
Beginning of period	15,106,417	4,581,657	7,039,119	2,681,836

End of period	26,101,133	15,106,417	13,520,975	7,039,119

Investment Grade Bond Fund ($)
Net proceeds from sales	$139,297,497	$95,812,537	$61,097,755	$39,095,291
Net proceeds on reinvestment of distributions	8,093,261	3,607,789	3,343,693	1,664,422
Shares redeemed	(45,521,961)	(9,011,151)	(3,467,580)	(2,700,076)

Net increase (decrease) in net assets	$101,868,797	$90,409,175	$60,973,868	$38,059,637

Money Market Fund (shares)
Shares sold	59,695,332	50,417,264	91,786,435	105,833,678
Shares issued as reinvestment of distributions	153,247	331,634	—	8,299
Shares redeemed	(80,077,232)	(113,149,690)	(89,367,222)	(43,671,150)

Net increase (decrease) in shares outstanding	(20,228,653)	(62,400,792)	2,419,213	62,170,827
Beginning of period	87,989,958	150,390,750	116,305,089	54,134,262

End of period	67,761,305	87,989,958	118,724,302	116,305,089

Money Market Fund ($)
Net proceeds from sales	$59,695,332	$50,417,264	$91,786,435	$105,833,678
Net proceeds on reinvestment of distributions	153,247	331,634	—	8,299
Shares redeemed	(80,077,232)	(113,149,690)	(89,367,222)	(43,671,150)

Net increase (decrease) in net assets	$(20,228,653)	$(62,400,792)	$2,419,213	$62,170,827

BlackRock Inflation Protected Bond Fund (shares)
Shares sold	10,086,435	9,577,023	8,182,656	7,285,641
Shares issued as reinvestment of distributions	362,109	272,217	237,149	175,494
Shares redeemed	(272,165)	(411,460)	(860,104)	(252,520)

Net increase (decrease) in shares outstanding	10,176,379	9,437,780	7,559,701	7,208,615
Beginning of period	10,279,716	841,936	7,641,999	433,384

End of period	20,456,095	10,279,716	15,201,700	7,641,999

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
BlackRock Inflation Protected Bond Fund ($)
Net proceeds from sales	$106,668,556	$96,862,111	$86,538,078	$74,124,269
Net proceeds on reinvestment of distributions	3,858,520	2,798,749	2,521,522	1,803,199
Shares redeemed	(2,890,510)	(4,267,952)	(9,155,496)	(2,558,702)

Net increase (decrease) in net assets	$107,636,566	$95,392,908	$79,904,104	$73,368,766

Goldman Sachs Short Duration Fund (shares)
Shares sold	24,391,949	95,717,794	4,779,074	5,195,337
Shares issued as reinvestment of distributions	1,423,197	1,824,407	162,967	219,420
Shares redeemed	(13,380,910)	(17,954,165)	(905,179)	(1,182,738)

Net increase (decrease) in shares outstanding	12,434,236	79,588,036	4,036,862	4,232,019
Beginning of period	84,977,752	5,389,716	10,493,826	6,261,807

End of period	97,411,988	84,977,752	14,530,688	10,493,826

Goldman Sachs Short Duration Fund ($)
Net proceeds from sales	$251,573,909	$972,599,536	$49,272,769	$53,062,733
Net proceeds on reinvestment of distributions	14,692,322	18,720,907	1,681,008	2,248,123
Shares redeemed	(137,964,965)	(183,043,674)	(9,324,889)	(12,026,447)

Net increase (decrease) in net assets	$128,301,266	$808,276,769	$41,628,888	$43,284,409

PIMCO High Yield Fund (shares)
Shares sold	5,534,887	12,167,657	1,052,578	1,535,138
Shares issued as reinvestment of distributions	965,971	863,319	224,053	242,170
Shares redeemed	(1,992,484)	(3,651,290)	(606,972)	(692,874)

Net increase (decrease) in shares outstanding	4,508,374	9,379,686	669,659	1,084,434
Beginning of period	9,767,948	388,262	2,608,495	1,524,061

End of period	14,276,322	9,767,948	3,278,154	2,608,495

PIMCO High Yield Fund ($)
Net proceeds from sales	$53,529,410	$100,264,761	$10,202,106	$13,216,870
Net proceeds on reinvestment of distributions	9,348,921	7,862,861	2,167,856	2,182,809
Shares redeemed	(19,168,429)	(31,827,180)	(5,826,715)	(6,196,259)

Net increase (decrease) in net assets	$43,709,902	$76,300,442	$6,543,247	$9,203,420

PIMCO Total Return Fund (shares)
Shares sold	12,666,177	12,682,052	20,371,783	20,320,071
Shares issued as reinvestment of distributions	521,269	318,228	732,251	496,571
Shares redeemed	(2,711,374)	(1,194,947)	(1,439,317)	(481,250)

Net increase (decrease) in shares outstanding	10,476,072	11,805,333	19,664,717	20,335,392
Beginning of period	13,116,015	1,310,682	22,079,795	1,744,403

End of period	23,592,087	13,116,015	41,744,512	22,079,795

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
PIMCO Total Return Fund ($)
Net proceeds from sales	$145,027,137	$137,256,966	$234,001,284	$220,437,166
Net proceeds on reinvestment of distributions	6,056,776	3,496,227	8,508,993	5,461,863
Shares redeemed	(31,454,819)	(12,737,635)	(16,495,450)	(5,218,139)

Net increase (decrease) in net assets	$119,629,094	$128,015,558	$226,014,827	$220,680,890

Ibbotson Balanced Fund (shares)
Shares sold	137,449	44,827	65,391,657	46,286,079
Shares issued as reinvestment of distributions	2,104	51	1,396,512	7,328
Shares redeemed	(42,608)	(11,574)	(421,503)	(14,111)

Net increase (decrease) in shares outstanding	96,945	33,304	66,366,666	46,279,296
Beginning of period	39,450	6,146	50,555,261	4,275,965

End of period	136,395	39,450	116,921,927	50,555,261

Ibbotson Balanced Fund ($)
Net proceeds from sales	$1,590,393	$456,674	$752,725,659	$458,013,309
Net proceeds on reinvestment of distributions	24,152	548	16,017,993	78,554
Shares redeemed	(495,419)	(107,698)	(4,746,985)	(127,291)

Net increase (decrease) in net assets	$1,119,126	$349,524	$763,996,667	$457,964,572

Ibbotson Conservative Fund (shares)
Shares sold	301,852	155,902	31,046,199	29,858,809
Shares issued as reinvestment of distributions	4,356	403	999,109	8,950
Shares redeemed	(33,787)	(5,200)	(1,194,488)	(217,241)

Net increase (decrease) in shares outstanding	272,421	151,105	30,850,820	29,650,518
Beginning of period	156,155	5,050	33,350,123	3,699,605

End of period	428,576	156,155	64,200,943	33,350,123

Ibbotson Conservative Fund ($)
Net proceeds from sales	$3,469,227	$1,610,584	$347,920,672	$293,244,934
Net proceeds on reinvestment of distributions	48,832	4,245	11,210,004	94,422
Shares redeemed	(384,667)	(55,236)	(13,622,703)	(2,168,940)

Net increase (decrease) in net assets	$3,133,392	$1,559,593	$345,507,973	$291,170,416

Ibbotson Growth Fund (shares)
Shares sold	129,754	27,376	9,249,698	36,360,653
Shares issued as reinvestment of distributions	2,641	58	1,115,174	7,506
Shares redeemed	(28,749)	(11,861)	(3,020,369)	(226,939)

Net increase (decrease) in shares outstanding	103,646	15,573	7,344,503	36,141,220
Beginning of period	25,946	10,373	39,883,256	3,742,036

End of period	129,592	25,946	47,227,759	39,883,256

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Ibbotson Growth Fund ($)
Net proceeds from sales	$1,499,274	$273,347	$105,424,712	$355,226,003
Net proceeds on reinvestment of distributions	29,899	620	12,634,921	80,391
Shares redeemed	(334,194)	(125,048)	(34,737,536)	(2,349,550)

Net increase (decrease) in net assets	$1,194,979	$148,919	$83,322,097	$352,956,844

(a)	The BlackRock International Index Fund and the Ibbotson Tactical Opportunities Fund commenced operations on November 15, 2010 and share activity presented is for the period November 15, 2010 to December 31, 2010.
(b)	During the year ended December 31, 2009, Goldman Sachs Mid Cap Value Fund and Lord Abbett Growth & Income Fund received securities with a value of $86,276,287 and $342,061,308, respectively, in exchange for 15,162,792 and 61,521,818 fund shares, respectively. Pursuant to a substitution order granted by the Securities and Exchange Commission, these assets were transferred from other third party funds that serve as investment options for certain Sun Life variable insurance products.

11. FEDERAL INCOME TAX INFORMATION

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund intends to elect or has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“the Code”). By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. As a result, no provision for income taxes is required.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to treatment of derivatives, distributions received from REIT securities, currency gain (loss), Passive Foreign Investment Companies, capital loss carryforwards, and losses deferred due to wash sales.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)
AllianceBernstein International Value	$3,470,180	$3,136,768	$6,543,788
BlackRock International Index	17,973	13,336	1,914,914
BlackRock Large Cap Index	12,869,483	6,148,421	5,792,517
BlackRock Small Cap Index	721,272	—	17,166,436
Goldman Sachs Mid Cap Value	11,707,801	14,560,923	58,510,828
Columbia Small Cap Value	10,446,775	445,962	4,100,995

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)
Davis Venture Value	$3,350,920	$17,824,141	$79,551,988
Invesco Small Cap Growth	678,054	863,692	6,174,788
Lord Abbett Growth & Income	21,095,654	63,730,740	129,814,973
WMC Blue Chip Mid Cap	105,271	—	30,928,781
WMC Large Cap Growth	591,957	—	34,955,715
Global Real Estate	13,028,034	—	33,267,220
Ibbotson Tactical Opportunities	4,589,381	66,819	16,423,905
Investment Grade Bond	5,717,207	1,598,718	5,051,629
Money Market	1,598	—	—
BlackRock Inflation Protected Bond	10,494,179	2,865,839	(3,120,094)
Goldman Sachs Short Duration	2,690,103	4,395,034	10,113,356
PIMCO High Yield	2,877,545	2,057,800	14,861,607
PIMCO Total Return	16,764,173	8,333,062	6,006,532
Ibbotson Balanced	24,163,483	54,014,002	106,886,320
Ibbotson Conservative	11,965,670	18,266,477	57,147,083
Ibbotson Growth	10,493,459	47,750,205	63,095,861

At December 31, 2010, the following Funds had available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

Fund Name	Expires December 31, 2017
BlackRock Small Cap Index	$2,600,538
WMC Blue Chip Mid Cap	3,090,029
WMC Large Cap Growth	559,254
Global Real Estate	80,503,399

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) changed the capital loss carryforward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses. Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

The following Funds utilized capital loss carryforwards during the year ended December 31, 2010, as follows:

Fund Name	Amount
BlackRock Small Cap Index	$44,050,638
Davis Venture Value	9,362,329
WMC Blue Chip Mid Cap	15,195,309
WMC Large Cap Growth	20,929,423
Global Real Estate	9,868,723

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Under current tax law, certain capital or currency losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2010, the following Funds elected to defer net losses arising between November 1, 2010 and December 31, 2010.

Fund Name	Capital Loss Deferral
PIMCO Total Return	$333,587

The Investment Grade Bond Fund, Money Market Fund, BlackRock Inflation Protected Bond Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund and PIMCO Total Return Fund declare dividends from net investment income, if any, daily and pay dividends monthly. Each of the remaining Funds in the Trust declare and pay dividends from net investment income, if any, at least annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid during the year ended December 31, 2010, was as follows:

Fund Name	Ordinary Income	Long-Term Capital Gains
AllianceBernstein International Value	$1,251,307	$39,109
BlackRock Large Cap Index	241,745	—
BlackRock Small Cap Index	311,553	—
Goldman Sachs Mid Cap Value	5,547,330	637,338
Columbia Small Cap Value	3,987,622	325,139
Davis Venture Value	1,611,009	—
Invesco Small Cap Growth	1,862,909	337,974
Lord Abbett Growth & Income	22,800,716	—
WMC Blue Chip Mid Cap	60,133	—
WMC Large Cap Growth	554,361	—
Global Real Estate	26,516,442	—
Investment Grade Bond	11,436,954	—
Money Market	153,247	—
BlackRock Inflation Protected Bond	6,035,581	344,461
Goldman Sachs Short Duration	16,012,555	360,775
PIMCO High Yield	11,470,465	46,312
PIMCO Total Return	14,472,398	93,371
Ibbotson Balanced	15,191,811	850,334
Ibbotson Conservative	10,796,952	461,884
Ibbotson Growth	11,613,647	1,051,173

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

The tax character of distributions paid during the year ended December 31, 2009, was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
AllianceBernstein International Value	$2,506,917	$—
BlackRock Large Cap Index	692,972	—
BlackRock Small Cap Index	94,422	—
Goldman Sachs Mid Cap Value	18,842,861	—
Columbia Small Cap Value	1,256,752	—
Davis Venture Value	665,811	—
Invesco Small Cap Growth	545,255	65,142
Lord Abbett Growth & Income	50,438,466	—
WMC Blue Chip Mid Cap	25,992	—
WMC Large Cap Growth	231,272	—
Global Real Estate	6,427,509	1,384,400
Investment Grade Bond	5,245,640	26,571
Money Market	339,933	—
BlackRock Inflation Protected Bond	4,545,855	56,093
Goldman Sachs Short Duration	18,976,898	1,992,132
PIMCO High Yield	9,989,286	56,384
PIMCO Total Return	8,084,038	874,052
Ibbotson Balanced	71,023	8,079
Ibbotson Conservative	86,730	11,937
Ibbotson Growth	79,203	1,808

The identified cost of investments and their respective gross unrealized appreciation and depreciation for federal income tax purposes at December 31, 2010 were as follows:

Fund Name	Identified Cost	Gross Unrealized		Net Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
AllianceBernstein International Value	$67,594,246	$8,055,551	$(1,508,512)	$6,547,039
BlackRock International Index	52,204,961	2,595,786	(686,043)	1,909,743
BlackRock Large Cap Index	100,304,064	6,551,309	(758,791)	5,792,518
BlackRock Small Cap Index	163,132,795	19,250,573	(2,084,137)	17,166,436
Goldman Sachs Mid Cap Value	213,654,542	60,007,661	(1,496,833)	58,510,828
Columbia Small Cap Value	57,098,023	5,435,600	(1,334,605)	4,100,995
Davis Venture Value	344,461,574	80,148,904	(602,000)	79,546,904
Invesco Small Cap Growth	25,183,901	6,328,947	(154,159)	6,174,788
Lord Abbett Growth & Income	429,207,725	131,079,875	(1,264,902)	129,814,973
WMC Blue Chip Mid Cap	137,976,543	32,061,021	(1,132,240)	30,928,781
WMC Large Cap Growth	156,455,146	36,318,565	(1,362,998)	34,955,567
Global Real Estate	220,413,264	37,276,080	(4,012,407)	33,263,673
Ibbotson Tactical Opportunities	437,622,981	16,770,628	(346,723)	16,423,905
Investment Grade Bond	450,975,670	9,299,138	(4,247,509)	5,051,629
Money Market	186,917,274	—	—	—
BlackRock Inflation Protected Bond	381,899,640	3,462,641	(5,805,297)	(2,342,656)
Goldman Sachs Short Duration	1,290,461,843	12,437,758	(2,324,402)	10,113,356
PIMCO High Yield	155,935,350	15,645,503	(1,067,531)	14,577,972
PIMCO Total Return	936,863,877	14,241,058	(8,762,012)	5,479,046
Ibbotson Balanced	1,337,926,918	106,886,320	—	106,886,320
Ibbotson Conservative	705,024,690	57,147,083	—	57,147,083
Ibbotson Growth	527,591,138	63,095,861	—	63,095,861

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

12. INDEMNIFICATION

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

13. EVALUATION OF SUBSEQUENT EVENTS

Management has determined that there are no material events through the issuance date of the financial statements that would require additional disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and the Shareholders of Sun Capital Advisers Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of SC AllianceBernstein International Value Fund, SC BlackRock International Index Fund, SC BlackRock Large Cap Index Fund (formerly known as SC Oppenheimer Large Cap Core Fund), SC BlackRock Small Cap Index Fund (formerly known as SC Oppenheimer Main Street Small Cap Fund), SC Goldman Sachs Mid Cap Value Fund, SC Columbia Small Cap Value Fund (formerly known as SC Dreman Small Cap Value Fund), SC Davis Venture Value Fund, SC Invesco Small Cap Growth Fund (formerly known as SC AIM Small Cap Growth Fund), SC Lord Abbett Growth & Income Fund, SC WMC Blue Chip Mid Cap Fund, SC WMC Large Cap Growth Fund, Sun Capital Global Real Estate Fund, SC Ibbotson Tactical Opportunities Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, SC BlackRock Inflation Protected Bond Fund, SC Goldman Sachs Short Duration Fund, SC PIMCO High Yield Fund, SC PIMCO Total Return Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund (formerly known as SC Ibbotson Moderate Fund), and SC Ibbotson Growth Fund (collectively the “Funds”) (each a Fund of Sun Capital Advisers Trust, the “Trust”) as of December 31, 2010, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Sun Capital Advisers Trust as of December 31, 2010, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 28, 2011

OTHER INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 432-1102 x 3330 and (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of investments with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are (i) available on the SEC’s website at www.sec.gov; and (ii) available for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

TAX INFORMATION

For the year ended December 31, 2010, the following Funds paid distributions which were designated as long-term capital gains dividends:

Fund	Amount
AllianceBernstein International Value	$39,109
Goldman Sachs Mid Cap Value	637,338
Columbia Small Cap Value	325,139
Invesco Small Cap Growth	337,974
BlackRock Inflation Protected Bond	344,461
Goldman Sachs Short Duration	360,775
PIMCO High Yield	46,312
PIMCO Total Return	93,371
Ibbotson Balanced	850,334
Ibbotson Conservative	461,884
Ibbotson Growth	1,051,173

For federal tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 2010:

Percentage of distributions which qualify for the corporate dividends received deduction:

Fund	Percentage
BlackRock Large Cap Index	100.00%
BlackRock Small Cap Index	100.00%
Goldman Sachs Mid Cap Value	9.47%
Columbia Small Cap Value	8.12%
Davis Venture Value	100.00%
Invesco Small Cap Growth	5.45%
Lord Abbett Growth & Income	7.91%
WMC Blue Chip Mid Cap	100.00%
WMC Large Cap Growth	100.00%
Global Real Estate	0.84%
PIMCO High Yield	0.37%
PIMCO Total Return	1.01%
Ibbotson Balanced	6.45%
Ibbotson Conservative	4.88%
Ibbotson Growth	8.49%

OTHER INFORMATION (Unaudited) (Continued)

The following Funds designate as income received from foreign sources and taxes paid to foreign countries the following amounts:

Fund	Foreign Source Income	Foreign Taxes Paid
AllianceBernstein International Value	$2,160,437	$136,394
BlackRock International Index	56,820	5,747
Global Real Estate	5,206,638	161,573

ADVISORY CONTRACT APPROVALS AND RENEWALS

Funds Having New Subadvisory Agreements Approved in August 2010:

SC BlackRock Small Cap Index Fund

SC BlackRock Large Cap Index Fund

Factors Considered by the Board of Trustees (the “Board”) in Connection with Approval of each Subadvisory Agreement.

The Trust’s Board approved a new subadvisory agreement for each Fund listed above at an in-person meeting held in August 2010. In terms of the process that the Trustees followed prior to approving each subadvisory agreement (together, the “subadvisory agreements”), Variable Contract Owners1 should know that:

*	At present, all but one of the Trust’s Trustees, including the Board’s chairman, are independent of Sun Capital, which serves as investment adviser to each Fund, BlackRock Investment Management, LLC (“BIM”), which serves as subadviser to each Fund listed above, and their respective affiliates (“Independent Trustees”).

*	The Board engaged in a thorough review of each Fund’s subadvisory agreement. In this connection, the Board reviewed a wide range of materials furnished by Sun Capital and BIM, and met with and was advised by its independent legal counsel prior to reaching these decisions. In addition, the Board considered information furnished by Sun Capital in connection with the Board’s 2009 and 2010 contract reviews.

In determining to approve each Fund’s subadvisory agreements, the Board considered all factors that it believed relevant to the interests of the Fund and Variable Contract Owners, including but not limited to:

•

Fees and expenses. The proposed subadvisory fee schedules for each Fund, including (i) comparative information provided by Lipper regarding investment advisory and subadvisory fee rates paid to other advisers by similar funds; and (ii) as applicable, fee rates to be paid to BIM by each Fund relative to those paid by similar funds and institutional accounts advised by BIM. The Board also received and considered information regarding the differences in the type and level of services required for the Funds and institutional accounts more generally. The Board noted that the investment subadvisory fees to be paid to BIM will be paid by Sun Capital out of its fee, not by the Fund. The Board also noted that the subadvisory fee rate to be paid to BIM would be significantly less than the fee rate paid to the Funds’ prior subadviser, since the Fund would now employ a passive strategy, and that Sun Capital had in turn agreed to reduce its fee rate payable by the Fund. Taking into account the foregoing, the Board concluded that the proposed subadvisory fee schedules for each Fund represent reasonable compensation in light of the nature, extent and quality of the investment services expected to be provided to each such Fund.

[1]

Shares of the Funds will principally be owned by Sun Life (U.S.) and Sun Life (N.Y.) for the benefit of the owners of variable annuities and variable life insurance policies (“Variable Contract Owners”) issued by Sun Life (U.S.) or Sun Life (N.Y.).

OTHER INFORMATION (Unaudited) (Continued)

•

Economies of scale. The Trustees observed that each Fund’s proposed subadvisory fee schedules contain breakpoints. The Board concluded that, to the extent economies of scale exist in the management of a Fund at its current asset level, each Fund’s fee schedule represents an appropriate sharing of such economies of scale among the Fund, Sun Capital and BIM.

•

Profitability; Other benefits to Sun Capital. The Trustees noted that they had considered Sun Capital’s profitability from managing the Funds in connection with the Trust’s 2010 annual contract review. In analyzing Sun Capital’s costs and profits and its affiliates’ costs in connection with its annual contract review, the Trustees also review the fees paid to and services provided by Sun Capital and its affiliates to each Fund for non-advisory services, such as distribution (including fees paid pursuant to Rule 12b-1 plans). The Trustees also consider other potential benefits to Sun Capital and its affiliates from their relationships with the Funds, including the roles of the Funds in supporting the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.), both of which are affiliates of Sun Capital.

•

Investment performance. The Board considered BIM’s scale and focus on tracking error, transaction costs, and trading. The Board also considered BIM’s experience managing other similar funds and/or accounts.

•

Nature, quality and extent of services. The Board considered, among other things, BIM’s personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. In addition to meeting with representatives of Sun Capital and BIM, the Board also considered, among other things, Sun Capital’s representation that it was satisfied with the resources, compliance program and level of commitment expected to be put forth by BIM and its recommendation that each subadvisory agreement be approved. The Board also considered that the types of services to be provided under the subadvisory agreements were comparable to those typically found in agreements of such type. The Board concluded that the quality and range of services expected to be provided by BIM should benefit each Fund and its Variable Contract Owners.

•

Brokerage practices. The Board considered BIM’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including the brokers’ and dealers’ provision of brokerage and research services to BIM.

•

Compliance. The Board considered BIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered Sun Capital’s continued commitment of attention and resources to compliance functions relevant to the Funds’ operations, including the oversight of subadvisers.

After due consideration of these and other factors that it considered relevant, the Board determined to approve each Fund’s subadvisory agreement, and concluded that the approval of such agreements was in the best interest of each Fund and the Variable Contract Owners.

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these and other factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the subadvisory agreements.

OTHER INFORMATION (Unaudited) (Continued)

Funds Having Investment Advisory and Subadvisory Agreements Approved Initially in August 2010:

SC BlackRock International Index Fund

SC Ibbotson Tactical Opportunities Fund

Factors Considered by the Board of Trustees (the “Board”) in Connection with Initial Approval of each Investment Advisory Agreement.

The Trust’s Board approved the initial investment advisory agreement and subadvisory agreement for each Fund listed above at an in-person meeting held in August 2010. In terms of the process that the Trustees followed prior to approving each investment advisory and subadvisory agreement (together, the “investment advisory agreements”), Variable Contract Owners2 should know that:

*	At present, all but one of the Trust’s Trustees, including the Board’s chairman, are independent of Sun Capital, which serves as investment adviser to each Fund, each subadviser, and their respective affiliates (“Independent Trustees”).

*	In connection with reviewing the Funds’ investment advisory agreements, the Independent Trustees met on multiple occasions to discuss and consider the proposed arrangements, and were advised by, and held private meetings with, their independent legal counsel.

*	The Board engaged in a thorough review of each Fund’s investment advisory agreements. In this connection, the Board reviewed a wide range of materials furnished by Sun Capital and each subadviser prior to reaching these decisions.

In determining to approve each Fund’s investment advisory agreements, the Board considered all factors that it believed relevant to the interests of the Fund and Variable Contract Owners, including but not limited to:

•

Fees and expenses. The proposed investment advisory and investment subadvisory fee schedules for each Fund, including (i) comparative information provided by Lipper regarding investment advisory fee rates paid to other advisers by similar funds; and (ii) as applicable, fee rates to be paid to Sun Capital and each subadviser by each Fund relative to those paid by similar funds and institutional accounts advised by such firms. The Board also received and considered information regarding the differences in the type and level of services required for the Funds and institutional accounts more generally. The Board noted that the investment subadvisory fees paid to each Fund’s subadviser will be paid by Sun Capital out of its fee, not by the Fund. Taking into account the foregoing, the Board concluded that the proposed fee schedules for each Fund represent reasonable compensation in light of the nature, extent and quality of the investment services expected to be provided to each such Fund.

•	Economies of scale. Given the uncertainty regarding each Fund’s size and related operating costs, the Board deferred its evaluation of economies of scale to a future date.

•

Profitability; Other benefits to Sun Capital. Because the Funds had not yet commenced operations, no information regarding Sun Capital’s costs and profits from providing investment advisory services to the Funds could be considered by the Board. The Board did review and consider the fees to be paid to and services to be provided by Sun Capital and its affiliates to each Fund for non-advisory services, such as distribution (including fees paid pursuant to Rule 12b-1 plans). The Board also considered other potential

[2]

Shares of the SC BlackRock International Index Fund will principally be owned by Sun Life (U.S.) and Sun Life (N.Y.) for the benefit of the owners of variable annuities and variable life insurance policies (“Variable Contract Owners”) issued by Sun Life (U.S.) or Sun Life (N.Y.). Shares of SC Ibbotson Tactical Opportunities Fund are owned exclusively by SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund, which are also series of the Trust.

OTHER INFORMATION (Unaudited) (Continued)

benefits to Sun Capital and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.), both of which are affiliates of Sun Capital. The Board also considered the entrepreneurial risk associated with launching new funds.

•

Investment performance. Because the Funds had not yet commenced operations, no information relating to the Funds’ past performance could be considered by the Board. The Board did consider Sun Capital’s experience with overseeing the management of other funds, and each subadviser’s experience with managing other similar funds and/or accounts.

•

Nature, quality and extent of services. The Board considered, among other things, Sun Capital’s and each subadviser’s personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. In addition to meeting with representatives of Sun Capital and each subadviser, the Board also considered, among other things, Sun Capital’s representation that it was satisfied with the resources, compliance program and level of commitment expected to be put forth by each subadviser and its recommendation that each subadvisory agreement be approved. The Board also considered that the types of services to be provided under the advisory agreements were comparable to those typically found in agreements of such type. The Board concluded that the quality and range of services expected to be provided by Sun Capital and each subadviser should benefit each Fund and its Variable Contract Owners.

•

Brokerage practices. The Board considered the practices of Sun Capital and each subadviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including the brokers’ and dealers’ provision of brokerage and research services to Sun Capital and each subadviser.

•

Compliance. The Board considered Sun Capital’s and each subadviser’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered Sun Capital’s continued commitment of attention and resources to compliance functions relevant to the Funds’ operations, including the oversight of subadvisers. The Board also considered the Sun Life organization’s commitment of resources to its U.S. business more generally.

After due consideration of these and other factors that it considered relevant, the Board determined to approve each Fund’s investment advisory agreement and investment subadvisory agreement, and concluded that the approval of such agreements was in the best interest of each Fund and the Variable Contract Owners.

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these and other factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the investment advisory agreements.

OTHER INFORMATION (Unaudited) (Continued)

Funds Having Investment Advisory and/or Subadvisory Agreements Renewed in November 2010:

Sun Capital Global Real Estate Fund

Sun Capital Investment Grade Bond Fund

Sun Capital Money Market Fund

SC AllianceBernstein International Value Fund

SC BlackRock Inflation Protected Bond Fund

SC BlackRock Large Cap Index Fund

SC BlackRock Small Cap Index Fund

SC Columbia Small Cap Value Fund

SC Davis Venture Value Fund

SC Goldman Sachs Mid Cap Value Fund

SC Goldman Sachs Short Duration Fund

SC Ibbotson Balanced Fund

SC Ibbotson Growth Fund

SC Ibbotson Conservative Fund

SC Invesco Small Cap Growth Fund

SC Lord Abbett Growth & Income Fund

SC PIMCO High Yield Fund

SC PIMCO Total Return Fund

SC WMC Blue Chip Mid Cap Fund

SC WMC Large Cap Growth Fund

Factors Considered by the Board of Trustees (the “Board”) in Approving the Continuation of each Investment Advisory Agreement.

The Trust’s Board approved the continuation of each above-referenced Fund’s current investment advisory agreement (including, in the case of all Funds other than Sun Capital Global Real Estate Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, SC BlackRock Large Cap Index Fund, BlackRock Small Cap Index Fund3 and SC Columbia Small Cap Value Fund4, each Fund’s subadvisory agreement) for an additional twelve-month period at an in-person meeting held in November 2010.

In terms of the process that the Trustees followed prior to approving the continuation of each investment advisory and subadvisory agreement (together, the “investment advisory agreements”), Variable Contract Owners5 should know that:

*	At present, all but one of the Trust’s Trustees, including the Board’s chairman, are independent of Sun Capital Advisers LLC (“Sun Capital”), which serves as investment adviser to each of the Funds, each subadviser, and their respective affiliates (“Independent Trustees”).

[3]	The Trust’s Board approved new subadvisory agreements for SC BlackRock Large Cap Index Fund and BlackRock Small Cap Index Fund as discussed above.
[4]

The subadvisory agreement for SC Columbia Small Cap Value Fund was approved separately at an in-person meeting held in February 2010. For information regarding the approval process for that subadvisory agreement, please see the Funds’ semi-annual report dated June 30, 2010.

[5]

Shares of the Funds will principally be owned by Sun Life (U.S.) and Sun Life (N.Y.) for the benefit of the owners of variable annuities and variable life insurance policies (“Variable Contract Owners”) issued by Sun Life (U.S.) or Sun Life (N.Y.).

OTHER INFORMATION (Unaudited) (Continued)

*	In connection with the Board’s 2010 contract review, the Independent Trustees met on multiple occasions to discuss and consider contract review matters, and were advised by, and held private meetings with, their independent legal counsel.

*	The Board engaged in a thorough review of each Fund’s investment advisory agreement(s). In this connection, the Board reviewed a wide range of materials furnished by Sun Capital and, as applicable, each subadviser, prior to reaching these decisions.

In determining to approve the continuation of each Fund’s investment advisory agreement(s), the Board considered all factors that it believed relevant to the interests of the Fund and Variable Contract Owners, including but not limited to:

•

Fees and expenses. The investment advisory and, as applicable, investment subadvisory fee schedules for each Fund, including (i) comparative information provided by Lipper regarding investment advisory fee rates paid to other advisers by similar funds; and (ii) fee rates paid to Sun Capital and each subadviser by each Fund relative to those paid by similar funds and institutional accounts advised by such firms. The Board considered that Sun Capital currently does not manage any institutional accounts in a manner similar to a Fund. The Board also received and considered information regarding the differences in the type and level of services required for the Funds and institutional accounts more generally. In the case of each subadvised Fund, the Board noted that the investment subadvisory fees paid to each subadviser are paid by Sun Capital out of its fee, not by the Fund. The Board also considered that, with respect to each of the SC Lord Abbett Growth & Income Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC PIMCO High Yield Fund, SC PIMCO Total Return Fund and SC BlackRock Inflation Protected Bond Fund (collectively, the “Unified Fee Funds”), because Sun Capital provides a broader range of services and bears additional categories of expenses in return for the “unified” investment management fee it receives than would be the case under a typical investment advisory agreement, it was most appropriate to examine and compare each such Fund’s total operating expense ratio relative to the total operating expense ratios of other similar funds. With respect to the Sun Capital Global Real Estate Fund, in addition to comparative information provided by Lipper, the Board also considered comparative information regarding the advisory and administration fees and total expense ratios of a group of domestic and global real estate funds considered by Sun Capital to be the Fund’s primary competitors. With respect to the SC BlackRock Large Cap Index Fund and SC BlackRock Small Cap Index Fund, the Board also considered that the investment advisory agreements with Sun Capital had been amended in August 2010 to reduce the fee rate payable to Sun Capital in conjunction with changes to such Funds’ investment programs, and that Sun Capital had represented that there would be no reduction in the quality or quantity of services that Sun Capital provides to each fund as a result of, or otherwise in connection with, such fee reductions. Taking into account the foregoing, the Board concluded that the fee schedules in effect for each Fund represent reasonable compensation in light of the nature, extent and quality of the investment services being provided to such Fund.

•

Economies of scale. The extent to which economies of scale would be realized as each Fund grows. In this regard, the Board observed that the advisory fees charged to the SC BlackRock Small Cap Index Fund, SC BlackRock Large Cap Index Fund, SC Columbia Small Cap Value Fund, SC Davis Venture Value Fund, SC WMC Large Cap Growth Fund, SC WMC Blue Chip Mid Cap Fund and SC Invesco Small Cap Growth Fund contain breakpoints. In addition, the Board considered Sun Capital’s commitment to consider initial and/or additional breakpoints for each Fund to the extent the Fund’s assets under management increase to more substantial, scalable levels in the future. The Board concluded that, to the extent economies of scale exist in the management of a Fund at its current asset level, each Fund’s fee schedule represents an appropriate sharing of such economies of scale between the Fund and its investment adviser(s).

•

Profitability; Other benefits to Sun Capital. The costs of the services to be provided, and profits realized, by Sun Capital and its affiliates from their relationship with each Fund. In this regard, the Board observed that

OTHER INFORMATION (Unaudited) (Continued)

Sun Capital reported that it was operating several Funds at a net loss (suggesting that Sun Capital had assumed considerable economic risk in contracting with the Funds), and had committed to total operating expense caps applicable to each Fund (other than the Unified Fee Funds) through at least April 30, 2012. In analyzing Sun Capital’s costs and profits and its affiliates’ costs, the Board also reviewed the fees paid to and services provided by Sun Capital and its affiliates to each Fund for non-advisory services, such as distribution (including fees paid pursuant to Rule 12b-1 plans). The Board also considered other potential benefits to Sun Capital and its affiliates from their relationships with the Funds, including the roles of the Funds in supporting the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.), both of which are affiliates of Sun Capital. The Board concluded that each Fund’s investment advisory fee schedule represented reasonable compensation in light of, among other factors, the costs incurred by the adviser and its affiliates in providing services to each Fund.

•

Investment performance. The investment performance of each Fund, both absolute and relative to various benchmarks and industry peer groups, including comparative information provided by Lipper regarding each Fund’s performance relative to other similar Funds. With respect to the Global Real Estate Fund, the Board also considered the Fund’s performance since its transition to a global real estate fund relative to peer global real estate funds managed by the Fund’s primary competitors. With respect to the AllianceBernstein International Value Fund, the Board noted while the Fund has underperformed since inception, the Fund’s subadviser has a strong long-term record managing assets in this strategy.

•

Nature, quality and extent of services. The nature, scope and quality of the services that Sun Capital and each subadviser provide to the Funds. In this regard, the Board considered, among other things, Sun Capital’s and each subadviser’s personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. In addition to meeting with representatives of Sun Capital and each subadviser, the Board also considered, among other things, Sun Capital’s representation that it was satisfied with the resources, compliance program and level of commitment put forth by each subadviser and its recommendation that each subadvisory agreement be continued. The Board considered that the types of services to be provided under the investment advisory agreements were comparable to (or, in the case of the Unified Fee Funds, broader than) those typically found in agreements of such type. In this regard, the Board concluded that the quality and range of services provided by Sun Capital and, as applicable, each subadviser, have benefited and should continue to benefit each Fund and its Variable Contract Owners.

•

Brokerage practices. The practices of Sun Capital and each subadviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including the brokers’ and dealers’ provision of brokerage and research services to Sun Capital and each subadviser.

•

Compliance. Sun Capital’s and each subadviser’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered Sun Capital’s continued commitment of attention and resources to compliance functions relevant to the Funds’ operations, including the oversight of subadvisers. The Board also considered the Sun Life organization’s commitment of resources to its U.S. business more generally.

After due consideration of these and other factors that it considered relevant, the Board determined to approve the continuation of each Fund’s investment advisory agreement and, as applicable, investment subadvisory agreement, and concluded that the continuation of such agreements was in the best interest of the Fund and the Variable Contract Owners.

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these and other factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the investment advisory agreements.

OTHER INFORMATION (Unaudited) (Continued)	Sun Capital Advisers Trust

Each Fund’s business is managed by the Trustees. Several of the Funds’ Trustees and Officers are also Directors and Officers of Sun Life Assurance Company of Canada or the Adviser. The table below provides more information about the Funds’ Trustees and certain Officers.

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
Michael P. Castellano c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1941	Trustee	Since February 2005	Retired	22	None
Dawn-Marie Driscoll c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1946	Trustee	Since June 2007	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization), Director, ICI Mutual; Former Directorships: Investment Company Institute; Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute.	22	Trustee, DWS Funds Board (123 mutual funds) since 1987.
William N. Searcy, Jr. c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1946	Chairman and Trustee	Chairman since 2005 Trustee since October 1998	Private investor. Pension and Savings Trust Officer, Sprint Corp. (wireless and wireline communications services) 1989-2003.	22	Trustee, DWS Funds Board (123 mutual funds) since 1993.
John T. Donnelly* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1958	President, Chief Executive Officer and Trustee	Since May 2009	Senior Managing Director, Investment Operations, Sun Life Assurance Company of Canada. President and Manager, Sun Capital Advisers LLC, since 2009. Associated with Sun Life Financial since 1991.	22	Director, Crosspointe Shops I LLC since 2009; Director, Crosspointe Shops II LLC since 2009; Director, Sun Life Insurance and Annuity Company of New York since 2008; Director and Chairman, Sun Life Investments LLC since 2005; Director, Sun Life

OTHER INFORMATION (Unaudited) (Continued)	Sun Capital Advisers Trust

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
Financial Global Funding, L.L.C. since 2004; Director, Sun Life Financial Global Funding, U.L.C. since 2004; Director, Sun Life Financial Global Funding II, L.L.C. since 2006; Director, Sun Life Financial Global Funding II, U.L.C. since 2006; Director, Sun Life Financial Global Funding III, L.L.C. since 2006; Director, Sun Life Financial Global Funding III U.L.C. since 2006.
Lena Metelitsa* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1967	Chief Financial Officer and Treasurer	Since May 2010; Serves at the discretion of the Trustees.	Managing Director and Chief Financial Officer, Sun Capital Advisers LLC since 2010. Senior Director, Sun Capital Advisers LLC, 2008-2010. Associated with Sun Life Financial since 2005.	N/A	N/A
Maura A. Murphy, Esq.* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1960	Secretary and Chief Legal Officer	Since October 1998; Serves at the discretion of the Trustees.	Managing Director and General Counsel since 2000, and Secretary since 1998, Sun Capital Advisers LLC. Assistant Vice President and Senior Counsel, Sun Life Financial. Associated with Sun Life Financial since 1998.	N/A	N/A
Andrew S. Harris* One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1974	Chief Compliance Officer	Since August 2010; Serves at the discretion of the Trustees.	Chief Compliance Officer, Sun Capital Advisers LLC since 2010. Fund Compliance Officer, SEI Investments 2008-2010. Director of Corporate Compliance, Nationwide Funds Group 2004-2008.	N/A	N/A
*	An interested person of the Funds for purposes of Section 2(a)(19) of the 1940 Act.

The Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-432-1102 x3330.

Sun Capital Advisers Trust

TRUSTEES AND OFFICERS

Michael P. Castellano, Trustee

Dawn-Marie Driscoll, Trustee

William N. Searcy, Jr., Chairman, Trustee

John T. Donnelly, President, Chief Executive Officer and Trustee

Lena Metelitsa, Chief Financial Officer and Treasurer

Maura A. Murphy, Secretary and Chief Legal Officer

Andrew S. Harris, Chief Compliance Officer

INVESTMENT ADVISER

Sun Capital Advisers LLC

One Sun Life Executive Park

Wellesley Hills, MA 02481

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

LEGAL COUNSEL

Dechert LLP

200 Clarendon Street

Boston, MA 02116

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2.	Code of Ethics.

Registrant has adopted a code of ethics that applies to registrant’s principal executive officer and principal financial officer. This code of ethics is available without charge, upon request, by calling 1-800-432-1102 x3330. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one financial expert, Michael P. Castellano, serving on its Audit Committee. Mr. Castellano is considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed for professional services rendered to the registrant for the last two fiscal years by the registrant’s principal accountant were as follows:

(a) Audit Fees: Includes amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

FY 2010	FY 2009
$765,705	$692,782

(b) Audit-related Fees: Includes amounts related to assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

FY 2010	FY 2009
None	None

(c) Tax Fees: Includes amounts related to tax compliance, tax planning and tax advice.

FY 2010	FY 2009
$69,620	$81,160

(d) All Other Fees: Includes amounts related to products and services provided to the registrant by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

FY 2010	FY 2009
None	None

(e)(1) The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant require pre-approval. In addition, non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant also require pre-approval if the services provided to those entities are related directly to the operations and financial reporting of the registrant.

The policy includes a list of specified services that are deemed to be pre-approved, subject to stated dollar limits, by the Audit Committee. The Audit Committee must provide specific advance approval for any service that is not included in the list of pre-approved services, or for any pre-approved service that exceeds the dollar limit set forth in the policy. In determining whether to approve services, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

(e)(2) No services included in this Item 4 (b) through (d) were approved pursuant to the “de minimis exception” set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) During the registrant’s fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, the registrant’s investment adviser, or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $69,620 and $81,160^, respectively, and represent tax fees included under item 4(c) above.

^ Reflects current period presentation.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

Included in stockholder report filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented since the registrant’s most recent disclosure to this Item.

Item 11.	Controls and Procedures.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have been no significant changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	The code of ethics as required by Form N-CSR Item 2 is filed herewith.

(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a) (3)	A combined certification by the principal executive and principal financial officers of the registrant as required by Rule 30a-2(b), under the Investment Company Act of 1940, as amended, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SUN CAPITAL ADVISERS TRUST

By (Signature and Title)*	/s/ JOHN T. DONNELLY
John T. Donnelly, President

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JOHN T. DONNELLY
John T. Donnelly, President
(Chief Executive Officer)

Date: February 28, 2011

By (Signature and Title)*	/s/ LENA METELITSA
Lena Metelitsa, Treasurer
(Chief Financial Officer)

Date: February 28, 2011

*	Print name and title of each signing officer under his or her signature.